            As filed with the Securities and Exchange
                    Commission on May 3, 1999
                                            File Nos. 33-18647
                                                      811-5398

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Pre-Effective Amendment No.
                Post-Effective Amendment No.  27

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      X   Amendment No.  28

          ____________________________________________

          ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
      (Address of Principal Executive Office)   (Zip Code)

Registrant's Telephone Number, including Area Code:(800)221-5672
 _______________________________________________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105

             (Name and address of agent for service)
                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective
    (check appropriate box)

    _X_  Immediately upon filing pursuant to paragraph (b)
    ___  On (date) pursuant to paragraph (b)
    ___  60 days after filing pursuant to paragraph (a)(1)
    ___  On (date) pursuant to paragraph (a)(1)
    ___  75 days after filing pursuant to paragraph (a)(2)
    ___  On (date) pursuant to paragraph (a) of Rule 485

    If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                              Class A Prospectus

                           ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                             Money Market Portfolio
                            Premier Growth Portfolio
                          Growth and Income Portfolio
                U.S. Government/High Grade Securities Portfolio
                              High Yield Portfolio
                             Total Return Portfolio
                            International Portfolio
                       Short-Term Multi-Market Portfolio
                             Global Bond Portfolio
                   North American Government Income Portfolio
                       Global Dollar Government Portfolio
                            Utility Income Portfolio
                        Conservative Investors Portfolio
                           Growth Investors Portfolio
                                Growth Portfolio
                       Worldwide Privatization Portfolio
                              Technology Portfolio
                                Quasar Portfolio
                        Real Estate Investment Portfolio

 This  Prospectus describes the  Portfolios that  are available as  underlying investments  through your variable  contract. For information about  your variable  contract,  including  information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................  26
  Principal Risks by Portfolio.............................................  29
GLOSSARY...................................................................  30
DESCRIPTION OF THE PORTFOLIOS..............................................  32
  Investment Objectives and Policies.......................................  32
  Description of Investment Practices......................................  51
  Additional Risk Considerations...........................................  64
MANAGEMENT OF THE PORTFOLIOS...............................................  70
PURCHASE AND SALE OF SHARES................................................  73
  How The Portfolios Value Their Shares....................................  73
  How To Purchase and Sell Shares..........................................  73
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  73
FINANCIAL HIGHLIGHTS.......................................................  74
APPENDIX A.................................................................  84
APPENDIX B.................................................................  88

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's summary includes a discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 26.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

  . how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolios.

  . An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Money Market Portfolio

  Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

  Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in high-quality, U.S. Dollar denominated money market securities.

  Among the principal risks of investing in the Portfolio are interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  4.98%  5.06%    4.70%
     3-Month Treasury Bill.............................  5.05%  5.11%    4.69%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 30, 1992 for the Portfolio and December 31, 1992 for the Treasury Bill.

                                     Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ---   ----  ----  ----
          N/A   N/A   N/A   N/A   2.3   3.3   5.0    4.7   5.1   5.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 1.29%, 4th quarter, 1997; and

   Worst quarter was up 0.50%, 2nd quarter, 1993.

Premier Growth Portfolio

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

  Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 47.97% 27.85%   25.42%
     S&P 500 Index..................................... 28.58% 24.06%   21.27%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from June 26, 1992 for the Portfolio and June 30, 1992 for the Index.

                                     Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   12.6  -3.0  44.9  22.7  33.9  48.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 29.72%, 4th quarter, 1998; and

   Worst quarter was down 11.14%, 3rd quarter, 1998.

Growth and Income Portfolio

  Objective: The Portfolio's investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio.......................................  20.89%   21.19%   16.01%
     S&P 500 Index...................................  28.58%   24.06%   20.81%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 14, 1991 for the Portfolio and December 31, 1990 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   7.9   11.7  -0.4  35.8  24.1  28.8  20.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 23.67%, 4th quarter, 1998; and

   Worst quarter was down 14.06%, 3rd quarter, 1998.

U.S. Government/High Grade Securities Portfolio

  Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio also may invest in non-U.S. Government mortgage-related and asset-backed securities. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related and asset-backed securities, it may be subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  8.22%  6.66%    6.55%
     67% Lehman Brothers Government Bond Index
     33% Lehman Brothers Corporate Bond Index..........  9.34   7.17     7.43

The average annual total returns in the performance table are for periods ended December 31, 1998. Since inception return information is from September 17, 1992 for the Portfolio and September 30, 1992 for the Index.

                                     Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   9.2   -4.0  19.3  2.6   8.7   8.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 7.15%, 2nd quarter, 1995; and

   Worst quarter was down 3.08%, 1st quarter, 1994.

High Yield Portfolio

  Objective: The Portfolio's investment objective is to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                              1 Year   Inception
                                                              ------   ---------
   Portfolio................................................. (3.69)%    (0.43)%
   First Boston High Yield Index.............................  0.58 %     1.89 %

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

                                   Bar Chart



                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ---   ----  ----  ----
          N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   -3.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 6.49%, 1st quarter, 1998; and

   Worst quarter was down 11.29%, 3rd quarter, 1998.

Total Return Portfolio

  Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
     Portfolio...................................... 16.99%   14.20%   13.41%
     60% S&P 500 Index
     40% Lehman Brothers Government Corporate Bond
      Index......................................... 20.95%   17.35%   16.13%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart





                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   9.7   -3.8  23.7  15.2  21.1  17.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 14.38%, 4th quarter, 1998; and

   Worst quarter was down 7.01%, 3rd quarter, 1998.

International Portfolio

  Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                          Since
                                                        1 Year  5 Years Inception
                                                        ------  ------- ---------
     Portfolio......................................... 13.02%    7.98%   10.12%
     MSCI World Index ................................. 24.34%   15.68%   17.32%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart





                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ---   ----  ----  ----
          N/A   N/A   N/A   N/A   21.6  6.7   9.9   7.3   3.3   13.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 18.03%, 4th quarter, 1998; and

   Worst quarter was down 17.37%, 3rd quarter, 1998.

Short-Term Multi-Market Portfolio

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

  Principal Investment Strategies and Risks: The Portfolio invests in high-quality debt securities having remaining maturities of not more than three years, with a high proportion of investments in money market instruments. The Portfolio seeks investment opportunities in foreign and domestic securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, it invests at least 25% of its net assets in U.S. Dollar-denominated debt securities. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

  The Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. A high proportion of the Portfolio's investments normally consist of money market instruments.

  The Portfolio also may:

  .use derivatives strategies;
  .invest in prime commercial paper or unrated paper of equivalent quality; .enter into repurchase agreements; and
  .invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. The Portfolio's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 6.32%   3.99%    4.28%
     Merrill Lynch 1-3 Year Treasury Index............. 7.00%   5.99%    6.74%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from November 28, 1990 for the Portfolio and November 30, 1990 for the Index.

                                   Bar Chart





                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ---   ----  ----  ----
          N/A   N/A   6.9   0.8   6.6   -6.5  6.8   9.6   4.6   6.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 5.55%, 2nd quarter, 1995; and

   Worst quarter was down 7.30%, 4th quarter, 1994.

Global Bond Portfolio

  Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities of U.S. or foreign governments, and supranational entities, U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

  The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more risk than a fund that invests primarily in higher-rated securities. The Portfolio's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
   Portfolio........................................ 14.12%   7.62%    8.72%
   Solomon World Government Bond Index (unhedged in
    U.S. dollars)................................... 15.30%   7.85%    9.75%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from July 15, 1991 for the Portfolio and July 31, 1991 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   4.9   11.2  -5.2  24.7  6.2   0.7   14.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 10.69%, 1st quarter, 1995; and

   Worst quarter was down 4.27%, 1st quarter, 1999.

North American Government Income Portfolio

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio also invests significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

The Portfolio may use significant borrowings for leverage. The Portfolio also may:

  .use derivative strategies; and

  .invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                                1 Year Inception
                                                                ------ ---------
     Portfolio.................................................  4.07%   8.45%
     Lehman Brothers Aggregate Bond Index......................  8.69%   8.67%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 3, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   N/A   N/A   22.7  18.7  9.6   4.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 9.35%, 2nd quarter, 1995; and

   Worst quarter was down 13.66%, 4th quarter, 1994.

Global Dollar Government Portfolio

  Objective: The Portfolio's investment objectives are to seek a high level of current income and, secondarily, capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in sovereign debt obligations. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio limits its investments in sovereign debt obligations of any one country to no more than 25% of its total assets.

  The Portfolio may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. All of the Portfolio's investments in sovereign debt obligations and fixed-income securities will be U.S. Dollar-denominated. The Portfolio also may invest up to 30% of its assets in emerging markets or developing countries, including Argentina, Brazil, Mexico, Morocco, the Philippines, Russia, and Venezuela. The average weighted maturity of the Portfolio's investments varies between nine and 30 years.

  The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

    . use derivatives strategies;

    . invest in structured securities;

    . invest in fixed and floating rate loans to sovereign debt issuers;

    . enter into repurchase agreements; and

    . invest in variable, floating, and inverse floating rate securities.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and currency risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than may other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                              1 Year   Inception
                                                              ------   ---------
     Portfolio............................................... (21.71)%    6.47%
     J.P. Morgan Emerging Markets Bond Index................. (11.04)%   12.95%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 2, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97     98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  -----
          N/A   N/A   N/A   N/A   N/A   N/A   23.0  24.9  13.2  -21.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 12.81%, 2nd quarter, 1995; and

   Worst quarter was down 27.11%, 3rd quarter, 1998.

Utility Income Portfolio

  Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                               1 Year  Inception
                                                               ------  ---------
      Portfolio............................................... 23.91%    16.48%
      Dow Jones Electric Utilities Index...................... 18.88%    16.22%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 10, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   N/A   N/A   21.5  7.9   25.7  23.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 12.90%, 4th quarter, 1998; and

   Worst quarter was down 3.39%, 1st quarter, 1997.

Conservative Investors Portfolio

  Objective: The Portfolio's investment objective is to achieve a high total return without, in the view of Alliance, undue risk to principal.

  Principal Investment Strategies and Risks: The Portfolio invests varying portions of its assets in debt and equity securities. The Portfolio normally invests between 50% and 90% (generally approximately 70%) of its total assets in investment grade fixed-income securities and money market instruments, with equity securities comprising the remainder of the Portfolio's holdings. Most of the Portfolio's investments in fixed-income securities generally will have a duration less than that of a 10-year Treasury bond. The Portfolio may invest in foreign securities, mortgage-related and asset-backed securities.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. To the extent the Portfolio invests in debt and foreign securities, your investment has credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                       1 Year  Since Inception
                                                       ------  ---------------
     Portfolio........................................ 14.20%      11.11%
     70% Lehman Brothers Government Corporate Bond
      Index
     30% S&P 500 Index................................ 15.21%      15.45%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 28, 1994 for the Portfolio and October 31, 1994 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   N/A   N/A   17.0  3.8   11.2  14.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 7.10%, 4th quarter, 1998; and

     Worst quarter was down 2.89%, 1st quarter, 1996.

Growth Investors Portfolio

  Objective: The Portfolio's investment objective is to achieve the highest total return consistent with what Alliance considers to be reasonable risk.

  Principal Investment Strategies and Risks: The Portfolio invests varying portions of its assets in equity and debt securities. The Portfolio normally invests between 40% and 90% (generally approximately 70%) of its total assets in common stock and other equity securities with debt securities comprising the remainder of the Portfolio's holdings. The Portfolio's investments may include intermediate- and small-sized companies with favorable growth rates, companies in cyclical industries, companies with undervalued securities or in special situations, and less widely known companies. The Portfolio's investments may include foreign securities and lower-rated securities.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign risk and currency risk. Investments in intermediate- and small-sized companies may have more risk than investments in larger companies. The Portfolio's investments in small-sized companies may have additional risks because these companies often have limited product lines, markets, or financial resources. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                       1 Year  Since Inception
                                                       ------  ---------------
      Portfolio....................................... 23.68%       15.84%
      70% S&P 500 Index
      30% Lehman Brothers Government Corporate Bond
       Index.......................................... 22.86%       22.86%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 28, 1994 for the Portfolio and October 31, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   20.5  8.2   16.3  23.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 18.68%, 4th quarter, 1998; and

     Worst quarter was down 8.75%, 3rd quarter, 1998.

Growth Portfolio

  Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds, and generally up to 15% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                          1 Year  Since Inception
                                                          ------  ---------------
     Portfolio........................................... 28.73%       29.73%
     S&P 500 Index....................................... 28.58%       28.46%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   35.2  28.5  30.0  28.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 32.47%, 4th quarter, 1998; and

     Worst quarter was down 18.21%, 3rd quarter, 1998.

Worldwide Privatization Portfolio

  Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies that will benefit from privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

  The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                          1 Year  Since inception
                                                          ------  ---------------
      Portfolio.......................................... 10.83%       12.10%
      MSCI EAFE Index.................................... 20.00%        9.02%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.
                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   10.9  18.5  10.8  10.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 16.25%, 4th quarter, 1998; and

   Worst quarter was down 16.18%, 3rd quarter, 1998.

Technology Portfolio

  Objective: The Portfolio's objective is growth of capital. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 10% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                         1 Year  Since Inception
                                                         ------  ---------------
     Portfolio.........................................  63.79%       24.68%
     S&P 500 Index.....................................  28.58%       28.23%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 11, 1996 for the Portfolio and December 31, 1995 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   6.5   63.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 40.03%, 4th quarter, 1998; and

   Worst quarter was down 15.20%, 4th quarter, 1997.

Quasar Portfolio

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                        1 Year   Since Inception
                                                        ------   ---------------
     Portfolio........................................  (4.49)%        8.05%
     Russell 2000 Index...............................  (2.55)%       14.23%

The average annual returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from August 15, 1996 for the Portfolio and July 31, 1996 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   18.6  -4.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 15.56%, 4th quarter, 1998; and

   Worst quarter was down 27.63%, 3rd quarter, 1998.

Real Estate Investment Portfolio

  Objective: The Portfolio's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                        1 Year   Since Inception
                                                        ------   ---------------
     Portfolio........................................  (19.07)%      (0.06)%
     S&P 500 Index....................................   28.58%       30.95%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 9, 1997 for the Portfolio and December 31, 1996 for the Index.

                                   Bar Chart





                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
               ----  ----  ---   ----  ----  ----  ----  ----  ----  -----
               N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   -19.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 14.84%, 3rd quarter, 1997; and

   Worst quarter was down 11.50%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to the risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities.

    Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

  . Sector Risk This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Portfolio's investments.

  . Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. All Alliance Portfolios that invest in foreign securities are subject to this risk. These Portfolios' investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

  . Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

  . Leveraging Risk When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

  . Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

  . Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

  . Management Risk Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

  . Focused Portfolio Risk Portfolios that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

  . Allocation Risk Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                  Interest                       Country or                                            Focused
                    Rate   Credit Market Foreign Geographic Currency Derivatives Liquidity Management Portfolio Allocation
   PORTFOLIO        Risk    Risk   Risk   Risk      Risk      Risk      Risk       Risk       Risk      Risk       Risk
   ---------      -------- ------ ------ ------- ---------- -------- ----------- --------- ---------- --------- ----------
Money Market
 Portfolio......      X       X                                                                 X
Premier Growth
 Portfolio......                     X                                                          X          X
Growth and
 Income
 Portfolio......      X       X      X       X                  X                               X
U.S.
 Government/High
 Grade
 Securities
 Portfolio......      X       X      X                                     X                    X
High Yield
 Portfolio......      X       X      X       X                  X          X          X         X
Total Return
 Portfolio......      X       X      X                                                          X                    X
International
 Portfolio......                     X       X        X         X                               X
Short-Term
 Multi-Market
 Portfolio......      X       X      X       X                  X          X          X         X          X
Global Bond
 Portfolio......      X       X      X       X                  X          X          X         X          X
North American
 Government
 Income
 Portfolio......      X       X      X       X        X         X          X          X         X          X
Global Dollar
 Government
 Portfolio......      X       X      X       X        X         X          X          X         X          X
Utility Income
 Portfolio......      X       X      X                                                          X
Conservative
 Investors
 Portfolio......      X       X      X       X                  X                               X                    X
Growth Investors
 Portfolio......      X       X      X       X                  X                               X                    X
Growth
 Portfolio......      X       X      X       X                  X                               X
Worldwide
 Privatization
 Portfolio......      X       X      X       X        X         X                               X          X
Technology
 Portfolio......      X       X      X       X                  X                               X
Quasar
 Portfolio......      X       X      X       X                  X                               X
Real Estate
 Investment
 Portfolio......      X       X      X                                                          X
                  Capitalization Sector Leveraging
   PORTFOLIO           Risk       Risk     Risk
   ---------      -------------- ------ ----------
Money Market
 Portfolio......
Premier Growth
 Portfolio......
Growth and
 Income
 Portfolio......
U.S.
 Government/High
 Grade
 Securities
 Portfolio......
High Yield
 Portfolio......                             X
Total Return
 Portfolio......
International
 Portfolio......
Short-Term
 Multi-Market
 Portfolio......                             X
Global Bond
 Portfolio......                             X
North American
 Government
 Income
 Portfolio......                             X
Global Dollar
 Government
 Portfolio......                             X
Utility Income
 Portfolio......                    X
Conservative
 Investors
 Portfolio......
Growth Investors
 Portfolio......         X
Growth
 Portfolio......         X
Worldwide
 Privatization
 Portfolio......
Technology
 Portfolio......                    X
Quasar
 Portfolio......         X
Real Estate
 Investment
 Portfolio......                    X

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

  .  ARMS, which are adjustable-rate mortgage securities;

  .  SMRS, which are stripped mortgage-related securities;

  .  CMOs, which are collateralized mortgage obligations;

  . GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

  . FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

  . FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolios can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies

Money Market Portfolio

The Portfolio's investment objectives are safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by investing in high-quality U.S. Dollar-denominated money market securities. The Portfolio may invest in:

  . marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

  . certificates of deposit and bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

  . high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

  . repurchase agreements collateralized by the types of liquid securities listed above.

The Portfolio buys and sells securities based on its objective of maximizing current income to the extent consistent with safety of principal and liquidity. Alliance evaluates investments based on credit analysis and the interest rate outlook.

The Portfolio may invest in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Portfolio limits its investment in illiquid securities to 10% of its total assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Portfolio.

The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio's investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

Premier Growth Portfolio

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  . purchase and sell exchange-traded index options and stock index futures contracts;

  . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

  .  make short sales "against the box" of up to 15% of its net assets; and

  .  invest up to 10% of its total assets in illiquid securities.

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

Growth and Income Portfolio

The Portfolio seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality. The Portfolio also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes. The Portfolio may invest up to 10% of its total assets in illiquid securities.

U.S. Government/High Grade Securities Portfolio

The Portfolio's investment objective is a high level of current income consistent with preservation of capital. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities, and
(ii) in other high-grade debt securities rated AAA, AA, A by S&P, Duff & Phelps or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 35% of its total assets in investment grade corporate debt securities (rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) and CMOs. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio also may:

  .  purchase and sell futures contracts for hedging purposes;

  .  enter into forward commitments for up to 30% of its total assets;

  .  invest in qualifying bank deposits;

  .  invest up to 10% of its total assets in illiquid securities;

  . purchase call and put options on futures contracts or on securities for hedging purposes; and

  .  enter into repurchase agreements.

High Yield Portfolio

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding debt securities. The Portfolio pursues this objective by investing primarily in a diversified mix of high-yield, below investment grade fixed-income securities, known as "junk bonds." As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

The Portfolio normally invests at least 65% of its total assets in high yield fixed-income securities rated Baa or lower by Moody's, BBB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, of equivalent quality. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if unrated, of comparable quality.

As of December 31, 1998, the Portfolio's investments were rated (or equivalent quality):

  .  A-1+                 13.62%
  .  Ba or BB              5.78%
  .  B                    70.63%
  .  CCC                   0.01%
  .  Unrated               9.96%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio also may:

  .  invest in foreign securities;

  .  invest in U.S. Government securities;

  .  invest in municipal securities of up to 20% of its assets;

  .  invest in mortgage-related and asset-backed securities;

  .  enter into forward commitments for up to 30% of its total assets;

  . write covered call options listed on national securities exchanges and on foreign currencies in an amount not exceeding 25% of its total assets;

  . write covered put options listed on national securities exchanges and on foreign currencies provided that the amount of portfolio securities subject to outstanding options does not exceed 15% of its total assets;

  . purchase put or call options on fixed-income securities, securities indices and foreign currencies;

  .  enter into futures contracts and options on futures contracts;

  .  invest up to 10% of its total assets in illiquid securities;

  . make secured loans of portfolio securities of up to 30% of its net assets; and

  .  enter into repurchase agreements.

Total Return Portfolio

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio may enter into forward commitments for up to 30% of its total assets and invest up to 10% of its total assets in illiquid securities.

International Portfolio

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (e.g., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Portfolio also invests in U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both. The Portfolio also may invest in any other type of security, including convertible securities, preferred stocks, debt securities of foreign issuers, or U.S. Government securities.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries.

The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

  . purchase or sell forward foreign currency exchange contracts of up to 50% of its assets;

  .  invest in warrants;

  .  make loans of portfolio securities of up to 30% of its total assets;

  .  invest in illiquid securities of up to 10% of its total assets; and

  . enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country, including political instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value.

Short-Term Multi-Market Portfolio

The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

The Portfolio invests in debt securities denominated in the U.S. Dollar (at least 25% of its net assets) and selected foreign currencies. The Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. The Portfolio will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. Alliance actively manages the Portfolio in accordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. The percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with the Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio.

The returns available from short-term foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in the currency exchange rates. The Portfolio invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser.

The Portfolio expects to invest in debt securities denominated in the Euro. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Portfolio may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Portfolio seeks to minimize investment risk by limiting its investments to debt securities of high-quality and invests in:

  .  U.S. Government securities;

  .  foreign government and supranational organization debt securities;

  .  corporate debt securities;

  . certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and

  . prime commercial paper (or unrated commercial paper of equivalent quality) issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Portfolio also may:

  .  invest in indexed commercial paper;

  . enter into futures contracts and purchase and write options on futures contracts and privately negotiated options on securities;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  .  enter into interest rate swaps, caps and floors;

  .  invest in variable, floating, and inverse floating rate instruments;

  . make secured loans of its portfolio securities of up to 20% of its net assets;

  .  invest up to 10% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

Global Bond Portfolio

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance and the Portfolio's Sub-Adviser, AIGAM International Limited, believe that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance and the Sub-Adviser. Their determination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

  .  U.S. Government securities;

  .  foreign government or supranational organization debt securities;

  .  corporate debt obligations; and

  .  commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. The Portfolio may invest up to 10% of its total assets in illiquid securities.

North American Government Income Portfolio

The Portfolio's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

  . enter into futures contracts and purchase and write options on futures contracts for hedging purposes of up to 50% of its total assets with initial margins deposits of up to 5% of its total assets;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  . write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

  . enter into interest rate swaps (involving payments in the same currency or in different currencies), caps, and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitments;

  .  invest in zero coupon securities;

  .  invest in variable, floating, and inverse floating rate instruments;

  . make secured loans of its portfolio securities of up to 20% of net assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

Global Dollar Government Portfolio

The Portfolio's investment objective is a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:


  .  for U.S. fixed-income securities, nine to 15 years;

  .  for non-U.S. fixed-income securities, 15 to 25 years; and

  .  for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 1998, securities ratings (or equivalent quality) of the Portfolio's securities were:

  .  Baa or BBB            6.0%
  .  Ba or BB             50.6%
  .  B                    40.9%
  .  CC                    2.0%
  .  Unrated               0.5%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. The Portfolio may invest up to 30% of its total assets in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. Alliance expects that these countries are now, or are expected at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. The Portfolio will limit investments in the sovereign debt obligations of each country (or of any other single foreign country) to less than 25% of its total assets.

Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland,

Thailand, Turkey and Uruguay. The Portfolio will limit its investments in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

  .  invest in structured securities of up to 25% of its total assets;

  . invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

  . invest up to 10% of its total assets in other investment companies whose investment objectives and policies are consistent with those of the Portfolio;

  .  invest in warrants;

  .  enter into interest rate swaps, caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities "against the box" or maintain a short position of up to 10% of its net assets;

  . write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

  .  write privately negotiated options on securities;

  . purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

  .  invest in variable, floating, and inverse floating rate instruments;

  .  enter into reverse repurchase agreements and dollar rolls;

  . invest in loan participations and assignments up to 25% of its total assets;

  . make secured loans of its portfolio securities of up to 30% of its net assets;

  .  invest in illiquid securities of up to 15% of its total assets; and

  .  enter into repurchase agreements.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

Utility Income Portfolio

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

  .  invest up to 30% of its net assets in convertible securities;

  .  invest up to 5% of its net assets in rights or warrants;

  . invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

  . write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

  . purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

  . purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

  .  purchase or sell forward foreign currency exchange contracts;

  . enter into interest rate swaps (in the same or different currencies) and purchase or sell interest rate caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 20% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses.

Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

Conservative Investors Portfolio

The Portfolio's investment objective is a high total return without, in the view of the Adviser, undue risk of principal. The Portfolio allocates varying portions of its assets in debt and equity securities to reduce volatility while providing modest upside potential. The Portfolio normally invests between 50% and 90% (generally approximately 70%) of its total assets in investment grade fixed-income securities and money market instruments, with equity securities comprising the remainder of the Portfolio's holdings. The Portfolio adjusts its asset mixes in response to economic and credit market cycles.

Most of the Portfolio's investments in fixed-income securities generally will have a duration less than that of a 10-year Treasury bond. The Portfolio expects that its fixed-income securities will have an average weighted maturity that varies between less than one year and 30 years. While the Portfolio's investments in fixed-income securities are investment grade at the time of purchase, the Portfolio may continue to hold any security that falls below investment grade if the Adviser believes that it is appropriate under the circumstances.

The Portfolio's investments in equity securities consist of common stocks and convertible securities, such as convertible bonds, convertible preferred stocks and warrants. The Portfolio seeks to invest in companies with a favorable outlook for earnings with a rate of growth that Alliance expects will exceed the U.S. economy over time.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  .  invest in unrated securities;

  . invest in mortgage-related securities, asset-backed securities, and adjustable rate securities;

  .  invest in convertible securities;

  .  invest in zero coupon and pay-in-kind bonds;

  . buy and sell stock index futures contracts and buy options on index futures and on stock indices for hedging purposes;

  . write covered call and put options on securities it owns or in which it may invest;

  .  enter into forward commitments;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Growth Investors Portfolio

The Portfolio's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio invests varying portions of its assets in equity and debt securities. The Portfolio normally invests between 40% and 90% (generally approximately 70%) of its total assets in common stocks and other equity securities, with fixed-income securities comprising the remainder of the Portfolio's holdings. The Portfolio will adjust its asset mixes in response to economic and credit market cycles. The Portfolio may invest in equity securities of intermediate- and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

The Portfolio invests in investment grade fixed-income securities, including cash and money market instruments and also may invest up to 25% of its total assets in fixed-income securities that are rated below investment grade. Lower-rated securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Portfolio expects that its investments in fixed-income securities will have an average weighted maturity that varies between less than one year and 30 years.

The Portfolio also may:

  .  invest up to 30% of its total assets in foreign securities;

  .  invest in unrated securities;

  . invest in mortgage-related securities, asset-backed securities, and adjustable rate securities;

  .  invest in convertible securities;

  .  invest in zero coupon and pay-in-kind bonds;

  . buy and sell stock index futures contracts and buy options on index futures and on stock indices for hedging purposes;

  . write covered call and put options on securities it owns or in which it may invest;

  .  enter into forward commitments;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Growth Portfolio

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio may also invest in convertible securities and other fixed-income securities. The Portfolio may invest up to 25% of its total assets in lower-rated fixed-income securities rated at the time of purchase as below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

  .  invest in zero coupon and payment-in-kind bonds;

  . invest in foreign securities although not generally in excess of 15% of its total assets;

  . invest in depository receipts, both ADRs and GDRs, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities;

  . buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

  .  enter into forward commitments;

  . buy and sell stock index futures contracts and options on those contracts and on stock indices;

  . purchase and sell futures contracts and options on futures and U.S. Treasury securities;

  .  write covered call and put options;

  .  purchase and sell put and call options;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Worldwide Privatization Portfolio

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

  .  invest up to 20% of its total assets in rights or warrants;

  . write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

  . purchase and write put and call options on foreign currencies for hedging purposes;

  .  purchase or sell forward foreign currency contracts;

  .  enter into forward commitments;

  .  enter into standby commitment agreements;

  .  enter into currency swaps for hedging purposes;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 30% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

Technology Portfolio

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

  . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

  .  invest up to 10% of its total assets in warrants;

  .  invest up to 15% of its net assets in illiquid securities; and

  .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

Quasar Portfolio

The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

  . make short sales of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

  . write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

  .  invest up to 15% of its assets in illiquid securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Real Estate Investment Portfolio

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

  .  invest up to 10% of its net assets in rights or warrants;

  . invest up to 15% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by the Portfolio;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

  .  invest up to 15% of its net assets in illiquid securities;

  .  make loans of portfolio securities of up to 25% of its total assets;
     and

  .  enter into repurchase agreements of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

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

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

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

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis." In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps,

(ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.

Loan Participations and Assignments. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a

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

limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

Mortgage-Related Securities. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the

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

mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Rights and Warrants. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. Several of the Portfolios, including U.S. Government/High Grade Securities Portfolio, High Yield Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, and Growth Portfolio, engage in more active trading and have significantly higher portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Worldwide Privatization Portfolio. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

Investment in the Banking Industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. and Foreign Taxes. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Unrated Securities. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.
Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the Portfolios paid Alliance as a percentage of average net assets:

                                                                     Fee as a
                                                                   percentage of
                                                                      average
                            Portfolio                              net assets *
                            ---------                              -------------
Money Market Portfolio............................................     .50%
Premier Growth Portfolio..........................................     .97%
Growth and Income Portfolio.......................................     .63%
U.S. Government/High Grade Securities Portfolio...................     .60%
High Yield Portfolio..............................................     .44%
Total Return Portfolio............................................     .62%
International Portfolio...........................................     .67%
Short-Term Multi-Market Portfolio.................................     0.0%
Global Bond Portfolio.............................................     .64%
North American Government Income Portfolio........................     .53%
Global Dollar Government Portfolio................................     .39%
Utility Income Portfolio..........................................     .58%
Conservative Investors Portfolio..................................     .63%
Growth Investors Portfolio........................................     .34%
Growth Portfolio..................................................     .75%
Worldwide Privatization Portfolio.................................     .38%
Technology Portfolio..............................................     .81%
Quasar Portfolio..................................................     .73%
Real Estate Investment Portfolio..................................     .45%

--------
* Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: Money Market Portfolio (.50%); Premier Growth Portfolio (1.00%); Growth and Income Portfolio (.63%); U.S. Government/High Grade Securities Portfolio (.60%); High Yield Portfolio (.75%); Total Return Portfolio (.63%); International Portfolio (1.00%); Short-Term Multi-Market Portfolio (.55%); Global Bond Portfolio (.65%); North American Government Income Portfolio (.65%); Global Dollar Government Portfolio (.75%); Utility Income Portfolio (.75%); Conservative Investors Portfolio (.75%); Growth Investors Portfolio (.75%); Growth Portfolio (.75%); Worldwide Privatization Portfolio (1.00%); Technology Portfolio (1.00%); Quasar Portfolio (1.00%); and Real Estate Investment Portfolio (.90%).
AIGAM International Limited, Unit 1/11, Harbor Yard, Chelsea, London, England, is the Sub-Adviser for the Global Bond Portfolio. The Sub-Adviser is an asset management firm specializing in global fixed-income money management. It manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios.
In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                            Principal Occupation
                               Employee; Time Period;              During
          Portfolio                Title With ACMC          The Past Five Years*
          ---------          --------------------------   ------------------------
 Money Market Portfolio      Raymond J. Papera; since     Associated with Alliance
                             1997; Senior Vice            since prior to 1994
                             President of Alliance
                             Capital Management
                             Corporation (ACMC)**
 Premier Growth              Alfred Harrison; since       Associated with Alliance
  Portfolio                  inception; Director and      since prior to 1994
                             Vice Chairman of ACMC
 Growth and Income           Paul C. Rissman; since       Associated with Alliance
  Portfolio                  inception; Senior Vice       since prior to 1994
                             President of ACMC
 U.S. Government/High        Matthew Bloom; since 1999;   Associated with Alliance
  Grade Securities Portfolio Senior Vice President of     since prior to 1994
                             ACMC
 High Yield Portfolio        Nelson R. Jantzen; since     Associated with Alliance
                             inception; Senior Vice       since prior to 1994
                             President of ACMC
                             Wayne C. Tappe; since        Associated with Alliance
                             inception; Senior Vice       since prior to 1994
                             President of ACMC
 Total Return Portfolio      Paul C. Rissman; since       (see above)
                             inception; (see above)
 International Portfolio     Steven Beinhacker; since     Associated with Alliance
                             1996; Senior Vice            since prior to 1994
                             President of ACMC
 Short-Term Multi-Market     Douglas J. Peebles; since    Associated with Alliance
  Portfolio                  inception; Senior Vice       since prior to 1994
                             President of ACMC
 Global Bond Portfolio       Ian Coulman; since           Associated with the Sub-
                             inception; Investment        Adviser since prior to
                             Manager of the Sub-Adviser   1994
 North American Government   Wayne D. Lyski; since        Associated with Alliance
  Income Portfolio           inception; Executive Vice    since prior to 1994
                             President of ACMC
 Global Dollar Government    Wayne D. Lyski; since        (see above)
  Portfolio                  inception; (see above)
 Utility Income Portfolio    Paul C. Rissman; since       (see above)
                             inception; (see above)
 Conservative Investors      Nicholas D.P. Carn; since    Associated with Alliance
  Portfolio                  1997; Senior Vice            since 1997; prior
                             President of ACMC            thereto, Chief
                                                          Investment Officer and
                                                          Portfolio Manager of
                                                          Draycott Partners since
                                                          prior to 1994

                                                                  Principal Occupation
                                     Employee; Time Period;              During
             Portfolio                   Title With ACMC          The Past Five Years*
             ---------             --------------------------   ------------------------
 Growth Investors Portfolio        Nicholas D.P. Carn; since    (see above)
                                   1997; (see above)
 Growth Portfolio                  Tyler J. Smith; since        Associated with Alliance
                                   inception; Senior Vice       since prior to 1994
                                   President of ACMC
 Worldwide Privatization Portfolio Mark H. Breedon; since       Associated with Alliance
                                   inception; Vice President    since prior to 1994
                                   of ACMC and Director and
                                   Senior Vice President of
                                   Alliance Capital
                                   Limited***
 Technology Portfolio              Peter Anastos; since 1992;   Associated with Alliance
                                   Senior Vice President of     since prior to 1994
                                   ACMC
                                   Gerald T. Malone; since      Associated with Alliance
                                   1992; Senior Vice            since prior to 1994
                                   President of ACMC
 Quasar Portfolio                  Alden M. Stewart; since      Associated with Alliance
                                   inception; Executive Vice    since prior to 1994
                                   President of ACMC
                                   Randall E. Hasse; since      Associated with Alliance
                                   inception; Senior Vice       since prior to 1994
                                   President of ACMC
 Real Estate Investment Portfolio  Daniel G. Pine; since        Associated with Alliance
                                   inception; Senior Vice       since 1996; prior
                                   President of ACMC            thereto associated with
                                                                Desai Capital Management
                                                                since prior to 1994
                                   David Kruth; since 1997;     Associated with Alliance
                                   Vice President of ACMC       since 1997; prior
                                                                thereto, Senior Vice
                                                                President of Yarmouth
                                                                Group

--------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
 ** The sole general partner of Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

The Portfolios' net asset value or NAV (except for the Money Market Portfolio) is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors or Trustees believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 pm, Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditor, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request.

                                  Money Market Portfolio
                          ----------------------------------------------------
                                  Year Ended December 31,
                          ----------------------------------------------------
                            1998     1997        1996        1995        1994
                          --------  -------     -------     -------     ------
Net asset value,
 beginning of year......  $   1.00  $  1.00     $  1.00     $  1.00     $ 1.00
                          --------  -------     -------     -------     ------
Income From Investment
 Operations
Net investment income...       .05      .05(b)      .05(b)      .05(b)     .03(b)
                          --------  -------     -------     -------     ------
Less: Dividends
Dividends from net
 investment income......      (.05)    (.05)       (.05)       (.05)      (.03)
                          --------  -------     -------     -------     ------
Net asset value, end of
 year...................  $   1.00  $  1.00     $  1.00     $  1.00     $ 1.00
                          ========  =======     =======     =======     ======
Total Return
Total investment return
 based on net asset
 value(d)...............      4.98%    5.11%       4.71%       4.97%      3.27%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)........  $119,574  $67,584     $64,769     $28,092     $6,899
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements.......       .68%     .64%        .69%        .95%       .95%
  Expenses, before
   waivers and
   reimbursements.......       .68%     .64%        .69%       1.07%      4.46%
  Net investment
   income...............      4.84%    5.00%(b)    4.64%(b)    4.85%(b)   3.98%(b)

                                      Premier Growth Portfolio
                             ------------------------------------------------
                                       Year Ended December 31,
                             ------------------------------------------------
                                1998        1997     1996     1995     1994
                             ----------   --------  -------  -------  -------
Net asset value, beginning
 of year...................  $    20.99   $  15.70  $ 17.80  $ 12.37  $ 12.79
                             ----------   --------  -------  -------  -------
Income From Investment
 Operations
Net investment income
 (loss)(b)(c)..............        (.01)       .04      .08      .09      .03
Net realized and unrealized
 gain (loss) on investment
 transactions..............       10.08       5.27     3.29     5.44     (.41)
                             ----------   --------  -------  -------  -------
Net increase (decrease) in
 net asset value from
 operations................       10.07       5.31     3.37     5.53     (.38)
                             ----------   --------  -------  -------  -------
Less: Dividends and
 Distributions
Dividends from net
 investment income.........        (.03)      (.02)    (.10)    (.03)    (.01)
Distributions from net
 realized gains............         -0-        -0-    (5.37)    (.07)    (.03)
                             ----------   --------  -------  -------  -------
Total dividends and
 distributions.............        (.03)      (.02)   (5.47)    (.10)    (.04)
                             ----------   --------  -------  -------  -------
Net asset value, end of
 year......................  $    31.03   $  20.99  $ 15.70  $ 17.80  $ 12.37
                             ==========   ========  =======  =======  =======
Total Return
Total investment return
 based on net asset
 value(d)..................       47.97%     33.86%   22.70%   44.85%   (2.96)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)...........  $1,247,254   $472,326  $96,434  $29,278  $37,669
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements......        1.06%       .95%     .95%     .95%     .95%
  Expenses, before waivers
   and reimbursements......        1.09%      1.10%    1.23%    1.19%    1.40%
  Net investment income
   (loss)(b)...............        (.04)%      .21%     .52%     .55%     .42%
Portfolio turnover rate....          31%        27%      32%      97%      38%

--------
See footnotes on page 83.

                                      Growth and Income Portfolio
                               ----------------------------------------------
                                        Year Ended December 31,
                               ----------------------------------------------
                                 1998      1997      1996     1995     1994
                               --------  --------  --------  -------  -------
Net asset value, beginning of
 year........................  $  19.93  $  16.40  $  15.79  $ 11.85  $ 12.18
                               --------  --------  --------  -------  -------
Income From Investment
 Operations
Net investment income(b)(c)..       .22       .21       .24      .27      .10
Net realized and unrealized
 gain (loss) on investment
 transactions................      3.81      4.39      3.18     3.94     (.16)
                               --------  --------  --------  -------  -------
Net increase (decrease) in
 net asset value from
 operations..................      4.03      4.60      3.42     4.21     (.06)
                               --------  --------  --------  -------  -------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................      (.16)     (.13)     (.25)    (.13)    (.10)
Distributions from net
 realized gains..............     (1.96)     (.94)    (2.56)    (.14)    (.17)
                               --------  --------  --------  -------  -------
Total dividends and
 distributions...............     (2.12)    (1.07)    (2.81)    (.27)    (.27)
                               --------  --------  --------  -------  -------
Net asset value, end of
 year........................  $  21.84  $  19.93  $  16.40  $ 15.79  $ 11.85
                               ========  ========  ========  =======  =======
Total Return
Total investment return based
 on net asset value(d).......     20.89%    28.80%    24.09%   35.76%    (.35)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted).............  $381,614  $250,202  $126,729  $41,993  $41,702
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .90%
  Expenses, before waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .91%
  Net investment income(b)...      1.07%     1.16%     1.58%    1.95%    1.71%
Portfolio turnover rate......        79%       86%       87%     150%      95%

                                   U.S. Government/High Grade Securities
                                                 Portfolio
                                   ------------------------------------------
                                          Year Ended December 31,
                                   ------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................  $ 11.93  $ 11.52  $ 11.66  $  9.94  $10.72
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c)......      .63      .68      .66      .65     .28
Net realized and unrealized gain
 (loss) on investment
 transactions....................      .32      .29     (.39)    1.25    (.71)
                                   -------  -------  -------  -------  ------
Net increase (decrease) in net
 asset value from operations.....      .95      .97      .27     1.90    (.43)
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income..........................     (.55)    (.54)    (.28)    (.18)   (.21)
Distributions from net realized
 gains...........................     (.06)    (.02)    (.13)     -0-    (.14)
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions...................     (.61)    (.56)    (.41)    (.18)   (.35)
                                   -------  -------  -------  -------  ------
Net asset value, end of year.....  $ 12.27  $ 11.93  $ 11.52  $ 11.66  $ 9.94
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)..............     8.22%    8.68%    2.55%   19.26%  (4.03)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)........................  $58,418  $36,198  $29,150  $16,947  $5,101
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements................      .78%     .84%     .92%     .95%    .95%
  Expenses, before waivers and
   reimbursements................      .91%     .84%     .98%    1.58%   3.73%
  Net investment income(b).......     5.24%    5.89%    5.87%    5.96%   5.64%
Portfolio turnover rate..........      235%     114%     137%      68%     32%

--------
See footnotes on page 83.

                                                      High Yield Portfolio
                                                    -------------------------
                                                                 October 27,
                                                     Year Ended   1997(a) to
                                                    December 31, December 31,
                                                        1998         1997
                                                    ------------ ------------
Net asset value, beginning of period...............   $ 10.33       $10.00
                                                      -------       ------
Income From Investment Operations
Net investment income(b)(c)........................      1.03          .13
Net realized and unrealized gain (loss) on
 investment transactions...........................     (1.41)         .20
                                                      -------       ------
Net increase (decrease) in net asset value from
 operations........................................      (.38)         .33
                                                      -------       ------
Less: Dividends
Dividends from net investment income...............      (.01)         -0-
                                                      -------       ------
Net asset value, end of period.....................   $  9.94       $10.33
                                                      =======       ======
Total Return
Total investment return based on net asset
 value(d)..........................................     (3.69)%       3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..........   $16,910       $1,141
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements......       .95%         .95%(e)
  Expenses, before waivers and reimbursements......      1.80%        8.26%(e)
  Net investment income(b).........................      9.77%        7.28%(e)
Portfolio turnover rate............................       295%           8%

                                          Total Return Portfolio
                                   -----------------------------------------
                                          Year Ended December 31,
                                   -----------------------------------------
                                    1998     1997     1996     1995    1994
                                   -------  -------  -------  ------  ------
Net asset value, beginning of
 year............................. $ 16.92  $ 14.63  $ 12.80  $10.41  $10.97
                                   -------  -------  -------  ------  ------
Income From Investment Operations
Net investment income(b)(c).......     .41      .39      .27     .36     .15
Net realized and unrealized gain
 (loss) on investment
 transactions.....................    2.36     2.62     1.66    2.10    (.56)
                                   -------  -------  -------  ------  ------
Net increase (decrease) in net
 asset value from operations......    2.77     3.01     1.93    2.46    (.41)
                                   -------  -------  -------  ------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.29)    (.23)    (.07)   (.07)   (.09)
Distributions from net realized
 gains............................   (1.34)    (.49)    (.03)    -0-    (.06)
                                   -------  -------  -------  ------  ------
Total dividends and
 distributions....................   (1.63)    (.72)    (.10)   (.07)   (.15)
                                   -------  -------  -------  ------  ------
Net asset value, end of year...... $ 18.06  $ 16.92  $ 14.63  $12.80  $10.41
                                   =======  =======  =======  ======  ======
Total Return
Total investment return based on
 net asset value(d)...............   16.99%   21.11%   15.17%  23.67%  (3.77)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $59,464  $42,920  $25,875  $8,242  $  750
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .88%     .88%     .95%    .95%    .95%
  Expenses, before waivers and
   reimbursements.................     .95%     .88%    1.12%   4.49%  19.49%
  Net investment income(b)........    2.41%    2.46%    2.76%   3.16%   2.29%
Portfolio turnover rate...........      57%      65%      57%     30%     83%

--------
See footnotes on page 83.

                                          International Portfolio
                                   ------------------------------------------
                                          Year Ended December 31,
                                   ------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................. $ 15.02  $ 14.89  $ 14.07  $ 12.88  $12.16
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c).......     .17      .13      .19      .18     .10
Net realized and unrealized gain
 on investments and foreign
 currency transactions............    1.80      .39      .83     1.08     .72
                                   -------  -------  -------  -------  ------
Net increase in net asset value
 from operations..................    1.97      .52     1.02     1.26     .82
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.33)    (.15)    (.08)    (.03)   (.02)
Distributions from net realized
 gains............................    (.49)    (.24)    (.12)    (.04)   (.08)
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions....................    (.82)    (.39)    (.20)    (.07)   (.10)
                                   -------  -------  -------  -------  ------
Net asset value, end of year...... $ 16.17  $ 15.02  $ 14.89  $ 14.07  $12.88
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)...............   13.02%    3.33%    7.25%    9.86%   6.70%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $65,052  $60,710  $44,324  $16,542  $7,276
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .95%     .95%     .95%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................    1.37%    1.42%    1.91%    2.99%   7.26%
  Net investment income(b)........    1.08%     .87%    1.29%    1.41%    .90%
Portfolio turnover rate...........     117%     134%      60%      87%     95%

                                       Short-Term Multi-Market Portfolio
                                      ---------------------------------------
                                            Year Ended December 31,
                                      ---------------------------------------
                                       1998    1997    1996    1995    1994
                                      ------  ------  ------  ------  -------
Net asset value, beginning of year... $10.57  $10.73  $10.58  $ 9.91  $ 11.07
                                      ------  ------  ------  ------  -------
Income From Investment Operations
Net investment income(b)(c)..........    .61     .59     .64     .82      .47
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions...............    .03    (.11)    .33    (.15)   (1.16)
                                      ------  ------  ------  ------  -------
Net increase (decrease) in net asset
 value from operations...............    .64     .48     .97     .67     (.69)
                                      ------  ------  ------  ------  -------
Less: Dividends and Distributions
Dividends from net investment
 income..............................  (1.11)   (.64)   (.82)    -0-     (.46)
Return of capital....................    -0-     -0-     -0-     -0-     (.01)
                                      ------  ------  ------  ------  -------
Total dividends and distributions....  (1.11)   (.64)   (.82)    -0-     (.47)
                                      ------  ------  ------  ------  -------
Net asset value, end of year......... $10.10  $10.57  $10.73  $10.58  $  9.91
                                      ======  ======  ======  ======  =======
Total Return
Total investment return based on net
 asset value(d)......................   6.32%   4.59%   9.57%   6.76%   (6.51)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)............................ $6,469  $6,489  $7,112  $3,152  $20,921
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements....................    .94%    .94%    .95%    .95%     .94%
  Expenses, before waivers and
   reimbursements....................   2.69%   1.42%   2.09%   1.30%     .99%
  Net investment income(b)...........   5.94%   5.50%   6.03%   8.22%    6.52%
Portfolio turnover rate..............     18%    222%    159%    379%     134%

--------
See footnotes on page 83.

                                            Global Bond Portfolio
                                    ------------------------------------------
                                           Year Ended December 31,
                                    ------------------------------------------
                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  ------
Net asset value, beginning of
 year.............................  $ 11.10  $ 11.74  $ 12.15  $  9.82  $11.33
                                    -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c).......      .49      .54      .67      .69     .57
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions............     1.06     (.48)     .01     1.73   (1.16)
                                    -------  -------  -------  -------  ------
Net increase (decrease) in net
 asset value from operations......     1.55      .06      .68     2.42    (.59)
                                    -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................     (.17)    (.57)    (.84)    (.09)   (.62)
Distributions from net realized
 gains............................     (.06)    (.13)    (.25)     -0-    (.30)
                                    -------  -------  -------  -------  ------
Total dividends and
 distributions....................     (.23)    (.70)   (1.09)    (.09)   (.92)
                                    -------  -------  -------  -------  ------
Net asset value, end of year......  $ 12.42  $ 11.10  $ 11.74  $ 12.15  $ 9.82
                                    =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)...............    14.12%     .67%    6.21%   24.73%  (5.16)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted).........................  $34,652  $22,194  $18,117  $11,553  $7,298
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................      .93%     .94%     .94%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................     1.17%    1.03%    1.15%    1.77%   2.05%
  Net investment income(b)........     4.23%    4.81%    5.76%    6.22%   6.01%
Portfolio turnover rate...........       42%     257%     191%     262%    102%

                                North American Government Income Portfolio
                               -------------------------------------------------
                                                                  May 3, 1994(a)
                                  Year Ended December 31,               to
                               ---------------------------------   December 31,
                                1998     1997     1996     1995        1994
                               -------  -------  -------  ------  --------------
Net asset value, beginning of
 period......................  $ 12.97  $ 12.38  $ 10.48  $ 8.79      $10.00
                               -------  -------  -------  ------      ------
Income From Investment
 Operations
Net investment income(b)(c)..     1.16     1.07     1.26    1.13         .50
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions................     (.65)     .10      .69     .83       (1.71)
                               -------  -------  -------  ------      ------
Net increase (decrease) in
 net asset value from
 operations..................      .51     1.17     1.95    1.96       (1.21)
                               -------  -------  -------  ------      ------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................     (.82)    (.58)    (.05)   (.27)        -0-
Distributions from net
 realized gains..............     (.11)     -0-      -0-     -0-         -0-
                               -------  -------  -------  ------      ------
Total dividends and
 distributions...............     (.93)    (.58)    (.05)   (.27)        -0-
                               -------  -------  -------  ------      ------
Net asset value, end of
 period......................  $ 12.55  $ 12.97  $ 12.38  $10.48      $ 8.79
                               =======  =======  =======  ======      ======
Total Return
Total investment return based
 on net asset value(d).......     4.07%    9.62%   18.70%  22.71%     (12.10)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............  $32,059  $30,507  $16,696  $7,278      $3,848
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........      .86%     .95%     .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements........     1.17%    1.04%    1.41%   2.57%       4.43%(e)
  Net investment income(b)...     9.16%    8.34%   11.04%  12.24%       8.49%(e)
Portfolio turnover rate......        8%      20%       4%     35%         15%

--------
See footnotes on page 83.

                                    Global Dollar Government Portfolio
                               -------------------------------------------------
                                                                  May 2, 1994(a)
                                  Year Ended December 31,               to
                               ---------------------------------   December 31,
                                1998      1997     1996    1995        1994
                               -------   -------  ------  ------  --------------
Net asset value, beginning of
 period......................  $ 14.65   $ 14.32  $11.95  $ 9.84      $10.00
                               -------   -------  ------  ------      ------
Income From Investment
 Operations
Net investment income(b)(c)..     1.20      1.17    1.10     .92         .36
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions................    (4.03)      .70    1.78    1.32        (.52)
                               -------   -------  ------  ------      ------
Net increase (decrease) in
 net asset value from
 operations..................    (2.83)     1.87    2.88    2.24        (.16)
                               -------   -------  ------  ------      ------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................     (.95)     (.61)   (.48)   (.13)        -0-
Distributions from net
 realized gains..............     (.69)     (.93)   (.03)    -0-         -0-
                               -------   -------  ------  ------      ------
Total dividends and
 distributions...............    (1.64)    (1.54)   (.51)   (.13)        -0-
                               -------   -------  ------  ------      ------
Net asset value, end of
 period......................  $ 10.18   $ 14.65  $14.32  $11.95      $ 9.84
                               =======   =======  ======  ======      ======
Total Return
Total investment return based
 on net asset value(d).......   (21.71)%   13.23%  24.90%  22.98%      (1.60)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............  $10,380   $15,378  $8,847  $3,778      $1,146
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........      .95%      .95%    .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements........     1.75%     1.29%   1.97%   4.82%      15.00%(e)
  Net investment income(b)...     9.49%     7.87%   8.53%   8.65%       6.02%(e)
Portfolio turnover rate......      166%      214%    155%     13%          9%

                                        Utility Income Portfolio
                             --------------------------------------------------
                                                                May 10, 1994(a)
                                Year Ended December 31,               to
                             ---------------------------------   December 31,
                              1998     1997     1996     1995        1994
                             -------  -------  -------  ------  ---------------
Net asset value, beginning
 of period.................  $ 15.67  $ 12.69  $ 12.01  $ 9.96      $10.00
                             -------  -------  -------  ------      ------
Income From Investment
 Operations
Net investment
 income(b)(c)..............      .37      .38      .31     .30         .28
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions..............     3.31     2.84      .62    1.83        (.32)
                             -------  -------  -------  ------      ------
Net increase (decrease) in
 net asset value from
 operations................     3.68     3.22      .93    2.13        (.04)
                             -------  -------  -------  ------      ------
Less: Dividends and
 Distributions
Dividends from net
 investment income.........     (.31)    (.24)    (.09)   (.08)        -0-
Distributions from net
 realized gains............     (.14)     -0-     (.16)    -0-         -0-
                             -------  -------  -------  ------      ------
Total dividends and
 distributions.............     (.45)    (.24)    (.25)   (.08)        -0-
                             -------  -------  -------  ------      ------
Net asset value, end of
 period....................  $ 18.90  $ 15.67  $ 12.69  $12.01      $ 9.96
                             =======  =======  =======  ======      ======
Total Return
Total investment return
 based on net asset
 value(d)..................    23.91%   25.71%    7.88%  21.45%       (.40)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted)...........  $34,436  $20,347  $14,857  $6,251      $1,254
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements......      .95%     .95%     .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements......     1.35%    1.08%    1.51%   3.79%      15.98%(e)
  Net investment
   income(b)...............     2.20%    2.83%    2.61%   2.73%       4.62%(e)
Portfolio turnover rate....       20%      30%      75%    138%         31%

--------
See footnotes on page 83.

                                    Conservative Investors Portfolio
                               -----------------------------------------------
                                                                  October 28,
                                                                    1994(a)
                                  Year Ended December 31,              to
                               ---------------------------------  December 31,
                                1998     1997     1996     1995       1994
                               -------  -------  -------  ------  ------------
Net asset value, beginning of
 period....................... $ 13.10  $ 12.07  $ 11.76  $10.07     $10.00
                               -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...     .50      .48      .45     .51        .06
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................    1.31      .86     (.01)   1.20        .01
                               -------  -------  -------  ------     ------
Net increase in net asset
 value from operations........    1.81     1.34      .44    1.71        .07
                               -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................    (.38)    (.31)    (.09)   (.02)       -0-
Distributions from net
 realized gains...............    (.50)     -0-     (.04)    -0-        -0-
                               -------  -------  -------  ------     ------
Total dividends and
 distributions................    (.88)    (.31)    (.13)   (.02)       -0-
                               -------  -------  -------  ------     ------
Net asset value, end of
 period....................... $ 14.03  $ 13.10  $ 12.07  $11.76     $10.07
                               =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........   14.20%   11.22%    3.79%  16.99%       .70%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............. $37,341  $30,196  $21,729  $7,420     $  701
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............     .90%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............    1.19%    1.33%    1.40%   4.25%     20.35%(e)
  Net investment income(b)....    3.69%    3.85%    3.93%   4.65%      3.55%(e)
Portfolio turnover rate.......     123%     209%     211%     61%         2%

                                        Growth Investors Portfolio
                                -----------------------------------------------
                                                                   October 28,
                                                                     1994(a)
                                   Year Ended December 31,              to
                                ---------------------------------  December 31,
                                 1998     1997     1996     1995       1994
                                -------  -------  -------  ------  ------------
Net asset value, beginning of
 period.......................  $ 14.38  $ 12.74  $ 11.87  $ 9.86     $10.00
                                -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...      .26      .23      .24     .35        .04
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................     3.03     1.83      .72    1.67       (.18)
                                -------  -------  -------  ------     ------
Net increase (decrease) in net
 asset value from operations..     3.29     2.06      .96    2.02       (.14)
                                -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................     (.18)    (.20)    (.07)   (.01)       -0-
Distributions from net
 realized gains...............    (1.16)    (.22)    (.02)    -0-        -0-
                                -------  -------  -------  ------     ------
Total dividends and
 distributions................    (1.34)    (.42)    (.09)   (.01)       -0-
                                -------  -------  -------  ------     ------
Net asset value, end of
 period.......................  $ 16.33  $ 14.38  $ 12.74  $11.87     $ 9.86
                                =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........    23.68%   16.34%    8.18%  20.48%     (1.40)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted)..............  $21,028  $16,600  $10,709  $4,978     $  321
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............      .94%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............     1.68%    1.70%    1.85%   6.17%     41.62%(e)
  Net investment income(b)....     1.71%    1.72%    2.01%   3.21%      2.29%(e)
Portfolio turnover rate.......      100%     164%     160%     50%         3%

--------
See footnotes on page 83.

                                           Growth Portfolio
                           ----------------------------------------------------
                                                                  September 15,
                                                                     1994(a)
                                Year Ended December 31,                to
                           -------------------------------------  December 31,
                             1998      1997      1996     1995        1994
                           --------  --------  --------  -------  -------------
Net asset value,
 beginning of period.....  $  22.42  $  17.92  $  14.23  $ 10.53     $10.00
                           --------  --------  --------  -------     ------
Income From Investment
 Operations
Net investment
 income(b)(c)............       .10       .07       .06      .17        .03
Net realized and
 unrealized gain on
 investment
 transactions............      6.19      5.18      3.95     3.54        .50
                           --------  --------  --------  -------     ------
Net increase in net asset
 value from operations...      6.29      5.25      4.01     3.71        .53
                           --------  --------  --------  -------     ------
Less: Dividends and
 Distributions
Dividends from net
 investment income.......      (.06)     (.03)     (.04)    (.01)       -0-
Distributions from net
 realized gains..........     (1.40)     (.72)     (.28)     -0-        -0-
                           --------  --------  --------  -------     ------
Total dividends and
 distributions...........     (1.46)     (.75)     (.32)    (.01)       -0-
                           --------  --------  --------  -------     ------
Net asset value, end of
 period..................  $  27.25  $  22.42  $  17.92  $ 14.23     $10.53
                           ========  ========  ========  =======     ======
Total Return
Total investment return
 based on net asset
 value(d)................     28.73%    30.02%    28.49%   35.23%      5.30%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).........  $328,681  $235,875  $138,688  $45,220     $5,492
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements........       .87%      .84%      .93%     .95%       .95%(e)
  Expenses, before
   waivers and
   reimbursements........       .87%      .84%      .93%    1.27%      4.19%(e)
  Net investment
   income(b).............       .43%      .37%      .35%    1.31%      1.17%(e)
Portfolio turnover rate..        62%       62%       98%      86%        25%

                                    Worldwide Privatization Portfolio
                               ------------------------------------------------
                                                                  September 23,
                                                                     1994(a)
                                  Year Ended December 31,              to
                               ---------------------------------  December 31,
                                1998     1997     1996     1995       1994
                               -------  -------  -------  ------  -------------
Net asset value, beginning of
 period....................... $ 14.20  $ 13.13  $ 11.17  $10.10     $10.00
                               -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...     .26      .25      .28     .32        .10
Net realized and unrealized
 gain on investments and
 foreign currency
 transactions.................    1.29     1.17     1.78     .78        -0-
                               -------  -------  -------  ------     ------
Net increase in net asset
 value from operations........    1.55     1.42     2.06    1.10        .10
                               -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................    (.20)    (.16)    (.10)   (.03)       -0-
Distributions from net
 realized gains...............    (.74)    (.19)     -0-     -0-        -0-
                               -------  -------  -------  ------     ------
Total dividends and
 distributions................    (.94)    (.35)    (.10)   (.03)       -0-
                               -------  -------  -------  ------     ------
Net asset value, end of
 period....................... $ 14.81  $ 14.20  $ 13.13  $11.17     $10.10
                               =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........   10.83%   10.75%   18.51%  10.87%      1.00%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............. $46,268  $41,818  $18,807  $5,947     $1,127
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............     .95%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............    1.70%    1.55%    1.85%   4.17%     18.47%(e)
  Net investment income(b)....    1.74%    1.76%    2.26%   2.96%      4.27%(e)
Portfolio turnover rate.......      92%      58%      47%     23%         0%

--------
See footnotes on page 83.

                                              Technology Portfolio
                                      ----------------------------------------
                                                                  January 11,
                                                                    1996(a)
                                      Year Ended December 31,          to
                                      --------------------------  December 31,
                                          1998          1997          1996
                                      ------------   -----------  ------------
Net asset value, beginning of
 period.............................  $      11.72   $     11.04    $ 10.00
                                      ------------   -----------    -------
Income From Investment Operations
Net investment income (loss)(b)(c)..          (.04)          .02        .11
Net realized and unrealized gain on
 investment transactions............          7.51           .69        .93
                                      ------------   -----------    -------
Net increase in net asset value from
 operations.........................          7.47           .71       1.04
                                      ------------   -----------    -------
Less: Dividends
Dividends from net investment
 income.............................          (.02)         (.03)       -0-
                                      ------------   -----------    -------
Net asset value, end of period......  $      19.17   $     11.72    $ 11.04
                                      ============   ===========    =======
Total Return
Total investment return based on net
 asset value(d).....................         63.79%         6.47%     10.40%
Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)...........................  $    130,602   $    69,240    $28,083
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements...................           .95%          .95%       .95%(e)
  Expenses, before waivers and
   reimbursements...................          1.20%         1.19%      1.62%(e)
  Net investment income (loss)(b)...          (.30)%         .16%      1.17%(e)
Portfolio turnover rate.............            63%           46%        22%

                                                Quasar Portfolio
                                      ---------------------------------------
                                                                  August 5,
                                      Year Ended December 31,     1996(a) to
                                      -------------------------  December 31,
                                         1998          1997          1996
                                      -----------   -----------  ------------
Net asset value, beginning of
 period.............................. $     12.61   $     10.64     $10.00
                                      -----------   -----------     ------
Income From Investment Operations
Net investment income(b)(c)..........         .07           .02        .04
Net realized and unrealized gain
 (loss) on investment transactions...        (.49)         1.96        .60
                                      -----------   -----------     ------
Net increase (decrease) in net asset
 value from operations...............        (.42)         1.98        .64
                                      -----------   -----------     ------
Less: Dividends and Distributions
Dividends from net investment
 income..............................        (.01)         (.01)       -0-
Distributions from net realized
 gains...............................       (1.04)          -0-        -0-
                                      -----------   -----------     ------
Total dividends and distributions....       (1.05)         (.01)       -0-
                                      -----------   -----------     ------
Net asset value, end of period....... $     11.14   $     12.61     $10.64
                                      ===========   ===========     ======
Total Return
Total investment return based on net
 asset value(d)......................       (4.49)%       18.60%      6.40%
Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)............................ $    90,870   $    59,277     $8,842
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements....................         .95%          .95%       .95%(e)
  Expenses, before waivers and
   reimbursements....................        1.30%         1.37%      4.44%(e)
  Net investment income(b)...........         .55%          .17%       .93%(e)
Portfolio turnover rate..............         107%          210%        40%

--------
See footnotes on page 83.

                                                     Real Estate Investment
                                                            Portfolio
                                                    -------------------------
                                                                  January 9,
                                                     Year Ended   1997(a) to
                                                    December 31, December 31,
                                                        1998         1997
                                                    ------------ ------------
Net asset value, beginning of period...............   $ 12.34      $ 10.00
                                                      -------      -------
Income From Investment Operations
Net investment income(b)(c)........................       .54          .56
Net realized and unrealized gain (loss) on
 investment transactions...........................     (2.87)        1.78
                                                      -------      -------
Net increase (decrease) in net asset value from
 operations........................................     (2.33)        2.34
                                                      -------      -------
Less: Dividends and Distributions
Dividends from net investment income...............      (.16)         -0-
Distributions from net realized gains..............      (.07)         -0-
                                                      -------      -------
Total dividends and distributions..................      (.23)         -0-
                                                      -------      -------
Net asset value, end of period.....................   $  9.78      $ 12.34
                                                      =======      =======
Total Return
Total investment return based on net asset
 value(d)..........................................    (19.07)%      23.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..........   $17,080      $13,694
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements......       .95%         .95%(e)
  Expenses, before waivers and reimbursements......      1.77%        2.31%(e)
  Net investment income(b).........................      4.98%        5.47%(e)
Portfolio turnover rate............................        27%          26%

--------
Footnotes:

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                                   APPENDIX A

                                  BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.
  2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
  3. There is a lack of essential data pertaining to the issue or issuer.
  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Duff & Phelps Credit Rating Co.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

Fitch Ibca, Inc.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

General Information About the United Kingdom

Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of a Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.66 in 1998. On April 15, 1999 the U.S. Dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. The FT-SE 100 index closed at 6466.1 on April 15, 1999.

The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry.

General Information About Japan

Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that have made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect.

General Information About Canada

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On April 15, 1999 the Canadian Dollar-U.S. Dollar exchange rate was 1.4882:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996 and 1997, resulting in increases of 5.2% and 7.0%, respectively. The growth rate for 1998 was 4.6%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. In 1998, the inflation rate was 18.6%. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. In 1998, the average annual Peso-Dollar exchange rate was approximately 16% less than that in 1997.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About The Republic of Argentina

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government. The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 69 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased each year since 1991, with the exception of 1995. During 1998, gross domestic product increased an estimated 4.2% from 1997. The rate of inflation is generally viewed to be under control. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995, economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991, the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

                                                              Class B Prospectus

                           ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                             Money Market Portfolio
                            Premier Growth Portfolio
                          Growth and Income Portfolio
                U.S. Government/High Grade Securities Portfolio
                              High Yield Portfolio
                             Total Return Portfolio
                            International Portfolio
                       Short-Term Multi-Market Portfolio
                             Global Bond Portfolio
                   North American Government Income Portfolio
                       Global Dollar Government Portfolio
                            Utility Income Portfolio
                        Conservative Investors Portfolio
                           Growth Investors Portfolio
                                Growth Portfolio
                       Worldwide Privatization Portfolio
                              Technology Portfolio
                                Quasar Portfolio
                        Real Estate Investment Portfolio

 This  Prospectus describes the  Portfolios that  are available as  underlying investments  through your variable  contract. For information about  your variable  contract,  including  information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................  26
  Principal Risks by Portfolio.............................................  29
GLOSSARY...................................................................  30
DESCRIPTION OF THE PORTFOLIOS..............................................  32
  Investment Objectives and Policies.......................................  32
  Description of Investment Practices......................................  51
  Additional Risk Considerations...........................................  64
MANAGEMENT OF THE PORTFOLIOS...............................................  70
PURCHASE AND SALE OF SHARES................................................  73
  How The Portfolios Value Their Shares....................................  73
  How To Purchase and Sell Shares..........................................  73
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  73
DISTRIBUTION ARRANGEMENTS..................................................  73
FINANCIAL HIGHLIGHTS.......................................................  74
APPENDIX A.................................................................  84
APPENDIX B.................................................................  88

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's summary includes a discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 26.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

  . how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolios.

  . An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Money Market Portfolio

  Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

  Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests in high-quality, U.S. Dollar denominated money market securities.

  Among the principal risks of investing in the Portfolio are interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  4.73%  4.75%    4.37%
     3-Month Treasury Bill.............................  5.05%  5.11%    4.69%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 30, 1992 for the Portfolio and December 31, 1992 for the Treasury Bill.

                                     Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    2.0   3.0   4.7   4.5   4.9   4.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 1.23%, 4th quarter, 1997; and

   Worst quarter was up 0.44%, 2nd quarter, 1993.

Premier Growth Portfolio

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

  Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 47.72% 27.62%   25.18%
     S&P 500 Index..................................... 28.58% 24.06%   21.27%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from June 26, 1992 for the Portfolio and June 30, 1992 for the Index.

                                     Bar Chart





                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   12.4  -3.2  44.6  22.6  33.6  47.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 29.66%, 4th quarter, 1998; and

   Worst quarter was down 11.20%, 3rd quarter, 1998.

Growth and Income Portfolio

  Objective: The Portfolio's investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio.......................................  20.64%   20.93%   15.76%
     S&P 500 Index...................................  28.58%   24.06%   20.81%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 14, 1991 for the Portfolio and December 31, 1990 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A    7.7  11.4  -0.6  35.5  23.8  28.6  20.6


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 23.61%, 4th quarter, 1998; and

   Worst quarter was down 14.12%, 3rd quarter, 1998.

U.S. Government/High Grade Securities Portfolio

  Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio also may invest in non-U.S. Government mortgage-related and asset-backed securities. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related and asset-backed securities, it may be subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  7.97%  6.41%    6.27%
     67% Lehman Brothers Government Bond Index
     33% Lehman Brothers Corporate Bond Index..........  9.34   7.17     7.43

The average annual total returns in the performance table are for periods ended December 31, 1998. Since inception return information is from September 17, 1992 for the Portfolio and September 30, 1992 for the Index.

                                     Bar Chart



                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    9.0  -4.3  19.0   2.3   8.4   8.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 7.09%, 2nd quarter, 1995; and

   Worst quarter was down 3.14%, 1st quarter, 1994.

High Yield Portfolio

  Objective: The Portfolio's investment objective is to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                              1 Year   Inception
                                                              ------   ---------
   Portfolio................................................. (3.94)%    (0.70)%
   First Boston High Yield Index.............................  0.58 %     1.89 %

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

                                   Bar Chart



                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   -3.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 6.43%, 1st quarter, 1998; and

   Worst quarter was down 11.35%, 3rd quarter, 1998.

Total Return Portfolio

  Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
     Portfolio...................................... 16.74%   13.94%   13.18%
     60% S&P 500 Index
     40% Lehman Brothers Government Corporate Bond
      Index......................................... 20.95%   17.35%   16.13%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart





                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
          N/A   N/A   N/A   N/A   9.7   -3.8  23.7  15.2  21.1  17.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 14.32%, 4th quarter, 1998; and

   Worst quarter was down 7.07%, 3rd quarter, 1998.

 International Portfolio

  Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                          Since
                                                        1 Year  5 Years Inception
                                                        ------  ------- ---------
     Portfolio......................................... 12.77%    7.73%    9.89%
     MSCI World Index ................................. 24.34%   15.68%   17.32%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart





                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   21.4   6.5   9.6   7.0   3.1  12.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 17.97%, 4th quarter, 1998; and

   Worst quarter was down 17.43%, 3rd quarter, 1998.

Short-Term Multi-Market Portfolio

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

  Principal Investment Strategies and Risks: The Portfolio invests in high-quality debt securities having remaining maturities of not more than three years, with a high proportion of investments in money market instruments. The Portfolio seeks investment opportunities in foreign and domestic securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, it invests at least 25% of its net assets in U.S. Dollar-denominated debt securities. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

  The Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. A high proportion of the Portfolio's investments normally consist of money market instruments.

  The Portfolio also may:

      .use derivatives strategies;
      .invest in prime commercial paper or unrated paper of equivalent quality;
      .enter into repurchase agreements; and
      .invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. The Portfolio's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 6.07%   3.74%    4.00%
     Merrill Lynch 1-3 Year Treasury Index............. 7.00%   5.99%    6.74%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from November 28, 1990 for the Portfolio and November 30, 1990 for the Index.

                                   Bar Chart





                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97    98
          ----  ----  ---   ----  ----  ----  ---   ----  ----  ----
          N/A   N/A   6.9   0.8   6.6   -6.5  6.8   9.6   4.6   6.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 5.49%, 2nd quarter, 1995; and

   Worst quarter was down 7.36%, 4th quarter, 1994.

Global Bond Portfolio

  Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities of U.S. or foreign governments, and supranational entities, U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

  The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more risk than a fund that invests primarily in higher-rated securities. The Portfolio's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
   Portfolio........................................ 13.87%   7.37%    8.47%
   Solomon World Government Bond Index (unhedged in
    U.S. dollars)................................... 15.30%   7.85%    9.75%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from July 15, 1991 for the Portfolio and July 31, 1991 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A    4.6  10.9  -5.4  24.5   6.0   0.4  13.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 10.63%, 1st quarter, 1995; and

   Worst quarter was down 4.33%, 1st quarter, 1999.

North American Government Income Portfolio

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio also invests significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

The Portfolio may use significant borrowings for leverage. The Portfolio also may:

    .use derivative strategies; and

    .invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                                1 Year Inception
                                                                ------ ---------
     Portfolio.................................................  3.82%   8.19%
     Lehman Brothers Aggregate Bond Index......................  8.69%   8.67%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 3, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A   N/A   N/A   22.5  18.5   9.4   3.8


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 9.29%, 2nd quarter, 1995; and

   Worst quarter was down 13.73%, 4th quarter, 1994.

Global Dollar Government Portfolio

  Objective: The Portfolio's investment objectives are to seek a high level of current income and, secondarily, capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in sovereign debt obligations. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio limits its investments in sovereign debt obligations of any one country to no more than 25% of its total assets.

  The Portfolio may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. All of the Portfolio's investments in sovereign debt obligations and fixed-income securities will be U.S. Dollar-denominated. The Portfolio also may invest up to 30% of its assets in emerging markets or developing countries, including Argentina, Brazil, Mexico, Morocco, the Philippines, Russia, and Venezuela. The average weighted maturity of the Portfolio's investments varies between nine and 30 years.

  The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

    . use derivatives strategies;

    . invest in structured securities;

    . invest in fixed and floating rate loans to sovereign debt issuers;

    . enter into repurchase agreements; and

    . invest in variable, floating, and inverse floating rate securities.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and currency risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than may other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                              1 Year   Inception
                                                              ------   ---------
     Portfolio............................................... (21.95)%    6.20%
     J.P. Morgan Emerging Markets Bond Index................. (11.04)%   12.95%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 2, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                   [GRAPHIC]

           89    90    91    92    93    94    95    96    97     98
          ----  ----  ---   ----  ----  ----  ----  ----  ----  -----
          N/A   N/A   N/A   N/A    N/A   N/A  22.7  24.7  13.0  -22.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 12.75%, 2nd quarter, 1995; and

   Worst quarter was down 27.17%, 3rd quarter, 1998.

Utility Income Portfolio

  Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                               1 Year  Inception
                                                               ------  ---------
      Portfolio............................................... 23.66%    16.23%
      Dow Jones Electric Utilities Index...................... 18.88%    16.22%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from May 10, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A  21.2   7.6  25.5  23.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 12.84%, 4th quarter, 1998; and

   Worst quarter was down 3.45%, 1st quarter, 1997.

Conservative Investors Portfolio

  Objective: The Portfolio's investment objective is to achieve a high total return without, in the view of Alliance, undue risk to principal.

  Principal Investment Strategies and Risks: The Portfolio invests varying portions of its assets in debt and equity securities. The Portfolio normally invests between 50% and 90% (generally approximately 70%) of its total assets in investment grade fixed-income securities and money market instruments, with equity securities comprising the remainder of the Portfolio's holdings. Most of the Portfolio's investments in fixed-income securities generally will have a duration less than that of a 10-year Treasury bond. The Portfolio may invest in foreign securities, mortgage-related and asset-backed securities.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. To the extent the Portfolio invests in debt and foreign securities, your investment has credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                       1 Year  Since Inception
                                                       ------  ---------------
     Portfolio........................................ 13.95%      10.84%
     70% Lehman Brothers Government Corporate Bond
      Index
     30% S&P 500 Index................................ 15.21%      15.45%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 28, 1994 for the Portfolio and October 31, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A  16.7   3.6  11.0  14.0


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 7.04%, 4th quarter, 1998; and

     Worst quarter was down 2.95%, 1st quarter, 1996.

Growth Investors Portfolio

  Objective: The Portfolio's investment objective is to achieve the highest total return consistent with what Alliance considers to be reasonable risk.

  Principal Investment Strategies and Risks: The Portfolio invests varying portions of its assets in equity and debt securities. The Portfolio normally invests between 40% and 90% (generally approximately 70%) of its total assets in common stock and other equity securities with debt securities comprising the remainder of the Portfolio's holdings. The Portfolio's investments may include intermediate- and small-sized companies with favorable growth rates, companies in cyclical industries, companies with undervalued securities or in special situations, and less widely known companies. The Portfolio's investments may include foreign securities and lower-rated securities.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign risk and currency risk. Investments in intermediate- and small-sized companies may have more risk than investments in larger companies. The Portfolio's investments in small-sized companies may have additional risks because these companies often have limited product lines, markets, or financial resources. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                       1 Year  Since Inception
                                                       ------  ---------------
      Portfolio....................................... 23.43%       15.59%
      70% S&P 500 Index
      30% Lehman Brothers Government Corporate Bond
       Index.......................................... 22.86%       22.86%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from October 28, 1994 for the Portfolio and October 31, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A  20.2   7.9  16.1  23.4


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 18.62%, 4th quarter, 1998; and

     Worst quarter was down 8.81%, 3rd quarter, 1998.

Growth Portfolio

  Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds, and generally up to 15% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                          1 Year  Since Inception
                                                          ------  ---------------
     Portfolio........................................... 28.48%       29.49%
     S&P 500 Index....................................... 28.58%       28.46%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A  35.0  28.2  29.8  28.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 32.41%, 4th quarter, 1998; and

     Worst quarter was down 18.27%, 3rd quarter, 1998.

Worldwide Privatization Portfolio

  Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies that will benefit from privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

  The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                          1 Year  Since inception
                                                          ------  ---------------
      Portfolio.......................................... 10.58%       11.81%
      MSCI EAFE Index.................................... 20.00%        9.02%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.
                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A  10.6  18.3  10.5  10.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


   Best quarter was up 16.19%, 4th quarter, 1998; and Worst quarter was down 16.24%, 3rd quarter, 1998.

Technology Portfolio

  Objective: The Portfolio's objective is growth of capital. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 10% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                         1 Year  Since Inception
                                                         ------  ---------------
     Portfolio.........................................  63.54%       24.43%
     S&P 500 Index.....................................  28.58%       28.23%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 11, 1996 for the Portfolio and December 31, 1995 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A   N/A   N/A   6.2  63.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 39.97%, 4th quarter, 1998; and

   Worst quarter was down 15.26%, 4th quarter, 1997.

Quasar Portfolio

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

  Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                        1 Year   Since Inception
                                                        ------   ---------------
     Portfolio........................................  (4.74)%        7.77%
     Russell 2000 Index...............................  (2.55)%       14.23%

The average annual returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from August 15, 1996 for the Portfolio and July 31, 1996 for the Index.

                                   Bar Chart




                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97    98
                ----  ----  ---   ----  ----  ----  ----  ----  ----  ----
                N/A   N/A   N/A   N/A    N/A   N/A   N/A   N/A  18.4  -4.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 15.50%, 4th quarter, 1998; and

   Worst quarter was down 27.69%, 3rd quarter, 1998.

Real Estate Investment Portfolio

  Objective: The Portfolio's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                        1 Year   Since Inception
                                                        ------   ---------------
     Portfolio........................................  (19.32)%      (0.33)%
     S&P 500 Index....................................   28.58%       30.95%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 9, 1997 for the Portfolio and December 31, 1996 for the Index.

                                   Bar Chart





                                                     [GRAPHIC]

                 89    90    91    92    93    94    95    96    97     98
               ----  ----  ---   ----  ----  ----  ----  ----  ----  -----
               N/A   N/A   N/A   N/A    N/A   N/A   N/A   N/A   N/A  -19.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 14.78%, 3rd quarter, 1997; and

   Worst quarter was down 11.56%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to the risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

    Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities.

    Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

    Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

  . Sector Risk This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Portfolio's investments.

  . Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. All Alliance Portfolios that invest in foreign securities are subject to this risk. These Portfolios' investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

  . Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

    Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

  . Leveraging Risk When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

  . Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

  . Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

  . Management Risk Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

  . Focused Portfolio Risk Portfolios that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

  . Allocation Risk Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                  Interest                       Country or                                            Focused
                    Rate   Credit Market Foreign Geographic Currency Derivatives Liquidity Management Portfolio Allocation
   PORTFOLIO        Risk    Risk   Risk   Risk      Risk      Risk      Risk       Risk       Risk      Risk       Risk
   ---------      -------- ------ ------ ------- ---------- -------- ----------- --------- ---------- --------- ----------
Money Market
 Portfolio......      X       X                                                                 X
Premier Growth
 Portfolio......                     X                                                          X          X
Growth and
 Income
 Portfolio......      X       X      X       X                  X                               X
U.S.
 Government/High
 Grade
 Securities
 Portfolio......      X       X      X                                     X                    X
High Yield
 Portfolio......      X       X      X       X                  X          X          X         X
Total Return
 Portfolio......      X       X      X                                                          X                    X
International
 Portfolio......                     X       X        X         X                               X
Short-Term
 Multi-Market
 Portfolio......      X       X      X       X                  X          X          X         X          X
Global Bond
 Portfolio......      X       X      X       X                  X          X          X         X          X
North American
 Government
 Income
 Portfolio......      X       X      X       X        X         X          X          X         X          X
Global Dollar
 Government
 Portfolio......      X       X      X       X        X         X          X          X         X          X
Utility Income
 Portfolio......      X       X      X                                                          X
Conservative
 Investors
 Portfolio......      X       X      X       X                  X                               X                    X
Growth Investors
 Portfolio......      X       X      X       X                  X                               X                    X
Growth
 Portfolio......      X       X      X       X                  X                               X
Worldwide
 Privatization
 Portfolio......      X       X      X       X        X         X                               X          X
Technology
 Portfolio......      X       X      X       X                  X                               X
Quasar
 Portfolio......      X       X      X       X                  X                               X
Real Estate
 Investment
 Portfolio......      X       X      X                                                          X
                  Capitalization Sector Leveraging
   PORTFOLIO           Risk       Risk     Risk
   ---------      -------------- ------ ----------
Money Market
 Portfolio......
Premier Growth
 Portfolio......
Growth and
 Income
 Portfolio......
U.S.
 Government/High
 Grade
 Securities
 Portfolio......
High Yield
 Portfolio......                             X
Total Return
 Portfolio......
International
 Portfolio......
Short-Term
 Multi-Market
 Portfolio......                             X
Global Bond
 Portfolio......                             X
North American
 Government
 Income
 Portfolio......                             X
Global Dollar
 Government
 Portfolio......                             X
Utility Income
 Portfolio......                    X
Conservative
 Investors
 Portfolio......
Growth Investors
 Portfolio......         X
Growth
 Portfolio......         X
Worldwide
 Privatization
 Portfolio......
Technology
 Portfolio......                    X
Quasar
 Portfolio......         X
Real Estate
 Investment
 Portfolio......                    X

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

  .  ARMS, which are adjustable-rate mortgage securities;

  .  SMRS, which are stripped mortgage-related securities;

  .  CMOs, which are collateralized mortgage obligations;

  . GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

  . FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

  . FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolios can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies

Money Market Portfolio

The Portfolio's investment objectives are safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by investing in high-quality U.S. Dollar-denominated money market securities. The Portfolio may invest in:

  . marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

  . certificates of deposit and bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

  . high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies; and

  . repurchase agreements collateralized by the types of liquid securities listed above.

The Portfolio buys and sells securities based on its objective of maximizing current income to the extent consistent with safety of principal and liquidity. Alliance evaluates investments based on credit analysis and the interest rate outlook.

The Portfolio may invest in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Portfolio limits its investment in illiquid securities to 10% of its total assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Portfolio.

The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio's investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

Premier Growth Portfolio

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  . purchase and sell exchange-traded index options and stock index futures contracts;

  . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

  .  make short sales "against the box" of up to 15% of its net assets; and

  .  invest up to 10% of its total assets in illiquid securities.

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

Growth and Income Portfolio

The Portfolio seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality. The Portfolio also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes. The Portfolio may invest up to 10% of its total assets in illiquid securities.

U.S. Government/High Grade Securities Portfolio

The Portfolio's investment objective is a high level of current income consistent with preservation of capital. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities, and
(ii) in other high-grade debt securities rated AAA, AA, A by S&P, Duff & Phelps or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 35% of its total assets in investment grade corporate debt securities (rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) and CMOs. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio also may:

  .  purchase and sell futures contracts for hedging purposes;

  .  enter into forward commitments for up to 30% of its total assets;

  .  invest in qualifying bank deposits;

  .  invest up to 10% of its total assets in illiquid securities;

  . purchase call and put options on futures contracts or on securities for hedging purposes; and

  .  enter into repurchase agreements.

High Yield Portfolio

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding debt securities. The Portfolio pursues this objective by investing primarily in a diversified mix of high-yield, below investment grade fixed-income securities, known as "junk bonds." As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

The Portfolio normally invests at least 65% of its total assets in high yield fixed-income securities rated Baa or lower by Moody's, BBB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, of equivalent quality. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if unrated, of comparable quality.

As of December 31, 1998, the Portfolio's investments were rated (or equivalent quality):

  .  A-1+                 13.62%
  .  Ba or BB              5.78%
  .  B                    70.63%
  .  CCC                   0.01%
  .  Unrated               9.96%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio also may:

  .  invest in foreign securities;

  .  invest in U.S. Government securities;

  .  invest in municipal securities of up to 20% of its assets;

  .  invest in mortgage-related and asset-backed securities;

  .  enter into forward commitments for up to 30% of its total assets;

  . write covered call options listed on national securities exchanges and on foreign currencies in an amount not exceeding 25% of its total assets;

  . write covered put options listed on national securities exchanges and on foreign currencies provided that the amount of portfolio securities subject to outstanding options does not exceed 15% of its total assets;

  . purchase put or call options on fixed-income securities, securities indices and foreign currencies;

  .  enter into futures contracts and options on futures contracts;

  .  invest up to 10% of its total assets in illiquid securities;

  . make secured loans of portfolio securities of up to 30% of its net assets; and

  .  enter into repurchase agreements.

Total Return Portfolio

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio may enter into forward commitments for up to 30% of its total assets and invest up to 10% of its total assets in illiquid securities.

International Portfolio

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (e.g., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Portfolio also invests in U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both. The Portfolio also may invest in any other type of security, including convertible securities, preferred stocks, debt securities of foreign issuers, or U.S. Government securities.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries.

The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

  . purchase or sell forward foreign currency exchange contracts of up to 50% of its assets;

  .  invest in warrants;

  .  make loans of portfolio securities of up to 30% of its total assets;

  .  invest in illiquid securities of up to 10% of its total assets; and

  . enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country, including political instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value.

Short-Term Multi-Market Portfolio

The Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund.

The Portfolio invests in debt securities denominated in the U.S. Dollar (at least 25% of its net assets) and selected foreign currencies. The Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. The Portfolio will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies. The Portfolio limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets except for the Euro in which the Portfolio may invest up to 50% of its net assets.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. Alliance actively manages the Portfolio in accordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. The percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with the Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio.

The returns available from short-term foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Portfolio's shares resulting from adverse changes in the currency exchange rates. The Portfolio invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser.

The Portfolio expects to invest in debt securities denominated in the Euro. An issuer of debt securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Portfolio may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Portfolio seeks to minimize investment risk by limiting its investments to debt securities of high-quality and invests in:

  .  U.S. Government securities;

  .  foreign government and supranational organization debt securities;

  .  corporate debt securities;

  . certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and

  . prime commercial paper (or unrated commercial paper of equivalent quality) issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Portfolio concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Portfolio also may:

  .  invest in indexed commercial paper;

  . enter into futures contracts and purchase and write options on futures contracts and privately negotiated options on securities;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  .  enter into interest rate swaps, caps and floors;

  .  invest in variable, floating, and inverse floating rate instruments;

  . make secured loans of its portfolio securities of up to 20% of its net assets;

  .  invest up to 10% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

Global Bond Portfolio

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance and the Portfolio's Sub-Adviser, AIGAM International Limited, believe that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance and the Sub-Adviser. Their determination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

  .  U.S. Government securities;

  .  foreign government or supranational organization debt securities;

  .  corporate debt obligations; and

  .  commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. The Portfolio may invest up to 10% of its total assets in illiquid securities.

North American Government Income Portfolio

The Portfolio's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

  . enter into futures contracts and purchase and write options on futures contracts for hedging purposes of up to 50% of its total assets with initial margins deposits of up to 5% of its total assets;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  . write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

  . enter into interest rate swaps (involving payments in the same currency or in different currencies), caps, and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitments;

  .  invest in zero coupon securities;

  .  invest in variable, floating, and inverse floating rate instruments;

  . make secured loans of its portfolio securities of up to 20% of net assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

Global Dollar Government Portfolio

The Portfolio's investment objective is a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:


  .  for U.S. fixed-income securities, nine to 15 years;

  .  for non-U.S. fixed-income securities, 15 to 25 years; and

  .  for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 1998, securities ratings (or equivalent quality) of the Portfolio's securities were:

  .  Baa or BBB            6.0%
  .  Ba or BB             50.6%
  .  B                    40.9%
  .  CC                    2.0%
  .  Unrated               0.5%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. The Portfolio may invest up to 30% of its total assets in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. Alliance expects that these countries are now, or are expected at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. The Portfolio will limit investments in the sovereign debt obligations of each country (or of any other single foreign country) to less than 25% of its total assets.

Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland,

Thailand, Turkey and Uruguay. The Portfolio will limit its investments in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

  .  invest in structured securities of up to 25% of its total assets;

  . invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

  . invest up to 10% of its total assets in other investment companies whose investment objectives and policies are consistent with those of the Portfolio;

  .  invest in warrants;

  .  enter into interest rate swaps, caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities "against the box" or maintain a short position of up to 10% of its net assets;

  . write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

  .  write privately negotiated options on securities;

  . purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

  .  invest in variable, floating, and inverse floating rate instruments;

  .  enter into reverse repurchase agreements and dollar rolls;

  . invest in loan participations and assignments up to 25% of its total assets;

  . make secured loans of its portfolio securities of up to 30% of its net assets;

  .  invest in illiquid securities of up to 15% of its total assets; and

  .  enter into repurchase agreements.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

Utility Income Portfolio

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

  .  invest up to 30% of its net assets in convertible securities;

  .  invest up to 5% of its net assets in rights or warrants;

  . invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

  . write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

  . purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

  . purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

  .  purchase or sell forward foreign currency exchange contracts;

  . enter into interest rate swaps (in the same or different currencies) and purchase or sell interest rate caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 20% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses.

Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

Conservative Investors Portfolio

The Portfolio's investment objective is a high total return without, in the view of the Adviser, undue risk of principal. The Portfolio allocates varying portions of its assets in debt and equity securities to reduce volatility while providing modest upside potential. The Portfolio normally invests between 50% and 90% (generally approximately 70%) of its total assets in investment grade fixed-income securities and money market instruments, with equity securities comprising the remainder of the Portfolio's holdings. The Portfolio adjusts its asset mixes in response to economic and credit market cycles.

Most of the Portfolio's investments in fixed-income securities generally will have a duration less than that of a 10-year Treasury bond. The Portfolio expects that its fixed-income securities will have an average weighted maturity that varies between less than one year and 30 years. While the Portfolio's investments in fixed-income securities are investment grade at the time of purchase, the Portfolio may continue to hold any security that falls below investment grade if the Adviser believes that it is appropriate under the circumstances.

The Portfolio's investments in equity securities consist of common stocks and convertible securities, such as convertible bonds, convertible preferred stocks and warrants. The Portfolio seeks to invest in companies with a favorable outlook for earnings with a rate of growth that Alliance expects will exceed the U.S. economy over time.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  .  invest in unrated securities;

  . invest in mortgage-related securities, asset-backed securities, and adjustable rate securities;

  .  invest in convertible securities;

  .  invest in zero coupon and pay-in-kind bonds;

  . buy and sell stock index futures contracts and buy options on index futures and on stock indices for hedging purposes;

  . write covered call and put options on securities it owns or in which it may invest;

  .  enter into forward commitments;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Growth Investors Portfolio

The Portfolio's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio invests varying portions of its assets in equity and debt securities. The Portfolio normally invests between 40% and 90% (generally approximately 70%) of its total assets in common stocks and other equity securities, with fixed-income securities comprising the remainder of the Portfolio's holdings. The Portfolio will adjust its asset mixes in response to economic and credit market cycles. The Portfolio may invest in equity securities of intermediate- and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

The Portfolio invests in investment grade fixed-income securities, including cash and money market instruments and also may invest up to 25% of its total assets in fixed-income securities that are rated below investment grade. Lower-rated securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Portfolio expects that its investments in fixed-income securities will have an average weighted maturity that varies between less than one year and 30 years.

The Portfolio also may:

  .  invest up to 30% of its total assets in foreign securities;

  .  invest in unrated securities;

  . invest in mortgage-related securities, asset-backed securities, and adjustable rate securities;

  .  invest in convertible securities;

  .  invest in zero coupon and pay-in-kind bonds;

  . buy and sell stock index futures contracts and buy options on index futures and on stock indices for hedging purposes;

  . write covered call and put options on securities it owns or in which it may invest;

  .  enter into forward commitments;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Growth Portfolio

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio may also invest in convertible securities and other fixed-income securities. The Portfolio may invest up to 25% of its total assets in lower-rated fixed-income securities rated at the time of purchase as below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

  .  invest in zero coupon and payment-in-kind bonds;

  . invest in foreign securities although not generally in excess of 15% of its total assets;

  . invest in depository receipts, both ADRs and GDRs, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities;

  . buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

  .  enter into forward commitments;

  . buy and sell stock index futures contracts and options on those contracts and on stock indices;

  . purchase and sell futures contracts and options on futures and U.S. Treasury securities;

  .  write covered call and put options;

  .  purchase and sell put and call options;

  .  make loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Worldwide Privatization Portfolio

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

  .  invest up to 20% of its total assets in rights or warrants;

  . write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

  . purchase and write put and call options on foreign currencies for hedging purposes;

  .  purchase or sell forward foreign currency contracts;

  .  enter into forward commitments;

  .  enter into standby commitment agreements;

  .  enter into currency swaps for hedging purposes;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 30% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

Technology Portfolio

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

  . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

  .  invest up to 10% of its total assets in warrants;

  .  invest up to 15% of its net assets in illiquid securities; and

  .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

Quasar Portfolio

The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice

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

of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

  . make short sales of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

  . write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

  .  invest up to 15% of its assets in illiquid securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Real Estate Investment Portfolio

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

  .  invest up to 10% of its net assets in rights or warrants;

  . invest up to 15% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by the Portfolio;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

  .  invest up to 15% of its net assets in illiquid securities;

  .  make loans of portfolio securities of up to 25% of its total assets;
     and

  .  enter into repurchase agreements of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

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

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

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

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis." In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps,

(ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Portfolio that invests in indexed commercial paper may do so without limitation. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loans of Portfolio Securities. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.

Loan Participations and Assignments. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a

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

limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

Mortgage-Related Securities. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the

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

mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Rights and Warrants. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment

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

objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. Several of the Portfolios, including U.S. Government/High Grade Securities Portfolio, High Yield Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, and Growth Portfolio, engage in more active trading and have significantly higher portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Worldwide Privatization Portfolio. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

Investment in the Banking Industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. and Foreign Taxes. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Unrated Securities. Unrated securities will also be considered for investment by certain Portfolios when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.
Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the Portfolios paid Alliance as a percentage of average net assets:

                                                                     Fee as a
                                                                   percentage of
                                                                      average
                            Portfolio                              net assets *
                            ---------                              -------------
Money Market Portfolio............................................     .50%
Premier Growth Portfolio..........................................     .97%
Growth and Income Portfolio.......................................     .63%
U.S. Government/High Grade Securities Portfolio...................     .60%
High Yield Portfolio..............................................     .44%
Total Return Portfolio............................................     .62%
International Portfolio...........................................     .67%
Short-Term Multi-Market Portfolio.................................     0.0%
Global Bond Portfolio.............................................     .64%
North American Government Income Portfolio........................     .53%
Global Dollar Government Portfolio................................     .39%
Utility Income Portfolio..........................................     .58%
Conservative Investors Portfolio..................................     .63%
Growth Investors Portfolio........................................     .34%
Growth Portfolio..................................................     .75%
Worldwide Privatization Portfolio.................................     .38%
Technology Portfolio..............................................     .81%
Quasar Portfolio..................................................     .73%
Real Estate Investment Portfolio..................................     .45%

--------
* Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: Money Market Portfolio (.50%); Premier Growth Portfolio (1.00%); Growth and Income Portfolio (.63%); U.S. Government/High Grade Securities Portfolio (.60%); High Yield Portfolio (.75%); Total Return Portfolio (.63%); International Portfolio (1.00%); Short-Term Multi-Market Portfolio (.55%); Global Bond Portfolio (.65%); North American Government Income Portfolio (.65%); Global Dollar Government Portfolio (.75%); Utility Income Portfolio (.75%); Conservative Investors Portfolio (.75%); Growth Investors Portfolio (.75%); Growth Portfolio (.75%); Worldwide Privatization Portfolio (1.00%); Technology Portfolio (1.00%); Quasar Portfolio (1.00%); and Real Estate Investment Portfolio (.90%).
AIGAM International Limited, Unit 1/11, Harbor Yard, Chelsea, London, England, is the Sub-Adviser for the Global Bond Portfolio. The Sub-Adviser is an asset management firm specializing in global fixed-income money management. It manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios.
In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                            Principal Occupation
                               Employee; Time Period;              During
          Portfolio                Title With ACMC          The Past Five Years*
          ---------          --------------------------   ------------------------
 Money Market Portfolio      Raymond J. Papera; since     Associated with Alliance
                             1997; Senior Vice            since prior to 1994
                             President of Alliance
                             Capital Management
                             Corporation (ACMC)**
 Premier Growth              Alfred Harrison; since       Associated with Alliance
  Portfolio                  inception; Director and      since prior to 1994
                             Vice Chairman of ACMC
 Growth and Income           Paul C. Rissman; since       Associated with Alliance
  Portfolio                  inception; Senior Vice       since prior to 1994
                             President of ACMC
 U.S. Government/High        Matthew Bloom; since 1999;   Associated with Alliance
  Grade Securities Portfolio Senior Vice President of     since prior to 1994
                             ACMC
 High Yield Portfolio        Nelson R. Jantzen; since     Associated with Alliance
                             inception; Senior Vice       since prior to 1994
                             President of ACMC
                             Wayne C. Tappe; since        Associated with Alliance
                             inception; Senior Vice       since prior to 1994
                             President of ACMC
 Total Return Portfolio      Paul C. Rissman; since       (see above)
                             inception; (see above)
 International Portfolio     Steven Beinhacker; since     Associated with Alliance
                             1996; Senior Vice            since prior to 1994
                             President of ACMC
 Short-Term Multi-Market     Douglas J. Peebles; since    Associated with Alliance
  Portfolio                  inception; Senior Vice       since prior to 1994
                             President of ACMC
 Global Bond Portfolio       Ian Coulman; since           Associated with the Sub-
                             inception; Investment        Adviser since prior to
                             Manager of the Sub-Adviser   1994
 North American Government   Wayne D. Lyski; since        Associated with Alliance
  Income Portfolio           inception; Executive Vice    since prior to 1994
                             President of ACMC
 Global Dollar Government    Wayne D. Lyski; since        (see above)
  Portfolio                  inception; (see above)
 Utility Income Portfolio    Paul C. Rissman; since       (see above)
                             inception; (see above)
 Conservative Investors      Nicholas D.P. Carn; since    Associated with Alliance
  Portfolio                  1997; Senior Vice            since 1997; prior
                             President of ACMC            thereto, Chief
                                                          Investment Officer and
                                                          Portfolio Manager of
                                                          Draycott Partners since
                                                          prior to 1994

                                                                  Principal Occupation
                                     Employee; Time Period;              During
             Portfolio                   Title With ACMC          The Past Five Years*
             ---------             --------------------------   ------------------------
 Growth Investors Portfolio        Nicholas D.P. Carn; since    (see above)
                                   1997; (see above)
 Growth Portfolio                  Tyler J. Smith; since        Associated with Alliance
                                   inception; Senior Vice       since prior to 1994
                                   President of ACMC
 Worldwide Privatization Portfolio Mark H. Breedon; since       Associated with Alliance
                                   inception; Vice President    since prior to 1994
                                   of ACMC and Director and
                                   Senior Vice President of
                                   Alliance Capital
                                   Limited***
 Technology Portfolio              Peter Anastos; since 1992;   Associated with Alliance
                                   Senior Vice President of     since prior to 1994
                                   ACMC
                                   Gerald T. Malone; since      Associated with Alliance
                                   1992; Senior Vice            since prior to 1994
                                   President of ACMC
 Quasar Portfolio                  Alden M. Stewart; since      Associated with Alliance
                                   inception; Executive Vice    since prior to 1994
                                   President of ACMC
                                   Randall E. Hasse; since      Associated with Alliance
                                   inception; Senior Vice       since prior to 1994
                                   President of ACMC
 Real Estate Investment Portfolio  Daniel G. Pine; since        Associated with Alliance
                                   inception; Senior Vice       since 1996; prior
                                   President of ACMC            thereto associated with
                                                                Desai Capital Management
                                                                since prior to 1994
                                   David Kruth; since 1997;     Associated with Alliance
                                   Vice President of ACMC       since 1997; prior
                                                                thereto, Senior Vice
                                                                President of Yarmouth
                                                                Group

--------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
 ** The sole general partner of Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

The Portfolios' net asset value or NAV (except for the Money Market Portfolio) is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors or Trustees believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 pm, Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

DISTRIBUTION ARRANGEMENTS

   This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under the Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Class A share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditor, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request. Since the Portfolios did not offer Class B shares prior to January 1999, the financial highlights are solely for Class A shares and do not reflect the annual Class B Rule 12b-1 fee of .25% of average net assets.

                                  Money Market Portfolio
                          ----------------------------------------------------
                                  Year Ended December 31,
                          ----------------------------------------------------
                            1998     1997        1996        1995        1994
                          --------  -------     -------     -------     ------
Net asset value,
 beginning of year......  $   1.00  $  1.00     $  1.00     $  1.00     $ 1.00
                          --------  -------     -------     -------     ------
Income From Investment
 Operations
Net investment income...       .05      .05(b)      .05(b)      .05(b)     .03(b)
                          --------  -------     -------     -------     ------
Less: Dividends
Dividends from net
 investment income......      (.05)    (.05)       (.05)       (.05)      (.03)
                          --------  -------     -------     -------     ------
Net asset value, end of
 year...................  $   1.00  $  1.00     $  1.00     $  1.00     $ 1.00
                          ========  =======     =======     =======     ======
Total Return
Total investment return
 based on net asset
 value(d)...............      4.98%    5.11%       4.71%       4.97%      3.27%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)........  $119,574  $67,584     $64,769     $28,092     $6,899
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements.......       .68%     .64%        .69%        .95%       .95%
  Expenses, before
   waivers and
   reimbursements.......       .68%     .64%        .69%       1.07%      4.46%
  Net investment
   income...............      4.84%    5.00%(b)    4.64%(b)    4.85%(b)   3.98%(b)

                                      Premier Growth Portfolio
                             ------------------------------------------------
                                       Year Ended December 31,
                             ------------------------------------------------
                                1998        1997     1996     1995     1994
                             ----------   --------  -------  -------  -------
Net asset value, beginning
 of year...................  $    20.99   $  15.70  $ 17.80  $ 12.37  $ 12.79
                             ----------   --------  -------  -------  -------
Income From Investment
 Operations
Net investment income
 (loss)(b)(c)..............        (.01)       .04      .08      .09      .03
Net realized and unrealized
 gain (loss) on investment
 transactions..............       10.08       5.27     3.29     5.44     (.41)
                             ----------   --------  -------  -------  -------
Net increase (decrease) in
 net asset value from
 operations................       10.07       5.31     3.37     5.53     (.38)
                             ----------   --------  -------  -------  -------
Less: Dividends and
 Distributions
Dividends from net
 investment income.........        (.03)      (.02)    (.10)    (.03)    (.01)
Distributions from net
 realized gains............         -0-        -0-    (5.37)    (.07)    (.03)
                             ----------   --------  -------  -------  -------
Total dividends and
 distributions.............        (.03)      (.02)   (5.47)    (.10)    (.04)
                             ----------   --------  -------  -------  -------
Net asset value, end of
 year......................  $    31.03   $  20.99  $ 15.70  $ 17.80  $ 12.37
                             ==========   ========  =======  =======  =======
Total Return
Total investment return
 based on net asset
 value(d)..................       47.97%     33.86%   22.70%   44.85%   (2.96)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)...........  $1,247,254   $472,326  $96,434  $29,278  $37,669
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements......        1.06%       .95%     .95%     .95%     .95%
  Expenses, before waivers
   and reimbursements......        1.09%      1.10%    1.23%    1.19%    1.40%
  Net investment income
   (loss)(b)...............        (.04)%      .21%     .52%     .55%     .42%
Portfolio turnover rate....          31%        27%      32%      97%      38%

--------
See footnotes on page  .

                                      Growth and Income Portfolio
                               ----------------------------------------------
                                        Year Ended December 31,
                               ----------------------------------------------
                                 1998      1997      1996     1995     1994
                               --------  --------  --------  -------  -------
Net asset value, beginning of
 year........................  $  19.93  $  16.40  $  15.79  $ 11.85  $ 12.18
                               --------  --------  --------  -------  -------
Income From Investment
 Operations
Net investment income(b)(c)..       .22       .21       .24      .27      .10
Net realized and unrealized
 gain (loss) on investment
 transactions................      3.81      4.39      3.18     3.94     (.16)
                               --------  --------  --------  -------  -------
Net increase (decrease) in
 net asset value from
 operations..................      4.03      4.60      3.42     4.21     (.06)
                               --------  --------  --------  -------  -------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................      (.16)     (.13)     (.25)    (.13)    (.10)
Distributions from net
 realized gains..............     (1.96)     (.94)    (2.56)    (.14)    (.17)
                               --------  --------  --------  -------  -------
Total dividends and
 distributions...............     (2.12)    (1.07)    (2.81)    (.27)    (.27)
                               --------  --------  --------  -------  -------
Net asset value, end of
 year........................  $  21.84  $  19.93  $  16.40  $ 15.79  $ 11.85
                               ========  ========  ========  =======  =======
Total Return
Total investment return based
 on net asset value(d).......     20.89%    28.80%    24.09%   35.76%    (.35)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted).............  $381,614  $250,202  $126,729  $41,993  $41,702
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .90%
  Expenses, before waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .91%
  Net investment income(b)...      1.07%     1.16%     1.58%    1.95%    1.71%
Portfolio turnover rate......        79%       86%       87%     150%      95%

                                   U.S. Government/High Grade Securities
                                                 Portfolio
                                   ------------------------------------------
                                          Year Ended December 31,
                                   ------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................  $ 11.93  $ 11.52  $ 11.66  $  9.94  $10.72
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c)......      .63      .68      .66      .65     .28
Net realized and unrealized gain
 (loss) on investment
 transactions....................      .32      .29     (.39)    1.25    (.71)
                                   -------  -------  -------  -------  ------
Net increase (decrease) in net
 asset value from operations.....      .95      .97      .27     1.90    (.43)
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income..........................     (.55)    (.54)    (.28)    (.18)   (.21)
Distributions from net realized
 gains...........................     (.06)    (.02)    (.13)     -0-    (.14)
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions...................     (.61)    (.56)    (.41)    (.18)   (.35)
                                   -------  -------  -------  -------  ------
Net asset value, end of year.....  $ 12.27  $ 11.93  $ 11.52  $ 11.66  $ 9.94
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)..............     8.22%    8.68%    2.55%   19.26%  (4.03)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)........................  $58,418  $36,198  $29,150  $16,947  $5,101
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements................      .78%     .84%     .92%     .95%    .95%
  Expenses, before waivers and
   reimbursements................      .91%     .84%     .98%    1.58%   3.73%
  Net investment income(b).......     5.24%    5.89%    5.87%    5.96%   5.64%
Portfolio turnover rate..........      235%     114%     137%      68%     32%

--------
See footnotes on page 83.

                                                      High Yield Portfolio
                                                    -------------------------
                                                                 October 27,
                                                     Year Ended   1997(a) to
                                                    December 31, December 31,
                                                        1998         1997
                                                    ------------ ------------
Net asset value, beginning of period...............   $ 10.33       $10.00
                                                      -------       ------
Income From Investment Operations
Net investment income(b)(c)........................      1.03          .13
Net realized and unrealized gain (loss) on
 investment transactions...........................     (1.41)         .20
                                                      -------       ------
Net increase (decrease) in net asset value from
 operations........................................      (.38)         .33
                                                      -------       ------
Less: Dividends
Dividends from net investment income...............      (.01)         -0-
                                                      -------       ------
Net asset value, end of period.....................   $  9.94       $10.33
                                                      =======       ======
Total Return
Total investment return based on net asset
 value(d)..........................................     (3.69)%       3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..........   $16,910       $1,141
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements......       .95%         .95%(e)
  Expenses, before waivers and reimbursements......      1.80%        8.26%(e)
  Net investment income(b).........................      9.77%        7.28%(e)
Portfolio turnover rate............................       295%           8%

                                          Total Return Portfolio
                                   -----------------------------------------
                                          Year Ended December 31,
                                   -----------------------------------------
                                    1998     1997     1996     1995    1994
                                   -------  -------  -------  ------  ------
Net asset value, beginning of
 year............................. $ 16.92  $ 14.63  $ 12.80  $10.41  $10.97
                                   -------  -------  -------  ------  ------
Income From Investment Operations
Net investment income(b)(c).......     .41      .39      .27     .36     .15
Net realized and unrealized gain
 (loss) on investment
 transactions.....................    2.36     2.62     1.66    2.10    (.56)
                                   -------  -------  -------  ------  ------
Net increase (decrease) in net
 asset value from operations......    2.77     3.01     1.93    2.46    (.41)
                                   -------  -------  -------  ------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.29)    (.23)    (.07)   (.07)   (.09)
Distributions from net realized
 gains............................   (1.34)    (.49)    (.03)    -0-    (.06)
                                   -------  -------  -------  ------  ------
Total dividends and
 distributions....................   (1.63)    (.72)    (.10)   (.07)   (.15)
                                   -------  -------  -------  ------  ------
Net asset value, end of year...... $ 18.06  $ 16.92  $ 14.63  $12.80  $10.41
                                   =======  =======  =======  ======  ======
Total Return
Total investment return based on
 net asset value(d)...............   16.99%   21.11%   15.17%  23.67%  (3.77)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $59,464  $42,920  $25,875  $8,242  $  750
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .88%     .88%     .95%    .95%    .95%
  Expenses, before waivers and
   reimbursements.................     .95%     .88%    1.12%   4.49%  19.49%
  Net investment income(b)........    2.41%    2.46%    2.76%   3.16%   2.29%
Portfolio turnover rate...........      57%      65%      57%     30%     83%

--------
See footnotes on page 83.

                                          International Portfolio
                                   ------------------------------------------
                                          Year Ended December 31,
                                   ------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................. $ 15.02  $ 14.89  $ 14.07  $ 12.88  $12.16
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c).......     .17      .13      .19      .18     .10
Net realized and unrealized gain
 on investments and foreign
 currency transactions............    1.80      .39      .83     1.08     .72
                                   -------  -------  -------  -------  ------
Net increase in net asset value
 from operations..................    1.97      .52     1.02     1.26     .82
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.33)    (.15)    (.08)    (.03)   (.02)
Distributions from net realized
 gains............................    (.49)    (.24)    (.12)    (.04)   (.08)
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions....................    (.82)    (.39)    (.20)    (.07)   (.10)
                                   -------  -------  -------  -------  ------
Net asset value, end of year...... $ 16.17  $ 15.02  $ 14.89  $ 14.07  $12.88
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)...............   13.02%    3.33%    7.25%    9.86%   6.70%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $65,052  $60,710  $44,324  $16,542  $7,276
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .95%     .95%     .95%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................    1.37%    1.42%    1.91%    2.99%   7.26%
  Net investment income(b)........    1.08%     .87%    1.29%    1.41%    .90%
Portfolio turnover rate...........     117%     134%      60%      87%     95%

                                       Short-Term Multi-Market Portfolio
                                      ---------------------------------------
                                            Year Ended December 31,
                                      ---------------------------------------
                                       1998    1997    1996    1995    1994
                                      ------  ------  ------  ------  -------
Net asset value, beginning of year... $10.57  $10.73  $10.58  $ 9.91  $ 11.07
                                      ------  ------  ------  ------  -------
Income From Investment Operations
Net investment income(b)(c)..........    .61     .59     .64     .82      .47
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions...............    .03    (.11)    .33    (.15)   (1.16)
                                      ------  ------  ------  ------  -------
Net increase (decrease) in net asset
 value from operations...............    .64     .48     .97     .67     (.69)
                                      ------  ------  ------  ------  -------
Less: Dividends and Distributions
Dividends from net investment
 income..............................  (1.11)   (.64)   (.82)    -0-     (.46)
Return of capital....................    -0-     -0-     -0-     -0-     (.01)
                                      ------  ------  ------  ------  -------
Total dividends and distributions....  (1.11)   (.64)   (.82)    -0-     (.47)
                                      ------  ------  ------  ------  -------
Net asset value, end of year......... $10.10  $10.57  $10.73  $10.58  $  9.91
                                      ======  ======  ======  ======  =======
Total Return
Total investment return based on net
 asset value(d)......................   6.32%   4.59%   9.57%   6.76%   (6.51)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)............................ $6,469  $6,489  $7,112  $3,152  $20,921
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements....................    .94%    .94%    .95%    .95%     .94%
  Expenses, before waivers and
   reimbursements....................   2.69%   1.42%   2.09%   1.30%     .99%
  Net investment income(b)...........   5.94%   5.50%   6.03%   8.22%    6.52%
Portfolio turnover rate..............     18%    222%    159%    379%     134%

--------
See footnotes on page 83.

                                            Global Bond Portfolio
                                    ------------------------------------------
                                           Year Ended December 31,
                                    ------------------------------------------
                                     1998     1997     1996     1995     1994
                                    -------  -------  -------  -------  ------
Net asset value, beginning of
 year.............................  $ 11.10  $ 11.74  $ 12.15  $  9.82  $11.33
                                    -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(b)(c).......      .49      .54      .67      .69     .57
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions............     1.06     (.48)     .01     1.73   (1.16)
                                    -------  -------  -------  -------  ------
Net increase (decrease) in net
 asset value from operations......     1.55      .06      .68     2.42    (.59)
                                    -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................     (.17)    (.57)    (.84)    (.09)   (.62)
Distributions from net realized
 gains............................     (.06)    (.13)    (.25)     -0-    (.30)
                                    -------  -------  -------  -------  ------
Total dividends and
 distributions....................     (.23)    (.70)   (1.09)    (.09)   (.92)
                                    -------  -------  -------  -------  ------
Net asset value, end of year......  $ 12.42  $ 11.10  $ 11.74  $ 12.15  $ 9.82
                                    =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(d)...............    14.12%     .67%    6.21%   24.73%  (5.16)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted).........................  $34,652  $22,194  $18,117  $11,553  $7,298
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................      .93%     .94%     .94%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................     1.17%    1.03%    1.15%    1.77%   2.05%
  Net investment income(b)........     4.23%    4.81%    5.76%    6.22%   6.01%
Portfolio turnover rate...........       42%     257%     191%     262%    102%

                                North American Government Income Portfolio
                               -------------------------------------------------
                                                                  May 3, 1994(a)
                                  Year Ended December 31,               to
                               ---------------------------------   December 31,
                                1998     1997     1996     1995        1994
                               -------  -------  -------  ------  --------------
Net asset value, beginning of
 period......................  $ 12.97  $ 12.38  $ 10.48  $ 8.79      $10.00
                               -------  -------  -------  ------      ------
Income From Investment
 Operations
Net investment income(b)(c)..     1.16     1.07     1.26    1.13         .50
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions................     (.65)     .10      .69     .83       (1.71)
                               -------  -------  -------  ------      ------
Net increase (decrease) in
 net asset value from
 operations..................      .51     1.17     1.95    1.96       (1.21)
                               -------  -------  -------  ------      ------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................     (.82)    (.58)    (.05)   (.27)        -0-
Distributions from net
 realized gains..............     (.11)     -0-      -0-     -0-         -0-
                               -------  -------  -------  ------      ------
Total dividends and
 distributions...............     (.93)    (.58)    (.05)   (.27)        -0-
                               -------  -------  -------  ------      ------
Net asset value, end of
 period......................  $ 12.55  $ 12.97  $ 12.38  $10.48      $ 8.79
                               =======  =======  =======  ======      ======
Total Return
Total investment return based
 on net asset value(d).......     4.07%    9.62%   18.70%  22.71%     (12.10)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............  $32,059  $30,507  $16,696  $7,278      $3,848
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........      .86%     .95%     .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements........     1.17%    1.04%    1.41%   2.57%       4.43%(e)
  Net investment income(b)...     9.16%    8.34%   11.04%  12.24%       8.49%(e)
Portfolio turnover rate......        8%      20%       4%     35%         15%

--------
See footnotes on page 83.

                                    Global Dollar Government Portfolio
                               -------------------------------------------------
                                                                  May 2, 1994(a)
                                  Year Ended December 31,               to
                               ---------------------------------   December 31,
                                1998      1997     1996    1995        1994
                               -------   -------  ------  ------  --------------
Net asset value, beginning of
 period......................  $ 14.65   $ 14.32  $11.95  $ 9.84      $10.00
                               -------   -------  ------  ------      ------
Income From Investment
 Operations
Net investment income(b)(c)..     1.20      1.17    1.10     .92         .36
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions................    (4.03)      .70    1.78    1.32        (.52)
                               -------   -------  ------  ------      ------
Net increase (decrease) in
 net asset value from
 operations..................    (2.83)     1.87    2.88    2.24        (.16)
                               -------   -------  ------  ------      ------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................     (.95)     (.61)   (.48)   (.13)        -0-
Distributions from net
 realized gains..............     (.69)     (.93)   (.03)    -0-         -0-
                               -------   -------  ------  ------      ------
Total dividends and
 distributions...............    (1.64)    (1.54)   (.51)   (.13)        -0-
                               -------   -------  ------  ------      ------
Net asset value, end of
 period......................  $ 10.18   $ 14.65  $14.32  $11.95      $ 9.84
                               =======   =======  ======  ======      ======
Total Return
Total investment return based
 on net asset value(d).......   (21.71)%   13.23%  24.90%  22.98%      (1.60)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............  $10,380   $15,378  $8,847  $3,778      $1,146
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........      .95%      .95%    .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements........     1.75%     1.29%   1.97%   4.82%      15.00%(e)
  Net investment income(b)...     9.49%     7.87%   8.53%   8.65%       6.02%(e)
Portfolio turnover rate......      166%      214%    155%     13%          9%

                                        Utility Income Portfolio
                             --------------------------------------------------
                                                                May 10, 1994(a)
                                Year Ended December 31,               to
                             ---------------------------------   December 31,
                              1998     1997     1996     1995        1994
                             -------  -------  -------  ------  ---------------
Net asset value, beginning
 of period.................  $ 15.67  $ 12.69  $ 12.01  $ 9.96      $10.00
                             -------  -------  -------  ------      ------
Income From Investment
 Operations
Net investment
 income(b)(c)..............      .37      .38      .31     .30         .28
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions..............     3.31     2.84      .62    1.83        (.32)
                             -------  -------  -------  ------      ------
Net increase (decrease) in
 net asset value from
 operations................     3.68     3.22      .93    2.13        (.04)
                             -------  -------  -------  ------      ------
Less: Dividends and
 Distributions
Dividends from net
 investment income.........     (.31)    (.24)    (.09)   (.08)        -0-
Distributions from net
 realized gains............     (.14)     -0-     (.16)    -0-         -0-
                             -------  -------  -------  ------      ------
Total dividends and
 distributions.............     (.45)    (.24)    (.25)   (.08)        -0-
                             -------  -------  -------  ------      ------
Net asset value, end of
 period....................  $ 18.90  $ 15.67  $ 12.69  $12.01      $ 9.96
                             =======  =======  =======  ======      ======
Total Return
Total investment return
 based on net asset
 value(d)..................    23.91%   25.71%    7.88%  21.45%       (.40)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted)...........  $34,436  $20,347  $14,857  $6,251      $1,254
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements......      .95%     .95%     .95%    .95%        .95%(e)
  Expenses, before waivers
   and reimbursements......     1.35%    1.08%    1.51%   3.79%      15.98%(e)
  Net investment
   income(b)...............     2.20%    2.83%    2.61%   2.73%       4.62%(e)
Portfolio turnover rate....       20%      30%      75%    138%         31%

--------
See footnotes on page 83.

                                    Conservative Investors Portfolio
                               -----------------------------------------------
                                                                  October 28,
                                                                    1994(a)
                                  Year Ended December 31,              to
                               ---------------------------------  December 31,
                                1998     1997     1996     1995       1994
                               -------  -------  -------  ------  ------------
Net asset value, beginning of
 period....................... $ 13.10  $ 12.07  $ 11.76  $10.07     $10.00
                               -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...     .50      .48      .45     .51        .06
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................    1.31      .86     (.01)   1.20        .01
                               -------  -------  -------  ------     ------
Net increase in net asset
 value from operations........    1.81     1.34      .44    1.71        .07
                               -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................    (.38)    (.31)    (.09)   (.02)       -0-
Distributions from net
 realized gains...............    (.50)     -0-     (.04)    -0-        -0-
                               -------  -------  -------  ------     ------
Total dividends and
 distributions................    (.88)    (.31)    (.13)   (.02)       -0-
                               -------  -------  -------  ------     ------
Net asset value, end of
 period....................... $ 14.03  $ 13.10  $ 12.07  $11.76     $10.07
                               =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........   14.20%   11.22%    3.79%  16.99%       .70%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............. $37,341  $30,196  $21,729  $7,420     $  701
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............     .90%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............    1.19%    1.33%    1.40%   4.25%     20.35%(e)
  Net investment income(b)....    3.69%    3.85%    3.93%   4.65%      3.55%(e)
Portfolio turnover rate.......     123%     209%     211%     61%         2%

                                        Growth Investors Portfolio
                                -----------------------------------------------
                                                                   October 28,
                                                                     1994(a)
                                   Year Ended December 31,              to
                                ---------------------------------  December 31,
                                 1998     1997     1996     1995       1994
                                -------  -------  -------  ------  ------------
Net asset value, beginning of
 period.......................  $ 14.38  $ 12.74  $ 11.87  $ 9.86     $10.00
                                -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...      .26      .23      .24     .35        .04
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................     3.03     1.83      .72    1.67       (.18)
                                -------  -------  -------  ------     ------
Net increase (decrease) in net
 asset value from operations..     3.29     2.06      .96    2.02       (.14)
                                -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................     (.18)    (.20)    (.07)   (.01)       -0-
Distributions from net
 realized gains...............    (1.16)    (.22)    (.02)    -0-        -0-
                                -------  -------  -------  ------     ------
Total dividends and
 distributions................    (1.34)    (.42)    (.09)   (.01)       -0-
                                -------  -------  -------  ------     ------
Net asset value, end of
 period.......................  $ 16.33  $ 14.38  $ 12.74  $11.87     $ 9.86
                                =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........    23.68%   16.34%    8.18%  20.48%     (1.40)%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted)..............  $21,028  $16,600  $10,709  $4,978     $  321
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............      .94%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............     1.68%    1.70%    1.85%   6.17%     41.62%(e)
  Net investment income(b)....     1.71%    1.72%    2.01%   3.21%      2.29%(e)
Portfolio turnover rate.......      100%     164%     160%     50%         3%

--------
See footnotes on page 83.

                                           Growth Portfolio
                           ----------------------------------------------------
                                                                  September 15,
                                                                     1994(a)
                                Year Ended December 31,                to
                           -------------------------------------  December 31,
                             1998      1997      1996     1995        1994
                           --------  --------  --------  -------  -------------
Net asset value,
 beginning of period.....  $  22.42  $  17.92  $  14.23  $ 10.53     $10.00
                           --------  --------  --------  -------     ------
Income From Investment
 Operations
Net investment
 income(b)(c)............       .10       .07       .06      .17        .03
Net realized and
 unrealized gain on
 investment
 transactions............      6.19      5.18      3.95     3.54        .50
                           --------  --------  --------  -------     ------
Net increase in net asset
 value from operations...      6.29      5.25      4.01     3.71        .53
                           --------  --------  --------  -------     ------
Less: Dividends and
 Distributions
Dividends from net
 investment income.......      (.06)     (.03)     (.04)    (.01)       -0-
Distributions from net
 realized gains..........     (1.40)     (.72)     (.28)     -0-        -0-
                           --------  --------  --------  -------     ------
Total dividends and
 distributions...........     (1.46)     (.75)     (.32)    (.01)       -0-
                           --------  --------  --------  -------     ------
Net asset value, end of
 period..................  $  27.25  $  22.42  $  17.92  $ 14.23     $10.53
                           ========  ========  ========  =======     ======
Total Return
Total investment return
 based on net asset
 value(d)................     28.73%    30.02%    28.49%   35.23%      5.30%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).........  $328,681  $235,875  $138,688  $45,220     $5,492
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements........       .87%      .84%      .93%     .95%       .95%(e)
  Expenses, before
   waivers and
   reimbursements........       .87%      .84%      .93%    1.27%      4.19%(e)
  Net investment
   income(b).............       .43%      .37%      .35%    1.31%      1.17%(e)
Portfolio turnover rate..        62%       62%       98%      86%        25%

                                    Worldwide Privatization Portfolio
                               ------------------------------------------------
                                                                  September 23,
                                                                     1994(a)
                                  Year Ended December 31,              to
                               ---------------------------------  December 31,
                                1998     1997     1996     1995       1994
                               -------  -------  -------  ------  -------------
Net asset value, beginning of
 period....................... $ 14.20  $ 13.13  $ 11.17  $10.10     $10.00
                               -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...     .26      .25      .28     .32        .10
Net realized and unrealized
 gain on investments and
 foreign currency
 transactions.................    1.29     1.17     1.78     .78        -0-
                               -------  -------  -------  ------     ------
Net increase in net asset
 value from operations........    1.55     1.42     2.06    1.10        .10
                               -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................    (.20)    (.16)    (.10)   (.03)       -0-
Distributions from net
 realized gains...............    (.74)    (.19)     -0-     -0-        -0-
                               -------  -------  -------  ------     ------
Total dividends and
 distributions................    (.94)    (.35)    (.10)   (.03)       -0-
                               -------  -------  -------  ------     ------
Net asset value, end of
 period....................... $ 14.81  $ 14.20  $ 13.13  $11.17     $10.10
                               =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........   10.83%   10.75%   18.51%  10.87%      1.00%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............. $46,268  $41,818  $18,807  $5,947     $1,127
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............     .95%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............    1.70%    1.55%    1.85%   4.17%     18.47%(e)
  Net investment income(b)....    1.74%    1.76%    2.26%   2.96%      4.27%(e)
Portfolio turnover rate.......      92%      58%      47%     23%         0%

--------
See footnotes on page 83.

                                              Technology Portfolio
                                      ----------------------------------------
                                                                  January 11,
                                                                    1996(a)
                                      Year Ended December 31,          to
                                      --------------------------  December 31,
                                          1998          1997          1996
                                      ------------   -----------  ------------
Net asset value, beginning of
 period.............................  $      11.72   $     11.04    $ 10.00
                                      ------------   -----------    -------
Income From Investment Operations
Net investment income (loss)(b)(c)..          (.04)          .02        .11
Net realized and unrealized gain on
 investment transactions............          7.51           .69        .93
                                      ------------   -----------    -------
Net increase in net asset value from
 operations.........................          7.47           .71       1.04
                                      ------------   -----------    -------
Less: Dividends
Dividends from net investment
 income.............................          (.02)         (.03)       -0-
                                      ------------   -----------    -------
Net asset value, end of period......  $      19.17   $     11.72    $ 11.04
                                      ============   ===========    =======
Total Return
Total investment return based on net
 asset value(d).....................         63.79%         6.47%     10.40%
Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)...........................  $    130,602   $    69,240    $28,083
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements...................           .95%          .95%       .95%(e)
  Expenses, before waivers and
   reimbursements...................          1.20%         1.19%      1.62%(e)
  Net investment income (loss)(b)...          (.30)%         .16%      1.17%(e)
Portfolio turnover rate.............            63%           46%        22%

                                                Quasar Portfolio
                                      ---------------------------------------
                                                                  August 5,
                                      Year Ended December 31,     1996(a) to
                                      -------------------------  December 31,
                                         1998          1997          1996
                                      -----------   -----------  ------------
Net asset value, beginning of
 period.............................. $     12.61   $     10.64     $10.00
                                      -----------   -----------     ------
Income From Investment Operations
Net investment income(b)(c)..........         .07           .02        .04
Net realized and unrealized gain
 (loss) on investment transactions...        (.49)         1.96        .60
                                      -----------   -----------     ------
Net increase (decrease) in net asset
 value from operations...............        (.42)         1.98        .64
                                      -----------   -----------     ------
Less: Dividends and Distributions
Dividends from net investment
 income..............................        (.01)         (.01)       -0-
Distributions from net realized
 gains...............................       (1.04)          -0-        -0-
                                      -----------   -----------     ------
Total dividends and distributions....       (1.05)         (.01)       -0-
                                      -----------   -----------     ------
Net asset value, end of period....... $     11.14   $     12.61     $10.64
                                      ===========   ===========     ======
Total Return
Total investment return based on net
 asset value(d)......................       (4.49)%       18.60%      6.40%
Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)............................ $    90,870   $    59,277     $8,842
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements....................         .95%          .95%       .95%(e)
  Expenses, before waivers and
   reimbursements....................        1.30%         1.37%      4.44%(e)
  Net investment income(b)...........         .55%          .17%       .93%(e)
Portfolio turnover rate..............         107%          210%        40%

--------
See footnotes on page 83.

                                                     Real Estate Investment
                                                            Portfolio
                                                    -------------------------
                                                                  January 9,
                                                     Year Ended   1997(a) to
                                                    December 31, December 31,
                                                        1998         1997
                                                    ------------ ------------
Net asset value, beginning of period...............   $ 12.34      $ 10.00
                                                      -------      -------
Income From Investment Operations
Net investment income(b)(c)........................       .54          .56
Net realized and unrealized gain (loss) on
 investment transactions...........................     (2.87)        1.78
                                                      -------      -------
Net increase (decrease) in net asset value from
 operations........................................     (2.33)        2.34
                                                      -------      -------
Less: Dividends and Distributions
Dividends from net investment income...............      (.16)         -0-
Distributions from net realized gains..............      (.07)         -0-
                                                      -------      -------
Total dividends and distributions..................      (.23)         -0-
                                                      -------      -------
Net asset value, end of period.....................   $  9.78      $ 12.34
                                                      =======      =======
Total Return
Total investment return based on net asset
 value(d)..........................................    (19.07)%      23.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..........   $17,080      $13,694
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements......       .95%         .95%(e)
  Expenses, before waivers and reimbursements......      1.77%        2.31%(e)
  Net investment income(b).........................      4.98%        5.47%(e)
Portfolio turnover rate............................        27%          26%

--------
Footnotes:

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                                   APPENDIX A

                                  BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.
  2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
  3. There is a lack of essential data pertaining to the issue or issuer.
  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Duff & Phelps Credit Rating Co.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

Fitch Ibca, Inc.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

General Information About the United Kingdom

Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of a Portfolio's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.66 in 1998. On April 15, 1999 the U.S. Dollar-pound sterling exchange rate was 1.61.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. The FT-SE 100 index closed at 6466.1 on April 15, 1999.

The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry.

General Information About Japan

Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Portfolio's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that have made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect.

General Information About Canada

Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On April 15, 1999 the Canadian Dollar-U.S. Dollar exchange rate was 1.4882:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996 and 1997, resulting in increases of 5.2% and 7.0%, respectively. The growth rate for 1998 was 4.6%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. In 1998, the inflation rate was 18.6%. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. In 1998, the average annual Peso-Dollar exchange rate was approximately 16% less than that in 1997.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Portfolio's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About The Republic of Argentina

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government. The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 69 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased each year since 1991, with the exception of 1995. During 1998, gross domestic product increased an estimated 4.2% from 1997. The rate of inflation is generally viewed to be under control. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995, economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991, the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

                             ALLIANCE VARIABLE PRODUCTS
                             SERIES FUND, INC.

_________________________________________________________________
c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         May 3, 1999
_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 3, 1999 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class A shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class B shares. Copies of the Prospectuses of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Money Market Portfolio............................
         Premier Growth Portfolio..........................
         Growth and Income Portfolio.......................
         U.S. Government/High Grade
           Securities Portfolio............................
         High-Yield Portfolio..............................
         Total Return Portfolio............................
         International Portfolio...........................
         Short-Term Multi-Market Portfolio
           and Global Bond Portfolio.......................
         North American Government Income
           Portfolio.......................................
         Global Dollar Government Portfolio................
         Utility Income Portfolio..........................
         Conservative Investors Portfolio,
           Growth Investors Portfolio and
           Growth Portfolio................................
         Worldwide Privatization Portfolio.................
         Technology Portfolio..............................
         Quasar Portfolio..................................
         Real Estate Investment Portfolio..................
         Other Investment Policies.........................
    Management of the Fund.................................

    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Financial Statements and Report of Independent
         Auditors..........................................
    Appendix A - Description of Obligations Issued
         or Guaranteed by U.S. Government Agencies
         or Instrumentalities..............................   A-1
    Appendix B - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   B-1
    Appendix C - Options...................................   C-1
    Appendix D - Additional Information About
         the United Kingdom, Japan, Canada, Mexico
         and Argentina.....................................   D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.
_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation (S&P), Prime-1 by Moody's Investors Service, Inc. (Moody's), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (Government Securities) or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the Securities
Act) that are determined by Alliance Capital Management L.P. (the Adviser) to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the Commission) adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Acts registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule.
Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued bythat issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         9. Make investments for the purpose of exercising control;

         10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%.

         In seeking its investment goal, the Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

         The Adviser's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Premier Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or a permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8.   Write put options;

         9. Make investments for the purpose of exercising control;

         10. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily the annual portfolio turnover rate will not exceed 100%.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income
Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

         8. Purchase the securities of any other investment company except in a regular transaction on the open market;

         9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         10. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities) and repurchase agreements pertaining to U.S. Government Securities and (ii) other high grade debt securities rated AAA, AA or A by S&P, Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium

(i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration
(VA). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities (FHLMC Certificates), mortgage participation certificates (PCs) and guaranteed mortgage securities (GMCs).
PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staffs interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

         3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, D-1, D-2 or D-3 by Duff & Phelps, F1, F2 or F3 by Fitch or
Prime-1, Prime-2 or Prime-3 by Moody's; and

         4. Bankers acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Acts limitation on acquiring interests in other investment companies. In order to be able to rely on the staffs interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or

REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

         The Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio also intends to write call options that are not covered for cross-hedging purposes.

         For additional information on the use, risks and costs of options, see Appendix C.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instrumentalities and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio enters into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         PORTFOLIO TURNOVER. Because the Portfolio actively uses trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their funds on a long-term basis. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Portfolio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 400% occurs, for example, when all of the Portfolio's securities are replaced four times in a period of one year. A 400% turnover rate is greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information" below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes;

         11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

              (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

              (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

              (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         16.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

   HIGH-YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus, the Portfolio invests principally in lower-rated fixed-income securities. The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investors standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         The Adviser anticipates that the annual turnover rate in the Portfolio may be in excess of 200% in future years (but is not expected to exceed 250%). An annual rate of 200% occurs, for example, when all of the securities in the Portfolio's investment portfolio are replaced two times in a period of one year.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a when, as and if issued basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts above and Appendix B.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, Government National Mortgage Association ("GNMA") certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities".

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the

Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies- -Illiquid Securities below". If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities; (illiquid securities purchased by the Portfolio may include

(a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, originated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio
(i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

         10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         11. Invest in companies for the purpose of exercising control of management;

         12.  Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

         13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         14.  Effect a short sale of any security;

         15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time is in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1    Invest in securities of any one issuer (including
repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction in the open market;

         9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         10. Invest in other companies for the purchase of exercising control of management;

         11   Purchase securities on margin, borrow money, or
sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

         12.  Underwrite securities issued by other persons;

         13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         14   Purchase or sell commodities or commodity
contracts; or

         15   Issue any securities senior to the capital stock
offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

         The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the

Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         12.  Effect short sales of securities;

         13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         15. Invest in companies for the purpose of exercising management or control; or

         16. Issue senior securities except as permitted by the 1940 Act.

SHORT-TERM MULTI-MARKET PORTFOLIO AND GLOBAL BOND PORTFOLIO

         GENERAL. The objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, the Portfolio invests at least 25% of its net assets in U.S. Dollar-denominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Portfolio fluctuate with changes in interest rates and other market conditions.

         The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement, and should be read in conjunction with, the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated fundamental policies within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information," below. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.
Each Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of, the Short-Term Multi-Market Portfolio's and the Global Bond Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by a Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         PORTFOLIO TURNOVER. Since the Short-Term Multi-Market Portfolio and the Global Bond Portfolio may engage in active trading, their rates of portfolio turnover may be higher than that of many other investment companies. The Portfolio's cannot accurately predict their portfolio turnover rates, but it is anticipated that the annual turnover rate generally will not exceed 500% for the Short-Term Multi Market Portfolio and 400% for the Global Bond Portfolio (excluding turnover of securities having a maturity of one year of less). An annual turnover rate of 400% or 500% occurs, for example, when all of the Portfolio's securities are replaced four or five times, respectively, in a period of one year. A 400% and 500% turnover rate are greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio's.


         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         A Portfolio may not:
         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry (other than, with respect to the Short-Term Multi-Market Portfolio only, the banking industry) except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         5. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         6. Participate on a joint or joint and several basis in any securities trading account;

         7. Invest in companies for the purpose of exercising control;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         10. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, a Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities (Government Securities). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Portfolio utilizes certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P, Duff & Phelps or Fitch or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Portfolio's Adviser actively manages the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities.

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staffs interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the NHA MBS Program) established under the National Housing Act of Canada
(NHA). Certificates issued pursuant to the NHA MBS Program (NHA Mortgage-Related Securities) benefit from the guarantee of the Canada Mortgage and Housing Corporation (CMHC), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the NHA MBS Certificates). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others,
(a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Portfolio will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         For additional information about Canada, Mexico and Argentina, See Appendix D.


_______________________________________________________________

    GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (Sovereign Debt Obligations). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as Brady Bonds, that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio limits its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an emerging market country.

         In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Advisers opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets are invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's investment portfolio consists of debt obligations customarily referred to as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Most Argentine, Brazilian, Dominican (Republic) and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. Thus, at the present time Argentina, Bolivia, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Uruguay and Venezuela are the only countries which have issued Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (Lenders).
The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lenders insolvency, the Lenders servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan.
Because Assignments are arranged through private negotiations


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

between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an


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

issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions".

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write


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

call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus".

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Fund will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced five times in a period of one year. Such high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market


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

liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt
Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuers balance of payments, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt
Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it


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

to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Invest in companies for the purpose of exercising control;

         6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or
(ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the utilities industry. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Advisers evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price


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

for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures



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

contracts, see "North American Government Income Portfolio --
Futures Contracts" and "Options on Futures Contracts", above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio" -- "Forward Foreign Currency Exchange Contracts," above.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).



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

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Portfolio's annual turnover rate will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Portfolio and its shareholders.

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.




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

         Declines in the prices of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES.
Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may


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

tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         INVESTMENT RESTRICTIONS. The following restrictions which are applicable to the Utility Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

         2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

         3. Purchase more than 10% of any class of the voting securities of any one issuer;

         4. Borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; and

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies.

         6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         7. Participate on a joint or joint and several basis in any securities trading account;

         8. Invest in companies for the purpose of exercising control;

         9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         11.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts);
(c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

CONSERVATIVE INVESTORS PORTFOLIO
GROWTH INVESTORS PORTFOLIO
GROWTH PORTFOLIO

         For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the sellers bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security
(b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights. The Portfolios have established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. Each of the Portfolios may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. Each of the Portfolios, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Portfolios generally will not invest more than 15% of its total assets (30% in the case of the Growth Investors Portfolio) in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIOS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Duff & Phelps or Fitch

         The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A description of Moody's, S&Ps, Duff & Phelps and Fitch short-term note ratings is included as Appendix A to the Prospectus.

         ASSET-BACKED SECURITIES. The Conservative Investors Portfolio and the Growth Investors Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobiles Receivables or CARS) and unsecured (such as Credit Care Receivables Securities or CARDS).

         The staff of the Commission is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore they generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

         LENDING OF SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of a Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis.
Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and a Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         A Portfolio enters into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

         OPTIONS. As noted in the Prospectuses, each of the Portfolios may write call and put options and may purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.


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

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such security is not written. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio

         A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a


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

Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Portfolios may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.


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

By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the above Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Portfolios may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of


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

the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES AND RELATED OPTIONS.   Each of the Conservative
Investors Portfolio and the Growth Investors Portfolio may enter into interest rate futures contracts. In addition, each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may enter into stock futures contracts, and each of these Portfolios may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. Each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio generally intends to purchase such securities upon


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

termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if


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

the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, these Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolios may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on
interest rate futures contracts.   In addition, each of the
Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on stock index futures contracts. The Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as Options on Futures Contracts.)

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the


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

Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolios may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios and the Growth Investors Portfolio may enter into forward foreign currency exchange contracts (Forward Contracts) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities


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

denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolios may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolios do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         Each Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

         OPTIONS ON FOREIGN CURRENCIES. Each of the Portfolios may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.



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

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each of the Portfolios may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolios or securities the Portfolios intend to purchase. In the case of futures and options based on an index,


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

the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolios bear the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the


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

extent of any loss suffered by a Portfolio in connection with such transactions.

         If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holders purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.



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

         In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolios enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading


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activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (primary dealers). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectuses. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolio's purchase or sell Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging


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

strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolios.

         The amount of risk a Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.




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

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter


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

contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by a Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the


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

Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when a Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, that Portfolio maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations


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

underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

         When a Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures
Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS. Income earned by a Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by a Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

         No Portfolio will over-hedge, that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts

         Each Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, a Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolios can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess


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

of the Portfolio's book income may be required in order to meet tax requirements.

         FUTURE DEVELOPMENTS. The above discussion relates to each Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         PORTFOLIO TURNOVER. The Adviser manages each Portfolio's portfolio by buying and selling securities to help attain its investment objective. A high portfolio turnover rate will involve greater costs to a Portfolio (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes and Portfolio Transactions" below.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following restrictions, which are applicable to the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, supplement those set for the above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         None of the Portfolios will:

         1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

         2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

         3. Borrow money in excess of lot of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the


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

meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

         4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

         5. Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;

         6. Make loans to other persons except by the purchase of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

         7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

         It is also a fundamental policy of each Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolios but which are not fundamental and are subject to change without shareholder approval.

         None of the Portfolios will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.


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

         (b) Purchase securities on margin, except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of such Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Portfolio will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets except that the Growth Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary


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

brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Portfolio would have more than 5% of its total assets invested in warrants or more than 28 of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Portfolio from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

         Whenever any investment restriction-states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.


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

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuers successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading Description of the Portfolio. Except as otherwise noted, the Portfolio's investment policies described below are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Duff & Phelps, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see "North
American Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.



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         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  For a
discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Advisers most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuers securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the 1933 Act) requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934 (the "1934 Act").

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.


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         PORTFOLIO TURNOVER.  Generally, the Portfolio's policy
with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that


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does not function as well as the enterprises prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large


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

investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In


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

particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number


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

of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes- -General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuers capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating


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

economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, Duff & Phelps and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuers ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, Duff & Phelps and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, Duff & Phelps or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Ratings of fixed-income securities by Moody's, S&P, Duff & Phelps or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P, Duff & Phelps and Fitch bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio


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

did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Worldwide Privatization Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's determination;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at


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

the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made; or

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

9.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.




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

TECHNOLOGY PORTFOLIO

General

         The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income is incidental to the objective of capital growth. However, subject to the limitations referred to under Options below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio invests primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio has at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which are considered in the selection of securities included the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as
(i) actual or potential deterioration of the issuers earning power which the Portfolio believes may adversely affect the price


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

of its securities, (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuers earning power, and
(iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio invests include those whose processes, products or services are anticipated by the Adviser to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhances the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire


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

that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such


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

securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.


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

In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale


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

because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.



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

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         PORTFOLIO TURNOVER. The investment activities described above are likely to result in the Portfolio engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Portfolio will have a higher turnover rate than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Correspondingly heavier brokerage commission expenses can be expected to be borne by the Portfolio. Management anticipates that the Portfolio's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced once in a period of one year.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Technology Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:


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

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or
(c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

         4. Invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

         5. Make short sales of securities or maintain a short position or write put options;

         6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(xiv) listed below;

         7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

         8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

         9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;




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

         10. Participate on a joint or joint and several basis in any securities trading account;

         11. Invest in companies for the purpose of exercising control;

         12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

         14. Borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

         15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

         16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

General

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of


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

capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Portfolio's adviser (the Adviser), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration


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

expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.
If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as


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

an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.


         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a


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

fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Portfolio realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Portfolio's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Portfolio and its shareholders.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to Quasar Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

         2. Invest more than 25% of the value of its total assets in any particular industry;

         3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

         4.   Purchase or sell real estate;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Purchase or sell commodities or commodity contracts;

         8. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         9. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

         10. Except as permitted in connection with short sales of securities or writing of call options, described under the headings Short Sales and Puts and Calls above, pledge, mortgage or hypothecate any of its assets;

         11. Except as permitted in connection with short sales of securities against the box described under the heading

Additional Investment Policies and Practices above, make short sales of securities; or

         12. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

REAL ESTATE INVESTMENT PORTFOLIO

GENERAL

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.

         Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities of real estate investment trusts (REITs) and other real estate industry companies. A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio invests for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (Real Estate Equity Securities).

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property (Mortgage-Backed Securities), such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs) and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk


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Factors Associated with the Real Estate Industry" below for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred
directly by the Portfolio.   The Portfolio may invest up to 5% of
its total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's
Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as


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otherwise noted, the Portfolio's investment policies are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those rating.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as


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the case may be.  To facilitate such transactions, the Fund's custodian maintains, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an


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agreed-upon interest rate which is effective for the period of time the buyers money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendors bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



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

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the


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

security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer);
and (6) any applicable Commission interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities (U.S. Government Securities), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains.
RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

         REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are


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

not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

         MORTGAGED-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Further, the yield characteristics of Mortgage-Backed Securities, such as those in the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal


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

may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

         The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S.
governmental or private lenders and guaranteed by the U.S.
Government or one of its agencies or instrumentalities, including
Ginnie Mae.

         GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in


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

zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

         In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Real Estate Investment Portfolio, supplement the set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b)
U.S. Government securities, or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;



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         4. Purchase or sell real estate, except that it may
purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities;

         5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

         6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue any senior security within the meaning of the 1940 Act;

         11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

         12. (a) Purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities
Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a


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

few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyers money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and
(c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven


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

days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System


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

sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany.

         In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 54, s the President, Chief Operating
Officer and a Director of Alliance Capital Management Corporation
(ACMC),**  with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until 1994. He is currently an independent consultant. His address is P.O. Box
167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

____________________

*      An interested person of the Fund as defined in the 1940
       Act.

**     For purposes of this Statement of Additional Information,
       ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         CLIFFORD L. MICHEL, 59, is a member in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161..

OFFICERS

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 61, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1994.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 54, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1994.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 57, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1994.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 43, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1994.

         ALDEN M. STEWART, SENIOR VICE PRESIDENT, 53, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 56, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         EDWARD BAKER, VICE PRESIDENT, 48, is a Senior Vice President and Chief Investment Officer - Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA, Inc. since prior to 1994.

         THOMAS BARDONG, VICE PRESIDENT, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         STEPHEN BEINHACKER, VICE PRESIDENT, 34, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 46, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1994.

         RUSSEL BRODY, VICE PRESIDENT, 31, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1994.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 41, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.

         PAUL J. DENOON, VICE PRESIDENT, 37, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         DAVID EDGERLY, VICE PRESIDENT, 56, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1994.

         VICKI FULLER, VICE PRESIDENT, 42, has been a Senior Vice
President of ACMC since 1994.  Previously she was Managing
Director of High Yield of Equitable Capital Management
Corporation since prior to 1994.

         RANDALL E. HAASE, SENIOR VICE PRESIDENT, 35, has been a
Vice President of ACMC since 1994. Prior thereto he was associated with ECMC.

         GERALD T. MALONE, VICE PRESIDENT, 45, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 33, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 47, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1994.

         PAUL RISSMAN, VICE PRESIDENT, 42, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         TYLER SMITH, VICE PRESIDENT, 60, is a Senior Vice
President of ACMC, with which he has been associated since July
1994.

         WAYNE C. TAPPE, VICE PRESIDENT, 36, of ACMC, is a Senior
Vice President of ACMC, with which he has been associated since
1994.

         JEAN VAN DE WALLE, VICE PRESIDENT, 40, has been Vice
President of ACMC since prior to 1994.

         EDMUND P. BERGAN, JR., SECRETARY, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Fund Services Inc. ("AFS"), with which he has been associated since prior to 1994.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
48, is a Senior Vice President of AFS, with which he has been associated since prior to 1994.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         THOMAS R. MANLEY, CONTROLLER, 45, has been a Vice
President of ACMC since July 1993. Previously he was associated with ECMC since prior to 1994.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1998 and the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number
                                              of Registered
                                              Investment    Total Number
                                              Companies in  of Investment
                                              the Alliance  Portfolios
                                Total         Fund Complex, in the,
                                Compensation  Including the Alliance Fund
                                from the      Fund, as to   Complex, Including
                                Alliance Fund which the     the Fund, as to
                  Aggregate     Complex,      Director is   which the Director
                  Compensation  Including     a Director    is a Director
Name of Director  From the Fund the Fund      or Trustee    or Trustee

John D. Carifa        $-0-        $-0-            40               114
Ruth Block            $ 3,617     $180,763        36                77
David H. Dievler      $ 3,617     $216,288        42                80
John H. Dobkin        $ 3,617     $185,363        40                91
William H. Foulk, Jr. $ 3,617     $241,003        44               109
Dr. James M. Hester   $ 3,617     $172,913        36                74
Clifford L. Michel    $ 3,617     $187,763        37                90
Donald J. Robinson    $ 3,617     $193,709        40               103


         As of April 12, 1999 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P. ("the Adviser"), a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the Advisory Agreement) to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors (see Management of the Fund in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.6 million shareholder accounts. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong,

Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Investment Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the High-Yield Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The Adviser voluntarily waives fees with respect to and or reimburses expenses of the U/S Government/High Grade Securities Portfolio, High Yield Portfolio, Total Return Portfolio, International Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio              .500%
         Premier Growth Portfolio           1.000%
         Growth and Income Portfolio         .625%
         U.S. Government/High-Grade
           Securities Portfolio              .600%
         High-Yield Portfolio                .750%
         Total Return Portfolio              .625%
         International Portfolio            1.000%
         Short-Term Multi-Market Portfolio   .550%
         Global Bond Portfolio               .650%
         North American Government
           Income Portfolio                  .650%
         Global Dollar Government
           Portfolio                         .750%
         Utility Income Portfolio            .750%
         Conservative Investors
           Portfolio                         .750%
         Growth Investors Portfolio          .750%
         Growth Portfolio                    .750%
         Worldwide Privatization
           Portfolio                        1.000%
         Technology Portfolio               1.000%
         Quasar Portfolio                   1.000%
         Real Estate Investment Portfolio    .900%


         The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                               Fiscal Year End      Amount
           Portfolio             December 31       Received
           --------            --------------      ---------

Money Market Portfolio              1996           $250,603
                                    1997            $345,31
                                    1998           $471,768

Premier Growth Portfolio            1996           $445,415
                                    1997          $2,398,742
                                    1998          $7,594,041

Growth and Income Portfolio         1996           $504,313
                                    1997          $1,180,305
                                    1998          $1,937,421

U.S. Government/High Grade          1996           $132,023
  Securities Portfolio              1997           $189,543
                                    1998           $267,850

High Yield Portfolio                1997*            $-0-
                                    1998            $48,893

Total Return Portfolio              1996            $78,063
                                    1997           $208,618
                                    1998           $314,393

International Portfolio             1996            $12,587
                                    1997           $293,261
                                    1998           $375,891

Short-Term Multi-Market Portfolio   1996             $-0-
                                    1997            $5,553
                                    1998             $-0-

Global Bond Portfolio               1996            $66,976
                                    1997           $108,709
                                    1998           $164,523

North American Government Income    1996            $21,264
  Portfolio                         1997           $139,842
                                    1998           $173,271

Global Dollar Government Portfolio  1996             $-0-
                                    1997            $52,644
                                    1998            $53,253

Utility Income Portfolio            1996            $21,431
                                    1997           $100,662
                                    1998            $90,683

Conservative Investors Portfolio    1996            $46,778
                                    1997            $94,774
                                    1998           $159,340

Growth Investors Portfolio          1996             $-0-
                                    1997             $-0-
                                    1998            $1,957

Growth Portfolio                    1996           $656,813
                                    1997          $1,393,231
                                    1998          $2,045,409

Worldwide Privatization Portfolio   1996            $11,158
                                    1997           $129,108
                                    1998           $113,224

Technology Portfolio                1996*           $40,218
                                    1997           $392,622
                                    1998           $664,006

Quasar Portfolio                    1996*            $-0-
                                    1997           $199,096
                                    1998           $489,330

Real Estate Investment Portfolio    1997*            $-0-
                                    1998          $12,111

   *  Date of commencement of operations:

High Yield Portfolio              October 27, 1997
Technology Portfolio              January 11, 1996
Quasar Portfolio                  August 15, 1996
Real Estate Investment Portfolio  January 9, 1997

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income

Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

SUB-ADVISER TO THE GLOBAL BOND PORTFOLIO

         The Adviser has retained under a sub-advisory agreement (the Sub-Advisory Agreement) a sub-adviser, AIGAM International Limited (the Sub-Adviser), an indirect, majority owned subsidiary of American International Group, Inc., a major international financial service company, to provide research and management services to the Global Bond Portfolio. The Sub-Adviser may, from time to time, direct transactions for its investment accounts which result in the purchase or sale of a particular security by its investment accounts simultaneously with the recommendation by the Sub-Adviser to the Global Bond Portfolio to purchase or sell such security. If transactions on behalf of such investment accounts increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price for the Portfolio. In 1994 the Sub-Advisor changed its name from Dempsey & Company International Limited, which was founded in 1988. For its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser receives from the Adviser a monthly fee at the annual rate of .40 of 1% of the Portfolio's average daily net asset value. The fee is accrued daily and payable in arrears for services performed during each calendar month within fifteen days following the end of such month.

         The Sub-Advisory Agreement is terminable without penalty on 60 days written notice to the Sub-Adviser by a vote of the holders of a majority of the Global Bond Portfolios outstanding voting securities or by the Directors or by the Adviser, or by the Sub-Adviser on 60 days written notice to the Adviser and the Portfolio, and will automatically terminate in the event of its assignment or of the assignment of the Investment Advisory Agreement. The Sub-Advisory Agreement provides that in the


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

absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of the Sub-Advisers obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Sub-Advisory Agreement became effective on July 22,
1992. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Sub-
Advisory Agreement.

         The Sub-Advisory Agreement provides that it shall remain in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Global Bond Portfolio, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons as defined by the 1940 Act. Most recently, continuance of the Sub-Advisory Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliances expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBRE in August of 1997 acquired Koll Management Services, which previously provided these consulting services to Alliance). In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBRE provides access to its proprietary


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

model, REIT-Score, that analyzes the approximately 18,000 individual properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. CBRE has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBREs REIT-Score model.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.


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

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         A. With respect to the Premier Growth Portfolio and the Real Estate Investment Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures.

Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter but excluding securities traded on The Nasdaq Stock Market, Inc., are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the New York Stock Exchange ("the Exchange") is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         B.  With respect to the Growth & Income Portfolio,
International Portfolio, Utility Income Portfolio, Conservative
Investors Portfolio, Growth Investors Portfolio, Growth
Portfolio, Worldwide Privatization Portfolio, Technology
Portfolio and Quasar Portfolio the per share net asset value is


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

computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         C. With respect to the U.S. Government/High Grade Securities Portfolio and the Total Return Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the

Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer, unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked prices obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         D. With respect to the High-Yield Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio and Global Dollar Government Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors of the Portfolio deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to


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

maturity if their original term to maturity exceeded 60 days
(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by



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

order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         E. The Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the

Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

         The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser, the Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Brokerage commission paid for the fiscal year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,$287,449, $41,894, $23,162,
$28,063, $10,847 and $12,207 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1996. Brokerage commission paid for the fiscal year ended December 31, 1997 on securities transactions amounted to $377,288, $409,972, $355,055, $48,588,
$14,332, $272,666, $110,817, $33,041, $43,551, $35,250, $231,416
and $26,891 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, and the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1997. Brokerage commissions paid for the fiscal year ended December 31, 1998 on securities transactions amounted to $28,738, $33,108, $58,946, $569,205, $390,366,

$331,720, $669,538, $216,969, $37,237, $77,542, $17,833 and
$203,374 with respect to the Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the Growth and Income Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, respectively. During the fiscal years ended December 31, 1996, 1997 and 1998 $-0-, $820*** and $12,800**** in brokerage commissions were paid to Donaldson, Lufkin & Jenrette Securities Corporation and no brokerage commissions were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election
____________________

***    Paid by the Growth Portfolio.

****      $250 paid by the Growth Portfolio, $11,950 paid by the
       Premier Growth Portfolio, $600 paid by the Quasar
       Portfolio.

with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio.
If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940 Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of each outstanding Portfolio of the Fund as of April 12, 1999 consisted of the following numbers of Class A common stock: Money Market Portfolio, 138,410,250; Premier Growth Portfolio, 46,749,463; Growth and Income Portfolio, 18,345,012; U.S. Government/High Grade Securities Portfolio, 5,239,105; International Portfolio, 3,870,966; Total Return Portfolio, 3,467,221; Short-Term Multi-Market Portfolio, 690,282; Global Bond Portfolio, 3,334,807; North American Government Income Portfolio, 2,322,947; Global Dollar Government Portfolio, 849,584; Utility Income Portfolio, 1,877,041; Conservative Investors Portfolio, 2,585,908; Growth Investors Portfolio, 1,196,970; Growth Portfolio, 12,131,533; Worldwide Privatization Portfolio, 2,779,723; Technology Portfolio, 7,619,757; Quasar Portfolio, 7,830,544; Real Estate Investment Portfolio, 1,765,602; and High-Yield Portfolio, 1,940,459. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A shares of the Fund's Portfolios as of April 12, 1999.

                                                    NUMBER OF    % OF
                                                    CLASS A      CLASS A
PORTFOLIO          NAME AND ADDRESS                 SHARES       SHARES

Money Market       AIG Life Insurance             101,084,844      73%
                   Company ("AIG")
                   One ALICO Plaza
                   600 N. King Street
                   Wilmington, DE 19801

                   American International          18,576,306      13%
                   Life Assurance Company
                   of New York ("American")
                   80 Pine Street
                   New York, NY  10005

                   Fortis Financial Group          17,467,832      12%
                   ("Fortis")
                   P.O. Box 64284
                   St. Paul, MN 55164

Premier Growth     AIG                             12,613,817      27%

Growth and Income  AIG                             14,351,830      78%

                   American                         2,869,967      15%

U.S. Government/   AIG                              4,298,694      82%
High Grade
                   American                           776,390      15%

Total Return       AIG                              2,767,222      79%

                   American                           528,592      15%

International      AIG                              2,995,118      77%

                   American                           613,930      16%

Short-Term         American                           101,745      15%
Multi-Market
                   AIG                                518,468      75%


Global Bond        American                           193,755       6%

                   AIG                                778,885      23%

                   National Union Fire                751,853      23%
                     Insurance Co.
                   c/o American

                   Attn:  Bill Tucker
                   80 Pine Street
                   New York, NY 10005

                   Keyport Life                     1,587,139      47%
                   Insurance Co.
                   125 High Street
                   Boston, MA 02110

North American     AIG                              1,770,106      76%
Government Income
                   American                           542,922      23%

Global Dollar      AIG                                657,842      77%
Government
                   American                           147,701      17%

                   Skandia                             44,038       5%

Utility Income     AIG                              1,478,691      78%

                   American                           357,357      19%

Conservative       AIG                              1,948,168      75%
Investors
                   American                           557,392      21%

Growth Investors   AIG                                898,178      75%

                   American                           224,504      18%

                   Skandia                             74,286       6%

Growth             AIG                             10,048,180      82%

                   American                         1,861,123      15%

Worldwide          AIG                              2,211,916      79%
Privatization
                   American                           501,137      18%

Technology         AIG                              6,569,573      86%

                   American                         1,050,180      13%

Quasar             AIG                              5,631,895      72%

                   American                           857,839      11%

                   Merrill Lynch                    1,340,805      17%

Real Estate        AIG                              1,240,717      70%

                   American                           189,397      11%

                   COVA                               299,952      17%
                   1 Tower Lane
                   Suite 3000
                   Oakbrook Terrace, IL  60181


CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

   YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

         The Money Market Portfolio's yield on its Class A shares for the seven days ended December 31, 1998 was 4.48%. The U.S. Government/High Grade Securities Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 4.90%. The Short-Term Multi-Market Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 5.09%. The Global Bond Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 4.82%. The North American Government Income Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 7.67%. The Global Dollar Government Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 11.08%. The High-Yield Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 10.68%.

         The average annual total return based on net asset value for each Portfolio's Class A shares for the one-, five-, and ten-year periods ended December 31, 1998 (or since inception through that date, as noted) was as follows:

                                    12 Months
                                      Ended     5 Years Ended 10 Years Ended
                                    12/31/98       12/31/98      12/31/98

Premier Growth Portfolio               47.97%       27.85%       25.42%*
Growth and Income Portfolio            20.89%       21.19%       16.01%*
U.S. Government/High Grade
  Securities Portfolio                  8.22%        6.66%        6.55%*
High-Yield Portfolio                   (3.69)%       (.43)%*         N/A
Total Return Portfolio                 16.99%       14.20%       13.41%*
International Portfolio                13.02%        7.98%       10.12%*
Short-Term Multi-Market Portfolio       6.32%        3.99%        4.28%*
Global Bond Portfolio                  14.12%        7.62%        8.72%*
North American Government Portfolio     4.07%        8.45%*          N/A
Global Dollar Portfolio               (21.71)%       6.47%*          N/A
Utility Income Portfolio               23.91%       16.48%*          N/A
Conservative Investors Portfolio       14.20%       11.11%*          N/A
Growth Investors Portfolio             23.68%       15.84%*          N/A
Growth Portfolio                       28.73%       29.73%*          N/A
Worldwide Privatization Portfolio      10.83%       12.10%*          N/A
Technology Portfolio                   63.79%       24.68%*          N/A
Quasar Portfolio                       (4.49)%       8.05%*          N/A
Real Estate Investment Portfolio      (19.07)%       (.06)%*         N/A

* Inception Dates

Premier Growth Portfolio               June 26, 1992
Growth and Income Portfolio            January 14, 1991
U.S. Government/High Grade
  Securities Portfolio                 September 17, 1992
High-Yield Portfolio                   October 27, 1997
Total Return Portfolio                 December 28, 1992
International Portfolio                December 28, 1992
Short-Term Multi-Market Portfolio      November 28, 1990
Global Bond Portfolio                  July 15, 1991
North American Government Portfolio    May 3, 1994
Global Dollar Portfolio                May 2, 1994
Utility Income Portfolio               May 10, 1994
Conservative Investors Portfolio       October 28, 1994
Growth Investors Portfolio             October 28, 1994
Growth Portfolio                       September 15, 1994
Worldwide Privatization Portfolio      September 23, 1994
Technology Portfolio                   January 11, 1996
Quasar Portfolio                       August 15, 1996
Real Estate Investment Portfolio       January 9, 1997

_________________________________________________________________

           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_________________________________________________________________

                           APPENDIX A


         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus [5~producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter.

In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                           APPENDIX C

                             OPTIONS


         Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading Other Investment Policies and Techniques -- Options.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

________________________________________________________________

            APPENDIX D:  ADDITIONAL INFORMATION ABOUT
   THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government or Argentine Government Securities.

_______________________________________________________________

       ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_______________________________________________________________

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in

May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, deregulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

         Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party now holds 418 of the 659 seats in the House of Commons. The next general election is required by law to occur no later than May 2002.

ECONOMY

         The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.0% in real growth domestic product ("GDP") terms from 1950 through 1973; from 1973 through 1981 growth slowed to an annual average of 0.7%; from 1982 through 1988 annual growth recovered to 3.6%; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 4.4% in 1994, 2.8% in 1995, 2.6% in 1996, 3.5% in 1997 and 2.3% in 1998. The government has forecast a GDP growth rate of 1.0% to 1.5% for 1999.

         The United Kingdom's economy experienced a significant level of inflation in the 1980s and early 1990s. Since then, inflation has moderated, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments) from 1993 to 1997.
The level of inflation during 1998 met the government's target rate of 2.5% and is expected to meet the same target rate in 1999.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 21.8% of GDP in 1995 compared with 36.5% in 1960. The long-term decline in manufacturing's share of GDP accelerated during the 1980-1981 recession. In those two years, manufacturing output and employment each fell by approximately 14%. The United Kingdom's traditional manufacturing industries of steel, shipbuilding and textiles have not remained competitive in the international marketplace. Since 1983, the United Kingdom has been a net importer of manufactured goods for the first time since the industrial revolution.

         As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Despite this development and the fact that between the fourth quarter of 1988 and the fourth quarter of 1993 more than 900,000 manufacturing jobs were lost, until 1995 the manufacturing sector remained the biggest single source of jobs. By 1995, however, the manufacturing sector, while still accounting for 8% of jobs, was no longer the biggest single source. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to 4.86% in December 1998.

         Foreign trade remains an important part of the United Kingdom's economy. In 1997, exports of goods represented 31.2% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. Machinery and transport equipment accounted for 41.0% of imports in the first five months of 1998 compared to 20.4% in 1975 and for 51.6% of exports in the first five months of 1998 compared to 42.3% in 1975. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1997, the other members of the European

Union accounted for 55.3% of all exports and 53.2% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 1997, the United Kingdoms largest trading partners with respect to imports and exports were the United States and Germany, respectively.

         Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which continued through 1996. The balance of payments moved into surplus in 1997 for the first time in over a decade. Although the balance of payments returned to a deficit during the first two quarters of 1998, it moved into surplus again during the last two quarters, resulting in an overall surplus for 1998.

         With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries scheduled to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom meets the EMUs eligibility criteria, the government has announced that it would not take any action before a referendum is held after the next general election. In January 1999, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for possibly joining the EMU at a later date.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

         The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit. On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.7066 and DM2.91, respectively.

THE LONDON STOCK EXCHANGE

         The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. At the end of 1997, foreign equities constituted approximately 59% and United Kingdom equities constituted approximately 41% of the market value of all LSE listed and quoted equity securities. Currently, the LSE is the world's second largest in terms of market value, the New York Stock Exchange being the largest.

         The LSE developed as demand for capital increased with the advent of the industrial revolution. By 1965, regional exchanges had banded together to form the Federation of Stock Exchanges. In 1973, the Irish Stock Exchange based in Dublin and the London Stock Exchange merged, thereby creating a unified exchange. On December 8, 1995, pursuant to a European Union directive requiring its members to regulate stock exchanges in their own countries, the Dublin Stock Exchange separated from the LSE and became independent.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 1997, 308 companies with an aggregate
market value of 5.7 billion Pounds were traded on AIM.   As of
December 31, 1997, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE.

         In 1979, the abolition of foreign exchange controls made it easier for United Kingdom savings institutions to invest money overseas in non-United Kingdom securities. As a result, the LSE's members were exposed for the first time to competition from overseas brokers. The international competition and government pressure led the LSE to institute major reforms. Deregulation of the LSE, culminating on October 27, 1986 in what is commonly referred to as "Big Bang", involved the introduction of negotiated commissions on securities transactions, the elimination of the system that had maintained a distinction between brokers and marketmakers, ownership of member firms by outside entities and the transfer of voting rights from individual members to member firms.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still must address numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading.

         Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 1997, the five largest industry sectors by turnover among domestic securities were banking with 15.2% of the aggregate market value of domestic market securities, pharmaceuticals with 8.7%, oil with 7.5%, telecommunications with 5.4% and retailing with 5.1%. In 1997, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 15.4% of the aggregate market value of listed and SEAQ International quoted securities, Germany with 11.8%, Japan with 11.2%, Switzerland with 10.0% and The Netherlands with 9.3%.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 1997, 280.3 billion domestic shares and 297.1 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively in 1991. At the end of 1997, the market value of listed domestic companies and foreign companies increased to 1,251.4 billion Pounds and 2,429.1 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6513.10 on April 13, 1999.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

         On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The consolidation of the SROs into the FSA, which is more complex and more controversial, will not be implemented before the end of 1999.

         The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states were given until January 1, 1996 to implement the ISD. As of October 1998, all member states, including the United Kingdom, had implemented the ISD, with the exception of Luxembourg, which is in the process of doing so.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

________________________________________________________________

               ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993.
Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and is maintaining a majority in the House of Representatives as individual members have joined the ruling party. By 1998 the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On
January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. The next general election (House of Representatives) is required by law to occur no later than the end of 2000.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 4.1%, respectively. In 1997, Japan's real GDP growth rate fell to 0.9%. In 1998, Japan's real GDP contracted by 2.8%, marking five consecutive quarters in which Japan experienced a negative real GDP growth rate, resulting in the longest contraction of the economy since the Japanese government began compiling such data in 1955. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995, 0.1% in 1996, 1.7% in 1997 and 0.7% in 1998.
Private consumer demand has slowed due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997. Unemployment is at its highest level since the end of World War II, rising to 4.6% in February 1999, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998 the overall trade surplus increased approximately 8% from 1997. Exports decreased to a total of $386 billion, down 6% from 1997, and imports decreased to a total of $276 billion, down 10%
from 1997.   Both imports and exports are expected to continue
their decline in 1999, with the overall trade surplus continuing on its upward course, but at a slower pace. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes. In 1997 and again in 1998, the government announced additional stimulus packages that included increased public works spending and tax cuts. These measures have also been unsuccessful in stimulating Japan's economy. In October 1998, Prime Minister Obuchi instructed his cabinet to prepare another emergency economic stimulus plan calling for even more public spending and further tax cuts. The plan, which was finalized in November 1998 and approved by the legislature in March 1999, will lower personal income taxes by 20% and bring the corporate tax structure more in line with other industralized nations, as well as increase government spending by 5.4% and provide $85.2 billion for new public works program.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the

Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws will make $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On
December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. In March 1999, 15 Japanese banks applied for, and are expected to receive, a share of the $64 billion in public funds earmarked for replenishing the capital of Japanese banks. It is unclear whether these laws will achieve their intended effect. In addition to bad domestic loans, Japanese banks also have significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, deregulation of fees on large transactions and allowing banks to sell mutual funds. Other reforms that are scheduled to be implemented include eliminating fixed brokerage commissions on all stock trades (by the end of 1999) and allowing trust bank subsidiaries of brokerage firms to manage pension funds (by
2000). While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which included tax cuts and public spending. As discussed above, there have been several additional programs of public spending and tax cuts.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997 and 1998 were 108.8, 121.0 and 130.99, respectively.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.8% of the share trading volume and for about 98.0% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1998. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1998. Trading volume and the value of foreign stocks are not included.

           All Exchanges             TOKYO                 OSAKA                NAGOYA
         VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE
         _______    ______     ______     _____      _______    ______     _______    _____

1998     139,757    124,102    123,198     97,392    12,836     20,532     3,367       5,986
1997     130,657    151,445    107,566    108,500    15,407     27,024     6,098      12,758
1996     126,496    136,170    101,170    101,893    20,783     27,280     4,104       5,391
1995     120,149    115,840     92,034     83,564    21,094     24,719     5,060       5,462
1994     105,937    114,622     84,514     87,356    14,904     19,349     4,720       5,780
1993     101,173    106,123     86,935     86,889    10,440     14,635     2,780       3,459
1992      82,563     80,456     66,408     60,110    12,069     15,575     3,300       3,876
1991     107,844    134,160     93,606    110,897    10,998     18,723     2,479       3,586
1990     145,837    231,837    123,099    186,667    17,187     35,813     4,323       7,301
1989     256,296    386,395    222,599    332,617    25,096     41,679     7,263      10,395

Source:  The Tokyo Stock Exchange 1994, 1995, 1996, 1997 and 1998 Fact Books and December 1998
Monthly Statistics Report.

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1998, the TSE accounted for 97.7% of the market value and 88.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 50 (out of 1,897 total companies listed on the TSE) non-Japanese companies at the end of February 1999. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1997, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 15.83% of all domestic stocks listed on the TSE; electric appliances, with 133 companies representing 15.06% of all domestic stocks so listed; and transportation equipment with 61 companies representing 10.99% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were 128,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394,298 million Yen and aggregate year-end market value decreased to 275,181 billion Yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On April 15, 1999 the TOPIX closed at 1337.93.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open foreign exchange accounts at banks and any company or individual is permitted to engage in foreign exchange activities without prior government approval.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

________________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
________________________________________________________________

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New

Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. The next general election is required by law to occur no later than June 2002. Mr. Chretien may face pressure to step down before then, however, if his popularity, which has been dropping, erodes significantly.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti liberal won 48 seats. It is unclear whether or not Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. It is expected that Quebec's position within Canada will continue to be a matter of political debate.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere.

         The trade sector is an important factor in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. In 1997, however, the trade surplus was reduced as the rate of import growth almost doubled the rate of export growth. The trade surplus continued to shrink in 1998 with exports decreasing by 3.1% and imports increasing by 1.4%.

Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively of gross domestic product ("GDP"). On October 24, 1998 the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. While the government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

         In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets, and, with the exception of Quebec which predicts small deficits until the fiscal year 2000-01, the provinces have achieved their goals. While Ontario and Quebec have not yet balanced their budgets, both have made significant progress and it is anticipated that both provinces will achieve their plans to eliminate their budget deficits by fiscal year 2000-01.

         Canada's real GDP growth rate slipped to 2.6% in 1995 and 1.2% in 1996 from 4.7% in 1994. In 1997 and 1998, real GDP grew 3.8% and 2.8%, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. On April 15, 1999, the Canadian Dollar was 0.672 against the U.S. Dollar. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998, and to 5.25% on November 18, 1998, following rate cuts by the U.S. Federal Reserve on those dates. On March 11, 1999 the

Bank Rate was lowered to 5%, thus reversing the 1% increase implemented on August 27, 1998.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. Dollars for one Canadian Dollar as certified by the Federal Reserve Bank of New York:

                                           Buying Rate in
                                           U.S. Dollars

         1981                                  0.83
         1982                                  0.81
         1983                                  0.81
         1984                                  0.77
         1985                                  0.73
         1986                                  0.72
         1987                                  0.75
         1988                                  0.81
         1989                                  0.84
         1990                                  0.86
         1991                                  0.87
         1992                                  0.83
         1993                                  0.78
         1994                                  0.73
         1995                                  0.73
         1996                                  0.73
         1997                                  0.72
         1998                                  0.67
         1999
           January                             0.66
           February                            0.67
           March                               0.66

Source:  Federal Reserve Statistical Releases.

         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the core Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1998, and for the first two months of 1999 (annualized).

                                    National Consumer
                                       Price Index
                                    _________________

         1981 . . . . . . . . . . . . . . . 12.4%
         1982 . . . . . . . . . . . . . . . 10.9
         1983 . . . . . . . . . . . . . . .  5.7
         1984 . . . . . . . . . . . . . . .  4.4
         1985 . . . . . . . . . . . . . . .  3.9
         1986 . . . . . . . . . . . . . . .  4.2
         1987 . . . . . . . . . . . . . . .  4.4
         1988 . . . . . . . . . . . . . . .  4.0
         1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.1
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . .  1.6
         1998 . . . . . . . . . . . . . . .  1.2
         1999
           January  . . . . . . . . . . . .  1.0
           February . . . . . . . . . . . .  0.9

Source:  BANK OF CANADA REVIEW Winter 1996-1997; BANK OF CANADA
WEEKLY FINANCIAL STATISTICS.

         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1981 through 1998, at current and constant prices.

                             Gross Domestic   Change from
             Gross Domestic  Product at       Prior Year at
             Product         Constant 1992  Constant Prices
             _____________   Prices________   _______________

             (millions of Canadian Dollars)        (%)

1981          360,484       551,305         3.0%
1982          379,734       535,113        (2.9)
1983          411,160       549,843         2.8
1984          449,249       581,038         5.7
1985          485,139       612,416         5.4
1986          511,796       628,575         2.6
1987          558,106       654,360         4.1
1988          611,785       686,176         4.9
1989          656,190       703,577         2.5
1990          678,135       705,464        0.3
1991          683,239       692,247        (1.9)
1992          698,544       698,544         0.9
1993          724,960       714,583         2.3
1994          767,506       748,350         4.7
1995          806,778       767,913         2.6
1996          828,987       777,167         1.2
1997          866,252       806,737         3.8
1998          888,390              830,828                2.8

Source:  BANK OF CANADA REVIEW Winter 1998-1999, STATISTICS
CANADA.

YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the yields on 3-month and 6-month
Government of Canada Treasury bills and 5-year and 10-year Canada
Benchmark Bonds from January 1995 through March 1999.

                   Treasury Bills          Benchmark Bonds
1995            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           8.10       8.47         9.18       9.34
February          8.11       8.15         8.46       8.76
March             8.29       8.35         8.23       8.57
April             7.87       7.87         7.93       8.31
May               7.40       7.36         7.41       7.88
June              6.73       6.65         7.33       7.81
July              6.65       6.87         7.79       8.27
August            6.34       6.62         7.58       8.00
September         6.58       6.80         7.54       7.89
October           7.16       7.21         7.54       7.86
November          5.83       5.87         6.74       7.19
December          5.54       5.64         6.64       7.11

                   Treasury Bills          Benchmark Bonds
1996            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           5.12       5.20         6.33       7.01
February          5.21       5.38         6.87       7.53
March             5.02       5.25         7.02       7.64
April             4.78       4.97         7.09       7.76
May               4.68       4.88         7.01       7.72
June              4.70       4.94         7.05       7.77
July              4.39       4.75         6.96       7.62
August            4.02       4.32         6.60       7.34
September         3.86       4.13         6.28       7.16
October           3.17       3.33         5.59       6.47
November          2.73       2.89         5.10       6.05
December          2.85       3.24         5.44       6.37

                   Treasury Bills          Benchmark Bonds
1997            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           2.87       3.21         5.67       6.65
February          2.91       3.17         5.44       6.38
March             3.14       3.45         5.75       6.59
April             3.14       3.55         5.92       6.68
May               2.99       3.39         5.86       6.65
June              2.86       3.19         5.32       6.14
July              3.29       3.62         5.18       5.80
August            3.11       3.68         5.36       6.06
September         2.86       3.49         5.17       5.70
October           3.59       3.82         4.99       5.49
November          3.67       4.11         5.17       5.56
December          3.99       4.56         5.34       5.61

                   Treasury Bills          Benchmark Bonds
1998            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           4.10       4.42         5.09       5.41
February          4.57       4.84         5.26       5.47
March             4.59       4.70         5.11       5.34
April             4.85       4.97         5.32       5.49
May               4.75       4.97         5.21       5.34
June              4.87       5.04         5.28       5.35
July              4.94       5.13         5.42       5.47
August            4.91       5.25         5.62       5.67
September         4.91       5.03         4.78       4.95
October           4.74       4.79         4.69       5.00
November          4.82       4.93         5.03       5.18
December          4.70       4.76         4.76       4.89

                   Treasury Bills          Benchmark Bonds
1999            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           4.68       4.76         4.76       4.89
February          4.87       4.97         5.22       5.26
March             4.63       4.73         4.95       5.05

Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") has long been the dominant political party in Mexico, although its dominance has been weakened in recent years. Since 1929 the PRI has won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with

16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on
July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. In the Senate, the PRI retained its overall majority but lost the two-thirds majority important in constitutional amendments. The PRI also failed to win the election for mayor of Mexico City. The PRI was successful, however, in 7 of the 10 state governorship elections held in 1998. The next general elections are required by law to occur in 2000 (congressional and presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996, but further negotiations between the government and the insurgents were unsuccessful.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         On December 22, 1997, a violent incident occurred in the municipality of Chenalho, Chiapas that resulted in the death of 45 civilians, mostly women and children. This incident strengthened the resolve of the Government to negotiate peace in Chiapas and toward that end the Government adopted a new peace plan. The goals of the new peace plan include (a) reinitiating an intense dialogue among the federal and state governments, political parties and insurgent groups, (b) formulating a legal framework that respects Mexico's multicultural heritage and includes the indigenous population in the social and economic development of Mexico, (c) achieving the disarmament of all non-governmental groups, (d) continuing the investigation of the Chenalho incident, and (e) restructuring the Chiapas state police. It is unclear whether the government's new peace plan will achieve its desired effect. On October 4, 1998 there were elections in the State of Chiapas that, unlike recent elections, were without violence and were relatively free of controversy. Nonetheless, negotiations between the government and insurgent groups continue to be stalemated and the conflict is expected to be an electoral issue in the 2000 presidential campaign.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high Government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico began trade negotiations in July 1998 with the European Union for a trade agreement; a second round of talks occurred in January 1999. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the Government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the Government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the Government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $6.6 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.450 billion, respectively, as compared with a deficit of $1.576 billion in 1995. During 1998, Mexico's current account balance registered an estimated deficit of $13.6 billion.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1998, Mexico's international reserves amounted to $30.1 billion. On December 31, 1997, Mexico's international reserves amounted to $28 billion, as compared to $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995, $6.1 billion at December 31, 1994 and
$24.5 billion at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996, 7.0% for 1997 and 4.6% for 1998. The Government has predicted a growth rate of 3% in 1999. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1998.

                    Free Market Rate   Controlled Rate
                    ________________   _______________

                    End of             End of
                    Period    Average  Period        Average
                    ______    ________ _______       _______

1981. . . . . . .      26        24       --           --
1982. . . . . . .     148        57       96            57
1983. . . . . . .     161       150      143           120
1984. . . . . . .     210       185      192           167
1985. . . . . . .     447       310      371           256
1986. . . . . . .     915       637      923           611
1987. . . . . . .   2.209     1.378    2.198         1.366
1988. . . . . . .   2.281     2.273    2.257         2.250
1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --

1994. . . . . . .   5.325     3.222      --            --
1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.598      --            --
1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.901     9.152      --            --

* Through November 10, 1991.

Source:  Banco de Mexico; Federal Reserve Statistical Releases.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, however, inflation rose to 18.6%, well over the Government's target of 12%.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1998.

                                            Annual
                                            Increases in
                                            National Consumer
                                            Price Index
                                            _________________

         1981.............................     28.7%
         1982.............................     98.9
         1983.............................     80.8
         1984.............................     59.2
         1985.............................     63.7
         1986.............................    105.7
         1987.............................    159.2
         1988.............................     51.7
         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1998 at current and constant prices.

                       Gross       Gross              Change
                       Domestic    Domestic           from Prior
                       Product     Product at         Year at
                       at Current  Constant           Constant
                       Prices      1993 Prices(1)     Prices
                       __________  ___________        __________
                       (millions of Argentine Pesos)  (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,294,152           5.2
         1997(2) . .   3,187,441      1,384,825           7.0
         1998(2) . .   3,798,000      N/A                 4.6

(1) Constant peso with purchasing power at December 31, 1993, expressed in pesos.
(2)  Preliminary.

Source: Banco de Mexico; Mexico's National Statistics, Geography and Informatics Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below. The government announced plans in late 1997 to issue medium-term CETES for the first time in 1998.

                   Average CETES and Interest Rates
                  _________________________________

                      28-Day  91-Day
                      CETES   CETES  CPP     TIIP       TIIE
                      _____   _____  _____   _____      _____

1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:
         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:
         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____

1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.8   17.2    20.6       20.6
         July-Dec.    30.7    32.5   25.0    32.9       33.1

(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of
2.8 million square kilometers (1.1 million square miles)
(3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately 34.6 million.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban. During the period 1980-1990, Argentina's population grew at a 1.4% average annual rate. In the 1990-1995 period, Argentina's population grew at a 1.2% average annual rate.

Government

         The current Argentine federal constitution (the "Constitution"), was promulgated on August 24, 1994 and became effective immediately. The Constitution retains the basic principles of the Constitution first established in 1853. The Constitution provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The next election for the Presidency is required by law to occur no later than October 1999. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats which are allocated according to each province's population. Representatives are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). In addition, in 1994 Argentina's two largest political parties entered into an agreement whereby future Supreme Court justices will be selected from a list of nominees mutually agreed upon by both parties.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The two largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 26, 1997 Congressional elections, the PJ held 119 seats and the UCR and others held 138 seats in the Chamber of Deputies.

         Since the 1930's, Argentina's political parties have had difficulty in resolving the inter-group conflicts that arose out of the Great Depression, the deepening social divisions that occurred under the Peron Government and the economic stagnation of the past several decades. As a result, the military intervened in the political process on several occasions and ruled the country for 22 of the past 69 years. Poor economic management by the military and the loss of a brief war with the United Kingdom over the Malvinas (Falkland) Islands led in 1983 to the end of the most recent military government, which had ruled the country since 1976.

         Four military uprisings have occurred since 1983, the most recent in December 1990. The uprisings, which were led by a small group of officers, failed due to a lack of support from the public and the military as a whole.

         Since 1983, Argentina has had two successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The current president, Carlos Menem, won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis.

         President Menem, the leader of the PJ, was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, President Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. President Menem won reelection in May 1995, but his popularity has declined since then as the government has faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. In the October 26, 1997 Congressional elections, the PJ lost 12 seats in the lower house, leaving it with 119 of the 257 seats, far short of its pre-election majority. Although President Menem had planned to seek a third term (which would have required a constitutional amendment), in July 1998 he announced that he would not do so, thus sparing Argentina from political turmoil as it approaches the 1999 elections.

         As President Menem's second term in office approaches its end, Argentina looks ahead to the presidential election in October 1999. As of early April 1999, President Menem's party, the PJ, had not yet nominated a presidential candidate. The PJ's opposition, the UCR and its partner, Alianza por el Trabajo, la Justicia y la Produccion, has formally commenced campaigning for its presidential candidate, Fernando de la Rua.

         Argentina has diplomatic relations with more than 135 countries. It is a charter member of the United Nations and a founding member of the Organization of American States. It is also a member of the IMF and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT).

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Peso. Under the Government's medium-term program with the IMF, the Government has agreed to maintain the present fixed exchange rate of one peso
per dollar.   Due to the ease of convertibility between the peso
and the dollar as a result of the Government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining peso-dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 4.4% in 1995, it has increased every year since then: 4.8% in 1996, 8.6% in 1997 and an estimated 4.2% in 1998. The decline in the rate of GDP growth in 1998 was largely a consequence of the Russian default on its financial commitments and the financial instability in Asia and Brazil during the third and fourth quarters, when the GDP grew by 2.9% and an estimated 0.5%, respectively.

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the Government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In late 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. The process of deregulation and liberalization is continuing through the privatization process, the proposed reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina attracting interested investors from Asia, Europe, North America and Latin America.
The Government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the Government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. In July 1997, the postal service was privatized and on February 11, 1998, the Government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

         In January 1999, the Government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited to participate. The only bidder was the Spanish company Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale will be channeled to the Provincial Development Trust Fund. The Government has not decided whether the sale of an additional 5.4% will be similarly made en bloc or whether it will be sold to retail investors on the stock market. The Government will retain one "golden share" granting it veto power over any strategic decisions.

         Also in January 1999, the Government sold the first tranche of 25% in Banco Hipotecario National, the national mortgage bank, which raised $260 million. The proceeds were to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Trust Fund.
The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range of exchange rates is not necessarily indicative of future rates. Future rates of exchange cannot be predicted.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                            Free Rate

         1990 . . . . . . . . . . . .        .5590
         1991 . . . . . . . . . . . .        .9990
         1992 . . . . . . . . . . . .        .9990
         1993 . . . . . . . . . . . .        .9990
         1994 . . . . . . . . . . . .       1.0
         1995 . . . . . . . . . . . .       1.0
         1996 . . . . . . . . . . . .       1.0
         1997 . . . . . . . . . . . .       1.0
         1998 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of the economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980's and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by former Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the elimination of the fiscal deficit and the achievement of a surplus in the primary balance to provide funds for the government to service its debt and thereby eliminate the need for further borrowings.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately US$2.4 billion to a total of approximately US $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately US $2.8 billion to support the government's medium-term economic reform program for 1998-2000.

         Argentina, like other Latin American countries, has been affected by the recent financial instability in Asia. In October
1998, Argentina negotiated a $4 billion aid package with the

World Bank and the Inter-American Development Bank.    Argentina
also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which would be placed in six monthly installments between October 1998 and March 1999. The Government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. The official estimate of total public-sector borrowing needs for 1999 amounts to $14.5 billion or $17.2 billion if the roll-over of T-bills is included.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation has continued to decrease. In 1997 and 1998, the annual rate of inflation was 0.5% and 0.9%, respectively.

         The international financial crises of 1998 and their impact on the domestic banking sector have prompted the authorities to adopt new measures to prevent a run on bank deposits, as well as to improve the strength and performance of Argentina's banks. In September 1998, the Central Bank increased the amount covered by deposit insurance and extended coverage to large deposits, which had previously been uninsured.

         CONSUMER PRICE INDEX. The following table sets forth for each year indicated the change in Argentine Consumer Prices for the twelve months ended December 31, 1989-98.

                            INFLATION

                                                 Consumer Prices,
                                                 Increase Over
                                                 Previous Period
                                                 ----------------

         1989...................................    4,923.6
         1990...................................    1,343.9
         1991...................................       84.1
         1992...................................       24.8
         1993...................................       10.6
         1994...................................        4.2
         1995(1)................................        3.4
         1996(1)................................        0.2
         1997...................................        0.5
         1998 (Estimate)........................        0.9

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

___________________

Source:  Banco Central de la Republica Argentina; Economist
Intelligence Unit.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1989 through 1998.

                                   Gross              Change
                                   Domestic           from Prior
                       Gross       Product at         Year at
                       Domestic    Constant           Constant
                       Product     1986 Prices        Prices
                       ________    ___________        ___________
                       (millions of Argentine Pesos)  (percent)

         1991           180,898        10,270            8.9
         1992           226,847        11,159            8.7
         1993           257,570        11,832            6.0
         1994           281,600        12,710            7.4
         1995           279,500        12,150           (4.6)
         1996           294,100        12,672            4.3
         1997           327,900        N/A               8.6
         1998           N/A            N/A               4.2

_______________

Source: Banco Central de la Republica Argentina; Ministerio de
Economia, Obras y Servicios Publicos.

1998 data are preliminary.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

_________________________________________________________________
c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         May 3, 1999
_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated May 3, 1999 for Alliance Variable Products Series Fund, Inc. (the "Fund") that offers Class B shares. A separate Prospectus and Statement of Additional Information relates to the Fund's Class A shares. Copies of the Prospectuses of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Money Market Portfolio............................
         Premier Growth Portfolio..........................
         Growth and Income Portfolio.......................
         U.S. Government/High Grade
           Securities Portfolio............................
         High-Yield Portfolio..............................
         Total Return Portfolio............................
         International Portfolio...........................
         Short-Term Multi-Market Portfolio
           and Global Bond Portfolio.......................
         North American Government Income
           Portfolio.......................................
         Global Dollar Government Portfolio................
         Utility Income Portfolio..........................
         Conservative Investors Portfolio,
           Growth Investors Portfolio and
           Growth Portfolio................................
         Worldwide Privatization Portfolio.................
         Technology Portfolio..............................
         Quasar Portfolio..................................
         Real Estate Investment Portfolio..................
         Other Investment Policies.........................
    Management of the Fund.................................

    Purchase and Redemption of Shares......................
    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Financial Statements and Report of Independent
         Auditors..........................................
    Appendix A - Description of Obligations Issued
         or Guaranteed by U.S. Government Agencies
         or Instrumentalities..............................   A-1
    Appendix B - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   B-1
    Appendix C - Options...................................   C-1
    Appendix D - Additional Information About
         the United Kingdom, Japan, Canada, Mexico
         and Argentina.....................................   D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.
_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation (S&P), Prime-1 by Moody's Investors Service, Inc. (Moody's), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (Government Securities) or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the Securities
Act) that are determined by Alliance Capital Management L.P. (the Adviser) to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the Commission) adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Acts registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule.
Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

         8. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         9. Make investments for the purpose of exercising control;

         10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         11. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         12. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         13. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%.

         In seeking its investment goal, the Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

         The Adviser's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Premier Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information, below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio), or as permitted in connection with short sales of securities "against the box" by the Portfolio, as described above;

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8.   Write put options;

         9. Make investments for the purpose of exercising control;

         10. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         11. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         12. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily the annual portfolio turnover rate will not exceed 100%.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income
Portfolio, supplement those set forth above and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction on the open market;

         9. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         10. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities) and repurchase agreements pertaining to U.S. Government Securities and (ii) other high grade debt securities rated AAA, AA or A by S&P, Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium

(i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration
(VA). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities (FHLMC Certificates), mortgage participation certificates (PCs) and guaranteed mortgage securities (GMCs).
PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staffs interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

         3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, D-1, D-2 or D-3 by Duff & Phelps, F1, F2 or F3 by Fitch or
Prime-1, Prime-2 or Prime-3 by Moody's; and

         4. Bankers acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Acts limitation on acquiring interests in other investment companies. In order to be able to rely on the staffs interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or

REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

         The Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio also intends to write call options that are not covered for cross-hedging purposes.

         For additional information on the use, risks and costs of options, see Appendix C.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instrumentalities and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio enters into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be canceled in the event that the required condition did not occur and the trade was canceled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         PORTFOLIO TURNOVER. Because the Portfolio actively uses trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their funds on a long-term basis. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Portfolio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 400% occurs, for example, when all of the Portfolio's securities are replaced four times in a period of one year. A 400% turnover rate is greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption General Information below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of a Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Participate on a joint or joint and several basis in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes;

         11. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         12. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

         13. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         14. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

              (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

              (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

              (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         15. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         16.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         17. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

   HIGH-YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus, the Portfolio invests principally in lower-rated fixed-income securities. The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investors standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         The Adviser anticipates that the annual turnover rate in the Portfolio may be in excess of 200% in future years (but is not expected to exceed 250%). An annual rate of 200% occurs, for example, when all of the securities in the Portfolio's investment portfolio are replaced two times in a period of one year.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a when, as and if issued basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts above and Appendix B.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, Government National Mortgage Association ("GNMA") certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities".

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the

Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies- -Illiquid Securities below". If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be invested in such securities (illiquid securities purchased by the Portfolio may include: (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, original by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions);

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         9. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

         10. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         11. Invest in companies for the purpose of exercising control of management;

         12.  Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

         13. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         14.  Effect a short sale of any security;

         15. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         16. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time is in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase the securities of any other investment company except in a regular transaction in the open market;

         9. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         10. Invest in other companies for the purchase of exercising control of management;

         11. Purchase securities on margin or sell securities short;
         12.  Underwrite securities issued by other persons;

         13. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         14. Purchase or sell commodities or commodity contracts; or

         15. Issue any securities senior to the capital stock offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. For a description of Japan and the United Kingdom, see Appendix D.

         The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation;

         2. Acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class);

         3. Invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers conducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry);

         4. Borrow money, except that the Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing;

         5. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings described in paragraph 4 above (in an aggregate amount not to exceed 15% of total assets of the Portfolio);

         6. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         7. Invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days;

         8. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         9. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         10. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         11. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         12.  Effect short sales of securities;

         13. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         14. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         15. Invest in companies for the purpose of exercising management or control; or

         16. Issue senior securities except as permitted by the 1940 Act.

SHORT-TERM MULTI-MARKET PORTFOLIO AND GLOBAL BOND PORTFOLIO

         GENERAL. The objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, the Portfolio invests at least 25% of its net assets in U.S. Dollar-denominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Portfolio fluctuate with changes in interest rates and other market conditions.

         The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement, and should be read in conjunction with, the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated fundamental policies within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information," below. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.
Each Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of, the Short-Term Multi-Market Portfolio's and the Global Bond Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by a Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         PORTFOLIO TURNOVER. Since the Short-Term Multi-Market Portfolio and the Global Bond Portfolio may engage in active trading, their rates of portfolio turnover may be higher than that of many other investment companies. The Portfolio's cannot accurately predict their portfolio turnover rates, but it is anticipated that the annual turnover rate generally will not exceed 500% for the Short-Term Multi Market Portfolio and 400% for the Global Bond Portfolio (excluding turnover of securities having a maturity of one year of less). An annual turnover rate of 400% or 500% occurs, for example, when all of the Portfolio's securities are replaced four or five times, respectively, in a period of one year. A 400% and 500% turnover rate are greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio's.


         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         A Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry
(other than, with respect to the Short-Term Multi-Market
Portfolio only, the banking industry) except that this restriction does not apply to U.S. Government Securities;

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets
(taken at market value) would be invested in such securities;

         5. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         6. Participate on a joint or joint and several basis in any securities trading account;

         7. Invest in companies for the purpose of exercising control;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         9. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         10. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the

Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, a Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities (Government Securities). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Portfolio utilizes certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P, Duff & Phelps or Fitch or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Portfolio's Adviser actively manages the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities.

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staffs interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the NHA MBS Program) established under the National Housing Act of Canada
(NHA). Certificates issued pursuant to the NHA MBS Program (NHA Mortgage-Related Securities) benefit from the guarantee of the

Canada Mortgage and Housing Corporation (CMHC), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the NHA MBS Certificates). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related

Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others,
(a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Portfolio will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced four times in a period of one


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

year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further


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

consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         8. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         For additional information about Canada, Mexico and Argentina, see Appendix D.


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


    GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (Sovereign Debt Obligations). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as Brady Bonds, that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio limits its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an emerging market country.

         In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Advisers opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total


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

assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets are invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's investment portfolio consists of debt obligations customarily referred to as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Most Argentine, Brazilian, Dominican (Republic) and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. Thus, at the present time Argentina, Bolivia, Brazil, the Dominican Republic, Mexico, Nigeria, the



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

Philippines, Uruguay and Venezuela are the only countries which have issued Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (Lenders).
The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lenders insolvency, the Lenders servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions".

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus".

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         WARRANTS. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in the Fund will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced five times in a period of one year. Such high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio focus its investments may require governmental approval


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

for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.



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

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuers balance of payments, and its access to international credits and investments. A country whose exports are


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

concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.



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

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except (a) the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Portfolio may enter into reverse repurchase agreements and dollar rolls;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;


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

         5. Invest in companies for the purpose of exercising control;

         6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or
(ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the


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

Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the utilities industry. At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Advisers evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to


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

make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.





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

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts", above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio" -- "Forward Foreign Currency Exchange Contracts," above.



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

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

            PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading in connection with its investment in shorter- term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short- term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Portfolio's annual turnover rate will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Portfolio and its shareholders.





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

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Telephone utilities are still experiencing the effect of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in


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

Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset



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

coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Utility Income Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

         2. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

         3. Purchase more than 10% of any class of the voting securities of any one issuer;

         4. Borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at


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

the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies;

         6. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         7. Participate on a joint or joint and several basis in any securities trading account;

         8. Invest in companies for the purpose of exercising control;

         9. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         11.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities,


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except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

CONSERVATIVE INVESTORS PORTFOLIO
GROWTH INVESTORS PORTFOLIO
GROWTH PORTFOLIO

         For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the sellers bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights. The Portfolios have established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. Each of the Portfolios may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a


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Portfolio may not be able to sell these securities (other than
Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. Each of the Portfolios, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Portfolios generally will not invest more than 15% of its total assets (30% in the case of the Growth Investors Portfolio) in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.






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         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIOS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount


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

floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Duff & Phelps or Fitch

         The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probably future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating capacity. A description of Moody's, S&Ps, Duff & Phelps and Fitch short-term note ratings is included as Appendix A to the Prospectus.

         ASSET-BACKED SECURITIES. The Conservative Investors Portfolio and the Growth Investors Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobiles Receivables or CARS) and unsecured (such as Credit Care Receivables Securities or CARDS).

         The staff of the Commission is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore they generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

         LENDING OF SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the


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

interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of a Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis.
Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and a Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         A Portfolio enters into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have


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

been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

         OPTIONS. As noted in the Prospectuses, each of the Portfolios may write call and put options and may purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such security is not written. If a Portfolio desires


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

to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio

         A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or


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

otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Portfolios may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the above Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a


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

Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Portfolios may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock


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

indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES AND RELATED OPTIONS.   Each of the Conservative
Investors Portfolio and the Growth Investors Portfolio may enter into interest rate futures contracts. In addition, each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may enter into stock futures contracts, and each of these Portfolios may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. Each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a


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

hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, these Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of


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securities to be acquired instead declines as a result of
appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolios may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on
interest rate futures contracts.   In addition, each of the
Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on stock index futures contracts. The Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as Options on Futures Contracts.)

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on


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

futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolios may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios and the Growth Investors Portfolio may enter into forward foreign currency exchange contracts (Forward Contracts) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolios may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.


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

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolios do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         Each Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

         OPTIONS ON FOREIGN CURRENCIES. Each of the Portfolios may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.



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

         Each of the Portfolios may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolios or securities the Portfolios intend to purchase. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolios bear the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the


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

Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.

         If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Portfolio also incurs the


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

risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holders purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.



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

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolios enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (primary dealers). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option


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

contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the option is in-the-money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectuses. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolio's purchase or sell Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).


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In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolios.

         The amount of risk a Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward
Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn


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

requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose



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

creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by a Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.




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

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when a Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, that Portfolio maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

         When a Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures
Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS.  Income earned by a
Portfolio from its hedging activities is treated as capital gain


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

and, if not offset by net realized capital losses incurred by a Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

         No Portfolio will over-hedge, that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts

         Each Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, a Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolios can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

         FUTURE DEVELOPMENTS. The above discussion relates to each Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         PORTFOLIO TURNOVER.  The Adviser manages each
Portfolio's portfolio by buying and selling securities to help


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attain its investment objective.  A high portfolio turnover rate will involve greater costs to a Portfolio (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes and Portfolio Transactions" below.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following restrictions, which are applicable to the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         None of the Portfolios will:

         1. Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction;

         2. Invest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government);

         3. Borrow money in excess of lot of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes;

         4. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

         5. Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate;


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         6.   Make loans to other persons except by the purchase
of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets; or

         7. Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 3 above.)

         It is also a fundamental policy of each Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolios but which are not fundamental and are subject to change without shareholder approval.

         None of the Portfolios will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of such Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is


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conditional the sale is made upon equivalent conditions and further provided that no Portfolio will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Portfolio; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets except that the Growth Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.



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

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Portfolio would have more than 5% of its total assets invested in warrants or more than 28 of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Portfolio from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

         Whenever any investment restriction-states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred


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

stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuers successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading Description of the Portfolio. Except as otherwise noted, the Portfolio's investment policies described below are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.






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

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Duff & Phelps, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered


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

put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see "North
American Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.


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

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Advisers most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuers securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the 1933 Act) requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934 (the "1934 Act").

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced twice


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within a period of one year.  The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making


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

an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries


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

require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation


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

accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not


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limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes- -General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuers capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, Duff & Phelps and Fitch are judged to have speculative characteristics or to be


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predominantly speculative with respect to the issuers ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, Duff & Phelps and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, Duff & Phelps or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Ratings of fixed-income securities by Moody's, S&P, Duff & Phelps or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P, Duff & Phelps and Fitch bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the


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financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Worldwide Privatization Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government
Securities;

         2. Borrow money, except the Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made;

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it on


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an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         9.(a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

TECHNOLOGY PORTFOLIO

General

         The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income is incidental to the objective of capital growth. However, subject to the limitations referred to under Options below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio invests primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio has at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.




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

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which are considered in the selection of securities included the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuers earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio invests include those whose processes, products or services are anticipated by Alliance Capital Management L.P., the Portfolio's investment adviser (the Investment Adviser), to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhances the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the


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

Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of


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

options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         OPTIONS ON MARKET INDICES. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the


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

hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in


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

certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements,


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

commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         PORTFOLIO TURNOVER. The investment activities described above are likely to result in the Portfolio engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Portfolio will have a higher turnover rate than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Correspondingly heavier brokerage


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

commission expenses can be expected to be borne by the Portfolio. Management anticipates that the Portfolio's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced once in a period of one year.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Technology Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or
(c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Concentrate its investments in any one industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;




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

         4. Invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

         5. Make short sales of securities or maintain a short position or write put options;

         6. Mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
(xiv) listed below;

         7. Purchase the securities of any other investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

         8. Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

         9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

         10. Participate on a joint or joint and several basis in any securities trading account;

         11. Invest in companies for the purpose of exercising control;

         12. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         13. Make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

         14. Borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in


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

an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

         15. Act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in restricted securities and not readily marketable securities); or

         16. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

General

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Portfolio's adviser (the Adviser), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.
If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much


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greater risk than is inherent in ordinary investment securities.
The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right


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to obtain securities identical to those sold short without
payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national


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

securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.



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

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Portfolio realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Portfolio's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Portfolio and its shareholders.

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Quasar Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

         2. Invest more than 25% of the value of its total assets in any particular industry;

         3. Borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

         4.   Purchase or sell real estate;

         5. Participate on a joint or joint and several basis in any securities trading account;


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

         6. Invest in companies for the purpose of exercising control;

         7. Purchase or sell commodities or commodity contracts;

         8. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         9. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

         10. Except as permitted in connection with short sales of securities or writing of call options, described under the headings Short Sales and Puts and Calls above, pledge, mortgage or hypothecate any of its assets;

         11. Except as permitted in connection with short sales of securities against the box described under the heading
Additional Investment Policies and Practices above, make short sales of securities; or

         12. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

REAL ESTATE INVESTMENT PORTFOLIO

GENERAL

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.



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

         Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities of real estate investment trusts (REITs) and other real estate industry companies. A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio invests for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (Real Estate Equity Securities).

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property (Mortgage-Backed Securities), such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs) and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Factors Associated with the Real Estate Industry" below for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


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

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred
directly by the Portfolio.   The Portfolio may invest up to 5% of
its total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as otherwise noted, the Portfolio's investment policies are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities


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

as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those rating.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian maintains, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities



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

in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyers money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendors bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or


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

securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities (U.S. Government Securities), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains.

RISK FACTORS ASSOCIATED WITH
THE REAL ESTATE INDUSTRY

         REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more


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abrupt or erratic price movements than larger company securities.
Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

         MORTGAGED-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Further, the yield characteristics of Mortgage-Backed Securities, such as those in the Portfolio may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular,



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may be less effective than other types of U.S. Government
securities as a means of "locking in" interest rates.

         A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

         The Portfolio may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S.
governmental or private lenders and guaranteed by the U.S.
Government or one of its agencies or instrumentalities, including
Ginnie Mae.

         GENERAL. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

         In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.






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

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the Real Estate Investment Portfolio, supplement those set forth above and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         As a matter of fundamental policy, the Portfolio may not:

         1. With respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b)
U.S. Government securities, or (c) securities of any one issuer
(other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

         2. Purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or
(b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

         3. Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

         4. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity
Securities; and

         5. Borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made.

         6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         7. Make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;




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         8.   Participate on a joint or joint and several basis
in any securities trading account;

         9. Invest in companies for the purpose of exercising control;

         10. Issue any senior security within the meaning of the 1940 Act;

         11. Make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time; or

         12. (a) Purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs;
(c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities
Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyers money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S.


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

Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered


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

under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany.

         In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,***** 54, is the President, Chief
Operating Officer and a Director of Alliance Capital Management
Corporation (ACMC),******  with which he has been associated since prior to 1994.
____________________

*****  An interested person of the Fund as defined in the 1940
       Act.

****** For purposes of this Statement of Additional Information,
       ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until 1994. He is currently an independent consultant. His address is P.O. Box
167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 61, is a Vice
Chairman of ACMC, with which he has been associated since prior to 1994.

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 54, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1994.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 57, is an
Executive Vice President of ACMC, with which he has been associated with since prior to 1994.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 43, is a
Senior Vice President of ACMC, with which he has been associated since prior to 1994.

         ALDEN M. STEWART, SENIOR VICE PRESIDENT, 53, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 56, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         EDWARD BAKER, VICE PRESIDENT, 48, is a Senior Vice President and Chief Investment Officer - Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA, Inc. since prior to 1994.

         THOMAS BARDONG, VICE PRESIDENT, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         STEPHEN BEINHACKER, VICE PRESIDENT, 34, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 46, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1994.

         RUSSEL BRODY, VICE PRESIDENT, 31, is a Vice President of
ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard
Odier et Cie since prior to 1994.

         NICHOLAS D.P. CARN, VICE PRESIDENT, 41, is a Senior Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.


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

         PAUL J. DENOON, VICE PRESIDENT, 37, is a Senior Vice
President of ACMC with which he has been associated since prior to 1994.

         DAVID EDGERLY, VICE PRESIDENT, 56, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1994.

         VICKI FULLER, VICE PRESIDENT, 42, has been a Senior Vice
President of ACMC since 1994.  Previously she was Managing
Director of High Yield of Equitable Capital Management
Corporation since prior to 1994.

         RANDALL E. HAASE, SENIOR VICE PRESIDENT, 35, has been a
Vice President of ACMC since 1994. Prior thereto he was associated with ECMC.

         GERALD T. MALONE, VICE PRESIDENT, 45, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 33, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 47, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1994.

         PAUL RISSMAN, VICE PRESIDENT, 42, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         TYLER SMITH, VICE PRESIDENT, 63, is a Senior Vice
President of ACMC, with which he has been associated since July
1994.

         WAYNE C. TAPPE, VICE PRESIDENT, 36, of ACMC, is a Senior
Vice President of ACMC, with which he has been associated since
1994.

         JEAN VAN DE WALLE, VICE PRESIDENT, 40, has been Vice
President of ACMC since prior to 1994.

         EDMUND P. BERGAN, JR., SECRETARY, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Fund Services Inc. ("AFS"), with which he has been associated since prior to 1994.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
48, is a Senior Vice President of AFS, with which he has been associated since prior to 1994.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         THOMAS R. MANLEY, CONTROLLER, 47, has been a Vice
President of ACMC since July 1993. Previously he was associated with ECMC since prior to 1994.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1998 and the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.






















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

                                              Total Number
                                              of Registered
                                              Investment    Total Number
                                              Companies in  of Investment
                                              the Alliance  Portfolios
                                Total         Fund Complex, in the,
                                Compensation  Including the Alliance Fund
                                from the      Fund, as to   Complex, Including
                                Alliance Fund which the     the Fund, as to
                  Aggregate     Complex,      Director is   which the Director
                  Compensation  Including     a Director    is a Director
Name of Director  From the Fund the Fund      or Trustee    or Trustee

John D. Carifa        $-0-        $-0-            40               114
Ruth Block            $3,617      $180,763        36                77
David H. Dievler      $3,617      $216,288        42                80
John H. Dobkin        $3,617      $185,363        401               91
William H. Foulk, Jr. $3,617      $241,003        44               109
Dr. James M. Hester   $3,617      $172,913        36                74
Clifford L. Michel    $3,617      $187,763        37                90
Donald J. Robinson    $3,617      $193,709        40               103

         As of April 12, 1999 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P. ("the Adviser"), a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the Advisory Agreement) to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors (see Management of the Fund in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.6 million shareholder accounts. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore,


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

Sydney, Tokyo, Toronto, Vienna and Warsaw.  As of December 31,
1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.


         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund


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

approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Investment Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the High-Yield Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the


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

Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. The Adviser voluntarily waives fees with respect to and or reimburses expenses of the U/S Government/High Grade Securities Portfolio, High Yield Portfolio, Total Return Portfolio, International Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio.

         Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio              .500%
         Premier Growth Portfolio           1.000%
         Growth and Income Portfolio         .625%
         U.S. Government/High-Grade
           Securities Portfolio              .600%
         High-Yield Portfolio                .750%
         Total Return Portfolio              .625%
         International Portfolio            1.000%
         Short-Term Multi-Market Portfolio   .550%
         Global Bond Portfolio               .650%
         North American Government
           Income Portfolio                  .650%
         Global Dollar Government
           Portfolio                         .750%
         Utility Income Portfolio            .750%
         Conservative Investors
           Portfolio                         .750%
         Growth Investors Portfolio          .750%
         Growth Portfolio                    .750%
         Worldwide Privatization
           Portfolio                        1.000%
         Technology Portfolio               1.000%
         Quasar Portfolio                   1.000%
         Real Estate Investment Portfolio    .900%

              The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).









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

                               Fiscal Year End      Amount
           Portfolio             December 31       Received
           --------            --------------      --------

Money Market Portfolio              1996           $250,603
                                    1997            $345,31
                                    1998           $471,768

Premier Growth Portfolio            1996           $445,415
                                    1997          $2,398,742
                                    1998          $7,594,041

Growth and Income Portfolio         1996           $504,313
                                    1997          $1,180,305
                                    1998          $1,937,421

U.S. Government/High Grade          1996           $132,023
  Securities Portfolio              1997           $189,543
                                    1998           $267,850

High Yield Portfolio                1997*            $-0-
                                    1998            $48,893

Total Return Portfolio              1996            $78,063
                                    1997           $208,618
                                    1998           $314,393

International Portfolio             1996            $12,587
                                    1997           $293,261
                                    1998           $375,891

Short-Term Multi-Market Portfolio   1996             $-0-
                                    1997            $5,553
                                    1998             $-0-

Global Bond Portfolio               1996            $66,976
                                    1997           $108,709
                                    1998           $164,523

North American Government Income    1996            $21,264
  Portfolio                         1997           $139,842
                                    1998           $173,271

Global Dollar Government Portfolio  1996             $-0-
                                    1997            $52,644
                                    1998            $53,253

Utility Income Portfolio            1996            $21,431
                                    1997           $100,662
                                    1998            $90,683



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

Conservative Investors Portfolio    1996            $46,778
                                    1997            $94,774
                                    1998           $159,340

Growth Investors Portfolio          1996             $-0-
                                    1997             $-0-
                                    1998            $1,957

Growth Portfolio                    1996           $656,813
                                    1997          $1,393,231
                                    1998          $2,045,409

Worldwide Privatization Portfolio   1996            $11,158
                                    1997           $129,108
                                    1998           $113,224

Technology Portfolio                1996*           $40,218
                                    1997           $392,622
                                    1998           $664,006

Quasar Portfolio                    1996*            $-0-
                                    1997           $199,096
                                    1998           $489,330

Real Estate Investment Portfolio    1997*            $-0-
                                    1998            $12,111

*  Date of commencement of operations:

High Yield Portfolio              October 27, 1997
Technology Portfolio              January 11, 1996
Quasar Portfolio                  August 15, 1996
Real Estate Investment Portfolio  January 9, 1997

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income


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

Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

SUB-ADVISER TO THE GLOBAL BOND PORTFOLIO

         The Adviser has retained under a sub-advisory agreement (the Sub-Advisory Agreement) a sub-adviser, AIGAM International Limited (the Sub-Adviser), an indirect, majority owned subsidiary of American International Group, Inc., a major international financial service company, to provide research and management services to the Global Bond Portfolio. The Sub-Adviser may, from time to time, direct transactions for its investment accounts which result in the purchase or sale of a particular security by its investment accounts simultaneously with the recommendation by the Sub-Adviser to the Global Bond Portfolio to purchase or sell such security. If transactions on behalf of such investment accounts increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price for the Portfolio. In 1994 the Sub-Advisor changed its name from Dempsey & Company International Limited, which was founded in 1988. For its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser receives from the Adviser a monthly fee at the annual rate of .40 of 1% of the Portfolio's average daily net asset value. The fee is accrued daily and payable in arrears for services performed during each calendar month within fifteen days following the end of such month.

         The Sub-Advisory Agreement is terminable without penalty on 60 days written notice to the Sub-Adviser by a vote of the holders of a majority of the Global Bond Portfolios outstanding voting securities or by the Directors or by the Adviser, or by the Sub-Adviser on 60 days written notice to the Adviser and the Portfolio, and will automatically terminate in the event of its assignment or of the assignment of the Investment Advisory Agreement. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of the Sub-Advisers obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Sub-Advisory Agreement became effective on July 22,
1992. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Sub-
Advisory Agreement.

         The Sub-Advisory Agreement provides that it shall remain in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Global Bond Portfolio, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons as defined by the 1940 Act. Most recently, continuance of the Sub-Advisory Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliances expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBRE in August of 1997 acquired Koll Management Services, which previously provided these consulting services to Alliance). In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, that analyzes the approximately 18,000 individual properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. CBRE has previously provided access to its REIT-Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBREs REIT-Score model.

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Company's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Company Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Company on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999.

         The Agreement will continue in effect until December 31, 1999 and continue in effect thereafter so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

         In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares".

         Shares of each Portfolio are offered at net asset value on a continuous basis to the separate accounts of certain life insurance companies without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

REDEMPTION OF SHARES

         An insurance company separate account may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of net asset value that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

         The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         A. With respect to the Premier Growth Portfolio and the Real Estate Investment Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter but excluding securities traded on The Nasdaq Stock Market, Inc., are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the New York Stock Exchange ("the Exchange") is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         B. With respect to the Growth & Income Portfolio, International Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio and Quasar Portfolio the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the

Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         C. With respect to the U.S. Government/High Grade Securities Portfolio and the Total Return Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer, unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked prices obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         D. With respect to the High-Yield Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio and Global Dollar Government Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors of the Portfolio deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares and Class B shares of each Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

         E. The Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

         The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser, the Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Brokerage commission paid for the fiscal year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,$287,449, $41,894, $23,162,
$28,063, $10,847 and $12,207 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1996. Brokerage commission paid for the fiscal year ended December 31, 1997 on securities transactions amounted to $377,288, $409,972, $355,055, $48,588,
$14,332, $272,666, $110,817, $33,041, $43,551, $35,250, $231,416
and $26,891 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the

Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, and the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1997. Brokerage commissions paid for the fiscal year ended December 31, 1998 on securities transactions amounted to $28,738, $33,108, $58,946, $569,205, $390,366,
$331,720, $669,538, $216,969, $37,237, $77,542, $17,833 and
$203,374 with respect to the Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the Growth and Income Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, respectively. During the fiscal years ended December 31, 1996, 1997 and 1998 $-0-, $820******* and $12,800******** in
brokerage commissions were paid to Donaldson, Lufkin & Jenrette Securities Corporation and no brokerage commissions were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income


____________________

*******Paid by the Growth Portfolio.

********

   $250 paid by the Growth Portfolio, $11,950 paid by the Premier Growth Portfolio, $600 paid by the Quasar
       Portfolio.

and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 18-1 under the 1940 Act.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.



         To the knowledge of the Fund, no persons owned of record or beneficially 5% or more of the outstanding Class B shares of the Fund's Portfolios as of April 12, 1999.

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young, LLP, New York, New York, has been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

   YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

         None of the Portfolios had begun issuing Class B shares as of December 31, 1998. The yield and total return information set forth below are for Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

         The Money Market Portfolio's yield on its Class A shares for the seven days ended December 31, 1998 was 4.48%. The U.S. Government/High Grade Securities Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 0.31%. The Short-Term Multi-Market Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 0.18%. The Global Bond Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 1.87%. The North American Government Income Portfolio's yield on its Class A shares for the month ended December 31, 1998 was 1.52%. The Global Dollar Government Portfolio's yield on its Class A shares for the month ended December 31, 1998 was -3.25%. The High-Yield Portfolio's yield on its Class A shares for the month ended December 31, 1998 was -1.99%.

         The returns shown below are based on the average annual total return for each Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares. The returns for the one-, five-, and ten-year periods ended
December 31, 1998 (or since inception through that date, as noted) were as follows:

                                  12 Months   5 Years   10 Years
                                    Ended      Ended      Ended
                                  12/31/98   12/31/98   12/31/98
                                  --------   --------   --------

Premier Growth Portfolio               47.72%       27.62%       25.18%*
Growth and Income Portfolio            20.64%       20.93%       15.76%*
U.S. Government/High Grade
  Securities Portfolio                  7.97%        6.41%        6.27%*
High-Yield Portfolio                   (3.94)%       (.70)%*         N/A
Total Return Portfolio                 16.74%       13.94%       13.18%*
International Portfolio                12.77%        7.73%        9.89%*
Short-Term Multi-Market Portfolio       6.07%        3.74%        4.00%*
Global Bond Portfolio                  13.87%        7.37%        8.47%*
North American Government Portfolio     3.82%        8.19%*          N/A
Global Dollar Portfolio               (21.95)%       6.20%*          N/A
Utility Income Portfolio               23.66%       16.23%*          N/A
Conservative Investors Portfolio       13.95%       10.84%*          N/A
Growth Investors Portfolio             23.43%       15.59%*          N/A
Growth Portfolio                       28.48%       29.49%*          N/A
Worldwide Privatization Portfolio      10.58%       11.81%*          N/A
Technology Portfolio                   63.54%       24.43%*          N/A
Quasar Portfolio                       (4.74)%       7.77%*          N/A
Real Estate Investment Portfolio       18.82%        (.33)%*         N/A

* Inception Dates

Premier Growth Portfolio               June 26, 1992
Growth and Income Portfolio            January 14, 1991
U.S. Government/High Grade
  Securities Portfolio                 September 17, 1992
High-Yield Portfolio                   October 27, 1997
Total Return Portfolio                 December 28, 1992
International Portfolio                December 28, 1992
Short-Term Multi-Market Portfolio      November 28, 1990
Global Bond Portfolio                  July 15, 1991
North American Government Portfolio    May 3, 1994
Global Dollar Portfolio                May 2, 1994
Utility Income Portfolio               May 10, 1994
Conservative Investors Portfolio       October 28, 1994
Growth Investors Portfolio             October 28, 1994
Growth Portfolio                       September 15, 1994
Worldwide Privatization Portfolio      September 23, 1994
Technology Portfolio                   January 11, 1996

Quasar Portfolio                       August 15, 1996
Real Estate Investment Portfolio       January 9, 1997

_________________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_________________________________________________________________

                                     ALLIANCE
--------------------------------------------------------------------------------
                                VARIABLE PRODUCTS
--------------------------------------------------------------------------------
                                   SERIES FUND
--------------------------------------------------------------------------------



                                  ANNUAL REPORT

                                DECEMBER 31, 1998

The following Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the nineteen Portfolios of the Fund which were active as of December 31, 1998. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-27.8%
UNITED STATES INVESTMENTS-21.1%
HEALTH CARE-4.3%
DRUGS-3.7%
Algos Pharmaceutical Corp. (a)......           900       $       23,625
Bristol-Myers Squibb Co. ...........         5,000              669,062
Centocor, Inc. (a)..................         1,500               67,594
Pfizer, Inc. .......................         1,500              188,156
Schering-Plough Corp. ..............         8,000              442,000
                                                         --------------
                                                              1,390,437
                                                         --------------
MEDICAL PRODUCTS-0.6%
Medtronic, Inc. ....................         3,000              222,750
                                                         --------------
                                                              1,613,187
                                                         --------------
FINANCE-4.3%
BANKING - MONEY CENTER-2.2%
BankAmerica Corp. ..................         7,999              480,940
Chase Manhattan Corp. ..............         5,000              340,313
                                                         --------------
                                                                821,253
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-0.6%
Morgan Stanley Dean Witter
   and Co. .........................         3,000              213,000
                                                         --------------
FINANCE-0.7%
MBNA Corp. .........................        10,000              249,375
                                                         --------------
INSURANCE-0.8%
American International
   Group, Inc. .....................         3,250              314,031
                                                         --------------
                                                              1,597,659
                                                         --------------
CONSUMER SERVICES-3.8%
BROADCASTING & CABLE-1.3%
Scripps E.W. Co. Cl.A...............         4,000              199,000
Tele-Communications, Inc. -
   Liberty Media Group
   Cl.A (a) ........................         6,000              276,562
                                                         --------------
                                                                475,562
                                                         --------------
RETAIL - GENERAL MERCHANDISE-2.5%
Dayton Hudson Corp. ................         7,000              379,750
Home Depot, Inc. ...................         5,000              305,937
Wal-Mart Stores, Inc. ..............         3,000              244,313
                                                         --------------
                                                                930,000
                                                         --------------
                                                              1,405,562
                                                         --------------
TECHNOLOGY-3.2%
COMPUTER HARDWARE-0.8%
Dell Computer Corp. (a).............         4,000              292,875
                                                         --------------
COMPUTER SERVICES-0.5%
Computer Sciences Corp. ............         3,000              193,312
                                                         --------------
COMPUTER SOFTWARE-1.1%
Microsoft Corp. (a).................         3,000              415,594
                                                         --------------
NETWORKING SOFTWARE-0.5%
Cisco Systems, Inc. (a).............         2,000              185,688
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-0.3%
Altera Corp. (a)....................         2,000              121,625
                                                         --------------
                                                              1,209,094
                                                         --------------
CONSUMER STAPLES-2.1%
COSMETICS-0.4%
Gillette Co. .......................         3,000              144,938
                                                         --------------
RETAIL - FOOD & DRUG-0.8%
Kroger Co. (a)......................         5,000              302,500
                                                         --------------
TOBACCO-0.9%
Philip Morris Cos., Inc. ...........         6,000              321,000
                                                         --------------
                                                                768,438
                                                         --------------
MULTI-INDUSTRY COMPANIES-1.0%
Tyco International, Ltd. ...........         4,000              301,750
U.S. Industries, Inc. ..............         5,000               93,125
                                                         --------------
                                                                394,875
                                                         --------------
UTILITY-1.0%
TELEPHONE UTILITY-1.0%
MCI WorldCom, Inc. (a)..............         5,000              358,906
                                                         --------------
ENGINEERING-0.8%
Harley-Davidson, Inc. ..............         6,000              284,250
                                                         --------------
ENERGY-0.6%
OIL SERVICE-0.6%
Halliburton Co. ....................         4,000              118,500
Noble Drilling Corp. (a)............         8,000              103,500
                                                         --------------
                                                                222,000
                                                         --------------
Total United States Investments
   (cost $5,766,786)................                          7,853,971
                                                         --------------
FOREIGN INVESTMENTS-6.7%
CANADA-0.2%
Newcourt Credit Group, Inc. ........         1,500               52,406
                                                         --------------
FINLAND-1.6%
Nokia AB OYJ Corp.
   Series A.........................         5,000              607,962
                                                         --------------
FRANCE-1.2%
Carrefour, SA ......................           150              113,191
Sanofi, SA .........................         1,000              164,550
SEITA ..............................         1,400               87,641
Total, SA Cl.B......................           900               91,111
                                                         --------------
                                                                456,493
                                                         --------------

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                     Shares        U.S. $ Value
-----------------------------------------------------------------------
GERMANY-0.2%
ProSieben Media AG pfd. ............         1,500       $       69,303
                                                         --------------
JAPAN-0.3%
Canon, Inc. ........................         1,000               21,362
Honda Motor Co. ....................         3,000               98,452
                                                         --------------
                                                                119,814
                                                         --------------
NETHERLANDS-0.3%
Akzo Nobel NV ......................         2,500              113,776
                                                         --------------
SPAIN-0.8%
Telefonica de Espana ...............         2,500              110,998
Banco Bilbao Vizcaya, SA ...........         4,000               62,623
Tabacalera, SA .....................         5,000              125,950
Telefonica, SA (a)..................         2,500                2,216
                                                         --------------
                                                                301,787
                                                         --------------
SWEDEN-0.3%
Astra AB Series A...................         6,000              122,218
                                                         --------------
SWITZERLAND-1.2%
Nestle, SA .........................            70              152,362
Novartis AG ........................            60              117,930
Zurich Allied AG ...................           250              185,084
                                                         --------------
                                                                455,376
                                                         --------------
UNITED KINGDOM-0.6%
Royal Bank of Scotland
   Group Plc .......................         4,000               65,393
United News & Media Plc ............         5,000               43,446
Vodafone Group Plc .................         6,000               97,491
                                                         --------------
                                                                206,330
                                                         --------------
Total Foreign Investments
   (cost $2,024,809)................                          2,505,465
                                                         --------------
Total Common & Preferred Stocks
   (cost $7,791,595)................                         10,359,436
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DEBT OBLIGATIONS-53.6%
U.S. GOVERNMENT &
   AGENCY OBLIGATIONS-53.6%
U.S. Treasury Bonds
   5.25%, 11/15/28 .................    $      565       $      578,419
   6.125%, 11/15/27 ................         1,905            2,132,400
U.S. Treasury Notes
   4.25%, 11/15/03 .................           410              404,748
   5.625%, 5/15/08 .................         2,480            2,646,234
   5.75%, 8/15/03 ..................         1,520            1,587,214
   6.00%, 8/15/00 ..................         3,015            3,077,169
   6.25%, 4/30/01 ..................         1,240            1,283,598
   6.50%, 8/31/01 ..................         2,975            3,111,196
   6.50%, 5/31/02 ..................         4,430            4,677,106
   6.875%, 5/15/06 .................           460              520,085
                                                         --------------
Total Debt Obligations
   (cost $19,846,449)...............                         20,018,169
                                                         --------------
SHORT-TERM INVESTMENT-18.1%
TIME DEPOSIT-18.1%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $6,773,000)......                          6,773,000
                                                         --------------
TOTAL INVESTMENTS -99.5%
   (cost $34,411,044)...............                         37,150,605
Other assets less liabilities-0.5%..                            190,067
                                                         --------------
NET ASSETS-100%.....................                     $   37,340,672
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS & OTHER
   INVESTMENTS-60.3%
UNITED STATES INVESTMENTS-47.5%
CONSUMER SERVICES-11.0%
BROADCASTING & CABLE-3.4%
Scripps (E.W.) Co. Cl.A.............         5,000       $      248,750
Tele-Communications, Inc.-
   Liberty Media Group
   Cl.A (a) ........................        10,000              460,938
                                                         --------------
                                                                709,688
                                                         --------------
ENTERTAINMENT & LEISURE-1.6%
Harley-Davidson, Inc. ..............         7,000              331,625
                                                         --------------
RETAIL - GENERAL MERCHANDISE-6.0%
Dayton Hudson Corp. ................        10,000              542,500
Home Depot, Inc. ...................         8,000              489,500
Wal-Mart Stores, Inc. ..............         3,000              244,312
                                                         --------------
                                                              1,276,312
                                                         --------------
                                                              2,317,625
                                                         --------------
FINANCE-9.2%
BANKING - MONEY CENTERS-4.6%
BankAmerica Corp. ..................         7,000              420,875
Chase Manhattan Corp. ..............         8,000              544,500
                                                         --------------
                                                                965,375
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-1.7%
Morgan Stanley, Dean Witter
   and Co. .........................         5,000              355,000
                                                         --------------
INSURANCE-1.8%
American International
   Group, Inc. .....................         4,000              386,500
                                                         --------------
MISCELLANEOUS-1.1%
MBNA Corp. .........................         9,000              224,437
                                                         --------------
                                                              1,931,312
                                                         --------------
TECHNOLOGY-8.5%
COMPUTER HARDWARE-1.7%
Dell Computer Corp. (a).............         5,000              366,094
                                                         --------------
COMPUTER SERVICES-0.9%
Computer Sciences Corp. ............         3,000              193,312
                                                         --------------
COMPUTER SOFTWARE-3.3%
Microsoft Corp. (a).................         5,000              692,656
                                                         --------------
NETWORKING SOFTWARE-1.8%
Cisco Systems, Inc. (a).............         4,000              371,375
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-0.8%
Altera Corp. (a)....................         2,800              170,275
                                                         --------------
                                                              1,793,712
                                                         --------------
HEALTH CARE-7.7%
DRUGS-6.7%
Algos Pharmaceutical Corp. (a)......         1,000               26,250
Bristol-Myers Squibb Co. ...........         5,000              669,062
Centocor, Inc. (a)..................         2,000               90,125
Pfizer, Inc. .......................         1,400              175,613
Schering-Plough Corp. ..............         8,000              442,000
                                                         --------------
                                                              1,403,050
                                                         --------------
MEDICAL PRODUCTS-1.0%
Medtronic, Inc. ....................         3,000              222,750
                                                         --------------
                                                              1,625,800
                                                         --------------
CONSUMER STAPLES-4.7%
COSMETICS-0.9%
Gillette Co. .......................         4,000              193,250
                                                         --------------
RETAIL - FOOD & DRUG-1.7%
Kroger Co. (a)......................         6,000              363,000
                                                         --------------
TOBACCO-2.1%
Philip Morris Cos., Inc. ...........         8,000              428,000
                                                         --------------
                                                                984,250
                                                         --------------
MULTI-INDUSTRY COMPANIES-3.0%
Tyco International, Ltd. ...........         7,000              528,063
U.S. Industries, Inc. ..............         5,000               93,125
                                                         --------------
                                                                621,188
                                                         --------------
UTILITY-2.1%
TELEPHONE UTILITY-2.1%
MCI WorldCom, Inc. (a)..............         6,000              430,688
                                                         --------------
ENERGY-1.3%
OIL SERVICE-1.3%
Halliburton Co. ....................         5,000              148,125
Noble Drilling Corp. (a)............        10,000              129,375
                                                         --------------
                                                                277,500
                                                         --------------
Total United States Investments
   (cost $7,397,264)................                          9,982,075
                                                         --------------
FOREIGN INVESTMENTS-12.8%
CANADA-0.3%
Newcourt Credit Group, Inc. ........         2,000               69,875
                                                         --------------
FINLAND-2.9% Nokia AB OYJ Corp.
   Series A ........................         5,000              607,962
                                                         --------------
FRANCE-2.7%
Carrefour, SA ......................           200              150,921
Sanofi, SA .........................         1,000              164,550
SEITA ..............................         2,000              125,201
Total, SA Cl.B......................         1,200              121,481
                                                         --------------
                                                                562,153
                                                         --------------

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
GERMANY-0.4%
ProSieben Media AG pfd..............         2,000       $       92,404
                                                         --------------
JAPAN-0.3%
Honda Motor Co. ....................         2,000               65,635
                                                         --------------
NETHERLANDS-0.6%
Akzo Nobel NV ......................         3,000              136,531
                                                         --------------
SPAIN-1.5%
Banco Bilbao Vizcaya, SA ...........         5,000               78,279
Tabacalera, SA Class A..............         5,000              125,950
Telefonica de Espana, SA ...........         2,500              110,998
   rights, expiring 1/30/99 (a).....         2,500                2,216
                                                         --------------
                                                                317,443
                                                         --------------
SWEDEN-0.7%
Astra AB Series A...................         7,000              142,588
                                                         --------------
SWITZERLAND-2.2%
Nestle, SA .........................            70              152,362
Novartis AG ........................            80              157,240
Zurich Allied AG ...................           200              148,067
                                                         --------------
                                                                457,669
                                                         --------------
UNITED KINGDOM-1.2%
Royal Bank of Scotland
   Group Plc .......................         5,000               81,741
United News & Media Plc ............         6,000               52,135
Vodafone Group Plc .................         7,000              113,740
                                                         --------------
                                                                247,616
                                                         --------------
Total Foreign Investments
   (cost $2,192,404)................                          2,699,876
                                                         --------------
Total Common Stocks & Other
   Investments
   (cost $9,589,668)................                         12,681,951
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DEBT OBLIGATIONS-16.0%
U.S. GOVERNMENT &
   AGENCY OBLIGATIONS-16.0%
U.S. Treasury Bonds
   5.25%, 11/15/28 .................    $      100       $      102,375
   6.125%, 11/15/27 ................           315              352,602
U.S. Treasury Notes
   4.25%, 11/15/03 .................           100               98,719
   5.625%, 5/15/08 .................           515              549,520
   5.75%, 8/15/03 ..................           260              271,497
   6.00%, 8/15/00 ..................           260              265,361
   6.375%, 5/15/99 .................           190              191,188
   6.50%, 8/31/01 ..................           460              481,059
   6.50%, 5/31/02 ..................           940              992,433
   6.875%, 5/15/06 .................            60               67,837
                                                         --------------
Total Debt Obligations
   (cost $3,344,937)................                          3,372,591
                                                         --------------
SHORT-TERM INVESTMENT-23.9%
TIME DEPOSIT-23.9%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $5,020,000)......                          5,020,000
                                                         --------------
TOTAL INVESTMENTS -100.2%
   (cost $17,954,605)...............                         21,074,542
Other assets less liabilities-(0.2%)                            (46,070)
                                                         --------------
NET ASSETS-100%.....................                     $   21,028,472
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-63.6%
FINANCE-11.9%
BANKING - MONEY CENTERS-4.7%
Bank One Corp. .....................         6,500       $      331,906
BankAmerica Corp. ..................        21,000            1,262,625
Chase Manhattan Corp. ..............        17,300            1,177,481
                                                         --------------
                                                              2,772,012
                                                         --------------
INSURANCE-0.5%
PennCorp Financial Group, Inc. .....         5,500                5,500
Travelers Property Casualty
   Corp. Cl.A ......................        10,400              322,400
                                                         --------------
                                                                327,900
                                                         --------------
MISCELLANEOUS-6.7%
Associates First Capital
   Corp. Cl.A ......................        11,400              483,075
Citigroup, Inc. ....................        24,800            1,227,600
Household International, Inc. ......        41,400            1,640,475
MBNA Corp. .........................        14,250              355,360
PMI Group, Inc. ....................         5,600              276,500
                                                         --------------
                                                              3,983,010
                                                         --------------
                                                              7,082,922
                                                         --------------
TECHNOLOGY-10.5%
COMMUNICATIONS EQUIPMENT-0.3%
Tellabs, Inc. (a) ..................         2,100              143,981
                                                         --------------
COMPUTER HARDWARE-1.1%
Compaq Computer Corp. ..............        16,000              671,000
                                                         --------------
COMPUTER SERVICES-3.7%
Electronic Data Systems
   Corp. ...........................        23,500            1,180,875
First Data Corp. ...................        31,600            1,001,325
                                                         --------------
                                                              2,182,200
                                                         --------------
COMPUTER SOFTWARE-1.3%
Computer Associates
   International, Inc. .............         3,500              149,188
Oracle Corp. (a) ...................        14,400              621,450
                                                         --------------
                                                                770,638
                                                         --------------
NETWORKING SOFTWARE-0.5%
Ascend Communications,
   Inc. (a) ........................         2,500              164,453
FORE Systems, Inc. (a) .............         8,600              157,219
                                                         --------------
                                                                321,672
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-1.7%
Altera Corp. (a) ...................        11,200              681,100
Atmel Corp. (a) ....................        22,300              340,772
                                                         --------------
                                                              1,021,872
                                                         --------------
MISCELLANEOUS-1.9%
Solectron Corp. (a) ................        12,200            1,133,837
                                                         --------------
                                                              6,245,200
                                                         --------------
HEALTH CARE-7.6%
BIOTECHNOLOGY-0.6%
Genzyme Corp. ......................         6,400              318,200
                                                         --------------
DRUGS-3.1%
Bristol-Myers Squibb Co. ...........        13,900            1,859,994
                                                         --------------
MEDICAL PRODUCTS-0.2%
Baxter International, Inc. .........         2,100              135,056
                                                         --------------
MEDICAL SERVICES-3.7%
Columbia HCA/Healthcare
   Corp. ...........................        23,400              579,150
PacifiCare Health Systems, Inc.
   Cl.B(a) .........................         6,000              476,812
Tenet Healthcare Corp. (a) .........        26,600              698,250
United Healthcare Corp. ............         9,800              422,013
                                                         --------------
                                                              2,176,225
                                                         --------------
                                                              4,489,475
                                                         --------------
CONSUMER SERVICES-7.2%
AIRLINES-0.6%
Northwest Airlines Corp.
   Cl.A (a) ........................         6,600              168,300
UAL Corp. (a) ......................         3,500              208,906
                                                         --------------
                                                                377,206
                                                         --------------
APPAREL-0.4%
Nautica Enterprises, Inc. (a) ......         8,300              123,722
Tommy Hilfiger Corp. (a) ...........         2,000              120,000
                                                         --------------
                                                                243,722
                                                         --------------
BROADCASTING & CABLE-1.5%
A.H. Belo Corp. Series A ...........        20,900              416,694
AirTouch Communications,
   Inc. (a) ........................         4,700              338,987
Scripps E.W. Co. ...................         2,700              134,325
                                                         --------------
                                                                890,006
                                                         --------------
ENTERTAINMENT & LEISURE-1.7%
Carnival Corp. Cl.A ................         4,000              192,000
Harley-Davidson, Inc. ..............         9,400              445,325
Mirage Resorts, Inc. (a) ...........        11,600              173,275
Royal Caribbean Cruises, Ltd. ......         6,000              222,000
                                                         --------------
                                                              1,032,600
                                                         --------------
PRINTING & PUBLISHING-0.6%
Donnelley (R.R.) & Sons Co. ........         7,400              324,213
                                                         --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE-2.4%
Dayton Hudson Corp. ................        17,100       $      927,675
Federated Department Stores,
   Inc. (a) ........................         8,700              378,994
Saks, Inc. (a) .....................         3,000               94,687
                                                         --------------
                                                              1,401,356
                                                         --------------
                                                              4,269,103
                                                         --------------
CONSUMER STAPLES-7.1%
BEVERAGES-0.1%
Coca-Cola Enterprises, Inc. ........         2,900              103,675
                                                         --------------
COSMETICS-1.4%
Avon Products, Inc. ................        12,800              566,400
Gillette Co. .......................         5,200              251,225
                                                         --------------
                                                                817,625
                                                         --------------
FOOD-1.7%
Campbell Soup Co. ..................         5,700              313,500
General Mills, Inc. ................         4,200              326,550
Tyson Foods, Inc. Cl.A .............        17,500              371,875
                                                         --------------
                                                              1,011,925
                                                         --------------
HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co. ..............         4,300              399,362
Procter & Gamble Co. ...............         1,500              136,969
                                                         --------------
                                                                536,331
                                                         --------------
TOBACCO-3.0%
Philip Morris Cos., Inc. ...........        22,600            1,209,100
RJR Nabisco Holdings Corp. .........        19,100              567,031
                                                         --------------
                                                              1,776,131
                                                         --------------
                                                              4,245,687
                                                         --------------
UTILITIES-6.8%
ELECTRIC & GAS UTILITIES-3.1%
Allegheny Energy, Inc. .............         5,400              186,300
CMS Energy Corp. ...................         9,200              445,625
Consolidated Edison, Inc. ..........         2,700              142,763
Duke Power Energy Corp. ............         2,100              134,531
Edison International ...............        13,300              370,737
FPL Group, Inc. ....................         5,000              308,125
GPU, Inc. ..........................         2,500              110,469
Pinnacle West Capital Corp. ........         3,800              161,025
                                                         --------------
                                                              1,859,575
                                                         --------------
TELEPHONE UTILITIES-3.7%
AT&T Corp. .........................        15,700            1,181,425
MCI WorldCom, Inc. (a) .............        13,826              992,448
                                                         --------------
                                                              2,173,873
                                                         --------------
                                                              4,033,448
                                                         --------------
ENERGY-5.6%
DOMESTIC INTEGRATED-1.7%
USX-Marathon Group .................        33,800            1,018,225
                                                         --------------
DOMESTIC PRODUCERS-0.8%
Apache Corp. .......................        12,900              326,531
Murphy Oil Corp. ...................         2,650              109,313
Union Pacific Resources
   Group, Inc. .....................         7,200               65,250
                                                         --------------
                                                                501,094
                                                         --------------
OIL SERVICES-2.6%
BJ Services Co. (a) ................        10,000              156,250
Halliburton Co. ....................        17,000              503,625
Noble Drilling Corp. (a) ...........        49,800              644,288
Transocean Offshore, Inc. ..........         8,500              227,906
                                                         --------------
                                                              1,532,069
                                                         --------------
MISCELLANEOUS-0.5%
AES Corp. (a) ......................         6,300              298,462
                                                         --------------
                                                              3,349,850
                                                         --------------
CAPITAL GOODS-3.3%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co. ...............         2,000              204,125
                                                         --------------
MACHINERY-0.3%
Case Corp. .........................         9,000              196,313
                                                         --------------
MISCELLANEOUS-2.6%
Allied-Signal, Inc. ................        15,300              677,981
United Technologies Corp. ..........         8,200              891,750
                                                         --------------
                                                              1,569,731
                                                         --------------
                                                              1,970,169
                                                         --------------
MULTI-INDUSTRY COMPANIES-2.6%
Honeywell, Inc. ....................         2,900              218,406
Tyco International, Ltd. ...........        13,200              995,775
U.S. Industries, Inc. ..............        18,600              346,425
                                                         --------------
                                                              1,560,606
                                                         --------------
BASIC INDUSTRIES-0.9%
CHEMICAL-0.8%
Praxair, Inc. ......................        13,000              458,250
                                                         --------------
CONTAINER-0.1%
Sealed Air Corp. (a) ...............         1,000               51,063
                                                         --------------
                                                                509,313
                                                         --------------
TRANSPORTATION-0.1%
RAILROAD-0.1%
Canadian Pacific, Ltd. (b) .........         3,200               60,400
                                                         --------------
Total Common Stocks
   (cost $33,381,462)...............                         37,816,173
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-25.6%
U.S. Treasury Notes
   5.50%, 2/15/08...................    $    1,500       $    1,589,535
   6.50%, 10/15/06..................         8,900            9,872,058
   7.25%, 8/15/04...................         3,355            3,771,758
                                                         --------------
Total U.S. Government Obligations
   (cost $14,125,896)...............                         15,233,351
                                                         --------------
SHORT-TERM INVESTMENT-11.0%
TIME DEPOSIT-11.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $6,555,000)......         6,555            6,555,000
                                                         --------------
TOTAL INVESTMENTS-100.2%
   (cost $54,062,358)...............                         59,604,524
Other assets less liabilities-(0.2%)                           (140,774)
                                                         --------------
NET ASSETS-100%.....................                     $   59,463,750
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-95.4%
FINANCE-17.9%
BANKING - MONEY CENTERS-7.0%
Bank One Corp. .....................        62,100       $    3,170,981
BankAmerica Corp. ..................       200,900           12,079,113
Chase Manhattan Corp. ..............       166,100           11,305,181
                                                         --------------
                                                             26,555,275
                                                         --------------
INSURANCE-1.6%
PennCorp Financial Group, Inc. .....        52,700               52,700
PMI Group, Inc. ....................        58,900            2,908,187
Travelers Property Casualty
   Corp. Cl.A ......................        99,300            3,078,300
                                                         --------------
                                                              6,039,187
                                                         --------------
REAL ESTATE-0.2%
ProLogis Trust .....................        37,090              769,618
                                                         --------------
MISCELLANEOUS-9.1%
Associates First Capital Corp.
   Cl.A ............................       108,800            4,610,400
Citigroup, Inc. ....................       234,100           11,587,950
Household International, Inc. ......       399,500           15,830,188
MBNA Corp. .........................       113,850            2,839,134
                                                         --------------
                                                             34,867,672
                                                         --------------
                                                             68,231,752
                                                         --------------
TECHNOLOGY-15.7%
COMMUNICATION EQUIPMENT-0.4%
Tellabs, Inc. (a) ..................        21,000            1,439,813
                                                         --------------
COMPUTER HARDWARE-1.7%
Compaq Computer Corp. ..............       152,700            6,403,856
                                                         --------------
COMPUTER SERVICES-5.5%
Electronic Data Systems Corp. ......       225,000           11,306,250
First Data Corp. ...................       301,700            9,560,119
                                                         --------------
                                                             20,866,369
                                                         --------------
COMPUTER SOFTWARE-1.9%
Computer Associates
   International, Inc. .............        33,400            1,423,675
Oracle Corp. (a) ...................       137,400            5,929,669
                                                         --------------
                                                              7,353,344
                                                         --------------
NETWORKING SOFTWARE-0.8%
Ascend Communications, Inc. (a) ....        24,100            1,585,328
FORE Systems, Inc. (a) .............        84,300            1,541,109
                                                         --------------
                                                              3,126,437
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-2.6%
Altera Corp. (a) ...................       112,000            6,811,000
Atmel Corp. (a) ....................       213,200            3,257,963
                                                         --------------
                                                             10,068,963
                                                         --------------
MISCELLANEOUS-2.8%
Solectron Corp. (a) ................       116,200           10,799,337
                                                         --------------
                                                             60,058,119
                                                         --------------
HEALTH CARE-11.4%
BIOTECHNOLOGY-0.8%
Genzyme Corp. (a) ..................        61,200            3,042,787
                                                         --------------
DRUGS-4.8%
Bristol-Myers Squibb Co. ...........       135,900           18,185,119
                                                         --------------
MEDICAL PRODUCTS-0.3%
Baxter International, Inc. .........        20,600            1,324,838
                                                         --------------
MEDICAL SERVICES-5.5%
Columbia HCA/Healthcare Corp. ......       223,900            5,541,525
PacifiCare Health Systems, Inc.
   Cl.B(a) .........................        57,400            4,561,506
Tenet Healthcare Corp. (a) .........       257,500            6,759,375
United Healthcare Corp. ............        93,700            4,034,956
                                                         --------------
                                                             20,897,362
                                                         --------------
                                                             43,450,106
                                                         --------------
CONSUMER STAPLES-10.6%
BEVERAGES-0.3%
Coca-Cola Enterprises, Inc. ........        28,000            1,001,000
                                                         --------------
COSMETICS-2.0%
Avon Products, Inc. ................       122,500            5,420,625
Gillette Co. .......................        48,700            2,352,819
                                                         --------------
                                                              7,773,444
                                                         --------------
FOOD-2.5%
Campbell Soup Co. ..................        55,800            3,069,000
General Mills, Inc. ................        39,500            3,071,125
Tyson Foods, Inc. Cl.A .............       167,200            3,553,000
                                                         --------------
                                                              9,693,125
                                                         --------------
HOUSEHOLD PRODUCTS-1.4%
Colgate-Palmolive Co. ..............        41,000            3,807,875
Procter & Gamble Co. ...............        14,500            1,324,031
                                                         --------------
                                                              5,131,906
                                                         --------------
TOBACCO-4.4%
Philip Morris Cos., Inc. ...........       216,000           11,556,000
RJR Nabisco Holdings Corp. .........       181,800            5,397,187
                                                         --------------
                                                             16,953,187
                                                         --------------
                                                             40,552,662
                                                         --------------
CONSUMER SERVICES-10.5%
AIRLINES-1.0%
Northwest Airlines Corp. Cl.A (a) ..        63,300            1,614,150
UAL Corp. (a) ......................        34,000            2,029,375
                                                         --------------
                                                              3,643,525
                                                         --------------
APPAREL-0.3%
Nautica Enterprises, Inc. (a) ......        79,700            1,188,028
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
BROADCASTING & CABLE-2.3%
A.H. Belo Corp. Series A ...........       199,000       $    3,967,562
AirTouch Communications, Inc. ......        47,300            3,411,513
Scripps E.W. Co. ...................        26,000            1,293,500
                                                         --------------
                                                              8,672,575
                                                         --------------
ENTERTAINMENT & LEISURE-2.6%
Carnival Corp. .....................        38,700            1,857,600
Harley-Davidson, Inc. ..............        91,100            4,315,863
Mirage Resorts, Inc. (a) ...........       111,100            1,659,556
Royal Caribbean Cruises, Ltd. ......        57,500            2,127,500
                                                         --------------
                                                              9,960,519
                                                         --------------
PRINTING & PUBLISHING-0.8%
Donnelley (R.R.) & Sons Co. ........        71,000            3,110,687
                                                         --------------
RETAIL - GENERAL MERCHANDISE-3.5%
Dayton Hudson Corp. ................       163,100            8,848,175
Federated Department Stores,
   Inc. (a) ........................        82,800            3,606,975
Saks, Inc. (a) .....................        29,900              943,719
                                                         --------------
                                                             13,398,869
                                                         --------------
                                                             39,974,203
                                                         --------------
UTILITIES-10.2%
ELECTRIC & GAS UTILITIES-4.7%
Allegheny Energy, Inc. .............        51,900            1,790,550
CMS Energy Corp. ...................        88,400            4,281,875
Consolidated Edison, Inc. ..........        25,600            1,353,600
Duke Power Energy Corp. ............        20,600            1,319,688
Edison International ...............       127,200            3,545,700
FPL Group, Inc. ....................        47,900            2,951,837
GPU, Inc. ..........................        23,700            1,047,244
Pinnacle West Capital Corp. ........        38,600            1,635,675
                                                         --------------
                                                             17,926,169
                                                         --------------
TELEPHONE UTILITIES-5.5%
AT&T Corp. .........................       153,494           11,550,423
MCI WorldCom, Inc. (a) .............       132,568            9,515,897
                                                         --------------
                                                             21,066,320
                                                         --------------
                                                             38,992,489
                                                         --------------
ENERGY-8.6%
DOMESTIC INTEGRATED-2.7%
USX-Marathon Group .................       338,500           10,197,312
                                                         --------------
DOMESTIC PRODUCERS-1.3%
Apache Corp. .......................       123,100            3,115,969
Murphy Oil Corp. ...................        25,550            1,053,937
Union Pacific Resources
   Group, Inc. .....................        70,600              639,813
                                                         --------------
                                                              4,809,719
                                                         --------------
OIL SERVICES-3.9%
BJ Services Co. (a) ................        96,600            1,509,375
Halliburton Co. ....................       167,500            4,962,187
Noble Drilling Corp. (a) ...........       480,900            6,221,644
Transocean Offshore, Inc. ..........        82,200            2,203,988
                                                         --------------
                                                             14,897,194
                                                         --------------
MISCELLANEOUS-0.7%
AES Corp. (a) ......................        60,300            2,856,713
                                                         --------------
                                                             32,760,938
                                                         --------------
CAPITAL GOODS-4.9%
ELECTRICAL EQUIPMENT-0.5%
General Electric Co. ...............        19,200            1,959,600
                                                         --------------
MACHINERY-0.5%
Case Corp. .........................        86,300            1,882,419
                                                         --------------
MISCELLANEOUS-3.9%
Allied-Signal, Inc. ................       146,000            6,469,625
United Technologies Corp. ..........        77,800            8,460,750
                                                         --------------
                                                             14,930,375
                                                         --------------
                                                             18,772,394
                                                         --------------
MULTI-INDUSTRY COMPANIES-3.8%
Honeywell, Inc. ....................        28,050            2,112,516
Tyco International, Ltd. ...........       121,200            9,143,025
U.S. Industries, Inc. ..............       179,100            3,335,737
                                                         --------------
                                                             14,591,278
                                                         --------------
BASIC INDUSTRIES-1.3%
CHEMICAL-1.2%
Praxair, Inc. ......................       123,000            4,335,750
                                                         --------------
CONTAINER-0.1%
Sealed Air Corp. (a) ...............         9,600              490,200
                                                         --------------
                                                              4,825,950
                                                         --------------
CONSUMER MANUFACTURING-0.3%
TEXTILE PRODUCTS-0.3%
Tommy Hilfiger Corp. (a) ...........        18,700            1,122,000
                                                         --------------
TRANSPORTATION-0.2%
RAILROAD-0.2%
Canadian Pacific, Ltd. (b) .........        42,900              809,738
                                                         --------------
Total Common Stocks
   (cost $322,755,982)..............                        364,141,629
                                                         --------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.3%
COMMERCIAL PAPER-5.3%
American Express Co.
   4.90%, 1/06/99...................    $    3,000       $    2,997,958
Ford Motor Credit Corp.
   4.91%, 1/07/99...................         7,700            7,693,699
   5.71%, 1/05/99...................         1,400            1,399,112
Prudential Funding Corp.
   4.75%, 1/04/99...................         8,000            7,996,833
                                                         --------------
Total Short-Term Investments
   (amortized cost $20,087,602).....                         20,087,602
                                                         --------------

                                                          U.S. $ Value
-----------------------------------------------------------------------
TOTAL INVESTMENTS-100.7%
   (cost $342,843,584)..............                     $  384,229,231
Other assets less liabilities-(0.7%)                         (2,614,890)
                                                         --------------
NET ASSETS-100%.....................                     $  381,614,341
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.0%
TECHNOLOGY-33.4%
COMMUNICATION SERVICES-1.7%
Nextel Communications, Inc.
   Cl.A (a) ........................       234,000       $    5,535,563
                                                         --------------
COMMUNICATIONS EQUIPMENT-5.0%
Global Telesystems Group,
   Inc. (a) ........................        64,900            3,614,119
Loral Space & Communications (a) ...       219,800            3,915,187
Sterling Commerce, Inc. (a) ........       196,789            8,855,505
                                                         --------------
                                                             16,384,811
                                                         --------------
COMPUTER HARDWARE-2.5%
International Business Machines
   Corp. ...........................        45,000            8,313,750
                                                         --------------
COMPUTER SERVICES-3.3%
Ceridian Corp. (a) .................       148,500           10,367,156
First Data Corp. ...................        11,000              348,563
                                                         --------------
                                                             10,715,719
                                                         --------------
COMPUTER SOFTWARE-7.1%
HBO & Co. ..........................       147,000            4,221,656
Network Associates, Inc. (a) .......       139,800            9,274,856
Sterling Software, Inc. (a) ........       360,200            9,747,913
                                                         --------------
                                                             23,244,425
                                                         --------------
ELECTRONICS-2.2%
Philips Electronics NV .............        23,000            1,556,812
SCI Systems, Inc. (a) ..............        98,500            5,688,375
                                                         --------------
                                                              7,245,187
                                                         --------------
NETWORKING SOFTWARE-3.6%
Cisco Systems, Inc. (a) ............       128,300           11,911,853
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-1.2%
Texas Instruments, Inc. ............        47,000            4,021,438
                                                         --------------
TELECOMMUNICATIONS-1.5%
Colt Telecom Group Plc (ADR) (a) ...        42,600            2,558,662
Esprit Telecom Group Plc
   (ADR) (a) .......................         2,600              122,687
Globalstar Telecommunications,
   Ltd. (a) ........................         5,200              105,138
Intermedia Communications,
   Inc. pfd. .......................        18,000              450,000
Millicom International Cellular,
   SA (a) ..........................        49,500            1,686,094
                                                         --------------
                                                              4,922,581
                                                         --------------
MISCELLANEOUS-5.3%
Ingram Micro, Inc. Cl.A (a) ........        30,900            1,077,638
Sanmina Corp. (a) ..................       179,100           11,171,362
Solectron Corp. (a) ................        57,300            5,325,319
                                                         --------------
                                                             17,574,319
                                                         --------------
                                                            109,869,646
                                                         --------------
FINANCE-24.7%
BANKING - MONEY CENTERS-2.9%
American Express Co. ...............        18,100            1,850,725
Automatic Common Exchange
   SecurityTrust II ................        25,000              381,250
Chase Manhattan Corp. ..............       106,440            7,244,572
                                                         --------------
                                                              9,476,547
                                                         --------------
BANKING - REGIONAL-4.4%
BankAmerica Corp. ..................        98,600            5,928,325
First Union Corp. ..................        45,000            2,736,562
Newcourt Credit Group, Inc. ........       162,100            5,663,369
                                                         --------------
                                                             14,328,256
                                                         --------------
INSURANCE-3.9%
American Bankers Insurance
   Group, Inc. .....................        47,000            2,273,625
American International
   Group, Inc. .....................       105,037           10,149,200
UNUM Corp. .........................         7,000              408,625
                                                         --------------
                                                             12,831,450
                                                         --------------
INVESTMENT COMPANY-3.2%
TCI Ventures Group Series A (a) ....       451,700           10,685,528
                                                         --------------
REAL ESTATE-2.5%
Entertainment Properties Trust .....        56,000              952,000
Humphrey Hospitality Trust, Inc. ...        99,100              947,644
JP Realty, Inc. ....................        78,000            1,530,750
Koger Equity, Inc. .................       100,000            1,718,750
Macerich Co. .......................        42,500            1,089,062
Spieker Properties, Inc. ...........        56,000            1,939,000
                                                         --------------
                                                              8,177,206
                                                         --------------

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MISCELLANEOUS-7.8%
Associates First Capital Corp.
   Cl.A ............................        81,000       $    3,432,375
Citigroup, Inc. ....................       190,499            9,429,701
Household International, Inc. ......        40,000            1,585,000
MBNA Corp. .........................       345,375            8,612,789
PMI Group, Inc. ....................        30,300            1,496,063
Providian Financial Corp. ..........        13,500            1,012,500
                                                         --------------
                                                             25,568,428
                                                         --------------
                                                             81,067,415
                                                         --------------
CONSUMER SERVICES-11.4%
AIRLINES-1.6%
Continental Airlines, Inc.
   Cl.B (a) ........................        57,000            1,909,500
Delta Air Lines, Inc. ..............        64,000            3,328,000
                                                         --------------
                                                              5,237,500
                                                         --------------
BROADCASTING & CABLE-2.8%
Tele-Communications, Inc. -
   LibertyMedia Group Cl.A (a) .....       111,055            5,118,941
Viacom, Inc. Cl.B (a) ..............        55,900            4,136,600
                                                         --------------
                                                              9,255,541
                                                         --------------
BUSINESS SERVICES-1.9%
Cendant Corp. (a) ..................       325,050            6,196,266
                                                         --------------
PRINTING & PUBLISHING-0.7%
Readers Digest Association, Inc. ...        90,000            2,340,000
                                                         --------------
RETAIL - GENERAL MERCHANDISE-4.4%
Home Depot, Inc. ...................        98,300            6,014,731
Office Depot, Inc. (a) .............        53,000            1,957,688
Tandy Corp. ........................        59,700            2,458,894
The Limited, Inc. ..................       136,300            3,969,737
                                                         --------------
                                                             14,401,050
                                                         --------------
                                                             37,430,357
                                                         --------------
UTILITIES-7.0%
TELEPHONE UTILITIES-7.0%
MCI WorldCom, Inc. (a) .............       303,784           21,805,996
Pacific Gateway Exchange, Inc. .....        22,200            1,067,681
                                                         --------------
                                                             22,873,677
                                                         --------------
HEALTH CARE-5.0%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
   3.75%, cv. pfd. (a) (b) .........         8,000              201,392
                                                         --------------
DRUGS-4.2%
Bristol-Myers Squibb Co. ...........        49,000            6,556,812
Merck & Co., Inc. ..................        30,900            4,563,544
Schering-Plough Corp. ..............        50,000            2,762,500
                                                         --------------
                                                             13,882,856
                                                         --------------
MEDICAL PRODUCTS-0.4%
Medtronic, Inc. ....................        15,200            1,128,600
                                                         --------------
MEDICAL SERVICES-0.3%
Columbia HCA/Healthcare Corp. ......        43,000            1,064,250
                                                         --------------
                                                             16,277,098
                                                         --------------
CAPITAL GOODS-3.1%
MACHINERY-3.1%
Mannesmann AG (c) ..................        90,025           10,317,278
                                                         --------------
BUSINESS SERVICES-3.0%
BROADCASTING & CABLE-2.4%
CBS Corp. ..........................       165,700            5,426,675
MediaOne Group, Inc. ...............        49,000            2,303,000
                                                         --------------
                                                              7,729,675
                                                         --------------
PRINTING & PUBLISHING-0.6%
News Corp., Ltd. (ADR) (d) .........        80,800            2,136,150
                                                         --------------
                                                              9,865,825
                                                         --------------
ENERGY-2.6%
OIL SERVICES-2.6%
Atlantic Richfield Co. .............       116,200            7,582,050
Gulf Canada Resources, Ltd. (e) ....       294,300              864,506
                                                         --------------
                                                              8,446,556
                                                         --------------
CONSUMER STAPLES-1.4%
TOBACCO-1.4%
Loews Corp. ........................        46,800            4,598,100
                                                         --------------
MULTI-INDUSTRY COMPANY-1.4%
Tyco International, Ltd. ...........        62,572            4,720,275
                                                         --------------
CONSUMER MANUFACTURING-0.6%
AUTO & RELATED-0.6%
Republic Industires, Inc. ..........       144,000            2,124,000
                                                         --------------
BASIC INDUSTRY-0.4%
CHEMICALS-0.4%
Engelhard Corp. ....................        67,000            1,306,500
                                                         --------------
Total Common & Preferred Stocks
   (cost $214,878,224)..............                        308,896,727
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
Company                                   (000)           U.S. $ Value
-----------------------------------------------------------------------
LONG-TERM DEBT SECURITIES-1.1%
COMMUNICATIONS EQUIPMENT-1.1%
Global Telesystems Group, Inc.
   5.75%, 7/01/10
   (cost $2,311,313)................    $    3,275       $    3,651,625
                                                         --------------

SHORT-TERM INVESTMENTS-7.0%
U.S. GOVERNMENT & AGENCIES-7.0%
Federal Home Loan Mortgage Corp.
   5.025%, 2/22/99..................         3,000            2,978,225
   5.10%, 1/14/99...................         2,700            2,695,027
Federal National Mortgage Assn.
   5.12%, 1/27/99...................         3,000            2,988,907
Student Loan Marketing Assn.
   4.28%, 1/04/99...................        14,300           14,294,900
                                                         --------------
Total Short-Term Investments
   (amortized cost $22,957,059).....                         22,957,059
                                                         --------------
TOTAL INVESTMENTS-102.1%
   (cost $240,146,596)..............                        335,505,411
Other assets less liabilities-(2.1%)                         (6,823,966)
                                                         --------------
NET ASSETS-100%.....................                     $  328,681,445
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of this security amounted to $201,392 or 0.06% of net assets.

(c)   German holding.

(d)   Country of origin--Australia.

(e)   Country of origin--Canada.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

INTERNATIONAL  PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS &
    OTHER INVESTMENTS-93.0%
AUSTRALIA-0.6%
Coca Cola Amatil ...................       112,000       $      417,280
                                                         --------------
BRAZIL-1.1%
Telecomunicacoes Brasileiras,
   SA (ADR) ........................        10,000              726,875
CANADA-3.0%
Newcourt Credit Group, Inc. ........        27,000              945,044
Northern Telecom, Ltd. .............        20,000            1,002,290
                                                         --------------
                                                              1,947,334
                                                         --------------
FINLAND-7.8%
Nokia AB OYJ Corp. Series A ........        35,400            4,304,374
Orion-Yhtymae OY Cl.B ..............        33,000              792,155
                                                         --------------
                                                              5,096,529
                                                         --------------
FRANCE-8.7%
Lafarge SA .........................        10,000              949,741
Sanofi SA ..........................         8,600            1,415,132
Schneider SA .......................        14,700              891,307
SEITA ..............................        25,000            1,565,015
Total, SA Cl.B .....................         8,200              830,120
                                                         --------------
                                                              5,651,315
                                                         --------------
GERMANY-5.1%
Hornbach Holding AG pfd. ...........         3,800              225,729
Merck KGAA .........................        15,000              675,027
ProSieben Media AG pfd. ............        19,300              891,696
Volkswagen AG ......................        12,000              957,638
Wella AG pfd. ......................           700              583,823
                                                         --------------
                                                              3,333,913
                                                         --------------
HONG KONG-0.1%
Dickson Concepts International,
   Ltd. ............................        80,000               61,955
                                                         --------------
ITALY-4.6%
ENI SpA ............................        84,000              548,671
Telecom Italia SpA .................       167,000            1,424,113
Union Credito Italiano SpA .........       175,000            1,036,696
                                                         --------------
                                                              3,009,480
                                                         --------------
JAPAN-19.3%
Bank of Tokyo-Mitsubishi ...........        49,000              507,121
Bridgestone Corp. ..................        40,000              907,563
Canon, Inc. ........................        35,000              747,678
Credit Saison Co. ..................        35,500              874,547
Daito Trust Construction Co.,
   Ltd. ............................        40,000              346,395
Daiwa Securities Co., Ltd. .........       170,000              580,451
Familymart Co. .....................        16,100              803,220
Fuji Photo Film Co. ................        20,000              743,034
Honda Motor Co. ....................        26,000              853,251
Japan Tobacco, Inc. ................            70              699,690
Kao Corp. ..........................        23,000              518,797
Nintendo Corp. Ltd. ................         3,000              290,579
NTT Mobile Communications ..........            20              822,645
Orix Corp. .........................         5,000              373,286
Shiseido Co., Ltd. .................        28,000              359,628
Sony Corp. .........................        11,300              822,636
Takeda Chemical Industries .........         7,000              269,350
TDK Corp. ..........................         7,000              639,629
Tokai Bank .........................        56,000              264,520
Yamanouchi Pharmaceutical
   Co., Ltd. .......................        36,000            1,159,133
                                                         --------------
                                                             12,583,153
                                                         --------------
NETHERLANDS-8.6%
Ahold Koninklijke NV ...............        35,800            1,322,468
Akzo Nobel NV ......................        45,000            2,047,959
ING Groep NV .......................        26,000            1,584,606
KLM Royal Dutch Air NV .............        20,000              604,673
                                                         --------------
                                                              5,559,706
                                                         --------------
SPAIN-6.8%
Banco Bilbao Vizcaya, SA ...........        45,000              704,510
Tabacalera, SA Series A ............        75,000            1,889,249
Telefonica de Espana ...............        40,000            1,775,964
   rights, expiring 1/30/99 (a) ....        40,000               35,463
                                                         --------------
                                                              4,405,186
                                                         --------------
SWEDEN-3.5%
Astra AB Series A ..................        30,000              611,092
Autoliv, Inc. ......................        17,400              623,203
Forenings Sparbanken AB
   Series A ........................        39,000            1,008,025
                                                         --------------
                                                              2,242,320
                                                         --------------
SWITZERLAND-7.6%
Nestle, SA .........................         1,100            2,394,264
Zurich Allied AG (a) ...............         3,400            2,517,143
                                                         --------------
                                                              4,911,407
                                                         --------------
UNITED KINGDOM-16.2%
Bank of Scotland ...................       110,767            1,325,008
British Airways Plc ................        50,000              343,911
Compass Group Plc ..................        50,000              570,693
Diageo Plc .........................       180,000            1,996,179
Dixons Group Plc ...................        61,000              857,385

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
Granada Group Plc ..................        32,000       $      560,891
Ladbroke Group Plc .................       120,000              482,472
Misys Plc ..........................        68,000              499,352
Reuters Group Plc ..................        42,000              443,097
Royal Bank of Scotland Group Plc ...        40,000              653,929
Standard Chartered Bank ............        29,900              346,739
Tomkins Plc ........................       210,000              997,840
United News Media Plc ..............        79,600              691,656
Vodafone Group Plc .................        47,600              773,431
                                                         --------------
                                                             10,542,583
                                                         --------------
Total Common Stocks & Other
   Investments
   (cost $53,864,692)...............                         60,489,036
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-5.4%
TIME DEPOSIT-5.4%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $3,519,000)......    $    3,519       $    3,519,000
                                                         --------------
TOTAL INVESTMENTS-98.4%
   (cost $57,383,692)...............                         64,008,036
Other assets less liabilities-1.6%..                          1,043,757
                                                         --------------
NET ASSETS-100%.....................                     $   65,051,793
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-96.0%
TECHNOLOGY-31.0%
COMMUNICATIONS EQUIPMENT-10.1%
EMC Corp. (a) ......................       435,900       $   37,051,500
Lucent Technologies, Inc. ..........       207,342           22,807,620
Nokia Corp. (ADR) (b) ..............       545,600           65,710,700
                                                         --------------
                                                            125,569,820
                                                         --------------
COMPUTER HARDWARE-7.8%
Compaq Computer Corp. ..............       431,700           18,104,418
Dell Computer Corp. (a) ............       860,000           62,968,125
International Business
   Machines Corp. ..................        23,500            4,341,625
Sun Microsystems, Inc. (a) .........       147,900           12,654,694
                                                         --------------
                                                             98,068,862
                                                         --------------
COMPUTER SOFTWARE-3.7%
HBO & Co. ..........................       773,000           22,199,594
Microsoft Corp. (a) ................       173,700           24,062,878
                                                         --------------
                                                             46,262,472
                                                         --------------
NETWORKING SOFTWARE-6.3%
America Online, Inc. ...............       108,500           17,360,000
Cisco Systems, Inc. (a) ............       657,900           61,081,903
                                                         --------------
                                                             78,441,903
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-2.5%
Intel Corp. ........................       260,600           30,889,244
                                                         --------------
MISCELLANEOUS-0.6%
AMP, Inc. ..........................       152,000            7,913,500
                                                         --------------
                                                            387,145,801
                                                         --------------
CONSUMER SERVICES-24.6%
AIRLINES-3.4%
Continental Airlines, Inc. (a) .....       128,000            4,288,000
Delta Air Lines, Inc. ..............       207,400           10,784,800
KLM Royal Dutch Air ................       125,776            3,773,280
Northwest Airlines Corp.
   Cl.A (a) ........................       345,660            8,814,330
UAL Corp. (a) ......................       254,500           15,190,469
                                                         --------------
                                                             42,850,879
                                                         --------------
BROADCASTING & CABLE-5.8%
AirTouch Communications,
   Inc. (a) ........................       729,400           52,607,975
Tele-Communications, Inc. -
   LibertyMedia Group Cl.A (a) .....       427,405           19,700,699
                                                         --------------
                                                             72,308,674
                                                         --------------
ENTERTAINMENT & LEISURE-1.4%
Walt Disney Co. ....................       592,800           17,784,000
                                                         --------------
PRINTING & PUBLISHING-0.5%
Gannett Co., Inc. ..................        99,000            6,385,500
                                                         --------------
RETAIL - GENERAL MERCHANDISE-13.5%
Dayton Hudson Corp. ................       526,300           28,551,775
Gap, Inc. ..........................       312,200           17,561,250
Home Depot, Inc. ...................       957,298           58,574,671
Kohl's Corp. (a) ...................       268,600           16,502,112
Lowes Cos., Inc. ...................       110,600            5,661,338
Wal-Mart Stores, Inc. ..............       500,800           40,783,900
                                                         --------------
                                                            167,635,046
                                                         --------------
                                                            306,964,099
                                                         --------------
FINANCE-14.4%
BANKING - MONEY CENTERS-2.6%
BankAmerica Corp. ..................       289,567           17,410,216
Fifth Third Bancorp ................        84,200            6,007,144
U.S. Bancorp .......................       245,200            8,704,600
                                                         --------------
                                                             32,121,960
                                                         --------------
BROKERAGE & MONEY MANAGEMENT-1.9%
Merrill Lynch & Co., Inc. ..........       135,400            9,037,950
Morgan Stanley, Dean Witter
   and Co. .........................       207,355           14,722,205
                                                         --------------
                                                             23,760,155
                                                         --------------
INSURANCE-1.5%
American International Group,
   Inc. ............................       122,775           11,863,134
Progressive Corp. ..................        41,300            6,995,188
                                                         --------------
                                                             18,858,322
                                                         --------------
MORTGAGE BANKING-4.1%
Federal Home Loan Mortgage Corp. ...       397,300           25,601,019
Federal National Mortgage Assn. ....       219,500           16,243,000
Washington Mutual, Inc. ............       241,640            9,227,627
                                                         --------------
                                                             51,071,646
                                                         --------------
MISCELLANEOUS-4.3%
Associates First Capital Corp.
   Cl.A ............................       268,056           11,358,873
Citigroup, Inc. ....................       226,050           11,189,475
MBNA Corp. .........................     1,247,050           31,098,309
                                                         --------------
                                                             53,646,657
                                                         --------------
                                                            179,458,740
                                                         --------------
HEALTH CARE-11.9%
DRUGS-10.1%
Bristol-Myers Squibb Co. ...........       223,500           29,907,093
Merck & Co., Inc. ..................       121,700           17,973,569
Pfizer, Inc. .......................       334,400           41,946,300
Schering-Plough Corp. ..............       403,800           22,309,950
Warner-Lambert Co. .................       189,300           14,232,994
                                                         --------------
                                                            126,369,906
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MEDICAL PRODUCTS-0.5%
Medtronic, Inc. ....................        73,800       $    5,479,650
                                                         --------------
MEDICAL SERVICES-1.3%
IMS Health, Inc. ...................       216,200           16,309,588
                                                         --------------
                                                            148,159,144
                                                         --------------
CONSUMER STAPLES-5.1%
COSMETICS-0.4%
Gillette Co. .......................       104,500            5,048,656
                                                         --------------
FOOD-0.4%
Coca-Cola Co. ......................        69,600            4,654,500
                                                         --------------
HOUSEHOLD PRODUCTS-1.0%
Colgate-Palmolive Co. ..............       136,500           12,677,438
                                                         --------------
RETAIL - FOOD & DRUG-1.4%
Kroger Co. (a) .....................       199,600           12,075,800
Rite Aid Corp. .....................        99,000            4,906,688
                                                         --------------
                                                             16,982,488
                                                         --------------
TOBACCO-1.9%
Philip Morris Cos., Inc. ...........       454,273           24,303,605
                                                         --------------
                                                             63,666,687
                                                         --------------
MULTI-INDUSTRY COMPANY-3.2%
Tyco International, Ltd. ...........       521,800           39,363,287
                                                         --------------
CAPITAL GOODS-2.6%
AUTO & RELATED-0.6%
Ford Motor Co. .....................       127,000            7,453,313
                                                         --------------
ELECTRICAL EQUIPMENT-0.9%
General Electric Co. ...............       106,400           10,859,450
                                                         --------------
MISCELLANEOUS-1.1%
United Technologies Corp. ..........       134,000           14,572,500
                                                         --------------
                                                             32,885,263
                                                         --------------
UTILITY-2.6%
TELEPHONE UTILITY-2.6%
MCI WorldCom, Inc. (a) .............       457,819           32,862,820
                                                         --------------
ENERGY-0.6%
OIL SERVICE-0.6%
Schlumberger, Ltd. .................       158,326            7,302,787
                                                         --------------
Total Common Stocks
   (cost $816,101,223)..............                      1,197,808,628
                                                         --------------
                                        Shares, or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-4.6%
COMMERCIAL PAPER-4.4%
General Electric Capital Corp.
   5.40%, 1/04/99...................    $   55,198           55,173,161
                                                         --------------
TIME DEPOSIT-0.2%
State Street Cayman Islands
   4.50%, 1/04/99...................         1,684            1,684,000
                                                         --------------
Total Short-Term Investments
   (amortized cost $56,857,161).....                         56,857,161
                                                         --------------
TOTAL INVESTMENTS-100.6%
   (cost $872,958,384)..............                      1,254,665,789
Other assets less liabilities-(0.6%)                         (7,411,519)
                                                         --------------
NET ASSETS-100%.....................                     $1,247,254,270
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Finland.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-77.3%
CONSUMER PRODUCTS & SERVICES-36.6%
AIRLINES-5.4%
Alaska Air Group, Inc. (a) .........        59,500       $    2,632,875
America West Airlines, Inc.
   Cl.B (a) ........................       104,200            1,771,400
Mesa Air Group, Inc. (a) ...........        61,500              480,469
                                                         --------------
                                                              4,884,744
                                                         --------------
APPAREL-1.7%
Tommy Hilfiger Corp. (a) ...........        25,800            1,548,000
                                                         --------------
BROADCASTING & CABLE-1.7%
Sinclair Broadcast Group, Inc.
   Cl.A (a) ........................        44,500              880,266
Young Broadcasting Corp.
   Cl.A (a) ........................        16,900              706,103
                                                         --------------
                                                              1,586,369
                                                         --------------
BUSINESS SERVICES-2.6%
Carey International, Inc. (a) ......        45,800              807,225
FirstService Corp. (a) .............        32,200              384,388
TeleSpectrum Worldwide, Inc. (a) ...       122,500            1,202,031
                                                         --------------
                                                              2,393,644
                                                         --------------
ENTERTAINMENT & LEISURE-5.9%
Bally Total Fitness Holding
   Corp.(a) ........................        51,000            1,268,625
N2K, Inc. (a) ......................        16,100              209,803
Premier Parks, Inc. (a) ............        86,900            2,628,725
Sunterra Corp. (a) .................        81,100            1,216,500
                                                         --------------
                                                              5,323,653
                                                         --------------
FOOD SERVICES & LODGING-0.3%
Merkert American Corp. (a) .........        15,700              238,444
                                                         --------------
FUNERAL SERVICES-0.8%
Carriage Services, Inc. Cl.A (a) ...        26,600              756,437
                                                         --------------
RESTAURANTS & LODGING-1.4%
Florida Panthers Holdings, Inc.
   Cl.A (a) ........................        42,700              397,644
MeriStar Hospitality Corp. .........        45,900              852,018
                                                         --------------
                                                              1,249,662
                                                         --------------
RETAILING-15.0%
Budget Group, Inc. Cl.A (a) ........       123,800            1,965,325
Callaway Golf Co. ..................        19,900              203,975
Circuit City Stores, Inc.-
   Car Max Group (a) ...............       128,000              696,000
Furniture Brands International,
   Inc. (a) ........................        37,700            1,027,325
Industrie Natuzzi SpA (ADR) (b) ....        58,700            1,460,163
Mens Wearhouse, Inc. (a) ...........        28,350              893,025
Movado Group, Inc. .................        29,600              778,850
Sports Authority, Inc. (a) .........        98,400              516,600
Stage Stores, Inc. (a) .............        74,700              700,313
Tiffany & Co. ......................        42,100            2,183,937
Transport World Entertainment
   Corp. (a) .......................        25,050              476,733
United Rentals, Inc. (a) ...........        43,800            1,450,875
Venator Group, Inc. (a) ............       114,300              735,806
Whole Foods Market, Inc. (a) .......        11,800              572,300
                                                         --------------
                                                             13,661,227
                                                         --------------
MISCELLANEOUS-1.8%
Central Garden & Pet Co. (a) .......        42,100              610,450
Century Business Services,
   Inc. (a) ........................        72,300            1,041,572
                                                         --------------
                                                              1,652,022
                                                         --------------
                                                             33,294,202
                                                         --------------
TECHNOLOGY-10.7%
COMMUNICATIONS EQUIPMENT-1.3%
Comverse Technology, Inc. (a) ......        16,200            1,149,694
                                                         --------------
COMPUTER HARDWARE-1.4%
Apex PC Solutions, Inc. (a) ........        44,100            1,267,875
                                                         --------------
COMPUTER SOFTWARE & SERVICES-5.4%
Checkfree Corp. (a) ................        41,600              969,800
DBT Online, Inc. (a) ...............        46,500            1,159,594
Engineering Animation, Inc. (a) ....        10,600              571,406
Harbinger Corp. (a) ................        66,000              530,062
IMRglobal Corp. (a) ................        15,600              459,712
Preview Travel, Inc. (a) ...........        16,900              312,122
Saville Systems Plc (ADR) (a) (c)           12,100              229,522
Transaction Systems Architects,
   Inc. (a) ........................        14,000              704,375
                                                         --------------
                                                              4,936,593
                                                         --------------
SEMI-CONDUCTOR EQUIPMENT-0.9%
Uniphase Corp. (a) .................         4,000              277,750
Vitesse Semiconductor Corp. (a) ....        12,800              583,200
                                                         --------------
                                                                860,950
                                                         --------------
TELECOMMUNICATIONS-1.5%
GST Telecommunications, Inc. (a) ...        42,000              276,938
Millicom International Cellular,
   SA (a) (d) ......................        31,000            1,055,937
                                                         --------------
                                                              1,332,875
                                                         --------------
MISCELLANEOUS-0.2%
Excalibur Technologies
   Corp. (a) .......................        27,400              170,394
                                                         --------------
                                                              9,718,381
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
BASIC INDUSTRIES-9.6%
BUILDING & RELATED-0.4%
Associate Materials, Inc. (a) ......        32,300       $      391,638
                                                         --------------
METAL HARDWARE-2.6%
Bethlehem Steel Corp. (a) ..........       279,900            2,344,162
                                                         --------------
TEXTILE PRODUCTS-3.1%
Mohawk Industries, Inc. (a) ........        67,050            2,820,291
                                                         --------------
TRANSPORTATION & SHIPPING-3.5%
Consolidated Freightways
   Corp. (a) .......................       105,600            1,696,200
OMI Corp. (a) ......................       218,700              710,775
Teekay Shipping Corp. ..............        41,800              786,362
                                                         --------------
                                                              3,193,337
                                                         --------------
                                                              8,749,428
                                                         --------------
FINANCIAL SERVICES-8.5%
BROKERAGE & MONEY MANAGEMENT-2.4%
Legg Mason, Inc. ...................        67,900            2,143,094
                                                         --------------
INSURANCE-0.6%
Reinsurance Group of America,
   Inc. ............................         8,600              522,450
                                                         --------------
REAL ESTATE-5.5%
Chelsea GCA Realty, Inc. ...........        64,900            2,312,062
Glenborough Realty Trust, Inc. .....        40,900              833,338
Golf Trust of America, Inc. ........        15,500              430,125
Taubman Centers, Inc. ..............       106,200            1,460,250
                                                         --------------
                                                              5,035,775
                                                         --------------
                                                              7,701,319
                                                         --------------
HEALTH CARE-5.3%
BIOTECHNOLOGY-2.3%
GelTex Pharmaceuticals, Inc. (a) ...        60,510            1,369,039
MedImmune, Inc. (a) ................         6,600              657,937
                                                         --------------
                                                              2,026,976
                                                         --------------
DRUGS, HOSPITAL SUPPLIES & MEDICAL
   SERVICES-3.0%
Aradigm Corp. (a) ..................        43,500              541,031
St. Jude Medical, Inc. (a) .........        13,700              379,319
Synetic, Inc. (a) ..................        16,900              741,488
Veterinary Centers of America,
   Inc. (a) ........................        34,400              686,925
Novoste Corp. (a) ..................        14,200              395,825
                                                         --------------
                                                              2,744,588
                                                         --------------
                                                              4,771,564
                                                         --------------
CONSUMER MANUFACTURING-4.4%
AUTO & RELATED-4.4%
Dollar Thrifty Automotive
   Group, Inc. (a) .................        93,800            1,207,675
Group 1 Automotive, Inc. (a) .......        61,400            1,596,400
Monaco Coach Corp. (a) .............        46,500            1,232,250
                                                         --------------
                                                              4,036,325
                                                         --------------
ENERGY-2.2%
OIL & GAS SERVICES-2.2%
Parker Drilling Co. (a) ............        97,600              311,100
Southern Union Co. .................        68,926            1,680,071
                                                         --------------
                                                              1,991,171
                                                         --------------
Total Common Stocks
   (cost $71,965,715)...............                         70,262,390
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-25.4%
U.S. GOVERNMENT & AGENCIES-25.4%
Federal Home Loan Mortgage Corp.
   5.025%, 2/22/99..................    $    3,000            2,978,225
   5.10%, 1/14/99...................         2,700            2,695,027
Federal National Mortgage Assn.
   5.12%, 1/27/99...................         3,000            2,988,907
Student Loan Marketing Assn.
   4.28%, 1/04/99...................        14,400           14,394,864
                                                         --------------
Total Short-Term Investments
   (amortized cost $23,057,023).....                         23,057,023
                                                         --------------
TOTAL INVESTMENTS-102.7%
   (cost $95,022,738)...............                         93,319,413
Other assets less liabilities-(2.7%)                         (2,449,175)
                                                         --------------
NET ASSETS-100%.....................                     $   90,870,238
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Country of origin--Italy.

(c)   Country of origin--Ireland.

(d)   Country of origin--Luxembourg.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-94.6%
REAL ESTATE INVESTMENT TRUSTS-94.6%
APARTMENTS-8.0%
Avalon Bay Communities, Inc. .......        18,934       $      648,489
Essex Property Trust, Inc. .........        14,300              425,425
Irvine Apartment Communities,
   Inc. ............................         9,100              290,063
                                                         --------------
                                                              1,363,977
                                                         --------------
DIVERSIFIED-13.8%
Correctional Properties Trust ......        20,600              372,087
Entertainment Properties Trust .....        27,100              460,700
Glenborough Realty Trust, Inc. .....        29,200              594,950
Golf Trust of America, Inc. ........        12,900              357,975
Vornado Realty Trust ...............        17,100              577,125
                                                         --------------
                                                              2,362,837
                                                         --------------
HOTELS & RESTAURANTS-8.8%
Innkeepers USA Trust ...............        29,700              350,831
MeriStar Hospitality Corp. .........        27,378              508,204
Patriot American Hospitality,
   Inc. ............................        40,500              243,000
Starwood Hotels & Resorts ..........        17,200              390,225
                                                         --------------
                                                              1,492,260
                                                         --------------
OFFICE-23.8%
Arden Realty Group, Inc. ...........        26,200              607,512
Boston Properties, Inc. ............        13,400              408,700
Cornerstone Properties, Inc. .......        41,100              642,187
Crescent Real Estate Equities Co. ..        24,300              558,900
Equity Office Properties Trust .....        35,100              842,400
Mack-Cali Realty Corp. .............        10,900              336,538
SL Green Realty Corp. ..............        31,200              674,700
                                                         --------------
                                                              4,070,937
                                                         --------------
OFFICE - INDUSTRIAL MIX-14.1%
Brandywine Realty Trust ............        25,800              461,175
Duke Realty Investments, Inc. ......        14,500              337,125
Great Lakes REIT, Inc. .............        13,200              207,075
Highwoods Properties, Inc. .........        16,400              422,300
Reckson Associates Realty Corp. ....        22,100              490,344
Spieker Properties, Inc. ...........        14,200              491,675
                                                         --------------
                                                              2,409,694
                                                         --------------
REGIONAL MALLS-5.6%
Macerich Co. .......................        19,600              502,250
Mills Corp. ........................        22,700              451,163
                                                         --------------
                                                                953,413
                                                         --------------
SHOPPING CENTERS-11.1%
Burnham Pacific Properites, Inc. ...        28,000              337,750
New Plan Excel Realty Trust, Inc. ..        14,620              324,381
Pacific Retail Trust Co. (a) (b)....        19,000              202,920
Pan Pacific Retail Properties,
   Inc. ............................        33,900              675,881
Prime Retail, Inc. .................        36,000              353,250
                                                         --------------
                                                              1,894,182
                                                         --------------
STORAGE-3.5%
Public Storage, Inc. ...............        22,300              603,494
WAREHOUSE & INDUSTRIAL-5.9%
Cabot Industrial Trust .............        22,600              461,888
ProLogis Trust .....................        26,400              547,800
                                                         --------------
                                                              1,009,688
                                                         --------------
Total Common Stocks
   (cost $19,178,222)...............                         16,160,482
                                                         --------------
                                        Shares, or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.9%
TIME DEPOSIT-3.9%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $658,000)........    $      658              658,000
                                                         --------------
TOTAL INVESTMENTS-98.5%
   (cost $19,836,222)...............                         16,818,482
Other assets less liabilities-1.5%..                            261,077
                                                         --------------
NET ASSETS-100%.....................                     $   17,079,559
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Illiquid security valued at fair market value (see Note A).

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-91.0%
TECHNOLOGY-88.6%
COMMUNICATIONS EQUIPMENT-6.0%
Motorola, Inc. .....................        34,000       $    2,076,125
Nokia Corp. (ADR) (a) ..............        34,000            4,094,875
Uniphase Corp. (b) .................        23,600            1,638,725
                                                         --------------
                                                              7,809,725
                                                         --------------
COMPUTER HARDWARE-10.1%
Apex PC Solutions, Inc. (b) ........        30,300              871,125
Compaq Computer Corp. ..............       141,600            5,938,350
Dell Computer Corp. (b) ............        86,800            6,355,388
                                                         --------------
                                                             13,164,863
                                                         --------------
COMPUTER PERIPHERALS-2.6%
Lexmark International Group,
   Inc. (b) ........................        33,700            3,386,850
                                                         --------------
COMPUTER SERVICES-12.1%
Ceridian Corp. (b) .................        29,000            2,024,563
Computer Sciences Corp. ............        48,200            3,105,887
Convergys Corp. (b) ................        13,300              297,588
DST Systems, Inc. (b) ..............        43,125            2,460,820
Fiserv, Inc. (b) ...................        46,000            2,364,687
Galileo International, Inc. ........        49,000            2,131,500
Gartner Group, Inc. Cl.A (b) .......        41,000              871,250
SunGard Data Systems, Inc. (b) .....        65,200            2,587,625
                                                         --------------
                                                             15,843,920
                                                         --------------
COMPUTER SOFTWARE-14.7%
Actuate Software Corp. (b) .........         1,200               23,775
BEA Systems, Inc. (b) ..............        20,000              245,625
HBO & Co. ..........................       167,000            4,796,031
I2 Technologies, Inc. (b) ..........         8,000              242,750
Interplay Entertainment Corp. (b) ..        33,000               58,266
Intuit, Inc. (b) ...................        61,700            4,473,250
J.D. Edwards & Co. (b) .............        14,300              406,209
Microsoft Corp. (b) ................        23,700            3,283,191
Network Associates, Inc. (b) .......        72,200            4,790,019
New Era of Networks, Inc. (b) ......        13,300              583,537
Rational Software Corp. (b) ........        11,500              304,750
                                                         --------------
                                                             19,207,403
                                                         --------------
NETWORKING SOFTWARE-15.3%
3Com Corp. (b) .....................        45,000       $    2,017,969
America Online, Inc. ...............        61,200            9,792,000
Cisco Systems, Inc. (b) ............        88,500            8,216,672
                                                         --------------
                                                             20,026,641
                                                         --------------
SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.2%
Amkor Technology, Inc. (b) .........        69,100              749,303
Applied Materials, Inc. (b) ........        36,300            1,550,691
KLA-Tencor Corp. (b) ...............        36,900            1,601,690
Teradyne, Inc. (b) .................        36,600            1,550,925
                                                         --------------
                                                              5,452,609
                                                         --------------
SEMI-CONDUCTOR COMPONENTS-12.6%
Altera Corp. (b) ...................        64,300            3,910,244
Intel Corp. ........................        32,400            3,840,412
Micron Technology, Inc. (b) ........        26,800            1,355,075
PMC-Sierra, Inc. (b) ...............        31,100            1,960,272
Texas Instruments, Inc. ............        34,300            2,934,794
Xilinx, Inc. (b) ...................        36,400            2,369,413
                                                         --------------
                                                             16,370,210
                                                         --------------
MISCELLANEOUS-11.0%
Ingram Micro, Inc. Cl.A (b) ........        61,600            2,148,300
Sanmina Corp. (b) ..................        80,850            5,043,019
Solectron Corp. (b) ................        62,300            5,790,006
Tech Data Corp. (b) ................        35,500            1,426,656
                                                         --------------
                                                             14,407,981
                                                         --------------
                                                            115,670,202
                                                         --------------
UTILITY-1.7%
TELEPHONE UTILITY-1.7%
MCI WorldCom, Inc. (b) .............        31,400            2,253,931
                                                         --------------
CONSUMER SERVICES-0.7%
ADVERTISING-0.5%
DoubleClick, Inc. (b) ..............        15,400              684,337
                                                         --------------
MISCELLANEOUS-0.2%
Equifax, Inc. ......................         8,000              273,500
                                                         --------------
                                                                957,837
                                                         --------------
Total Common Stocks
   (cost $68,206,319)...............                        118,881,970
                                                         --------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-9.1%
COMMERCIAL PAPER-9.1%
American Express Credit Corp.
   5.00%, 1/05/99 ..................    $    2,300       $    2,298,722
   5.70%, 1/04/99 ..................         1,600            1,599,240
Ford Motor Credit Corp.
   5.41%, 1/06/99 ..................         4,500            4,496,619
General Electric Capital Corp.
   5.68%, 1/12/99 ..................         3,500            3,493,926
                                                         --------------
Total Short-Term Investments
   (amortized cost $11,888,507).....                         11,888,507
                                                         --------------

                                                          U.S. $ Value
-----------------------------------------------------------------------
TOTAL INVESTMENTS-100.1%
   (cost $80,094,826)...............                     $  130,770,477
Other assets less liabilities-(0.1%)                           (168,815)
                                                         --------------
NET ASSETS-100%.....................                     $  130,601,662
                                                         ==============

--------------------------------------------------------------------------------
(a)   Country of origin--Finland.

(b)   Non-income producing security.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON & PREFERRED STOCKS-90.0%
UNITED STATES INVESTMENTS-82.9%
UTILITIES-60.1%
ELECTRIC & GAS UTILITIES-28.3%
AGL Resources, Inc. ................         6,100       $      140,681
American Electric Power, Inc. ......        16,900              795,356
CINergy Corp. ......................        22,100              759,688
CMS Energy Corp. ...................        18,400              891,250
Consolidated Edison, Inc. ..........        30,500            1,612,687
DPL, Inc. ..........................        21,000              454,125
FPL Group, Inc. ....................        10,200              628,575
GPU, Inc. ..........................        30,000            1,325,625
Illinova Corp. .....................        28,000              700,000
KeySpan Energy Corp. (a) ...........         4,600              142,600
MCN Corp. ..........................         4,600               87,688
New Jersey Resources Corp. .........         4,400              173,800
NIPSCO Industries, Inc. ............        48,200            1,467,087
Northwest Natural Gas Co. ..........         5,250              135,844
People's Energy Corp. ..............         3,600              143,550
Questar Corp. ......................         7,000              135,625
Sempra Energy ......................         6,165              156,437
                                                         --------------
                                                              9,750,618
                                                         --------------
TELEPHONE UTILITIES-31.8%
Ameritech Corp. ....................        27,200            1,723,800
AT&T Corp. .........................        25,384            1,910,146
Bell Atlantic Corp. ................        12,800              678,400
BellSouth Corp. ....................        38,200            1,905,225
Frontier Corp. .....................        21,000              714,000
GTE Corp. ..........................        20,500            1,332,500
MCI WorldCom, Inc. (a) .............        24,000            1,722,750
Telephone and Data Systems, Inc. ...         6,000              269,625
US West Communications Group .......        10,800              697,950
                                                         --------------
                                                             10,954,396
                                                         --------------
                                                             20,705,014
                                                         --------------
CONSUMER SERVICES-14.4%
BROADCASTING & CABLE-10.0%
Comcast Corp. Cl.A .................        18,000            1,056,937
MediaOne Group, Inc. ...............        21,400            1,423,100
Omnipoint Corp.
   7.00% cv. pfd. (a) (b) ..........        11,000              258,500
TCI Communications, Inc.
   Series A
   $2.125 cv. pfd. .................         6,200              700,600
                                                         --------------
                                                              3,439,137
                                                         --------------
ENTERTAINMENT & LEISURE-4.4%
Cablevision Systems Corp.
   Series I
   8.50% cv. pfd. ..................        20,000            1,507,500
                                                         --------------
                                                              4,946,637
                                                         --------------
ENERGY-6.3%
DOMESTIC PRODUCERS-2.4%
The Williams Cos., Inc.
   3.50% pfd. ......................         4,700              687,962
Washington Gas Light Co. ...........         5,600              151,900
                                                         --------------
                                                                839,862
                                                         --------------
PIPELINES-1.5%
Enron Corp. ........................         5,800              330,962
Piedmont Natural Gas Co., Inc. .....         5,100              184,238
                                                         --------------
                                                                515,200
                                                         --------------
MISCELLANEOUS-2.4%
AES Corp. (a) ......................        17,200              814,850
                                                         --------------
                                                              2,169,912
                                                         --------------
TECHNOLOGY-1.1%
COMMUNICATION EQUIPMENT-1.1%
NTL, Inc. (a) ......................         4,172              235,327
PairGain Technologies, Inc. (a) ....        17,000              131,219
                                                         --------------
                                                                366,546
                                                         --------------
MULTI-INDUSTRY COMPANIES-1.0%
Southwest Gas Corp. ................         7,000              188,125
Wicor, Inc. ........................         7,000              152,688
                                                         --------------
                                                                340,813
                                                         --------------
Total United States Investments
   (cost $20,018,500)...............                         28,528,922
                                                         --------------
FOREIGN INVESTMENTS-7.1%
ARGENTINA-1.8%
Telecom Argentina, SA ..............        11,500              316,250
Telefonica De Argentina ............        11,500              321,281
                                                         --------------
                                                                637,531
                                                         --------------
BRAZIL-0.3%
Companhia Energetica de
   Minas Gerais (ADR) ..............         1,958               37,274
Companhia Paranaense de
   Energia-Copel pfd. (ADR) ........         4,700               33,487
Companhia Riograndense de
   Telecom pfd. ....................       129,000               46,442
                                                         --------------
                                                                117,203
                                                         --------------
FINLAND-1.7%
Nokia Corp. (ADR) ..................         5,000              602,188
                                                         --------------

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
MEXICO-1.8%
Telefonos de Mexico, SA
   Series L (ADR) ..................        12,400       $      603,725
                                                         --------------
PERU-0.2%
Telefonica del Peru, SA Cl.B .......        62,000               77,966
                                                         --------------
PHILIPPINES-0.5%
Philippine Long Distance
   Telephone Co. Series III
   3.50% cv. pfd. (ADR) ............         6,000              155,625
                                                         --------------
SOUTH KOREA-0.8%
Korea Electric Power Corp. .........         4,020               99,581
SK Telecom Co., Ltd. (ADR) .........        15,701              159,957
                                                         --------------
                                                                259,538
                                                         --------------
Total Foreign Investments
   (cost $2,137,527)................                          2,453,776
                                                         --------------
Total Common & Preferred
   Stocks
   (cost $22,156,027)...............                         30,982,698
                                                         --------------

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS-11.3%
COMMERCIAL PAPER-11.3%
American Express Co.
   3.00%, 1/05/99 ..................    $    2,000       $    1,999,333
Ford Motor Credit Corp.
   4.70%, 1/06/99 ..................         1,900            1,898,760
                                                         --------------
Total Short-Term Investments
   (amortized cost $3,898,093)......                          3,898,093
                                                         --------------
TOTAL INVESTMENTS-101.3%
   (cost $26,054,120)...............                         34,880,791
Other assets less liabilities-(1.3%)                           (444,554)
                                                         --------------
NET ASSETS-100%.....................                     $   34,436,237
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of this security amounted to $258,500 or 0.8% of net assets.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS & OTHER
INVESTMENTS-94.3%
ARGENTINA-0.6%
Nortel Inversora, SA
   Series B pfd. (ADR) .............        17,300       $      278,962
                                                         --------------
AUSTRALIA-1.5%
Amrad Corporation, Ltd. (a) ........       157,100              130,925
CSL, Ltd. ..........................        63,400              543,634
                                                         --------------
                                                                674,559
                                                         --------------
AUSTRIA-3.8%
Austria Tabakwerke AG ..............        10,483              803,805
Bank Austria AG ....................        17,510              890,397
Premier Telesports Ltd. (a) (c).....         6,600               59,811
                                                         --------------
                                                              1,754,013
                                                         --------------
BOTSWANA-0.3%
Sechaba Breweries, Ltd. ............       138,400              160,016
                                                         --------------
BRAZIL-4.8%
Bardella Industrias Mecanicas,
   SA pfd. .........................         1,650               65,546
Celese Centrais Eletrais de
   Santa Catarina, SA
   Cl.B pfd. .......................       455,001              203,344
   GDR (b)..........................           750               33,521
Companhia Paranaense de
   Energia-Copel (ADR) .............        40,000              285,000
Companhia Paulista de Forca e
   Luz, pfd ........................         1,591                   95
Companhia Riograndense de
   Telecom Cl.A pfd. ...............       454,282              163,546
Companhia Vale do
   Rio Doce PNB (receipts) .........         2,360                    0
Embratel Participacoes, SA
   (ADR) (a) .......................         8,000              111,500
Espirito Santo Centrais
   Electricas, SA...................           324               21,449
Gerdau, SA pfd. ....................    24,114,144              179,614
Globo Cabo SA ADR (a) ..............        22,600               52,262
Iven, SA pfd. (a) (c) ..............       681,300              135,324
Metalurgica Gerdau, SA (c) .........       419,660                5,644
   pfd.  ...........................    14,360,043              237,690
Telecomunicacoes Brasileiras,
   SA (ADR) ........................         6,000              436,125
Telecomunicacoes do
   Parana, SA pfd. .................       129,000               22,953
Telesp Participacoes,
   SA (ADR) ........................        12,000              265,500
                                                         --------------
                                                              2,219,113
                                                         --------------
CZECH REPUBLIC-1.2%
Ceske Radiokomunikace AS (a) .......        13,461              434,266
Komercni Banka AS (GDR) (a).........        11,700               47,385
Tabak AS ...........................           330               92,246
                                                         --------------
                                                                573,897
                                                         --------------
DENMARK-0.6%
Kobenhavns Lufthane AS .............         2,300              285,499
EGYPT-0.9%
Egypt Mobile Phone (a) .............        19,400               57,005
   non-tradable receipts (a) .......        32,333              196,748
Egyptian Financial & Industrial ....         1,900               31,425
Housing Development Bank ...........         3,500               78,006
Madinet NASR City for
   Housing & Development ...........         2,370               71,545
                                                         --------------
                                                                434,729
                                                         --------------
FINLAND-2.3%
Fortum OYJ Corp. (a) ...............        89,839              546,187
Merita OYJ, Plc Series A ...........        84,200              531,720
                                                         --------------
                                                              1,077,907
                                                         --------------
FRANCE-10.5%
CNP Assurances (a) .................        19,650              596,775
Sanofi, SA .........................         8,260            1,359,184
SEITA ..............................        13,780              862,636
SGS-Thomson
   Microelectronics NV (a) .........        10,680              840,494
Societe Generale ...................         2,601              421,017
Societe National Elf
   Aquitaine .......................         6,720              776,448
                                                         --------------
                                                              4,856,554
                                                         --------------
GERMANY-3.9%
Viag AG ............................         1,457              854,128
Volkswagen AG ......................        11,960              954,446
                                                         --------------
                                                              1,808,574
                                                         --------------
GREECE-1.0%
Commercial Bank of Greece ..........         2,400              236,158
Heracles General Cement, SA.........         7,900              214,521
                                                         --------------
                                                                450,679
                                                         --------------
HONG KONG-0.7%
Ng Fung Hong Ltd....................       342,000              306,792
                                                         --------------
HUNGARY-1.2%
MO1 Magyar Olaj-es Gazipari ........        14,100              386,521
OTP Bank (GDR) .....................         3,930              193,159
                                                         --------------
                                                                579,680
                                                         --------------
INDIA-0.4%
Mahanagar Telephone Nigam,
   Ltd. (GDR) ......................         5,600               67,200
Videsh Sanchar Nigam, Ltd.
   (GDR) (b)........................        11,900              142,800
                                                         --------------
                                                                210,000
                                                         --------------
INDONESIA-0.4%
PT Tambang Timah (GDR) .............        25,500              167,025
                                                         --------------
ISRAEL-0.5%
Bank Hapoalim, Ltd. ................       135,000              244,187
                                                         --------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
ITALY-5.0%
Banca Nazionale del Lavoro (a) .....       217,000       $      648,985
ENI SpA ............................        79,000              516,012
Instituto Nazionale delle
   Assicurazioni ...................       137,500              362,991
Istituto Bancario San Paolo di
   Torini ..........................           104                1,837
Telecom Italia Mobile di Risp
   SpA .............................        90,000              423,478
Telecom Italia SpA .................        45,000              283,045
Unione Immobiliare SpA (a) .........       137,500               71,683
                                                         --------------
                                                              2,308,031
                                                         --------------
JAPAN-10.5%
Daiwa Securities Co., Ltd. .........       193,000              658,983
East Japan Railway Co. .............            82              457,691
Japan Tobacco, Inc. ................           134            1,339,407
Nippon Telegraph &
   Telephone, Corp. ................           106              817,621
Nomura Securities Co., Ltd. ........        62,000              540,203
NTT Mobile Communications
   Network, Inc. (a) ...............            19              781,513
West Japan Railway .................            58              256,524
                                                         --------------
                                                              4,851,942
                                                         --------------
JORDAN-0.1%
Arab Potash Co. ....................        10,900               42,865
                                                         --------------
LUXEMBOURG-0.4%
Societe Europeenne des
   Satellites (a) ..................         1,300              199,306
                                                         --------------
MALAYSIA-0.3%
Telekom Malaysia Berhad (c).........        78,600              144,751
                                                         --------------
MALTA-0.2%
Maltacom Plc (GDR) (a) .............         7,000               91,000
                                                         --------------
MEXICO-3.7%
Grupo Financiero Banamex
   Cl.B (a) ........................        95,700              125,578
Grupo Financiero Bancrecer,
   SA de CV Cl.B (a) (c) ...........        75,000                2,271
Grupo Financiero Banorte,
   SA de CV Cl.B (a) ...............       567,200              486,646
Grupo Financiero GBM
   Atlantico Cl.L (ADR) (a) (c).....         8,400                8,400
Grupo Profesional Planeacion y
   Proyectos, SA Cl.B (a) (c) ......         4,800                1,284
Telefonos de Mexico, SA
   Cl.L (ADR) ......................        17,200              837,425
Tubos de Acero de Mexico,
   SA (ADR) ........................        36,000              231,750
                                                         --------------
                                                              1,693,354
                                                         --------------
NETHERLANDS-8.4%
Akzo Nobel NV ......................        30,000            1,365,306
Equant NV ADR(a) ...................        12,000              813,750
ING Groep NV .......................        19,309            1,176,814
KLM Royal Dutch Airlines NV .......         16,875              510,193
                                                         --------------
                                                              3,866,063
                                                         --------------
NEW ZEALAND-0.7%
Auckland International
   Airport, Ltd. (a) ...............       236,000              329,089
                                                         --------------
NORWAY-0.6%
Christiana Bank OG
   Kreditkasse .....................        47,500              165,032
Den Norske Bank ....................        39,500              136,718
                                                         --------------
                                                                301,750
                                                         --------------
PAKISTAN-0.1%
Hub Power Co., Ltd.
   (GDR) (a) .......................         5,000               28,750
                                                         --------------
PEOPLES REPUBLIC OF CHINA-0.9%
Beijing Datang Power
   Generation Co., Ltd. Cl. H.......       500,000              150,047
Yanzhou Coal Mining
   Co., Ltd. Cl. H .................       542,000               90,944
Zhejiang Southeast Electric
   Power Co., Ltd. (GDR) (b)........        19,600              197,960
                                                         --------------
                                                                438,951
                                                         --------------
PERU-0.7%
Cementos Norte Pacasmayo,
   SA Cl.C .........................       139,796              141,700
Explosivios, SA Cl. C (c) ..........       104,636               89,489
Ferreyros, SA ......................       102,022               92,101
                                                         --------------
                                                                323,290
                                                         --------------
PHILIPPINES-1.4%
First Philippines Holdings Corp.
   Series B ........................       214,540              115,819
International Container
   Terminal Services, Inc. (a) .....       448,500               37,471
Manila Electric Co. Series B .......        99,300              319,087
Philippine Long Distance
   Telephone Co. ...................         7,440              191,260
                                                         --------------
                                                                663,637
                                                         --------------
POLAND-0.6%
Kredyt Bank PBI, SA
   (GDR) (a) (b) ...................         8,000              129,800
Orbis, SA (a) ......................        17,886              140,642
                                                         --------------
                                                                270,442
                                                         --------------
PORTUGAL-0.8%
Electricidade de Portugal, SA ......        17,000              374,457
                                                         --------------
RUSSIA-0.7%
Gazprom (ADR) (b)...................         8,000               67,200
JSC Rosneftegazstroy (ADR) (a) .....         6,842               12,111
Lukoil Holdings (ADR) ..............         6,770              109,674

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
Primamedic, Ltd. (a) (c)............       129,000       $       70,437
Sberbank of Russia .................         2,245               28,062
Sun Brewing, Ltd.
   (GDR) (a) (b)....................        10,400               25,409
   (GDR) (a) .......................         1,900                4,655
                                                         --------------
                                                                317,548
                                                         --------------
SINGAPORE-0.9%
Development Bank of Singapore ......        44,000              397,093
                                                         --------------
SOUTH AFRICA-0.6%
Iscor, Ltd. ........................     1,440,071              256,706
                                                         --------------
SOUTH KOREA-4.4%
Korea Electric Power Corp. .........        11,000              272,485
Pohang Iron & Steel Co., Ltd. ......         8,180              525,593
   (ADR) ...........................        17,800              300,375
SK Telecom Co., Ltd. ...............           656              487,728
   (ADR) ...........................        42,127              429,169
                                                         --------------
                                                              2,015,350
                                                         --------------
SPAIN-5.4%
Aldeasa, SA ........................        22,550              885,371
Argentaria, SA .....................        24,000              620,602
Repsol, SA .........................         7,050              375,517
Tabacalera, SA Cl.A ................        24,300              612,117
                                                         --------------
                                                              2,493,607
                                                         --------------
SWEDEN-1.0%
Diligentia AB ......................        11,300               79,276
ForeningsSparbanken AB, Cl.A .......        15,800              408,379
                                                         --------------
                                                                487,655
                                                         --------------
SWITZERLAND-1.8%
Sairgroup ..........................         1,000              248,235
Swisscom AG (a) ....................         1,400              586,008
                                                         --------------
                                                                834,243
                                                         --------------
THAILAND-0.4%
PTT Exploration & Production
   Public Co., Ltd. (a).............        24,500              172,545
                                                         --------------
TURKEY-1.0%
Eregli Demir Ve Celik
   Fabrikalari TAS (a) .............       564,000               23,242
Petkim Petrokimya
   Holding AS ......................       150,500               67,984
Tupras Turkiye Petrol
   Rafinerileri AS .................     3,932,500              174,523
Turkiye Is Bankasi Series C ........     3,930,000              102,156
Usas Ucak Servisi AS ...............        67,800               96,716
                                                         --------------
                                                                464,621
                                                         --------------
UNITED KINGDOM-9.0%
Anglian Water Plc ..................        22,059              306,294
Birkby Plc .........................        74,200              228,061
British Energy Plc .................        65,000              745,140
Energis Plc (a).....................        25,600              569,929
Mersey Docks & Harbour Co. .........        40,600              323,775
National Grid Group Plc ............        61,200              488,054
National Power Plc .................        83,876              723,237
PowerGen Plc .......................        19,724              258,880
Stagecoach Holdings Plc ............       127,700              511,309
                                                         --------------
                                                              4,154,679
                                                         --------------
VENEZUELA-0.1%
Mercantil Servicios Financieros
   (ADR) ...........................         5,000               31,887
                                                         --------------
Total Common Stocks &
   Other Investments
   (cost $41,676,293)...............                         43,635,798
                                                         --------------

                                        shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT-5.0%
TIME DEPOSIT-5.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $2,315,000)......    $    2,315            2,315,000
                                                         --------------
TOTAL INVESTMENTS-99.3%
   (cost $43,991,293)...............                         45,950,798
Other assets less liabilities-0.7%..                            317,051
                                                         --------------
NET ASSETS-100%.....................                     $   46,267,849
                                                         ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $596,690 or 1.3% of net assets.

(c)   Illiquid security valued at fair market value (see Note A).

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
AUSTRIA-3.3%
GOVERNMENT OBLIGATION-3.3%
Republic of Austria
   4.50%, 9/28/05 (a) ..........   JPY      110,000      $    1,141,353
                                                         --------------
FRANCE-9.8%
GOVERNMENT OBLIGATIONS-9.8%
Government of France
   5.25%, 4/25/08...............   FRF        4,500             887,364
Government of France
   Treasury Bill
   4.00%, 7/12/00...............   XEU        2,100           2,493,488
                                                         --------------
                                                              3,380,852
                                                         --------------
GERMANY-11.4%
GOVERNMENT OBLIGATION-11.4%
Government of Germany
   6.00%, 2/16/06...............   DEM        5,800           3,955,178
                                                         --------------
ITALY-4.2%
GOVERNMENT OBLIGATION-4.2%
   Republic of Italy
   6.25%, 5/15/02...............   ITL    2,200,000           1,448,172
                                                         --------------
JAPAN-7.0%
DEBT OBLIGATIONS-7.0%
Asian Development Bank
   5.00%, 2/05/03...............   JPY       80,000             808,846
European Investment Bank
   3.00%, 9/20/06 (a)...........            130,000           1,231,004
Export Import Bank
   2.875%, 7/28/05..............             40,000             374,347
                                                         --------------
                                                              2,414,197
                                                         --------------
NETHERLANDS-7.4%
GOVERNMENT OBLIGATION-7.4%
Dutch Government
   5.25%, 7/15/08...............   NLG        4,400           2,578,592
                                                         --------------
SPAIN-7.1%
GOVERNMENT OBLIGATION-7.1%
Government of Spain
   5.25%, 1/31/03...............   ESP      325,000           2,454,880
                                                         --------------
SWEDEN-4.5%
DEBT OBLIGATION-4.5%
Kingdom of Sweden
   8.00%, 8/15/07...............   SEK       10,000           1,573,085
                                                         --------------
UNITED KINGDOM-3.7%
DEBT OBLIGATION-0.5%
International Bank for
   Reconstruction & Development
   7.125%, 7/30/07..............   GBP          100             188,902
                                                         --------------
GOVERNMENT OBLIGATIONS-3.2%
U.K. Treasury Gilts
   8.50%, 7/16/07 (a)...........                520           1,108,423
                                                         --------------
                                                              1,297,325
                                                         --------------
UNITED STATES-33.4%
GOVERNMENT/AGENCY
   OBLIGATIONS-33.4%
Federal National
   Mortgage Association
   2.125%, 10/09/07.............   JPY      170,000           1,519,549
U.S. Treasury Notes
   6.125%, 8/15/07..............   US$        3,000           3,276,570
   6.875%, 5/15/06..............              3,600           4,070,232
   7.25%, 8/15/04...............              2,400           2,698,128
                                                         --------------
                                                             11,564,479
                                                         --------------
TOTAL INVESTMENTS-91.8%
   (cost $29,414,126)...........                             31,808,113
Other assets less liabilities-8.2%                            2,843,821
                                                         --------------
NET ASSETS-100%.................                         $   34,651,934
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $3,480,780 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-76.9%
NON-COLLATERALIZED BRADY BONDS-28.1%
BRAZIL-10.9%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (a) ..............    $    1,460       $      868,848
Republic of Brazil FRN
   6.1875%, 4/15/12 ................           520              260,000
                                                         --------------
                                                              1,128,848
                                                         --------------
BULGARIA-4.4%
Republic of Bulgaria FLIRB
   2.50%, 7/28/12 (b)...............           800              455,040
                                                         --------------
ECUADOR-0.2%
Republic of Ecuador PDI
   3.25%, 2/28/15 ..................            57               22,775
                                                         --------------
PANAMA-3.7%
Republic of Panama PDI FRN
   6.6875%, 7/17/16 (c).............           527              390,224
                                                         --------------
PERU-4.4%
Republic of Peru FLIRB
   3.25%, 3/07/17 (b)(d) ...........           250              141,250
Republic of Peru PDI
   4.00%, 3/07/17 ..................           500              313,750
                                                         --------------
                                                                455,000
                                                         --------------
POLAND-4.5%
Republic of Poland
   5.00%, 10/27/14 .................           500              465,650
                                                         --------------
Total Non-Collateralized
   Brady Bonds
   (cost $3,401,709)................                          2,917,537
                                                         --------------
OTHER SOVEREIGN DEBT-35.7%
ARGENTINA-15.8%
Province of Tucuman
   9.45%, 8/01/04 (d) ..............           657              542,141
Republic of Argentina
   9.75%, 9/19/27 ..................           500              445,650
Republic of Argentina
   11.00%, 12/04/05 ................           400              399,000
Republic of Argentina,
   warrants, expiring
   12/03/99, (e) ...................           400                1,740
Republic of Argentina Global
   Bond
   11.375%, 1/30/17 ................           250              248,625
                                                         --------------
                                                              1,637,156
                                                         --------------
BRAZIL-2.6%
Republic of Brazil
   9.375%, 4/07/08 .................           400              274,000
                                                         --------------
COLOMBIA-5.8%
Republic of Colombia
   7.27%, 6/16/03 ..................           600              513,000
Republic of Colombia
   8.625%, 4/01/08 .................           100               85,000
                                                         --------------
                                                                598,000
                                                         --------------
JAMAICA-1.6%
Government of Jamaica
   10.875%, 6/10/05 (d).............           200              164,000
                                                         --------------
MEXICO-3.1%
United Mexican States
   11.50%, 5/15/26 .................           300              321,000
                                                         --------------
RUSSIA-1.9%
Russian IAN FRN
   5.9688%, 12/15/15 ...............         1,292              135,625
Russian Principal Loans FRN
   5.9688%, 12/15/20 (f) ...........         1,350               62,437
                                                         --------------
                                                                198,062
                                                         --------------
SOUTH KOREA-4.9%
Republic of Korea
   8.875%, 4/15/08 .................           500              513,750
                                                         --------------
Total Other Sovereign Debt
   (cost $4,949,130)................                          3,705,968
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
COLLATERALIZED BRADY BONDS-13.1%
ARGENTINA-3.2%
Republic of Argentina
   Euro Par Bonds FRN
   5.75%, 3/31/23 ..................           460              329,498
                                                         --------------
BULGARIA-2.0%
Republic of Bulgaria
   6.6875%, 7/28/24 ................           300              210,000
                                                         --------------
ECUADOR-4.6%
Republic of Ecuador
   Discount Bonds FRN
   6.625%, 2/28/25 .................           930              474,300
                                                         --------------
VENEZUELA-3.3%
Republic of Venezuela
   6.75%, 3/31/20 ..................           500              347,500
                                                         --------------
Total Collateralized Brady Bonds
   (cost $1,304,435)................                          1,361,298
                                                         --------------
Total Sovereign Debt Obligations
   (cost $9,655,274)................                          7,984,803
                                                         --------------
CORPORATE DEBT OBLIGATIONS-19.2%
BANKING-4.7%
Banco Nacional De Desenvolvimiento
   Economico FRN
   15.22%, 6/16/08 (d)..............           600              486,000
                                                         --------------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
INDUSTRIAL-3.9%
Petroleos Mexicanos
   9.25%, 3/30/18 ..................    $      500       $      405,000
                                                         --------------
TELEPHONE-0.5%
Interamericas Communications
   14.00%, 10/27/07 (d)(g)..........           100               52,500
                                                         --------------
TRANSPORTATION-1.3%
Navigator Gas Transport Plc
   10.50%, 6/30/07 (d)..............           150              132,750
                                                         --------------
YANKEE BONDS-8.8%
Cantv Finance Ltd.
   9.25%, 2/01/04 ..................           500              345,625
Consorcio Ecuatoriano
   14.00%, 5/01/02 .................           400              206,000
Innova S de R.L.
   12.875%, 4/01/07 ................           500              348,750
Transportacion Maritima
   Mexicana SA
   9.25%, 5/15/03 ..................            12               10,200
                                                         --------------
                                                                910,575
                                                         --------------
Total Corporate Debt
   Obligations
   (cost $2,589,758)................                          1,986,825
                                                         --------------
TOTAL INVESTMENTS-96.1%
   (cost $12,245,032)...............                          9,971,628
Other assets less liabilities-3.9%..                            408,280
                                                         --------------
NET ASSETS-100%.....................                     $   10,379,908
                                                         ==============

--------------------------------------------------------------------------------
(a)   Coupon consists of 5% cash payment and 3% paid in kind.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1998.

(c)   Coupon consists of 4% cash payment and 2.6875% paid in kind.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998 the aggregate market value of these securities amounted to $1,518,641 or 14.6% of net assets.

(e)   Non-income producing security.

(f) Coupon consists of 2.9844% cash payment and 2.9844% paid in kind of Russian IANs.

(g)   Security trades with warrants expiring in October 2007.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-84.3%
AEROSPACE & DEFENSE-3.0%
Transdigm, Inc.
   10.375%, 12/01/08 (a)............    $      500       $      505,000
                                                         --------------
AIRLINES-1.5%
Canadian Airlines Corp.
   10.00%, 5/01/05..................           300              262,500
                                                         --------------
AUTOMOTIVE-1.8%
Advanced Accessory Systems LLC
   9.75%, 10/01/07 .................           300              300,000
                                                         --------------
BROADCASTING/MEDIA-3.5%
Goss Graphic Systems, Inc.
   12.00%, 10/15/06.................           500              277,500
Jones International Networks, Ltd.
   11.75%, 7/01/05 (a)..............           400              322,000
                                                         --------------
                                                                599,500
                                                         --------------
BUILDINGS/REAL ESTATE-2.0%
Reliant Building Products, Inc.
   10.875%, 5/01/04.................           400              346,000
                                                         --------------
CABLE-1.0%
Radio Unica Corp.
   11.75%, 8/01/06 (a)..............           300              163,500
                                                         --------------
CHEMICALS-8.0%
Aqua Chemical, Inc.
   11.25%, 7/01/08 (a)..............           300              289,500
Brunner Mond Group Plc
   11.00%, 7/15/08 (a)..............           400              370,000
Climachem, Inc.
   Series B
   10.75%, 12/01/07.................           300              303,000
Phillipp Brothers Chemicals, Inc.
   9.875%, 6/01/08 (a)..............           400              394,000
                                                         --------------
                                                              1,356,500
                                                         --------------
COMMUNICATIONS-17.8%
American Mobile Satellite Corp.,
   warrants, expiring 4/01/08 (b) ..           300                1,164
Dobson Wireline Co.
   12.25%, 6/15/08 .................           300              279,000
Esat Telecom Group Plc
   11.875%, 12/01/08 (a)............           500              502,500
ICO Global Communications
   Holding, LTD
   15.00%, 8/01/05 (c)..............           400              300,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 .................           550              525,250
Long Distance International, Inc.
   12.25%, 4/15/08 (a)..............           500              417,500
Long Distance International, Inc.
   warrants, expiring 4/13/08 (b) ..           500                1,250
RSL Communications Plc
   10.50%, 11/15/08 (a) ............           500              488,750
Versatel Telecom BV
   13.25%, 5/15/08 (a) .............           500              495,000
                                                         --------------
                                                              3,010,414
                                                         --------------
ENERGY-3.7%
Northern Offshore ASA
   10.00%, 5/15/05 (a)..............           300              157,500
Queens Sand Resources, Inc.
   12.50%, 7/01/08 .................           400              290,000
Transamerican Energy Corp.
   Series B
   11.50%, 6/15/02..................           560              182,000
                                                         --------------
                                                                629,500
                                                         --------------
ENTERTAINMENT-6.8%
Harrahs Operating, Inc.
   7.875%, 12/15/05.................           500              506,208
HMV Media Group Plc
   10.25%, 5/15/08 (a)..............           300              289,500
TVN Entertainment Corp.
   14.00%, 8/01/08 (d)..............           400              352,000
                                                         --------------
                                                              1,147,708
                                                         --------------
FINANCIAL-2.6%
Metris Companies, Inc.
   10.00%, 11/01/04.................           450              447,750
                                                         --------------
FOOD/BEVERAGES-1.5%
Favorite Brands International, Inc.
   10.75%, 5/15/06 (a)..............           300              247,500
                                                         --------------
HOUSEHOLD FURNISHINGS-5.1%
Home Interiors & Gifts, Inc.
   10.125%, 6/01/08 (a).............           500              497,500
Imperial Home Decor Group, Inc.
   11.00%, 3/15/08 .................           400              358,000
                                                         --------------
                                                                855,500
                                                         --------------
INDUSTRIAL-14.5%
AMSC Acquisition, Inc.
   Series B
   12.25%, 4/01/08..................           300              187,500
Amtrol, Inc.
   10.625%, 12/31/06................           300              294,000
Anchor Lamina, Inc.
   9.875%, 2/01/08..................            75               67,875
Dialog Corporation Plc
   11.00%, 11/15/07.................           500              500,000
Elgar Holdings, Inc.
   9.875%, 2/01/08 .................            50               44,750
Generac Portable Products LLC
   11.25%, 7/01/06 (a)..............           300              300,000

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
Geologistics Corp.
   9.75%, 10/15/07..................    $      500       $      402,500
P&L Coal Holdings Corp.
   9.625%, 5/15/08 (a)..............           300              304,500
Stellex Industries, Inc.
   Series B
   9.50%, 11/01/07..................           400              347,000
                                                         --------------
                                                              2,448,125
                                                         --------------
MEDIA-3.0%
Regional Independent Media Group
   10.50%, 7/01/08 (a)..............           500              507,500
                                                         --------------
PAPER / PACKAGING-2.4%
Riverwood International Corp.
   10.625%, 8/01/07.................           400              398,000
                                                         --------------
SERVICES-1.2%
ATC Group Services, Inc.
   12.00%, 1/15/08..................            40                7,200
United States Office Products, Co.
   9.75%, 6/15/08 (a) ..............           300              189,000
                                                         --------------
                                                                196,200
                                                         --------------
TECHNOLOGY-3.1%
Concentric Network Corp.
   12.75%, 12/15/07.................            25               25,625
Concentric Network Corp.
   warrants, expiring 12/15/07 (b)..            25                3,723
Telex Communications, Inc.
   10.50%, 5/01/07..................            25               22,125
Viasystems, Inc.
   9.75%, 6/01/07...................           500              470,000
                                                         --------------
                                                                521,473
                                                         --------------
TRANSPORTATION-1.8%
American Commercial Lines LLC
   10.25%, 6/30/08 (a)..............           300              306,000
                                                         --------------
Total Corporate Debt Obligations
   (cost $15,794,430)...............                         14,248,670
                                                         --------------
PREFERRED STOCK-0.0%
COMMUNICATIONS-0.0%
Nextel Communications, Inc.
   Preferred Exch Series E,
   11.125%, 2/15/10 (e)
   (cost $1,373)....................             2                1,800
                                                         --------------
SHORT-TERM INVESTMENT-13.3%
TIME DEPOSIT-13.3%
State Street Cayman Islands
   4.50%, 1/04/99
   (amortized cost $2,247,000)......    $    2,247            2,247,000
                                                         --------------
TOTAL INVESTMENTS-97.6%
   (cost $18,042,803)...............                         16,497,470
Other assets less liabilities-2.4%..                            412,765
                                                         --------------
NET ASSETS-100%.....................                     $   16,910,235
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $6,746,750 or 39.9% of net assets.

(b)   Non-income producing security.

(c)   Security trades with warrants expiring August 1, 2005.

(d)   Security trades with warrants expiring August 1, 2008.

(e)   PIK (paid-in-kind) preferred quarterly stock payments.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
ARGENTINA-19.9%
GOVERNMENT OBLIGATIONS-19.9%
Republic of Argentina
   Supplier-Bocon Pro I FRN
   3.0106%, 4/01/07.................ARS      9,502       $    6,165,017
Pensioner-Bocon Pre III FRN
   3.0106%, 9/01/02.................            58               46,827
Pensioner-Bocon Pre I FRN ..........
   3.0106%, 4/01/01.................           195              178,898
                                                         --------------
Total Argentinian Securities
   (cost $6,573,174)................                          6,390,742
                                                         --------------
CANADA-6.8%
GOVERNMENT/AGENCY OBLIGATIONS-6.8%
Government of Canada
   6.50%, 6/01/04...................CA$        850              600,422
Province of British Columbia
   8.00%, 9/08/23...................           400              339,941
Province of Manitoba
   7.75%, 12/22/25..................           450              379,784
Province of Ontario
   8.25%, 12/01/05..................           275              212,659
Province of Quebec
   7.75%, 3/30/06...................           325              243,458
Province of Saskatchewan
   9.60%, 2/04/22...................           400              394,374
                                                         --------------
Total Canadian Securities
   (cost $1,966,462)................                          2,170,638
                                                         --------------
MEXICO-24.0%
GOVERNMENT/AGENCY OBLIGATIONS-24.0%
Mexican Treasury Bills (a)
   20.18%, 5/06/99..................MXP      7,341              667,394
   20.72%, 3/11/99..................         6,567              624,415
   27.66%, 6/03/99..................        65,798            5,852,907
   30.75%, 8/05/99..................         6,620              561,587
                                                         --------------
Total Mexican Securities
   (cost $8,373,692)................                          7,706,303
                                                         --------------
UNITED STATES-48.4%
FEDERAL AGENCY/ OBLIGATIONS-1.4%
Federal Home Loan Bank
   7.26%, 9/06/01...................US$        200              210,906
Federal Home Loan Mortgage Corp.
   6.13%, 8/19/99...................           150              151,008
Government National
   Mortgage Association
   9.00%, 9/15/24...................            75               80,582
                                                         --------------
                                                                442,496
                                                         --------------
U.S. TREASURY SECURITIES-45.5%
U.S. Treasury Notes
   5.625%, 5/15/08..................         6,800            7,255,804
   6.25%, 10/31/01..................         1,300            1,354,431
   6.50%, 4/30/99...................            85               85,505
   7.00%, 7/15/06...................         2,400            2,732,616
   7.125%, 9/30/99..................           320              325,699
   7.25%, 8/15/04...................         2,500            2,810,550
                                                         --------------
                                                             14,564,605
                                                         --------------
TIME DEPOSIT-1.5%
State Street Cayman Islands
   4.50%, 1/04/99...................           490              490,000
                                                         --------------
Total United States Securities
   (cost $14,867,804)...............                         15,497,101
                                                         --------------
TOTAL INVESTMENTS-99.1%
   (cost $31,781,132)...............                         31,764,784
Other assets less liabilities-0.9%..                            293,778
                                                         --------------
NET ASSETS-100%.....................                     $   32,058,562
                                                         ==============

--------------------------------------------------------------------------------
(a)   Interest rate represents annualized yield to maturity at purchase date.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DENMARK-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Denmark
   9.00%, 11/15/00
   (cost $320,411)..................DKK      2,000       $      342,881
                                                         --------------
FRANCE-4.4%
GOVERNMENT OBLIGATION-4.4%
Government of France
   7.75%, 4/12/00
   (cost $268,244)..................FRF      1,500              283,581
                                                         --------------
GERMANY-22.1%
DEBT OBLIGATIONS-12.4%
Bayerische Landesbank
   5.25%, 1/29/99 (a)...............US$        300              299,700
Bremer Landesbank
   Kreditanstalt Oldenburg
   6.375%, 12/29/99 (a).............           500              505,500
                                                         --------------
                                                                805,200
                                                         --------------
GOVERNMENT OBLIGATION-9.7%
Government of Germany
   5.75%, 8/22/00 (a) ..............DEM      1,000              624,325
                                                         --------------
Total German Securities
   (cost $1,390,154)................                          1,429,525
                                                         --------------
ITALY-9.6%
GOVERNMENT OBLIGATION-9.6%
   Republic of Italy
   6.00%, 2/15/00
   (cost $585,937) (a)..............ITL  1,000,000              622,940
                                                         --------------
NEW ZEALAND-6.4%
DEBT OBLIGATION-3.3%
International Bank for
   Reconstruction & Development
   7.00%, 9/18/00 (a)...............NZ$        400              214,587
                                                         --------------
GOVERNMENT OBLIGATION-3.1%
Government of New Zealand
   6.50%, 2/15/00 (a)...............           380              202,957
Total New Zealand Securities
   (cost $513,960)..................                            417,544
                                                         --------------
NORWAY-4.1%
GOVERNMENT OBLIGATION-4.1%
Kingdom of Norway
   9.00%, 1/31/99 (a)
   (cost $325,389)..................NOK      2,000              263,236
                                                         --------------
SWEDEN-6.2%
GOVERNMENT OBLIGATION-6.2%
Kingdom of Sweden
   10.25%, 5/05/00 (a)
   (cost $436,278)..................SEK      3,000              400,625
                                                         --------------
UNITED STATES-39.8%
DEBT OBLIGATIONS-18.1%
Bank Nederlandse Gemeenten NV
   5.875%, 4/19/99 (a)..............US$        300              300,300
Federal National Mortgage
   Association
   7.00%, 9/26/00 (a)...............NZ$        500              268,891
Rabobank Nederland
   6.25%, 12/31/99 (a)..............US$        300              303,000
Suedwest Deutsche Landesbank
   5.75%, 12/20/99 (a)..............           300              301,200
                                                         --------------
                                                              1,173,391
                                                         --------------
TIME DEPOSIT-21.7%
State Street Cayman Islands
   4.50%, 1/04/99...................         1,402            1,402,000
                                                         --------------
Total United States Securities
   (cost $2,563,456)................                          2,575,391
                                                         --------------
TOTAL INVESTMENTS-97.9%
   (cost $6,403,829)................                          6,335,723
Other assets less liabilities-2.1%                              133,101
                                                         --------------
NET ASSETS-100%.....................                     $    6,468,824
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $4,307,261 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
   OBLIGATIONS-78.4%
FEDERAL AGENCIES-40.5%
Federal Home Loan Bank
   5.67%, 1/14/00...................    $    5,000       $    5,037,500
   7.50%, 4/01/28...................           678              696,724
Federal National Mortgage
   Association
   5.25%, 1/15/03...................         1,500            1,510,305
   6.00%, 9/01/13...................         1,579            1,583,239
   6.50%, 5/01/13...................           751              761,273
   6.50%, 10/01/28..................           843              848,917
   6.50%, 12/01/28..................           804              809,274
   7.00%, 2/01/12...................         2,211            2,257,983
   7.00%, 4/01/26...................           356              362,979
   7.00%, 5/01/28...................           450              458,899
   8.00%, 12/01/99..................         1,100            1,139,182
Government National Mortgage
   Association
   6.50%, 3/15/28...................           566              572,117
   6.50%, 7/15/28...................         1,162            1,174,017
   7.00%, 7/15/23...................            61               62,372
   7.00%, 7/15/27...................           883              903,741
   7.00%, 2/15/28...................           749              765,925
   7.00%, 3/15/28...................         1,000            1,023,298
   7.00%, 12/15/28..................         2,613            2,673,413
Student Loan Marketing
   Association
   6.05%, 9/14/00...................         1,000            1,017,030
                                                         --------------
                                                             23,658,188
                                                         --------------
U.S. TREASURY SECURITIES-37.9%
U.S. Treasury Bonds
   5.25%, 11/15/28..................         2,300            2,354,625
   6.125%, 11/15/27.................         2,050            2,294,709
U.S. Treasury Notes
   4.25%, 11/15/03..................         1,250            1,233,988
   5.625%, 5/15/08..................         2,950            3,147,739
   5.75%, 8/15/03...................         2,700            2,819,394
   6.50%, 8/31/01...................         4,125            4,313,842
   6.50%, 5/31/02...................         3,125            3,299,312
   6.875%, 5/15/06..................         2,350            2,656,957
                                                         --------------
                                                             22,120,566
                                                         --------------
Total U.S. Government/Agency
   Obligations
   (cost $45,659,978)...............                         45,778,754
                                                         --------------

                                        Shares or
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-19.5%
FINANCE-10.9%
Associates Corp. North America
   5.75%, 11/01/03..................    $    1,350       $    1,362,109
Chase Credit Card Master Trust
   6.00%, 8/15/05...................         1,250            1,279,219
Chase Manhattan Corp.
   6.75%, 8/15/08...................           500              535,431
Citicorp
   6.375%, 11/15/08.................         1,400            1,455,016
Goldman Sachs Group LP
   7.25%, 10/01/05 (a)..............           500              527,923
Household Finance Corp.
   5.875%, 11/01/02.................         1,150            1,158,535
Wachovia Corp.
   6.375%, 4/15/03..................            75               77,511
                                                         --------------
                                                              6,395,744
                                                         --------------
INDUSTRIAL-7.7%
Comcast Cable Corp.
   8.375%, 5/01/07..................         1,000            1,159,203
Motorola, Inc.
   6.50%, 11/15/28..................         1,300            1,324,176
Time Warner, Inc.
   6.625%, 5/15/29..................           500              509,881
   9.125%, 1/15/13..................         1,170            1,484,661
                                                         --------------
                                                              4,477,921
                                                         --------------
YANKEE BOND-0.9%
St. George Bank, Ltd.
   7.15%, 10/15/05 (a)..............           500              519,585
                                                         --------------
Total Corporate Debt Obligations
   (cost $11,147,337)...............                         11,393,250
                                                         --------------
SHORT-TERM INVESTMENT-3.0%
TIME DEPOSIT-3.0%
State Street Cayman Islands
   4.50%, 1/04/99
   (cost $1,783,000)................         1,783            1,783,000
                                                         --------------
TOTAL INVESTMENTS-100.9%
   (cost $58,590,315)...............                         58,955,004
Other assets less liabilities-(0.9%)                           (537,302)
                                                         --------------
NET ASSETS-100%.....................                     $   58,417,702
                                                         ==============

--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1998, the aggregate market value of these securities amounted to $1,047,508 or 1.8% of net assets.

      See Glossary of Terms on page B-36.

      See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
COMMERCIAL PAPER-85.9%
Associates Corp. of North America
   5.25%, 1/04/99...................    $    5,000       $    4,997,812
Bell Atlantic Financial Services
   5.23%, 1/04/99...................         5,000            4,997,821
Cargill Global Funding
   5.30%, 1/04/99...................         5,000            4,997,792
Coca Cola Co.
   5.15%, 1/29/99...................         4,000            3,983,978
Dow Chemical Co.
   5.20%, 1/04/99...................         5,000            4,997,833
Duke Energy Corp.
   5.25%, 1/04/99...................         5,000            4,997,812
Equilon Enterprise
   5.12%, 3/05/99...................         4,000            3,964,160
Ford Motor Credit Corp.
   5.22%, 2/16/99...................         5,000            4,966,650
General Motors Acceptance
   Corp.
   5.24%, 2/16/99...................         5,000            4,966,522
Georgia Power Co.
   5.25%, 1/29/99...................         4,000            3,983,667
Koch Industries
   5.20%, 1/04/99 (a)...............         5,000            4,997,833
Marsh & McClennan, Inc.
   5.25%, 1/04/99...................         5,000            4,997,812
Morgan Stanley Group, Inc.
   5.28%, 2/26/99...................         4,000            3,967,147
Pepsico, Inc.
   5.25%, 1/26/99...................         5,000            4,981,875
Procter & Gamble Co.
   5.20%, 1/27/99...................         5,000            4,981,222
Prudential Funding Corp.
   5.24%, 2/16/99...................         5,000            4,966,522
Sara Lee Corp.
   5.10%, 1/04/99...................         5,000            4,997,875
SBC Communications, Inc.
   5.10%, 1/04/99...................         5,000            4,997,875
Southern Co.
   5.35%, 1/29/99...................         4,000            3,983,356
Texaco, Inc.
   5.10%, 2/08/99...................         4,000            3,978,467
Wells Fargo Co.
   5.05%, 3/26/99...................         4,000            3,952,867
Xerox Credit Corp.
   5.10%, 1/04/99...................         5,000            4,997,875
                                                         --------------
Total Commercial Paper
   (amortized cost $102,654,773)....                        102,654,773
                                                         --------------
U.S. GOVERNMENT OBLIGATION-10.9%
Student Loan Marketing Assn.
   4.28%, 1/04/99
   (amortized cost $12,995,364).....        13,000           12,995,364
                                                         --------------
PROMISSORY NOTE-3.3%
Goldman Sachs Group LP FRN
   5.23%, 5/24/99
   (amortized cost $4,000,000)(a) ..         4,000            4,000,000
                                                         --------------
TOTAL INVESTMENTS-100.1%
   (cost $119,650,137)..............                        119,650,137
Other assets less liabilities-(0.1%)                            (76,433)
                                                         --------------
NET ASSETS-100%.....................                     $  119,573,704
                                                         ==============

--------------------------------------------------------------------------------
(a) Security issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1998, the aggregate market value of this security amounted to $8,997,833 or 7.5% of net assets.

      Glossary of Terms:

      ADR   - American Depositary Receipt
      ADS   - American Depositary Share
      FLIRB - Front Loaded Interest Reduction Bond
      FRN   - Floating Rate Note
      GDR   - Global Depositary Receipt
      GDS   - Global Depositary Share
      IAN   - Interest Arrears Note
      PDI   - Past Due Interest

      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

                                               Conservative      Growth         Total        Growth and
                                                 Investors      Investors       Return         Income
                                                 Portfolio      Portfolio      Portfolio      Portfolio
                                               ------------   ------------   ------------   ------------
ASSETS
   Investments in securities, at value
     (cost $34,411,044, $17,954,605,
     $54,062,358 and $342,843,584,
     respectively) .........................   $ 37,150,605   $ 21,074,542   $ 59,604,524   $384,229,231
   Cash, at value (cost $21, $167,
     $358 and $0, respectively) ............             21            167            358             -0-
   Interest receivable .....................        249,962         37,305        247,820             -0-
   Dividends receivable ....................          9,881         11,800         43,700        416,067
   Deferred organization expenses ..........          1,638          1,638             -0-            -0-
   Receivable for capital stock sold .......             -0-            -0-         4,036      1,098,711
                                               ------------   ------------   ------------   ------------
   Total assets ............................     37,412,107     21,125,452     59,900,438    385,744,009
                                               ------------   ------------   ------------   ------------
LIABILITIES
   Due to custodian ........................             -0-            -0-            -0-       343,303
   Advisory fee payable ....................         23,472         12,807         27,389        191,393
   Payable for capital stock redeemed ......         19,160         59,687         65,833        630,047
   Payable for investment securities
     purchased .............................             -0-            -0-       281,113      2,850,388
   Accrued expenses ........................         28,803         24,486         62,353        114,537
                                               ------------   ------------   ------------   ------------
   Total liabilities .......................         71,435         96,980        436,688      4,129,668
                                               ------------   ------------   ------------   ------------
NET ASSETS .................................   $ 37,340,672   $ 21,028,472   $ 59,463,750   $381,614,341
                                               ============   ============   ============   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $      2,662   $      1,288   $      3,293   $     17,470
   Additional paid-in capital ..............     31,597,245     16,110,659     48,044,439    294,479,547
   Undistributed net investment income .....      1,293,963        310,178      1,221,413      3,281,944
   Accumulated net realized gain
     on investments and foreign
     currency transactions .................      1,706,973      1,486,119      4,652,436     42,449,681
   Net unrealized appreciation of
     investments and foreign
     currency denominated assets
     and liabilities .......................      2,739,829      3,120,228      5,542,169     41,385,699
                                               ------------   ------------   ------------   ------------
                                               $ 37,340,672   $ 21,028,472   $ 59,463,750   $381,614,341
                                               ============   ============   ============   ============
   Shares of capital stock outstanding .....      2,661,889      1,288,092      3,292,932     17,470,155
                                               ============   ============   ============   ============
   Net asset value per share ...............   $      14.03   $      16.33   $      18.06   $      21.84
                                               ============   ============   ============   ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                                    Premier
                                                   Growth        International       Growth            Quasar
                                                  Portfolio        Portfolio        Portfolio        Portfolio
                                               --------------   --------------   --------------   --------------
ASSETS
   Investments in securities, at value
     (cost $240,146,596, $57,383,692,
     $872,958,384 and $95,022,738,
     respectively) .........................   $  335,505,411   $   64,008,036   $1,254,665,789   $   93,319,413
   Cash, at value (cost $287,271
     $2,090,175, $69,026 and $0,
     respectively) .........................          287,271        2,103,440           69,026              -0-
   Receivable for investment
     securities sold .......................        1,416,365          170,597        1,060,277          455,566
   Dividends receivable ....................          158,060          129,953          546,490           84,784
   Interest receivable .....................           90,495              440              211              -0-
   Receivable for capital stock sold .......            9,860           36,139        2,024,484          185,526
   Deferred organization expenses ..........            1,402               -0-              -0-          13,551
                                               --------------   --------------   --------------   --------------
   Total assets ............................      337,468,864       66,448,605    1,258,366,277       94,058,840
                                               --------------   --------------   --------------   --------------
LIABILITIES
   Due to custodian ........................               -0-              -0-              -0-         194,080
   Payable for investment securities
     purchased .............................        7,828,133          735,843        8,975,125        1,799,074
   Payable for capital stock redeemed ......          622,040          580,039          783,767        1,112,322
   Advisory fee payable ....................          197,348           27,170          970,949           37,532
   Accrued expenses ........................          139,898           53,760          382,166           45,594
                                               --------------   --------------   --------------   --------------
   Total liabilities .......................        8,787,419        1,396,812       11,112,007        3,188,602
                                               --------------   --------------   --------------   --------------
NET ASSETS .................................   $  328,681,445   $   65,051,793   $1,247,254,270   $   90,870,238
                                               ==============   ==============   ==============   ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $       12,062   $        4,024   $       40,190   $        8,159
   Additional paid-in capital ..............      204,055,242       57,243,336      842,579,548       96,541,541
   Undistributed net investment income .....        1,157,118          367,008               -0-         261,320
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........       28,097,704          800,835       22,927,127       (4,237,457)
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and liabilities ....       95,359,319        6,636,590      381,707,405       (1,703,325)
                                               --------------   --------------   --------------   --------------
                                               $  328,681,445   $   65,051,793   $1,247,254,270   $   90,870,238
                                               ==============   ==============   ==============   ==============
   Shares of capital stock outstanding .....       12,062,060        4,023,773       40,189,981        8,159,133
                                               ==============   ==============   ==============   ==============
   Net asset value per share ...............   $        27.25   $        16.17   $        31.03   $        11.14
                                               ==============   ==============   ==============   ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                Real Estate                       Utility         Worldwide
                                                Investment       Technology        Income       Privatization
                                                 Portfolio        Portfolio       Portfolio       Portfolio
                                               -------------    -------------   -------------   -------------
ASSETS
   Investments in securities, at value
     (cost $19,836,222, $80,094,826,
     $26,054,120 and $43,991,293,
     respectively) .........................   $  16,818,482    $ 130,770,477   $  34,880,791   $  45,950,798
   Cash, at value (cost $45, $72,894
     $0 and $18,463, respectively) .........              45           72,894              -0-         18,488
   Dividends receivable ....................         185,267            6,172          51,921         136,915
   Receivable for capital stock sold .......          73,409           27,953           7,816           3,867
   Receivable for investment
     securities sold .......................          49,963           37,183              -0-        258,270
   Deferred organization expenses ..........          12,094            8,883           1,078           1,446
   Interest receivable .....................              82               -0-             -0-            290
   Receivable from Adviser .................              -0-              -0-             -0-         11,094
                                               -------------    -------------   -------------   -------------
   Total assets ............................      17,139,342      130,923,562      34,941,606      46,381,168
                                               -------------    -------------   -------------   -------------
LIABILITIES
   Due to custodian ........................              -0-              -0-        380,339              -0-
   Payable for investment securities
     purchased .............................          14,950               -0-             -0-             -0-
   Advisory fee payable ....................           6,421           70,763           3,306              -0-
   Payable for capital stock redeemed ......              12          216,562          97,496          25,292
   Accrued expenses ........................          38,400           34,575          24,228          88,027
                                               -------------    -------------   -------------   -------------
   Total liabilities .......................          59,783          321,900         505,369         113,319
                                               -------------    -------------   -------------   -------------
NET ASSETS .................................   $  17,079,559    $ 130,601,662   $  34,436,237   $  46,267,849
                                               =============    =============   =============   =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $       1,747    $       6,813   $       1,822   $       3,124
   Additional paid-in capital ..............      19,595,175       79,784,461      24,006,815      41,547,872
   Undistributed net investment income .....         834,185              283         567,409         817,021
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........        (333,808)         134,454       1,033,533       1,937,337
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and
     liabilities ...........................      (3,017,740)      50,675,651       8,826,658       1,962,495
                                               -------------    -------------   -------------   -------------
                                               $  17,079,559    $ 130,601,662   $  34,436,237   $  46,267,849
                                               =============    =============   =============   =============
   Shares of capital stock outstanding .....       1,747,219        6,812,686       1,822,407       3,123,512
                                               =============    =============   =============   =============
   Net asset value per share ...............   $        9.78    $       19.17   $       18.90   $       14.81
                                               =============    =============   =============   =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                              Global Dollar                  North American
                                                Global Bond    Government      High-Yield   Government Income
                                                 Portfolio      Portfolio       Portfolio       Portfolio
                                               ------------   -------------   ------------  -----------------
ASSETS
   Investments in securities, at value
     (cost $29,414,126, $12,245,032,
     $18,042,803 and $31,781,132,
     respectively) .........................   $ 31,808,113   $  9,971,628    $ 16,497,470    $ 31,764,784
   Cash, at value (cost $1,807,026,
     $100,724, $849 and $491,
     respectively) .........................      1,824,415        100,724             849             491
   Interest receivable .....................        808,888        250,372         389,949         270,045
   Receivable for capital stock sold .......        245,333         57,059          38,408              -0-
   Unrealized appreciation of
     forward exchange currency
     contract ..............................          5,011             -0-             -0-             -0-
   Deferred organization expenses ..........             -0-        12,143              -0-          1,429
   Receivable from Adviser .................             -0-         4,604           2,137              -0-
   Receivable for investment
     securities sold .......................             -0-            -0-             -0-         81,972
                                               ------------   ------------    ------------    ------------
   Total assets ............................     34,691,760     10,396,530      16,928,813      32,118,721
                                               ------------   ------------    ------------    ------------
LIABILITIES
   Advisory fee payable ....................         16,091             -0-             -0-         17,665
   Payable for capital stock redeemed ......          3,042             49           1,858           8,088
   Accrued expenses ........................         20,693         16,573          16,720          34,406
                                               ------------   ------------    ------------    ------------
   Total liabilities .......................         39,826         16,622          18,578          60,159
                                               ------------   ------------    ------------    ------------
NET ASSETS .................................   $ 34,651,934   $ 10,379,908    $ 16,910,235    $ 32,058,562
                                               ============   ============    ============    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...................   $      2,790   $      1,020    $      1,701    $      2,555
   Additional paid-in capital ..............     31,217,556     13,811,696      18,234,474      30,028,458
   Undistributed net investment income .....        867,842      1,297,076       1,080,197       1,754,004
   Accumulated net realized gain
     (loss) on investments and
     foreign currency transactions .........        127,585     (2,456,480)       (860,804)        289,641
   Net unrealized appreciation
     (depreciation) of investments
     and foreign currency
     denominated assets and liabilities ....      2,436,161     (2,273,404)     (1,545,333)        (16,096)
                                               ------------   ------------    ------------    ------------
                                               $ 34,651,934   $ 10,379,908    $ 16,910,235    $ 32,058,562
                                               ============   ============    ============    ============
   Shares of capital stock
     outstanding ...........................      2,789,991      1,020,040       1,701,275       2,555,474
                                               ============   ============    ============    ============
   Net asset value per share ...............   $      12.42   $      10.18    $       9.94    $      12.55
                                               ============   ============    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                Short Term        U.S. Government/
                                                               Multi Market     High Grade Securities     Money Market
                                                                Portfolio             Portfolio            Portfolio
                                                              -------------     ---------------------    -------------
ASSETS
   Investments in securities, at value
     (cost $6,403,829, $58,590,315 and
     $119,650,137, respectively) .....................        $   6,335,723         $  58,955,004        $ 119,650,137
   Cash, at value (cost $376, $277 and $174,118,
     respectively) ...................................                  376                   277              174,118
   Interest receivable ...............................              151,898               670,383               22,082
   Unrealized appreciation of forward exchange
     currency contracts ..............................                3,237                    -0-                  -0-
   Receivable from Adviser ...........................                1,866                    -0-                  -0-
   Receivable for capital stock sold .................                   -0-               40,264              316,637
                                                              -------------         -------------        -------------
   Total assets ......................................            6,493,100            59,665,928          120,162,974
                                                              -------------         -------------        -------------
LIABILITIES
   Payable for capital stock redeemed ................                6,120                57,929               62,088
   Payable for investment securities purchased .......                   -0-            1,142,728                   -0-
   Advisory fee payable ..............................                   -0-               29,395               48,547
   Dividend payable ..................................                   -0-                   -0-             437,430
   Accrued expenses ..................................               18,156                18,174               41,205
                                                              -------------         -------------        -------------
   Total liabilities .................................               24,276             1,248,226              589,270
                                                              -------------         -------------        -------------
NET ASSETS ...........................................        $   6,468,824         $  58,417,702        $ 119,573,704
                                                              =============         =============        =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .............................        $         640         $       4,762        $     119,574
   Additional paid-in capital ........................            7,473,453            54,327,340          119,454,020
   Undistributed net investment income ...............              195,069             2,341,951                  573
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...............           (1,135,696)            1,378,960                 (463)
   Net unrealized appreciation (depreciation) of
     investments and foreign currency denominated
     assets and liabilities ..........................              (64,642)              364,689                   -0-
                                                              -------------         -------------        -------------
                                                              $   6,468,824         $  58,417,702        $ 119,573,704
                                                              =============         =============        =============
   Shares of capital stock
     outstanding .....................................              640,255             4,761,599          119,573,924
                                                              =============         =============        =============
   Net asset value per share .........................        $       10.10         $       12.27        $        1.00
                                                              =============         =============        =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                               Conservative        Growth            Total         Growth and
                                                 Investors        Investors         Return           Income
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Interest ................................   $   1,505,639    $     359,022    $   1,165,457    $     749,624
   Dividends (net of foreign taxes
     withheld of $9,307, $10,400,
     $168 and $2,437, respectively) ........         102,787          129,698          511,786        4,842,941
                                               -------------    -------------    -------------    -------------
   Total investment income .................       1,608,426          488,720        1,677,243        5,592,565
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................         262,690          138,363          319,045        1,937,421
   Custodian ...............................          76,945           98,491           75,290          109,753
   Administrative ..........................          60,000           60,000           60,000           60,000
   Printing ................................           8,067            5,672           13,548           94,183
   Audit and legal .........................           3,960            3,089           11,017           58,222
   Amortization of organization expenses ...           2,000            2,000               -0-              -0-
   Directors' fees .........................           1,631            1,356            1,857            1,864
   Transfer agency .........................             979              553            1,006              967
   Miscellaneous ...........................           2,061              202            2,208           10,844
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................         418,333          309,726          483,971        2,273,254
   Less: expenses waived and reimbursed ....        (103,350)        (136,406)         (34,652)              -0-
                                               -------------    -------------    -------------    -------------
   Net expenses ............................         314,983          173,320          449,319        2,273,254
                                               -------------    -------------    -------------    -------------
   Net investment income ...................       1,293,443          315,400        1,227,924        3,319,311
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment
     transactions ..........................       1,766,181        1,540,880        4,687,427       42,675,468
   Net realized loss on foreign
     currency transactions .................         (21,778)         (19,402)             (16)            (218)
   Net change in unrealized
     appreciation of investments ...........       1,546,276        2,043,786        2,033,087       13,019,376
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................             798              397                3               41
                                               -------------    -------------    -------------    -------------
   Net gain on investments and
     foreign currency transactions .........       3,291,477        3,565,661        6,720,501       55,694,667
                                               -------------    -------------    -------------    -------------
NET INCREASE IN NET
ASSETS FROM OPERATIONS .....................   $   4,584,920    $   3,881,061    $   7,948,425    $  59,013,978
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                   Premier
                                                  Growth        International       Growth           Quasar
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Dividends (net of foreign taxes
     withheld of $30,110, $106,600,
     $86,773 and $5,428, respectively) .....   $   2,894,344    $   1,184,485    $   6,037,149    $     477,000
   Interest ................................         663,585          128,213        1,971,398          649,227
                                               -------------    -------------    -------------    -------------
   Total investment income .................       3,557,929        1,312,698        8,008,547        1,126,227
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................       2,045,409          648,033        7,864,803          749,490
   Custodian ...............................         101,649          136,766          162,586          104,166
   Printing ................................          95,948           27,329          263,397           18,063
   Audit and legal .........................          67,390           10,621          226,972           29,270
   Administrative ..........................          60,000           60,000           60,000           60,000
   Amortization of organization
     expenses ..............................           2,000               -0-              -0-           5,216
   Directors' fees .........................           1,531            1,565            1,220            1,649
   Transfer agency .........................             993              891              866              955
   Miscellaneous ...........................           9,135            2,568           26,592            3,367
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................       2,384,055          887,773        8,606,436          972,176
   Less: expenses waived and reimbursed ....              -0-        (272,142)        (270,762)        (260,160)
                                               -------------    -------------    -------------    -------------
   Net expenses ............................       2,384,055          615,631        8,335,674          712,016
                                               -------------    -------------    -------------    -------------
   Net investment income (loss) ............       1,173,874          697,067         (327,127)         414,211
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............      28,107,274        1,484,081       31,022,713       (3,461,226)
   Net realized gain (loss) on foreign
     currency transactions .................         (33,233)         727,885               -0-              -0-
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................      41,502,094        5,779,791      291,597,182       (1,930,679)
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................             504         (684,282)              -0-              -0-
                                               -------------    -------------    -------------    -------------
   Net gain (loss) on investments ..........      69,576,639        7,307,475      322,619,895       (5,391,905)
                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............   $  70,750,513    $   8,004,542    $ 322,292,768    $  (4,977,694)
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                                Real Estate                         Utility         Worldwide
                                                 Investment      Technology          Income       Privatization
                                                 Portfolio        Portfolio        Portfolio        Portfolio
                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME
   Dividends (net of foreign taxes
     withheld of $0, $7,016, $3,694
     and $130,041 respectively) ............   $     914,963    $      96,952    $     685,812    $   1,106,980
   Interest ................................          29,548          479,941          135,880          126,567
                                               -------------    -------------    -------------    -------------
   Total investment income .................         944,511          576,893          821,692        1,233,547
                                               -------------    -------------    -------------    -------------
EXPENSES
   Advisory fee ............................         143,425          891,127          195,827          459,020
   Custodian ...............................          63,390           71,206           70,876          227,915
   Administrative ..........................          60,000           60,000           60,000           60,000
   Printing ................................           4,508           25,057           11,574           18,619
   Amortization of organization
     expenses ..............................           3,997            4,296            3,059            2,000
   Audit and legal .........................           3,127           15,521            7,943           10,796
   Directors' fees .........................           1,555            2,446            1,225            1,591
   Transfer agency .........................             957              980              934            1,054
   Miscellaneous ...........................           1,748            3,059            1,725              871
                                               -------------    -------------    -------------    -------------
   Total expenses ..........................         282,707        1,073,692          353,163          781,866
   Less: expenses waived and
     reimbursed ............................        (131,314)        (227,121)        (105,144)        (345,796)
                                               -------------    -------------    -------------    -------------
   Net expenses ............................         151,393          846,571          248,019          436,070
                                               -------------    -------------    -------------    -------------
   Net investment income (loss) ............         793,118         (269,678)         573,673          797,477
                                               -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............        (314,101)       2,981,897        1,038,844        2,123,345
   Net realized gain on foreign
     currency transactions .................              -0-              -0-             106          111,722
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................      (4,050,201)      45,284,402        4,488,587        1,060,393
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................              -0-              -0-             (12)           7,727
                                               -------------    -------------    -------------    -------------
   Net gain (loss) on investments
     and foreign currency transactions .....      (4,364,302)      48,266,299        5,527,525        3,303,187
                                               -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............   $  (3,571,184)   $  47,996,621    $   6,101,198    $   4,100,664
                                               =============    =============    =============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                      Global Dollar                          North American
                                                   Global Bond         Government          High-Yield       Government Income
                                                    Portfolio           Portfolio           Portfolio           Portfolio
                                                  -------------       -------------       -------------     -----------------
INVESTMENT INCOME
   Interest ................................      $   1,355,006       $   1,441,589       $   1,189,097       $   3,276,744
                                                  -------------       -------------       -------------       -------------
EXPENSES
   Advisory fee ............................            168,110             103,573              83,181             212,411
   Custodian ...............................             64,384              58,048              48,999              83,623
   Administrative ..........................             60,000              60,000              60,000              60,000
   Audit and legal .........................              7,171               3,499               3,947               8,168
   Printing ................................              6,300              10,086                 524               8,928
   Directors' fees .........................              1,599               1,653               1,318               1,661
   Transfer agency .........................                975                 974                 869                 977
   Amortization of organization
     expenses ..............................                 -0-              3,343                  -0-              4,315
   Miscellaneous ...........................              1,237                 336                 813                 893
                                                  -------------       -------------       -------------       -------------
   Total expenses ..........................            309,776             241,512             199,651             380,976
   Less: expenses waived and reimbursed ....            (63,587)           (110,320)            (94,288)            (99,140)
                                                  -------------       -------------       -------------       -------------
   Net expenses ............................            246,189             131,192             105,363             281,836
                                                  -------------       -------------       -------------       -------------
   Net investment income ...................          1,108,817           1,310,397           1,083,734           2,994,908
                                                  -------------       -------------       -------------       -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on
     investment transactions ...............            162,255          (2,456,480)           (860,804)            303,782
   Net realized loss on foreign
     currency transactions .................           (127,198)                 -0-                 -0-         (1,199,153)
   Net change in unrealized
     appreciation (depreciation) of
     investments ...........................          2,506,383          (2,200,919)         (1,556,891)           (925,643)
   Net change in unrealized
     appreciation (depreciation) of
     foreign currency denominated
     assets and liabilities ................            (79,034)                 -0-                 -0-             (3,460)
                                                  -------------       -------------       -------------       -------------
   Net gain (loss) on investments
     and foreign currency transactions .....          2,462,406          (4,657,399)         (2,417,695)         (1,824,474)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPERATIONS ..............      $   3,571,223       $  (3,347,002)      $  (1,333,961)      $   1,170,434
                                                  =============       =============       =============       =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1998              Alliance Variable Products Series Fund
================================================================================

                                                                   Short Term        U.S. Government/
                                                                  Multi Market    High Grade Securities    Money Market
                                                                    Portfolio           Portfolio           Portfolio
                                                                  -------------   ---------------------   -------------
INVESTMENT INCOME
   Interest ................................................      $     439,642       $   2,688,083       $   5,209,956
                                                                  -------------       -------------       -------------
EXPENSES
   Advisory fee ............................................             35,014             267,850             471,768
   Custodian ...............................................             69,108              57,296              80,211
   Administrative ..........................................             60,000              60,000              60,000
   Audit and legal .........................................              2,106               9,047               6,437
   Printing ................................................              1,924               9,410              15,797
   Directors' fees .........................................              1,672               1,936               2,015
   Transfer agency .........................................                978                 974               1,252
   Miscellaneous ...........................................                477               1,230               4,341
                                                                  -------------       -------------       -------------
   Total expenses ..........................................            171,279             407,743             641,821
   Less: expenses waived and reimbursed ....................           (111,291)            (60,000)                 -0-
                                                                  -------------       -------------       -------------
   Net expenses ............................................             59,988             347,743             641,821
                                                                  -------------       -------------       -------------
   Net investment income ...................................            379,654           2,340,340           4,568,135
                                                                  -------------       -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
   Net realized gain (loss) on investment transactions .....             (4,148)          1,403,874                 178
   Net realized (loss) on foreign currency transactions ....            (44,832)                147                  -0-
   Net change in unrealized appreciation (depreciation)
     of investments ........................................            212,809            (296,956)                 -0-
   Net change in unrealized depreciation of foreign
     currency denominated assets and liabilities ...........           (153,486)                 -0-                 -0-
                                                                  -------------       -------------       -------------
   Net gain on investments and foreign currency
     transactions ..........................................             10,343           1,107,065                 178
                                                                  -------------       -------------       -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................      $     389,997       $   3,447,405       $   4,568,313
                                                                  =============       =============       =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS                             Alliance Variable Products Series Fund
================================================================================

                                             Conservative Investors Portfolio   Growth Investors Portfolio
                                             --------------------------------  ----------------------------
                                                Year Ended       Year Ended      Year Ended      Year Ended
                                               December 31,     December 31,    December 31,    December 31,
                                                   1998            1997            1998            1997
                                             ---------------  ---------------  ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................   $  1,293,443    $    983,136    $    315,400    $    226,698
   Net realized gain on investments
     and foreign currency transactions .....      1,744,403       1,295,033       1,521,478       1,347,406
   Net change in unrealized
     appreciation of investments
     and foreign currency
     denominated assets and
     liabilities ...........................      1,547,074         469,660       2,044,183         334,892
                                               ------------    ------------    ------------    ------------
   Net increase in net assets from
     operations ............................      4,584,920       2,747,829       3,881,061       1,908,996
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................       (983,527)       (608,412)       (214,940)       (180,480)
   Net realized gain on investments ........     (1,277,811)             -0-     (1,371,580)       (200,739)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................      4,820,709       6,327,771       2,134,021       4,362,797
                                               ------------    ------------    ------------    ------------
   Total increase ..........................      7,144,291       8,467,188       4,428,562       5,890,574
NET ASSETS
   Beginning of year .......................     30,196,381      21,729,193      16,599,910      10,709,336
                                               ------------    ------------    ------------    ------------
   End of year (including
     undistributed net investment
     income of $1,293,963,
     $973,022, $310,178 and
     $202,165, respectively) ...............   $ 37,340,672    $ 30,196,381    $ 21,028,472    $ 16,599,910
                                               ============    ============    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS                             Alliance Variable Products Series Fund
================================================================================

                                                    Total Return Portfolio            Growth and Income Portfolio
                                                -------------------------------     -------------------------------
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                 December 31,      December 31,      December 31,      December 31,
                                                     1998              1997              1998              1997
                                                -------------     -------------     -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................    $   1,227,924     $     822,012     $   3,319,311     $   2,195,334
   Net realized gain on investments
     and foreign currency transactions .....        4,687,411         3,789,362        42,675,250        27,935,671
   Net change in unrealized
     appreciation of investments
     and foreign currency
     denominated assets and
     liabilities ...........................        2,033,090         1,754,576        13,019,417        15,634,977
                                                -------------     -------------     -------------     -------------
   Net increase in net assets from
     operations ............................        7,948,425         6,365,950        59,013,978        45,765,982
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................         (828,887)         (480,826)       (2,226,956)       (1,272,246)
   Net realized gain on investments ........       (3,824,313)       (1,019,434)      (28,160,219)       (9,150,387)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       13,248,556        12,178,929       102,785,943        88,128,841
                                                -------------     -------------     -------------     -------------
   Total increase ..........................       16,543,781        17,044,619       131,412,746       123,472,190
NET ASSETS
   Beginning of year .......................       42,919,969        25,875,350       250,201,595       126,729,405
                                                -------------     -------------     -------------     -------------
   End of year (including
     undistributed net investment
     income of $1,221,413, $822,392,
     $3,281,944 and $2,192,351,
     respectively) .........................    $  59,463,750     $  42,919,969     $ 381,614,341     $ 250,201,595
                                                =============     =============     =============     =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                        Growth Portfolio                   International Portfolio
                                                ---------------------------------     ---------------------------------
                                                  Year Ended         Year Ended         Year Ended         Year Ended
                                                 December 31,       December 31,       December 31,       December 31,
                                                     1998               1997               1998               1997
                                                --------------     --------------     --------------     --------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income ...................    $    1,173,874     $      687,639     $      697,067     $      478,040
   Net realized gain on investments
     and foreign currency transactions .....        28,074,041         15,669,717          2,211,966          1,303,323
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................        41,502,598         33,639,619          5,095,509            116,846
                                                --------------     --------------     --------------     --------------
   Net increase in net assets
     from operations .......................        70,750,513         49,996,975          8,004,542          1,898,209
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................          (667,879)          (265,892)        (1,367,666)          (523,610)
   Net realized gain on investments ........       (15,606,121)        (6,564,799)        (2,040,979)          (836,368)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................        38,329,947         54,020,810           (254,502)        15,848,071
                                                --------------     --------------     --------------     --------------
   Total increase ..........................        92,806,460         97,187,094          4,341,395         16,386,302
NET ASSETS
   Beginning of year .......................       235,874,985        138,687,891         60,710,398         44,324,096
                                                --------------     --------------     --------------     --------------
   End of year (including
     undistributed net investment
     income of $1,157,118, $684,284,
     $367,008 and $242,000,
     respectively) .........................    $  328,681,445     $  235,874,985     $   65,051,793     $   60,710,398
                                                ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                     Premier Growth Portfolio                 Quasar Portfolio
                                                ---------------------------------     ---------------------------------
                                                  Year Ended         Year Ended         Year Ended         Year Ended
                                                 December 31,       December 31,       December 31,       December 31,
                                                     1998               1997               1998               1997
                                                --------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income (loss) ............    $     (327,127)    $      595,531     $      414,211     $       59,268
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................        31,022,713         (6,667,622)        (3,461,226)         5,195,196
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................       291,597,182         72,666,731         (1,930,679)            79,213
                                                --------------     --------------     --------------     --------------
   Net increase (decrease) in net
     assets from operations ................       322,292,768         66,594,640         (4,977,694)         5,333,677
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................          (748,382)          (324,686)           (58,060)           (22,104)
   Net realized gain on investments ........                -0-                -0-        (6,038,262)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       453,383,779        309,621,843         42,667,086         45,123,778
                                                --------------     --------------     --------------     --------------
   Total increase ..........................       774,928,165        375,891,797         31,593,070         50,435,351
NET ASSETS
   Beginning of year .......................       472,326,105         96,434,308         59,277,168          8,841,817
                                                --------------     --------------     --------------     --------------
   End of year (including
     undistributed net investment
     income of $0, $594,942,
     $261,320 and $45,520,
     respectively) .........................    $1,247,254,270     $  472,326,105     $   90,870,238     $   59,277,168
                                                ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                              Real Estate Investment Portfolio       Technology Portfolio
                                              --------------------------------   -----------------------------
                                                 Year Ended      Period Ended     Year Ended       Year Ended
                                                December 31,     December 31,    December 31,     December 31,
                                                    1998            1997(a)          1998             1997
                                                ------------     ------------    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income (loss) ............    $    793,118     $    287,942    $   (269,678)    $     84,919
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................        (314,101)          79,169       2,981,897       (2,186,460)
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................      (4,050,201)       1,032,461      45,284,402        3,331,455
                                                ------------     ------------    ------------     ------------
   Net increase (decrease) in net
     assets from operations ................      (3,571,184)       1,399,572      47,996,621        1,229,914
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................        (240,978)              -0-       (121,060)        (141,660)
   Net realized gain on investments ........        (104,773)              -0-             -0-              -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................       7,302,437       12,294,485      13,486,268       40,068,148
                                                ------------     ------------    ------------     ------------
   Total increase ..........................       3,385,502       13,694,057      61,361,829       41,156,402
NET ASSETS
   Beginning of period .....................      13,694,057               -0-     69,239,833       28,083,431
                                                ------------     ------------    ------------     ------------
   End of year (including
     undistributed net investment
     income of $834,185,
     $287,942, $283 and $86,270,
     respectively) .........................    $ 17,079,559     $ 13,694,057    $130,601,662     $ 69,239,833
                                                ============     ============    ============     ============

--------------------------------------------------------------------------------
(a)   Commencement of operations, January 9, 1997.

      See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                       Utility Income Portfolio            Worldwide Privatization Portfolio
                                                   --------------------------------        ---------------------------------
                                                    Year Ended          Year Ended          Year Ended           Year Ended
                                                   December 31,        December 31,        December 31,         December 31,
                                                       1998                1997                1998                 1997
                                                   ------------        ------------        ------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $    573,673        $    462,850        $    797,477         $    569,265
   Net realized gain on investments
     and foreign currency transactions .....          1,038,950             258,014           2,235,067            2,030,990
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................          4,488,575           3,238,860           1,068,120             (439,024)
                                                   ------------        ------------        ------------         ------------
   Net increase in net assets from
     operations ............................          6,101,198           3,959,724           4,100,664            2,161,231
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (467,584)           (289,532)           (602,038)            (348,486)
   Net realized gain on investments ........           (217,903)                 -0-         (2,230,552)            (421,270)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................          8,673,520           1,820,021           3,181,810           21,619,677
                                                   ------------        ------------        ------------         ------------
   Total increase ..........................         14,089,231           5,490,213           4,449,884           23,011,152
NET ASSETS
   Beginning of year .......................         20,347,006          14,856,793          41,817,965           18,806,813
                                                   ------------        ------------        ------------         ------------
   End of year (including
     undistributed net investment
     income of $567,409, $461,439,
     $817,021 and $502,310,
     respectively) .........................       $ 34,436,237        $ 20,347,006        $ 46,267,849         $ 41,817,965
                                                   ============        ============        ============         ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                         Global Bond Portfolio            Global Dollar Government Portfolio
                                                   --------------------------------       ----------------------------------
                                                    Year Ended          Year Ended          Year Ended           Year Ended
                                                   December 31,        December 31,        December 31,         December 31,
                                                       1998                1997                1998                 1997
                                                   ------------        ------------       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $  1,108,817        $    934,603        $  1,310,397        $  1,020,022
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................             35,057            (551,283)         (2,456,480)            739,413
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................          2,427,349            (187,415)         (2,200,919)           (463,672)
                                                   ------------        ------------        ------------        ------------
   Net increase (decrease) in net
     assets from operations ................          3,571,223             195,905          (3,347,002)          1,295,763
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (359,373)           (945,935)         (1,020,590)           (489,948)
   Net realized gain on investments ........           (126,325)           (219,946)           (745,193)           (742,125)
CAPITAL STOCK TRANSACTIONS
   Net increase ............................          9,372,064           5,047,231             114,249           6,467,348
                                                   ------------        ------------        ------------        ------------
   Total increase (decrease) ...............         12,457,589           4,077,255          (4,998,536)          6,531,038
NET ASSETS
   Beginning of year .......................         22,194,345          18,117,090          15,378,444           8,847,406
                                                   ------------        ------------        ------------        ------------
   End of year (including
     undistributed net investment
     income of $867,842, $229,154,
     $1,297,076 and $1,013,027,
     respectively) .........................       $ 34,651,934        $ 22,194,345        $ 10,379,908        $ 15,378,444
                                                   ============        ============        ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                                                                  North American
                                                         High-Yield Portfolio               Government Income Portfolio
                                                   --------------------------------       --------------------------------
                                                    Year Ended         Period Ended        Year Ended          Year Ended
                                                   December 31,        December 31,       December 31,        December 31,
                                                       1998               1997(a)             1998                1997
                                                   ------------        ------------       ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $  1,083,734        $      7,694       $  2,994,908        $  2,088,881
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................           (860,804)                244           (895,371)            292,939
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................         (1,556,891)             11,558           (929,103)           (243,915)
                                                   ------------        ------------       ------------        ------------
   Net increase (decrease) in net
     assets from operations ................         (1,333,961)             19,496          1,170,434           2,137,905
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................            (11,475)                 -0-        (2,126,978)         (1,103,754)
   Net realized gain on investments ........                 -0-                 -0-          (285,327)                 -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ............................         17,114,316           1,121,859          2,793,932          12,776,700
                                                   ------------        ------------       ------------        ------------
   Total increase ..........................         15,768,880           1,141,355          1,552,061          13,810,851
NET ASSETS
   Beginning of period .....................          1,141,355                  -0-        30,506,501          16,695,650
                                                   ------------        ------------       ------------        ------------
   End of year (including
     undistributed net investment
     income of $1,080,197, $7,694,
     $1,754,004 and $2,082,356,
     respectively) .........................       $ 16,910,235        $  1,141,355       $ 32,058,562        $ 30,506,501
                                                   ============        ============       ============        ============

--------------------------------------------------------------------------------
(a)   Commencement of operations, October 27, 1997.

      See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                                    U.S. Government/
                                                  Short Term Multi Market Portfolio         High Grade Securities Portfolio
                                                  ---------------------------------        --------------------------------
                                                    Year Ended          Year Ended          Year Ended          Year Ended
                                                   December 31,        December 31,        December 31,        December 31,
                                                       1998                1997                1998                1997
                                                  -------------        ------------        ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ...................       $    379,654        $    395,342        $  2,340,340        $  1,860,009
   Net realized gain (loss) on
     investments and foreign
     currency transactions .................            (48,980)            111,719           1,404,021             242,976
   Net change in unrealized
     appreciation (depreciation) of
     investments and foreign
     currency denominated assets
     and liabilities .......................             59,323            (181,535)           (296,956)            558,819
                                                   ------------        ------------        ------------        ------------
   Net increase in net assets from
     operations ............................            389,997             325,526           3,447,405           2,661,804
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ...................           (630,815)           (412,899)         (1,873,534)         (1,409,036)
   Net realized gain on investments ........                 -0-                 -0-           (214,996)            (54,796)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................            220,210            (535,499)         20,861,049           5,849,902
                                                   ------------        ------------        ------------        ------------
   Total increase (decrease) ...............            (20,608)           (622,872)         22,219,924           7,047,874
NET ASSETS
   Beginning of year .......................          6,489,432           7,112,304          36,197,778          29,149,904
                                                   ------------        ------------        ------------        ------------
   End of year (including
     undistributed net investment
     income of $195,069, $473,715,
     $2,341,951 and $1,860,125,
     respectively) .........................       $  6,468,824        $  6,489,432        $ 58,417,702        $ 36,197,778
                                                   ============        ============        ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                                   Money Market Portfolio
                                                              --------------------------------
                                                               Year Ended          Year Ended
                                                              December 31,        December 31,
                                                                  1998                1997
                                                              ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income ..............................       $  4,568,135        $  3,452,183
   Net realized gain (loss) on investments ............                178                (298)
                                                              ------------        ------------
   Net increase in net assets from operations .........          4,568,313           3,451,885
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income ..............................         (4,568,135)         (3,452,183)
CAPITAL STOCK TRANSACTIONS
   Net increase .......................................         51,989,705           2,814,828
                                                              ------------        ------------
   Total increase .....................................         51,989,883           2,814,530
NET ASSETS
   Beginning of year ..................................         67,583,821          64,769,291
                                                              ------------        ------------
   End of year (including
     undistributed net investment
     income of $573 and $1,046, respectively) .........       $119,573,704        $ 67,583,821
                                                              ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

Conservative Investors Portfolio--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

Growth Investors Portfolio--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

Total Return Portfolio--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

Growth and Income Portfolio--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Growth Portfolio--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

International Portfolio--seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Premier Growth Portfolio--seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Quasar Portfolio--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Real Estate Investment Portfolio--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Technology Portfolio--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Utility Income Portfolio--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacturing, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communication equipment and services, and in the provision of other utility-related goods and services.

Worldwide Privatization Portfolio--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Global Bond Portfolio--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Global Dollar Government Portfolio--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation substantially all of the Portfolios' assets will be invested in high yield, high risk securities that are low-rated (i.e. below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer capacity to pay interest and repay principal.

High-Yield Portfolio--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by the nationally recognized rating service. These securities, which are often referred to as "junk bonds", are subject to greater risk of loss of principle and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

North American Government Income Portfolio--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the states of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

Short-Term Multi-Market Portfolio--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. Government/High Grade Securities Portfolio--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high grade debt securities.

Money Market Portfolio--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

                                          Alliance Variable Products Series Fund
================================================================================

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Growth Portfolio $10,000 through September 1999; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002; Technology Portfolio $21,500 through January 2001; Utility Income Portfolio $15,299 through April 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book/tax differences, resulted in reclassification of amounts within the composition of net assets. These reclassifications had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Total Return Portfolio, .625 of 1%; Growth and Income Portfolio, .625% of 1%; Growth Portfolio, .75 of 1%; International Portfolio, 1%; Premier Growth Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90 of 1%; Technology Portfolio, 1%; Utility Income Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Global Bond Portfolio, .65 of

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

1%; Global Dollar Government Portfolio, .75 of 1%; High-Yield Portfolio, .75 of 1%; North American Government Income Portfolio, .65 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; and Money Market Portfolio, .50 of 1%. The fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Pursuant to the advisory agreement, the Total Return, Growth & Income, Growth, Premier Growth and Money Market Portfolios paid $30,000, $60,000, $60,000, $30,000 and $60,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to the Funds by the Adviser for the year ended December 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 1998, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

During the year ended December 31, 1998, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio, except for the Premier Growth Portfolio, so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1998, such waivers/reimbursements amounted to $103,350, $136,406, $34,652, $272,142,
$270,762, $260,160, $131,314, $227,121, $105,144, $345,796, $63,587, $110,320,
$94,288, $99,140 and $60,000, for the Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Global Bond Portfolio, the Global Dollar Government Portfolio, the High-Yield Portfolio, the North American Government Income Portfolio, the Short-Term Multi Market Portfolio and the U.S. Government/High Grade Securities Portfolio, respectively.

Brokerage commissions paid for the year ended December 31, 1998, on investment transactions amounted to $28,738, $33,108, $58,946, $569,205, $390,366,
$331,720, $669,538, $216,969, $37,237, $77,542, $17,833, and $203,374 for the
Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, respectively, of which $250 was paid by the Growth Portfolio, $11,950 was paid by the Premier Growth Portfolio and $600 was paid by the Quasar Portfolio to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1998, were as follows:

                                                    Purchases                              Sales
                                      -----------------------------------   -----------------------------------
                                         Stocks and       U.S. Government      Stocks and       U.S. Government
Portfolio                             Debt Obligations     and Agencies     Debt Obligations     and Agencies
---------                             ----------------   ----------------   ----------------   ----------------
Conservative Investors............      $ 12,192,712      $  26,740,731       $ 15,561,630       $ 18,973,717
Growth Investors..................        10,712,503          4,821,900         13,848,748          3,982,150
Total Return......................        30,624,119          1,900,063         24,492,116          2,317,000
Growth and Income.................       296,166,194          3,739,620        228,883,505          4,208,106
Growth............................       178,533,222                 -0-       164,205,100                 -0-
International.....................        71,393,565                 -0-        74,314,389                 -0-
Quasar............................        89,521,556                 -0-        66,925,948                 -0-
Real Estate Investment............        11,475,983                 -0-         4,092,788                 -0-
Technology........................        62,382,969                 -0-        50,581,538                 -0-
Utility Income....................        11,438,998                 -0-         4,831,994                 -0-
Worldwide Privatization...........        42,265,353                 -0-        39,153,300                 -0-

                                          Alliance Variable Products Series Fund
================================================================================

                                                    Purchases                              Sales
                                      -----------------------------------   -----------------------------------
                                         Stocks and       U.S. Government      Stocks and       U.S. Government
Portfolio                             Debt Obligations     and Agencies     Debt Obligations     and Agencies
---------                             ----------------   ----------------   ----------------   ----------------
Global Bond.......................        11,942,596      $   6,480,003       $  8,875,144       $  1,595,875
Global Dollar Government..........        21,747,379                 -0-        21,935,721                 -0-
High-Yield........................        44,882,929                 -0-        29,128,390                 -0-
North American Government
   Income.........................         3,274,766          7,177,719            984,141            305,000
Short-Term Multi-Market...........           970,840                 -0-         1,827,698                 -0-
U.S. Government/High Grade
   Securities.....................        17,644,289        107,277,923         15,038,963         82,066,932

At December 31, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                                      Net
                                                                   Gross Unrealized               Unrealized
                                                         -----------------------------------     Appreciation
Portfolio                                   Cost           Appreciation       Depreciation      (Depreciation)
---------                             ----------------   ----------------   ----------------   ----------------
Conservative Investors............      $ 34,432,869       $  2,867,851       $   (150,115)      $  2,717,736
Growth Investors..................        17,956,269          3,341,776           (223,503)         3,118,273
Total Return......................        54,083,403          8,038,139         (2,517,018)         5,521,121
Growth and Income.................       342,994,218         65,094,291        (23,859,278)        41,235,013
Growth............................       240,221,168        106,507,369        (11,223,126)        95,284,243
International.....................        57,463,923          9,026,679         (2,482,566)         6,544,113
Premier Growth....................       873,002,745        404,274,377        (22,611,333)       381,663,044
Quasar............................        95,895,530          8,272,368        (10,848,485)        (2,576,117)
Real Estate Investment............        19,880,847             56,707         (3,119,072)        (3,062,365)
Technology........................        80,256,841         51,435,076           (921,440)        50,513,636
Utility Income....................        26,054,120          9,638,469           (811,798)         8,826,671
Worldwide Privatization...........        44,241,425          7,369,395         (5,660,022)         1,709,373
Global Bond.......................        29,420,407          2,409,902            (22,196)         2,387,706
Global Dollar Government..........        12,371,634            455,639         (2,855,645)        (2,400,006)
High-Yield........................        18,042,803            179,195         (1,724,528)        (1,545,333)
North American Government
   Income.........................        31,781,132            872,403           (888,751)           (16,348)
Short-Term Multi-Market...........         6,403,829            126,245           (194,351)           (68,106)
U.S. Government/High Grade
   Securities.....................        58,608,354            501,333           (154,683)           346,650

At December 31, 1998, for federal income tax purposes, Quasar, Real Estate, Global Dollar Government, High Yield, Short-Term Multi-Market Trust and Money Market Portfolios had net capital loss carryforwards of $1,214,862 which expires in the year 2006, $191,303 which expires in the year 2006, $2,000,064 which expires in the year 2006, $63,971 which expires in the year 2006, $1,135,696 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003, $32,651 expires in the year 2005 and $5,112 expires in the year 2006), $463 (of which $165 expires in the year 2004 and $298 expires in the year 2005). During the year ended December 31, 1998, Premier Growth and Technology Portfolios utilized all of the capital loss carryforward which amounted to $1,518,008 and $2,125,395.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

1. Forward Exchange Currency Contracts

The Global Bond and Short-Term Multi-Market Portfolios enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 1998, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                                U.S. $
                                            Contract           Value on            U.S. $
                                             Amount           Origination          Current          Unrealized
                                              (000)              Date               Value          Appreciation
                                        ----------------   ----------------   ----------------   ----------------
Foreign Currency Sale Contract
Swedish Krona, settling 1/27/99........       13,000          $1,606,922         $1,601,911          $  5,011
                                                                                                     ========

SHORT-TERM MULTI-MARKET PORTFOLIO:

                                                                U.S. $
                                            Contract           Value on            U.S. $           Unrealized
                                             Amount           Origination          Current         Appreciation
                                              (000)              Date               Value         (Depreciation)
                                        ----------------   ----------------   ----------------   ----------------
Foreign Currency Sale Contracts
Danish Kroner, settling 1/29/99........        2,000          $  309,487         $  314,498          $ (5,011)
Deutsche Mark, settling 1/15/99........        1,179             710,391            708,089             2,302
French Franc, settling 1/15/99.........        1,769             317,702            316,566             1,136
Italian Lira, settling 1/15/99.........      500,000             303,582            302,615               967
Japanese Yen, settling 3/15/99.........       23,667             206,880            211,431            (4,551)
New Zealand Dollar, settling 3/15/99 ..        1,303             681,053            686,304            (5,251)
Norwegian Kroner, settling 2/8/99......        2,672             357,833            350,441             7,392
Swedish Krona, settling 1/19/99........        3,438             429,751            423,498             6,253
                                                                                                     --------
                                                                                                     $  3,237
                                                                                                     ========

2. Option Transactions

For hedging and investment purposes, the Portfolios purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is

                                          Alliance Variable Products Series Fund
================================================================================

subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1998, the Portfolio did not engage in any option transactions.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 10,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                                                           Conservative Investors Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            675,652            780,780     $    9,097,687     $    9,838,439
Shares issued in reinvestment of
   dividends and distributions....            171,184             48,986          2,261,337            608,412
Shares redeemed...................           (489,669)          (325,161)        (6,538,315)        (4,119,080)
                                       --------------     --------------     --------------     --------------
Net increase......................            357,167            504,605     $    4,820,709     $    6,327,771
                                       ==============     ==============     ==============     ==============

                                                              Growth Investors Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            263,760            436,739     $    4,023,709     $    6,003,204
Shares issued in reinvestment of
   dividends and distributions....            105,839             28,259          1,586,520            381,219
Shares redeemed...................           (235,959)          (150,934)        (3,476,208)        (2,021,626)
                                       --------------     --------------     --------------     --------------
Net increase......................            133,640            314,064     $    2,134,021     $    4,362,797
                                       ==============     ==============     ==============     ==============

                                                                Total Return Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,066,045            880,572     $   18,467,616     $   14,008,071
Shares issued in reinvestment of
   dividends and distributions....            274,525             97,356          4,653,200          1,500,260
Shares redeemed...................           (583,936)          (210,529)        (9,872,260)        (3,329,402)
                                       --------------     --------------     --------------     --------------
Net increase......................            756,634            767,399     $   13,248,556     $   12,178,929
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                              Growth and Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          5,339,328          4,651,201     $  109,529,029     $   85,220,780
Shares issued in reinvestment of
   dividends and distributions....          1,482,301            585,541         30,387,175         10,422,633
Shares redeemed...................         (1,904,291)          (411,208)       (37,130,261)        (7,514,572)
                                       --------------     --------------     --------------     --------------
Net increase......................          4,917,338          4,825,534     $  102,785,943     $   88,128,841
                                       ==============     ==============     ==============     ==============

                                                                   Growth Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,150,440          3,011,243     $   51,763,496     $   58,667,838
Shares issued in reinvestment of
   dividends and distributions....            657,801            359,699         16,274,000          6,830,691
Shares redeemed...................         (1,267,396)          (589,726)       (29,707,549)       (11,477,719)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,540,845          2,781,216     $   38,329,947     $   54,020,810
                                       ==============     ==============     ==============     ==============

                                                                International Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          8,028,440          5,433,762     $  130,223,344     $   83,558,930
Shares issued in reinvestment of
   dividends and distributions....            209,505             85,533          3,408,645          1,359,978
Shares redeemed...................         (8,256,225)        (4,454,018)      (133,886,491)       (69,070,837)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........            (18,280)         1,065,277     $     (254,502)    $   15,848,071
                                       ==============     ==============     ==============     ==============

                                                               Premier Growth Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................         21,307,889         18,381,290     $  546,039,957     $  348,392,336
Shares issued in reinvestment of
   dividends and distributions....             27,956             17,344            748,382            324,686
Shares redeemed...................         (3,650,182)        (2,038,212)       (93,404,560)       (39,095,179)
                                       --------------     --------------     --------------     --------------
Net increase......................         17,685,663         16,360,422     $  453,383,779     $  309,621,843
                                       ==============     ==============     ==============     ==============

                                          Alliance Variable Products Series Fund
================================================================================

                                                                   Quasar Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          4,852,440          4,114,230     $   56,389,957     $   48,077,255
Shares issued in reinvestment of
   dividends and distributions....            471,122              1,959          6,096,321             22,104
Shares redeemed...................         (1,865,305)          (246,062)       (19,819,192)        (2,975,581)
                                       --------------     --------------     --------------     --------------
Net increase......................          3,458,257          3,870,127     $   42,667,086     $   45,123,778
                                       ==============     ==============     ==============     ==============

                                                           Real Estate Investment Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,017,147          1,182,129     $   11,445,744     $   13,064,224
Shares issued in reinvestment of
   dividends and distributions....             31,720                 -0-           345,751                 -0-
Shares redeemed...................           (411,779)           (71,998)        (4,489,058)          (769,739)
                                       --------------     --------------     --------------     --------------
Net increase......................            637,088          1,110,131     $    7,302,437     $   12,294,485
                                       ==============     ==============     ==============     ==============

                                                                 Technology Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                          Year Ended         Year Ended         Year Ended         Year Ended
                                         December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,683,902          3,792,319     $   39,262,852     $   45,101,686
Shares issued in reinvestment of
   dividends......................              8,130             12,276            121,060            141,660
Shares redeemed...................         (1,789,557)          (437,863)       (25,897,644)        (5,175,198)
                                       --------------     --------------     --------------     --------------
Net increase......................            902,475          3,366,732     $   13,486,268     $   40,068,148
                                       ==============     ==============     ==============     ==============

                                                               Utility Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            827,755            353,259     $   13,812,249     $    4,795,124
Shares issued in reinvestment of
   dividends and distributions....             41,319             22,136            685,488            289,532
Shares redeemed...................           (345,013)          (247,410)        (5,824,217)        (3,264,635)
                                       --------------     --------------     --------------     --------------
Net increase......................            524,061            127,985     $    8,673,520     $    1,820,021
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
(a)   Commencement of operations, January 9, 1997.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                         Worldwide Privatization Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            574,559          1,621,182     $    8,801,773     $   23,165,163
Shares issued in reinvestment of
   dividends and distributions....            188,588             53,013          2,832,590            769,756
Shares redeemed...................           (584,343)          (162,366)        (8,452,553)        (2,315,242)
                                       --------------     --------------     --------------     --------------
Net increase......................            178,804          1,511,829     $    3,181,810     $   21,619,677
                                       ==============     ==============     ==============     ==============

                                                                 Global Bond Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          1,110,903            615,554     $   13,087,136     $    6,854,237
Shares issued in reinvestment of
   dividends and distributions....             43,327            107,060            485,698          1,165,881
Shares redeemed...................           (363,470)          (266,344)        (4,200,770)        (2,972,887)
                                       --------------     --------------     --------------     --------------
Net increase......................            790,760            456,270     $    9,372,064     $    5,047,231
                                       ==============     ==============     ==============     ==============

                                                          Global Dollar Government Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            266,108            567,148     $    3,464,930     $    8,477,375
Shares issued in reinvestment of
   dividends and distributions....            136,883             90,285          1,765,784          1,232,073
Shares redeemed...................           (433,004)          (225,116)        (5,116,465)        (3,242,100)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........            (30,013)           432,317     $      114,249     $    6,467,348
                                       ==============     ==============     ==============     ==============

                                                                 High-Yield Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,333,171            110,513     $   24,996,204     $    1,122,331
Shares issued in reinvestment of
   dividends......................              1,032                 -0-            11,475                 -0-
Shares redeemed...................           (743,394)               (47)        (7,893,363)              (472)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,590,809            110,466     $   17,114,316     $    1,121,859
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------
(b)   Commencement of operations, October 27, 1997.

                                          Alliance Variable Products Series Fund
================================================================================

                                                     North American Government Income Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            807,658          1,306,695     $   10,378,068     $   16,666,170
Shares issued in reinvestment of
   dividends and distributions....            195,804             88,019          2,412,304          1,103,754
Shares redeemed...................           (800,671)          (391,062)        (9,996,440)        (4,993,224)
                                       --------------     --------------     --------------     --------------
Net increase......................            202,791          1,003,652     $    2,793,932     $   12,776,700
                                       ==============     ==============     ==============     ==============

                                                           Short-Term Multi-Market Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................            320,284            366,280     $    3,296,379     $    3,882,391
Shares issued in reinvestment of
   dividends......................             64,303             40,165            630,815            412,899
Shares redeemed...................           (357,998)          (455,606)        (3,706,984)        (4,830,789)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........             26,589            (49,161)    $      220,210     $     (535,499)
                                       ==============     ==============     ==============     ==============

                                                    U.S. Government/High Grade Securities Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................          2,327,632            870,507     $   28,190,782     $   10,135,743
Shares issued in reinvestment of
   dividends and distributions....            178,050            129,085          2,088,529          1,463,832
Shares redeemed...................           (777,937)          (497,164)        (9,418,262)        (5,749,673)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,727,745            502,428     $   20,861,049     $    5,849,902
                                       ==============     ==============     ==============     ==============

                                                                Money Market Portfolio
                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            1998               1997               1998               1997
                                      ----------------   ----------------   ----------------   ----------------
Shares sold.......................        426,000,949        260,121,111     $  426,000,949     $  260,121,111
Shares issued in reinvestment of
   dividends......................          4,568,135          3,452,183          4,568,135          3,452,183
Shares redeemed...................       (378,579,379)      (260,758,466)      (378,579,379)      (260,758,466)
                                       --------------     --------------     --------------     --------------
Net increase......................         51,989,705          2,814,828     $   51,989,705     $    2,814,828
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 1998.

FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -----------------------------------------------------------
                                                                                  CONSERVATIVE INVESTORS PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                     October 28,
                                                                                                                       1994(a)
                                                                                 Year Ended December 31,                  to
                                                                     -------------------------------------------     December 31,
                                                                       1998        1997        1996        1995          1994
                                                                     -------     -------     -------     -------     -----------
Net asset value, beginning of period .............................   $ 13.10     $ 12.07     $ 11.76     $ 10.07       $ 10.00
                                                                     -------     -------     -------     -------       -------
Income From Investment Operations
Net investment income (b)(c) .....................................       .50         .48         .45         .51           .06
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................      1.31         .86        (.01)       1.20           .01
                                                                     -------     -------     -------     -------       -------
Net increase in net asset value from operations ..................      1.81        1.34         .44        1.71           .07
                                                                     -------     -------     -------     -------       -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.38)       (.31)       (.09)       (.02)          -0-
Distributions from net realized gains ............................      (.50)        -0-        (.04)        -0-           -0-
                                                                     -------     -------     -------     -------       -------
Total dividends and distributions ................................      (.88)       (.31)       (.13)       (.02)          -0-
                                                                     -------     -------     -------     -------       -------
Net asset value, end of period ...................................   $ 14.03     $ 13.10     $ 12.07     $ 11.76       $ 10.07
                                                                     =======     =======     =======     =======       =======
Total Return
Total investment return based on net asset value (d) .............     14.20%      11.22%       3.79%      16.99%          .70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $37,341     $30,196     $21,729     $ 7,420       $   701
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .90%        .95%        .95%        .95%          .95%(e)
   Expenses, before waivers and reimbursements ...................      1.19%       1.33%       1.40%       4.25%        20.35%(e)
   Net investment income (b) .....................................      3.69%       3.85%       3.93%       4.65%         3.55%(e)
Portfolio turnover rate ..........................................       123%        209%        211%         61%            2%

                                                                     -----------------------------------------------------------
                                                                                       GROWTH INVESTORS PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                     October 28,
                                                                                                                       1994(a)
                                                                                Year Ended December 31,                  to
                                                                     ------------------------------------------     December 31,
                                                                       1998        1997        1996       1995          1994
                                                                     -------     -------     -------     ------     ------------
Net asset value, beginning of period .............................   $ 14.38     $ 12.74     $ 11.87     $ 9.86        $10.00
                                                                     -------     -------     -------     ------        ------
Income From Investment Operations
Net investment income (b)(c) .....................................       .26         .23         .24        .35           .04
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .............................      3.03        1.83         .72       1.67          (.18)
                                                                     -------     -------     -------     ------        ------
Net increase (decrease) in net asset value from operations .......      3.29        2.06         .96       2.02          (.14)
                                                                     -------     -------     -------     ------        ------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.18)       (.20)       (.07)      (.01)          -0-
Distributions from net realized gains ............................     (1.16)       (.22)       (.02)       -0-           -0-
                                                                     -------     -------     -------     ------        ------
Total dividends and distributions ................................     (1.34)       (.42)       (.09)      (.01)          -0-
                                                                     -------     -------     -------     ------        ------
Net asset value, end of period ...................................   $ 16.33     $ 14.38     $ 12.74     $11.87        $ 9.86
                                                                     =======     =======     =======     ======        ======
Total Return
Total investment return based on net asset value (d) .............     23.68%      16.34%       8.18%     20.48%        (1.40)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $21,028     $16,600     $10,709     $4,978        $  321
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .94%        .95%        .95%       .95%          .95%(e)
   Expenses, before waivers and reimbursements ...................      1.68%       1.70%       1.85%      6.17%        41.62%(e)
   Net investment income (b) .....................................      1.71%       1.72%       2.01%      3.21%         2.29%(e)
Portfolio turnover rate ..........................................       100%        164%        160%        50%            3%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                        --------------------------------------------------------
                                                                                         TOTAL RETURN PORTFOLIO
                                                                        --------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                        --------------------------------------------------------
                                                                          1998        1997        1996        1995        1994
                                                                        --------    --------    --------    --------    --------
Net asset value, beginning of year ...................................  $  16.92    $  14.63    $  12.80    $  10.41    $  10.97
                                                                        --------    --------    --------    --------    --------
Income From Investment Operations
Net investment income (b)(c) .........................................       .41         .39         .27         .36         .15
Net realized and unrealized gain (loss) on investment transactions ...      2.36        2.62        1.66        2.10        (.56)
                                                                        --------    --------    --------    --------    --------
Net increase (decrease) in net asset value from operations ...........      2.77        3.01        1.93        2.46        (.41)
                                                                        --------    --------    --------    --------    --------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.29)       (.23)       (.07)       (.07)       (.09)
Distributions from net realized gains ................................     (1.34)       (.49)       (.03)        -0-        (.06)
                                                                        --------    --------    --------    --------    --------
Total dividends and distributions ....................................     (1.63)       (.72)       (.10)       (.07)       (.15)
                                                                        --------    --------    --------    --------    --------
Net asset value, end of year .........................................  $  18.06    $  16.92    $  14.63    $  12.80    $  10.41
                                                                        ========    ========    ========    ========    ========
Total Return
Total investment return based on net asset value (d) .................     16.99%      21.11%      15.17%      23.67%      (3.77)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $ 59,464    $ 42,920    $ 25,875    $  8,242    $    750
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .88%        .88%        .95%        .95%        .95%
   Expenses, before waivers and reimbursements .......................       .95%        .88%       1.12%       4.49%      19.49%
   Net investment income (b) .........................................      2.41%       2.46%       2.76%       3.16%       2.29%
Portfolio turnover rate ..............................................        57%         65%         57%         30%         83%

                                                                        --------------------------------------------------------
                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                        --------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                        --------------------------------------------------------
                                                                          1998        1997        1996        1995        1994
                                                                        --------    --------    --------    --------    --------
Net asset value, beginning of year ...................................  $  19.93    $  16.40    $  15.79    $  11.85    $  12.18
                                                                        --------    --------    --------    --------    --------
Income From Investment Operations
Net investment income (b)(c) .........................................       .22         .21         .24         .27         .10
Net realized and unrealized gain (loss) on investment transactions ...      3.81        4.39        3.18        3.94        (.16)
                                                                        --------    --------    --------    --------    --------
Net increase (decrease) in net asset value from operations ...........      4.03        4.60        3.42        4.21        (.06)
                                                                        --------    --------    --------    --------    --------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.16)       (.13)       (.25)       (.13)       (.10)
Distributions from net realized gains ................................     (1.96)       (.94)      (2.56)       (.14)       (.17)
                                                                        --------    --------    --------    --------    --------
Total dividends and distributions ....................................     (2.12)      (1.07)      (2.81)       (.27)       (.27)
                                                                        --------    --------    --------    --------    --------
Net asset value, end of year .........................................  $  21.84    $  19.93    $  16.40    $  15.79    $  11.85
                                                                        ========    ========    ========    ========    ========
Total Return
Total investment return based on net asset value (d) .................     20.89%      28.80%      24.09%      35.76%       (.35)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $381,614    $250,202    $126,729    $ 41,993    $ 41,702
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .73%        .72%        .82%        .79%        .90%
   Expenses, before waivers and reimbursements .......................       .73%        .72%        .82%        .79%        .91%
   Net investment income (b) .........................................      1.07%       1.16%       1.58%       1.95%       1.71%
Portfolio turnover rate ..............................................        79%         86%         87%        150%         95%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   -------------------------------------------------------------
                                                                                           GROWTH PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                                                                   September 15,
                                                                                                                      1994(a)
                                                                                Year Ended December 31,                  to
                                                                   ----------------------------------------------   December 31,
                                                                     1998         1997         1996         1995        1994
                                                                   --------     --------     --------     -------  -------------
Net asset value, beginning of period ...........................   $  22.42     $  17.92     $  14.23     $ 10.53     $ 10.00
                                                                   --------     --------     --------     -------     -------
Income From Investment Operations
Net investment income (b)(c) ...................................        .10          .07          .06         .17         .03
Net realized and unrealized gain on investment transactions ....       6.19         5.18         3.95        3.54         .50
                                                                   --------     --------     --------     -------     -------
Net increase in net asset value from operations ................       6.29         5.25         4.01        3.71         .53
                                                                   --------     --------     --------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ...........................       (.06)        (.03)        (.04)       (.01)        -0-
Distributions from net realized gains ..........................      (1.40)        (.72)        (.28)        -0-         -0-
                                                                   --------     --------     --------     -------     -------
Total dividends and distributions ..............................      (1.46)        (.75)        (.32)       (.01)        -0-
                                                                   --------     --------     --------     -------     -------
Net asset value, end of period .................................   $  27.25     $  22.42     $  17.92     $ 14.23     $ 10.53
                                                                   ========     ========     ========     =======     =======
Total Return
Total investment return based on net asset value (d) ...........      28.73%       30.02%       28.49%      35.23%       5.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......................   $328,681     $235,875     $138,688     $45,220     $ 5,492
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .87%         .84%         .93%        .95%        .95%(e)
   Expenses, before waivers and reimbursements .................        .87%         .84%         .93%       1.27%       4.19%(e)
   Net investment income (b) ...................................        .43%         .37%         .35%       1.31%       1.17%(e)
Portfolio turnover rate ........................................         62%          62%          98%         86%         25%

                                                                   ------------------------------------------------------------
                                                                                    International Portfolio
                                                                   ------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                   ------------------------------------------------------------
                                                                     1998         1997         1996         1995         1994
                                                                   --------     --------     --------     --------     --------
Net asset value, beginning of year .............................   $  15.02     $  14.89     $  14.07     $  12.88     $  12.16
                                                                   --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) ...................................        .17          .13          .19          .18          .10
Net realized and unrealized gain on investments and foreign
   currency transactions .......................................       1.80          .39          .83         1.08          .72
                                                                   --------     --------     --------     --------     --------
Net increase in net asset value from operations ................       1.97          .52         1.02         1.26          .82
                                                                   --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income ...........................       (.33)        (.15)        (.08)        (.03)        (.02)
Distributions from net realized gains ..........................       (.49)        (.24)        (.12)        (.04)        (.08)
                                                                   --------     --------     --------     --------     --------
Total dividends and distributions ..............................       (.82)        (.39)        (.20)        (.07)        (.10)
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................................   $  16.17     $  15.02     $  14.89     $  14.07     $  12.88
                                                                   ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) ...........      13.02%        3.33%        7.25%        9.86%        6.70%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ........................   $ 65,052     $ 60,710     $ 44,324     $ 16,542     $  7,276
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .................        .95%         .95%         .95%         .95%         .95%
   Expenses, before waivers and reimbursements .................       1.37%        1.42%        1.91%        2.99%        7.26%
   Net investment income (b) ...................................       1.08%         .87%        1.29%        1.41%         .90%
Portfolio turnover rate ........................................        117%         134%          60%          87%          95%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        -------------------------------------------------------
                                                                                         PREMIER GROWTH PORTFOLIO
                                                                        -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                        -------------------------------------------------------
                                                                           1998         1997        1996       1995       1994
                                                                        ----------    --------    -------    -------    -------
Net asset value, beginning of year ...................................  $    20.99    $  15.70    $ 17.80    $ 12.37    $ 12.79
                                                                        ----------    --------    -------    -------    -------
Income From Investment Operations
Net investment income (loss) (b)(c) ..................................        (.01)        .04        .08        .09        .03
Net realized and unrealized gain (loss) on investment transactions ...       10.08        5.27       3.29       5.44       (.41)
                                                                        ----------    --------    -------    -------    -------
Net increase (decrease) in net asset value from operations ...........       10.07        5.31       3.37       5.53       (.38)
                                                                        ----------    --------    -------    -------    -------
Less: Dividends and Distributions
Dividends from net investment income .................................        (.03)       (.02)      (.10)      (.03)      (.01)
Distributions from net realized gains ................................         -0-         -0-      (5.37)      (.07)      (.03)
                                                                        ----------    --------    -------    -------    -------
Total dividends and distributions ....................................        (.03)       (.02)     (5.47)      (.10)      (.04)
                                                                        ----------    --------    -------    -------    -------
Net asset value, end of year .........................................  $    31.03    $  20.99    $ 15.70    $ 17.80    $ 12.37
                                                                        ==========    ========    =======    =======    =======
Total Return
Total investment return based on net asset value (d) .................       47.97%      33.86%     22.70%     44.85%     (2.96)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................  $1,247,254    $472,326    $96,434    $29,278    $37,669
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................        1.06%        .95%       .95%       .95%       .95%
   Expenses, before waivers and reimbursements .......................        1.09%       1.10%      1.23%      1.19%      1.40%
   Net investment income (loss) (b) ..................................        (.04)%       .21%       .52%       .55%       .42%
Portfolio turnover rate ..............................................          31%         27%        32%        97%        38%

                                                                              -------------------------------------
                                                                                        QUASAR PORTFOLIO
                                                                              -------------------------------------
                                                                                                         August 5,
                                                                              Year Ended December 31,   1996(a) to
                                                                              ----------------------   December 31,
                                                                                 1998        1997          1996
                                                                               --------    --------    ------------
Net asset value, beginning of period ........................................  $  12.61    $  10.64      $  10.00
                                                                               --------    --------      --------
Income From Investment Operations
Net investment income (b)(c) ................................................       .07         .02           .04
Net realized and unrealized gain (loss) on investment transactions ..........      (.49)       1.96           .60
                                                                               --------    --------      --------
Net increase (decrease) in net asset value from operations ..................      (.42)       1.98           .64
                                                                               --------    --------      --------
Less: Dividends and Distributions
Dividends from net investment income ........................................      (.01)       (.01)          -0-
Distributions from net realized gains .......................................     (1.04)        -0-           -0-
                                                                               --------    --------      --------
Total dividends and distributions ...........................................     (1.05)       (.01)          -0-
                                                                               --------    --------      --------
Net asset value, end of period ..............................................  $  11.14    $  12.61      $  10.64
                                                                               ========    ========      ========
Total Return
Total investment return based on net asset value (d) ........................     (4.49)%     18.60%         6.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...................................  $ 90,870    $ 59,277      $  8,842

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ..............................       .95%        .95%          .95%(e)
   Expenses, before waivers and reimbursements ..............................      1.30%       1.37%         4.44%(e)
   Net investment income (b) ................................................       .55%        .17%          .93%(e)
Portfolio turnover rate .....................................................       107%        210%           40%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               ----------------------------
                                                                                       REAL ESTATE
                                                                                        INVESTMENT
                                                                                        PORTFOLIO
                                                                               ----------------------------
                                                                                                January 9,
                                                                                Year Ended      1997(a) to
                                                                               December 31,    December 31,
                                                                                   1998            1997
                                                                               ------------    ------------
Net asset value, beginning of period .......................................    $    12.34      $    10.00
                                                                                ----------      ----------
Income From Investment Operations
Net investment income (b)(c) ...............................................           .54             .56
Net realized and unrealized gain (loss) on investment transactions .........         (2.87)           1.78
                                                                                ----------      ----------
Net increase (decrease) in net asset value from operations .................         (2.33)           2.34
                                                                                ----------      ----------
Less: Dividends and Distributions
Dividends from net investment income .......................................          (.16)            -0-
Distributions from net realized gains ......................................          (.07)            -0-
                                                                                ----------      ----------
Total dividends and distributions ..........................................          (.23)            -0-
                                                                                ----------      ----------
Net asset value, end of period .............................................    $     9.78      $    12.34
                                                                                ==========      ==========
Total Return
Total investment return based on net asset value (d) .......................        (19.07)%         23.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..................................    $   17,080      $   13,694
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .............................           .95%            .95%(e)
   Expenses, before waivers and reimbursements .............................          1.77%           2.31%(e)
   Net investment income (b) ...............................................          4.98%           5.47%(e)
Portfolio turnover rate ....................................................            27%             26%

                                                                      -------------------------------------------
                                                                                   TECHNOLOGY PORTFOLIO
                                                                      -------------------------------------------
                                                                                                      January 11,
                                                                                                        1996(a)
                                                                         Year Ended December 31,          to
                                                                      --------------------------     December 31,
                                                                         1998            1997            1996
                                                                      ----------      ----------     ------------
Net asset value, beginning of period .............................    $    11.72      $    11.04      $    10.00
                                                                      ----------      ----------      ----------
Income From Investment Operations
Net investment income (loss) (b)(c) ..............................          (.04)            .02             .11
Net realized and unrealized gain on investment transactions ......          7.51             .69             .93
                                                                      ----------      ----------      ----------
Net increase in net asset value from operations ..................          7.47             .71            1.04
                                                                      ----------      ----------      ----------
Less: Dividends
Dividends from net investment income .............................          (.02)           (.03)            -0-
                                                                      ----------      ----------      ----------
Net asset value, end of period ...................................    $    19.17      $    11.72      $    11.04
                                                                      ==========      ==========      ==========
Total Return
Total investment return based on net asset value (d) .............         63.79%           6.47%          10.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................    $  130,602      $   69,240      $   28,083

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................           .95%            .95%            .95%(e)
   Expenses, before waivers and reimbursements ...................          1.20%           1.19%           1.62%(e)
   Net investment income (loss) (b) ..............................          (.30)%           .16%           1.17%(e)
Portfolio turnover rate ..........................................            63%             46%             22%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     -----------------------------------------------------------
                                                                                       UTILITY INCOME PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                 May 10, 1994(a)
                                                                               Year Ended December 31,                  to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     ------- ---------------
Net asset value, beginning of period .............................   $ 15.67     $ 12.69     $ 12.01     $  9.96     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................       .37         .38         .31         .30         .28
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .............................      3.31        2.84         .62        1.83        (.32)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......      3.68        3.22         .93        2.13        (.04)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.31)       (.24)       (.09)       (.08)        -0-
Distributions from net realized gains ............................      (.14)        -0-        (.16)        -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................      (.45)       (.24)       (.25)       (.08)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 18.90     $ 15.67     $ 12.69     $ 12.01     $  9.96
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............     23.91%      25.71%       7.88%      21.45%       (.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $34,436     $20,347     $14,857     $ 6,251     $ 1,254

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.35%       1.08%       1.51%       3.79%      15.98%(e)
   Net investment income (b) .....................................      2.20%       2.83%       2.61%       2.73%       4.62%(e)
Portfolio turnover rate ..........................................        20%         30%         75%        138%         31%

                                                              ----------------------------------------------------------
                                                                           WORLDWIDE PRIVATIZATION PORTFOLIO
                                                              ----------------------------------------------------------
                                                                                                           September 23,
                                                                                                              1994(a)
                                                                         Year Ended December 31,                 to
                                                              -------------------------------------------   December 31,
                                                                1998        1997        1996        1995        1994
                                                              -------     -------     -------     -------  -------------
Net asset value, beginning of period ......................   $ 14.20     $ 13.13     $ 11.17     $ 10.10     $ 10.00
                                                              -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) ..............................       .26         .25         .28         .32         .10
Net realized and unrealized gain on investments
   and foreign currency transactions ......................      1.29        1.17        1.78         .78         -0-
                                                              -------     -------     -------     -------     -------
Net increase in net asset value from operations ...........      1.55        1.42        2.06        1.10         .10
                                                              -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ......................      (.20)       (.16)       (.10)       (.03)        -0-
Distributions from net realized gains .....................      (.74)       (.19)        -0-         -0-         -0-
                                                              -------     -------     -------     -------     -------
Total dividends and distributions .........................      (.94)       (.35)       (.10)       (.03)        -0-
                                                              -------     -------     -------     -------     -------
Net asset value, end of period ............................   $ 14.81     $ 14.20     $ 13.13     $ 11.17     $ 10.10
                                                              =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) ......     10.83%      10.75%      18.51%      10.87%       1.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $46,268     $41,818     $18,807     $ 5,947     $ 1,127
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ............       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ............      1.70%       1.55%       1.85%       4.17%      18.47%(e)
   Net investment income (b) ..............................      1.74%       1.76%       2.26%       2.96%       4.27%(e)
Portfolio turnover rate ...................................        92%         58%         47%         23%          0%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     ------------------------------------------------------------
                                                                                        GLOBAL BOND PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997         1996         1995         1994
                                                                     --------     --------     --------     --------     --------
Net asset value, beginning of year ...............................   $  11.10     $  11.74     $  12.15     $   9.82     $  11.33
                                                                     --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) .....................................        .49          .54          .67          .69          .57
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................       1.06         (.48)         .01         1.73        (1.16)
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from operations .......       1.55          .06          .68         2.42         (.59)
                                                                     --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .............................       (.17)        (.57)        (.84)        (.09)        (.62)
Distributions from net realized gains ............................       (.06)        (.13)        (.25)         -0-         (.30)
                                                                     --------     --------     --------     --------     --------
Total dividends and distributions ................................       (.23)        (.70)       (1.09)        (.09)        (.92)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year .....................................   $  12.42     $  11.10     $  11.74     $  12.15     $   9.82
                                                                     ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) .............      14.12%         .67%        6.21%       24.73%       (5.16)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..........................   $ 34,652     $ 22,194     $ 18,117     $ 11,553     $  7,298
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................        .93%         .94%         .94%         .95%         .95%
   Expenses, before waivers and reimbursements ...................       1.17%        1.03%        1.15%        1.77%        2.05%
   Net investment income (b) .....................................       4.23%        4.81%        5.76%        6.22%        6.01%
Portfolio turnover rate ..........................................         42%         257%         191%         262%         102%

                                                                     -----------------------------------------------------------
                                                                                 GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                  May 2, 1994(a)
                                                                                Year Ended December 31,                 to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     -------  --------------
Net asset value, beginning of period .............................   $ 14.65     $ 14.32     $ 11.95     $  9.84     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................      1.20        1.17        1.10         .92         .36
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................     (4.03)        .70        1.78        1.32        (.52)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......     (2.83)       1.87        2.88        2.24        (.16)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.95)       (.61)       (.48)       (.13)        -0-
Distributions from net realized gains ............................      (.69)       (.93)       (.03)        -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................     (1.64)      (1.54)       (.51)       (.13)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 10.18     $ 14.65     $ 14.32     $ 11.95     $  9.84
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............    (21.71)%     13.23%      24.90%      22.98%      (1.60)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $10,380     $15,378     $ 8,847     $ 3,778     $ 1,146
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .95%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.75%       1.29%       1.97%       4.82%      15.00%(e)
   Net investment income (b) .....................................      9.49%       7.87%       8.53%       8.65%       6.02%(e)
Portfolio turnover rate ..........................................       166%        214%        155%         13%          9%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                   ------------------------------
                                                                                             HIGH-YIELD
                                                                                              PORTFOLIO
                                                                                   ------------------------------
                                                                                                      October 27,
                                                                                    Year Ended        1997(a) to
                                                                                   December 31,      December 31,
                                                                                       1998              1997
                                                                                   ------------      ------------
Net asset value, beginning of period ........................................        $  10.33          $  10.00
                                                                                     --------          --------
Income From Investment Operations
Net investment income (b)(c) ................................................            1.03               .13
Net realized and unrealized gain (loss) on investment transactions ..........           (1.41)              .20
                                                                                     --------          --------
Net increase (decrease) in net asset value from operations ..................            (.38)              .33
                                                                                     --------          --------
Less: Dividends
Dividends from net investment income ........................................            (.01)              -0-
                                                                                     --------          --------
Net asset value, end of period ..............................................        $   9.94          $  10.33
                                                                                     ========          ========
Total Return
Total investment return based on net asset value (d) ........................           (3.69)%            3.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...................................        $ 16,910          $  1,141
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ..............................             .95%              .95%(e)
   Expenses, before waivers and reimbursements ..............................            1.80%             8.26%(e)
   Net investment income (b) ................................................            9.77%             7.28%(e)
Portfolio turnover rate .....................................................             295%                8%

                                                                     -----------------------------------------------------------
                                                                              NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                                     -----------------------------------------------------------
                                                                                                                  May 3, 1994(a)
                                                                                Year Ended December 31,                 to
                                                                     -------------------------------------------   December 31,
                                                                       1998        1997        1996        1995        1994
                                                                     -------     -------     -------     -------  --------------
Net asset value, beginning of period .............................   $ 12.97     $ 12.38     $ 10.48     $  8.79     $ 10.00
                                                                     -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .....................................      1.16        1.07        1.26        1.13         .50
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................      (.65)        .10         .69         .83       (1.71)
                                                                     -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations .......       .51        1.17        1.95        1.96       (1.21)
                                                                     -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .............................      (.82)       (.58)       (.05)       (.27)        -0-
Distributions from net realized gains ............................      (.11)        -0-         -0-         -0-         -0-
                                                                     -------     -------     -------     -------     -------
Total dividends and distributions ................................      (.93)       (.58)       (.05)       (.27)        -0-
                                                                     -------     -------     -------     -------     -------
Net asset value, end of period ...................................   $ 12.55     $ 12.97     $ 12.38     $ 10.48     $  8.79
                                                                     =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .............      4.07%       9.62%      18.70%      22.71%     (12.10)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $32,059     $30,507     $16,696     $ 7,278     $ 3,848
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................       .86%        .95%        .95%        .95%        .95%(e)
   Expenses, before waivers and reimbursements ...................      1.17%       1.04%       1.41%       2.57%       4.43%(e)
   Net investment income (b) .....................................      9.16%       8.34%      11.04%      12.24%       8.49%(e)
Portfolio turnover rate ..........................................         8%         20%          4%         35%         15%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                     ------------------------------------------------------------
                                                                                 SHORT-TERM MULTI-MARKET PORTFOLIO
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1998         1997         1996         1995         1994
                                                                     --------     --------     --------     --------     --------
Net asset value, beginning of year ...............................   $  10.57     $  10.73     $  10.58     $   9.91     $  11.07
                                                                     --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (b)(c) .....................................        .61          .59          .64          .82          .47
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions ............................        .03         (.11)         .33         (.15)       (1.16)
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from operations .......        .64          .48          .97          .67         (.69)
                                                                     --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .............................      (1.11)        (.64)        (.82)         -0-         (.46)
Return of capital ................................................        -0-          -0-          -0-          -0-         (.01)
                                                                     --------     --------     --------     --------     --------
Total dividends and distributions ................................      (1.11)        (.64)        (.82)         -0-         (.47)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of year .....................................   $  10.10     $  10.57     $  10.73     $  10.58     $   9.91
                                                                     ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (d) .............       6.32%        4.59%        9.57%        6.76%       (6.51)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..........................   $  6,469     $  6,489     $  7,112     $  3,152     $ 20,921
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ...................        .94%         .94%         .95%         .95%         .94%
   Expenses, before waivers and reimbursements ...................       2.69%        1.42%        2.09%        1.30%         .99%
   Net investment income (b) .....................................       5.94%        5.50%        6.03%        8.22%        6.52%
Portfolio turnover rate ..........................................         18%         222%         159%         379%         134%

                                                                         -------------------------------------------------------
                                                                             U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                                         -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                         -------------------------------------------------------
                                                                           1998        1997        1996        1995        1994
                                                                         -------     -------     -------     -------     -------
Net asset value, beginning of year ...................................   $ 11.93     $ 11.52     $ 11.66     $  9.94     $ 10.72
                                                                         -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (b)(c) .........................................       .63         .68         .66         .65         .28
Net realized and unrealized gain (loss) on investment transactions ...       .32         .29        (.39)       1.25        (.71)
                                                                         -------     -------     -------     -------     -------
Net increase (decrease) in net asset value from operations ...........       .95         .97         .27        1.90        (.43)
                                                                         -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................................      (.55)       (.54)       (.28)       (.18)       (.21)
Distributions from net realized gains ................................      (.06)       (.02)       (.13)        -0-        (.14)
                                                                         -------     -------     -------     -------     -------
Total dividends and distributions ....................................      (.61)       (.56)       (.41)       (.18)       (.35)
                                                                         -------     -------     -------     -------     -------
Net asset value, end of year .........................................   $ 12.27     $ 11.93     $ 11.52     $ 11.66     $  9.94
                                                                         =======     =======     =======     =======     =======
Total Return
Total investment return based on net asset value (d) .................      8.22%       8.68%       2.55%      19.26%      (4.03)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............................   $58,418     $36,198     $29,150     $16,947     $ 5,101

Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......................       .78%        .84%        .92%        .95%        .95%
   Expenses, before waivers and reimbursements .......................       .91%        .84%        .98%       1.58%       3.73%
   Net investment income (b) .........................................      5.24%       5.89%       5.87%       5.96%       5.64%
Portfolio turnover rate ..............................................       235%        114%        137%         68%         32%

--------------------------------------------------------------------------------
See footnote summary on page B-78.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                          -----------------------------------------------------------------
                                                                              MONEY MARKET PORTFOLIO
                                                          -----------------------------------------------------------------
                                                                              Year Ended December 31,
                                                          -----------------------------------------------------------------
                                                            1998         1997           1996           1995           1994
                                                          --------     -------        -------        -------        -------
Net asset value, beginning of year ....................   $   1.00     $  1.00        $  1.00        $  1.00        $  1.00
                                                          --------     -------        -------        -------        -------
Income From Investment Operations
Net investment income .................................        .05         .05(b)         .05(b)         .05(b)         .03(b)
                                                          --------     -------        -------        -------        -------
Less: Dividends
Dividends from net investment income ..................       (.05)       (.05)          (.05)          (.05)          (.03)
                                                          --------     -------        -------        -------        -------
Net asset value, end of year ..........................   $   1.00     $  1.00        $  1.00        $  1.00        $  1.00
                                                          ========     =======        =======        =======        =======
Total Return

Total investment return based on net asset value (d) ..       4.98%       5.11%          4.71%          4.97%          3.27%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...............   $119,574     $67,584        $64,769        $28,092        $ 6,899
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ........        .68%        .64%           .69%           .95%           .95%
   Expenses, before waivers and reimbursements ........        .68%        .64%           .69%          1.07%          4.46%
   Net investment income ..............................       4.84%       5.00%(b)       4.64%(b)       4.85%(b)       3.98%(b)

--------------------------------------------------------------------------------
Footnote Summary:

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Conservative Investors, Growth Investors, Total Return, Growth and Income, Growth, International, Premier Growth, Quasar, Real Estate Investment, Technology, Utility Income, Worldwide Privatization, Global Bond, Global Dollar Government, High Yield, North American Government Income, Short-Term Multi-Market, U.S. Government/High Grade Securities and Money Market Portfolios), as of December 31, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

New York, New York
February 2, 1999

                           APPENDIX A


         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus [5~producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter.

In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                           APPENDIX C

                             OPTIONS


         Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading Other Investment Policies and Techniques -- Options.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

________________________________________________________________

            APPENDIX D:  ADDITIONAL INFORMATION ABOUT
   THE UNITED KINGDOM, JAPAN, CANADA, MEXICO AND ARGENTINA
________________________________________________________________


         The information in this section is based on material obtained by the Fund from various United Kingdom, Japanese, Canadian, Mexican and Argentine governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of the United Kingdom, Japan, Canada, Mexico or Argentina, their economies or the consequences of investing in United Kingdom or Japanese securities, or Canadian Government, Mexican Government and Argentine Government Securities.

________________________________________________________________

         ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM
_________________________________________________________________

         The United Kingdom of Great Britain and Northern Ireland is located off the continent of Europe in the Atlantic Ocean.
Its population is approximately 59 million.

GOVERNMENT

         The United Kingdom is a constitutional monarchy. Queen Elizabeth II has been the head of state since she acceded to the throne in 1952. The monarchy was established in 1066. The monarch's power has eroded over the centuries, but the monarch retains the power to call and dissolve Parliament, to give assent to bills passed by Parliament, to appoint the Prime Minister and to sign treaties or declare war. In practice, most of these acts are performed by government ministers, and supreme legislative authority now resides in the Parliament. Parliament, the bicameral legislature, consists of the House of Commons and the House of Lords. Acts of Parliament passed in 1911 and 1949 limit the powers of the House of Lords to prevent bills passed by the House of Commons from becoming law. The main purpose of the House of Lords is now to revise and amend laws passed by the House of Commons. The national government is headed by the Prime Minister who is appointed by the monarch on the basis of ability to form a government with the support of the House of Commons.

POLITICS

         Since World War II the national government has been formed by either the Conservative Party or the Labour Party. The Conservative Party under the leadership of Margaret Thatcher achieved a parliamentary majority and formed a new government in May 1979. In June 1983 and again in June 1987, the Conservative Party under her leadership was reelected. The Party pursued policies of reducing state intervention in the economy, reducing taxes, deregulating business and industry and privatizing state-owned enterprises. It also displayed an antipathy toward the European Union. In November 1990, Mrs. Thatcher faced a challenge for the leadership of the party from Michael Heseltine, one of her former cabinet ministers. The opposition proposed changes in policy, including increased government intervention in the economy and a less confrontational approach toward the European Union. The two wings of the Conservative Party looked for someone who could unite the Party and elected John Major as its leader and, by virtue of the Conservative Party majority, to the post of Prime Minister.

         Mr. Major led the Conservative Party to its fourth successive general election victory in April 1992, after which time, the popularity of both Mr. Major and the Conservative Party declined. In April 1995, the Conservative Party won only 11% of the vote in Scotland local elections, which resulted in Conservative Party control of only 81 council seats out of 1,161. It won only 25% of the vote in local council elections in England and Wales in May 1995. In July 1995, Mr. Major won a vote of confidence with his reelection as leader of the Conservative Party. Despite Mr. Major's strengthened position within the Conservative Party, the Party continued to suffer setbacks. Within two weeks of Mr. Major's victory, the Conservative Party lost its fifth by-election since the general election of 1992.
By 1996, his overall majority was reduced to one. In the next general election, on May 1, 1997, Mr. Major and the Conservative Party were defeated by the Labour Party led by Tony Blair, who subsequently was appointed Prime Minister. The Labour Party now holds 418 of the 659 seats in the House of Commons. The next general election is required by law to occur no later than May 2002.

ECONOMY

         The United Kingdom's economy is the fifth largest in the Organization for Economic Cooperation and Development, behind the United States, Japan, Germany and France. Its economy maintained an average annual growth rate of 3.0% in real growth domestic product ("GDP") terms from 1950 through 1973; from 1973 through 1981 growth slowed to an annual average of 0.7%; from 1982 through 1988 annual growth recovered to 3.6%; and from 1989 through 1993, the United Kingdom's real GDP annual growth rate was 1.0%. The economy has continued to experience the moderate growth that began in 1993, after the 1990-1992 recession, with real GDP having grown by 4.4% in 1994, 2.8% in 1995, 2.6% in

1996, 3.5% in 1997 and 2.3% in 1998. The government has forecast a GDP growth rate of 1.0% to 1.5% for 1999.

         The United Kingdom's economy experienced a significant level of inflation in the 1980s and early 1990s. Since then, inflation has moderated, averaging 2.8% (as measured by the RPIX, which excludes mortgage interest payments) from 1993 to 1997.
The level of inflation during 1998 met the government's target rate of 2.5% and is expected to meet the same target rate in 1999.

         The sluggish growth in the United Kingdom's manufacturing sector since the 1990-1992 recession continued the trend toward the decreased importance of manufacturing in the economy. Manufacturing accounted for just 21.8% of GDP in 1995 compared with 36.5% in 1960. The long-term decline in manufacturing's share of GDP accelerated during the 1980-1981 recession. In those two years, manufacturing output and employment each fell by approximately 14%. The United Kingdom's traditional manufacturing industries of steel, shipbuilding and textiles have not remained competitive in the international marketplace. Since 1983, the United Kingdom has been a net importer of manufactured goods for the first time since the industrial revolution.

         As the United Kingdom's manufacturing industry has declined in importance, the service industry, including financial services, has increased in importance. The service industries' share of GDP has increased to almost two-thirds from 45% in 1960.

         Employment has been shifting from manufacturing to the service industry, a trend expected to continue for the foreseeable future. Despite this development and the fact that between the fourth quarter of 1988 and the fourth quarter of 1993 more than 900,000 manufacturing jobs were lost, until 1995 the manufacturing sector remained the biggest single source of jobs. By 1995, however, the manufacturing sector, while still accounting for 8% of jobs, was no longer the biggest single source. Overall, unemployment has continued to fall from a post-recession high of 10.6% in January 1993 to 4.86% in December 1998.

         Foreign trade remains an important part of the United Kingdom's economy. In 1997, exports of goods represented 31.2% of GDP. The United Kingdom has historically been an exporter of manufactured products and an importer of food and raw materials, but there is a growing trend toward manufactured goods forming a larger proportion of imports. Machinery and transport equipment accounted for 41.0% of imports in the first five months of 1998 compared to 20.4% in 1975 and for 51.6% of exports in the first five months of 1998 compared to 42.3% in 1975. For every year since 1982, the United Kingdom has been a net importer of goods. The relative importance of the United Kingdom's trading partners has also shifted. In 1997, the other members of the European Union accounted for 55.3% of all exports and 53.2% of its imports, as compared to 43.3% and 41.3%, respectively, in 1980. In 1997, the United Kingdoms largest trading partners with respect to imports and exports were the United States and Germany, respectively.

         Historically, the United Kingdom's current account consisted of relatively small trade deficits, sometimes outweighed by surpluses on invisibles (services, interest, dividends, profits and transfers). Since 1980, several important changes have taken place with regard to the United Kingdom's trading position. Those include the increased importance to the economy of oil exports from the North Sea, the change from being a net exporter to a net importer of goods and the diminishing surpluses from invisibles. These developments led to a balance of payments deficit, which continued through 1996. The balance of payments moved into surplus in 1997 for the first time in over a decade. Although the balance of payments returned to a deficit during the first two quarters of 1998, it moved into surplus again during the last two quarters, resulting in an overall surplus for 1998.

         With regard to the public sector of the economy, the national government publishes forecasts for the economy and the public sector net cash requirement (PSNCR), previously known as the public sector borrowing requirement ("PSBR"). The PSNCR is a mandated measure of the amount of borrowing required to balance the national government's budget. Figures for the fiscal year ended March 31, 1998, show a PSNCR equal to 0.2% of GDP (or a general government financial deficit of 0.8%). As a result, the general government budget balance for the 1997/1998 fiscal year was well below the permitted level for countries scheduled to participate in the Economic and Monetary Union ("EMU") beginning in January 1999. Although the United Kingdom meets the EMUs eligibility criteria, the government has announced that it would not take any action before a referendum is held after the next general election. In January 1999, the government submitted a report to the European Commission detailing the steps the government is taking to prepare the United Kingdom for possibly joining the EMU at a later date.

MONETARY AND BANKING SYSTEM

         The central bank of the United Kingdom is the Bank of England. Its main functions are to advise on the formulation and execution of monetary policy, to supervise banking operations in the United Kingdom, to manage the domestic currency, and, as agent for the Government, the country's foreign exchange reserves. Additionally, shortly after taking office in 1997, Prime Minister Blair vested responsibility for setting interest rates in a new Monetary Policy Committee headed by the Bank of England, as opposed to the Treasury.

         The City of London is one of the world's major financial centers. It has the greatest concentration of banks and the largest insurance market in the world. It is estimated that United Kingdom insurers handle approximately 20% of the general insurance business placed in the international market. Financial services currently form approximately 20% of the country's GDP.

         The currency unit of the United Kingdom is the Pound Sterling. In June 1972, the Pound was allowed to float against other currencies. The general trend since then has been a depreciation against most major currencies, including the U.S. Dollar, Japanese Yen, German Deutsche Mark ("DM"), French Franc and the European Currency Unit. On October 8, 1990, Pound Sterling became part of the Exchange Rate Mechanism ("ERM") of the European Monetary System at a central rate of L1:DM2.95. Membership in the ERM requires that each currency remain within a certain fluctuation range against other currencies. If this range is not maintained, the currency must be revalued. Initially, the Pound remained competitive within the DM range of
2.80 to 2.98, but the pressures exerted by ERM membership made it increasingly difficult for the United Kingdom to allow the Pound to remain in the ERM. While the government continued to defend the relative value of the Pound by raising interest rates, it became clear that the Pound was not competitive against the Deutsche Mark. On September 16, 1992, the Pound's membership in the ERM was suspended. The value of the Pound continued to fall rapidly after the exit from the ERM, reaching a low of DM2.335 at the end of February 1993. It has since recovered against the Deutsche Mark and other currencies. In addition to the United Kingdom's former membership in the ERM, the growing importance of trade with the European Union has made the Deutsche Mark exchange rate more important to the United Kingdom than the U.S. Dollar exchange rate. From 1988 through 1993, the Pound declined at an average annual rate of approximately 15% against the U.S. Dollar and approximately 20% against the Deutsche Mark. Since 1993, the exchange rate between the Pound and the U.S. Dollar has remained fairly constant, while the exchange rate between the Pound and the Deutsche Mark has risen significantly, by over 35% between January 1996 and July 1997. In 1996, the average annual exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.59 and DM2.41, respectively. In 1997, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.64 and DM2.84, respectively. In 1998, the average exchange rates of the Pound against the U.S. Dollar and the Deutsche Mark were $1.7066 and DM2.91, respectively.

THE LONDON STOCK EXCHANGE

         The London Stock Exchange ("LSE") is both the national stock exchange for the United Kingdom and the world's leading marketplace for the trading of international equities. The LSE provides a secondary market for trading in more than 10,000 securities. It offers markets for domestic securities (securities issued by companies in the United Kingdom or Ireland), foreign equities, United Kingdom gilts (securities issued by the national government), bonds or fixed interest stocks (usually issued by companies or local authorities) and options. At the end of 1997, foreign equities constituted approximately 59% and United Kingdom equities constituted approximately 41% of the market value of all LSE listed and quoted equity securities. Currently, the LSE is the world's second largest in terms of market value, the New York Stock Exchange being the largest.

         The LSE developed as demand for capital increased with the advent of the industrial revolution. By 1965, regional exchanges had banded together to form the Federation of Stock Exchanges. In 1973, the Irish Stock Exchange based in Dublin and the London Stock Exchange merged, thereby creating a unified exchange. On December 8, 1995, pursuant to a European Union directive requiring its members to regulate stock exchanges in their own countries, the Dublin Stock Exchange separated from the LSE and became independent.

         The LSE comprises different markets. In addition to the market for officially-listed securities, the LSE includes a market created in 1995 for smaller and newer companies known as AIM. As of December 31, 1997, 308 companies with an aggregate
market value of 5.7 billion Pounds were traded on AIM.   As of
December 31, 1997, the market value of the securities traded on AIM was less than 1% of the market value of the securities officially listed on the LSE.

         In 1979, the abolition of foreign exchange controls made it easier for United Kingdom savings institutions to invest money overseas in non-United Kingdom securities. As a result, the LSE's members were exposed for the first time to competition from overseas brokers. The international competition and government pressure led the LSE to institute major reforms. Deregulation of the LSE, culminating on October 27, 1986 in what is commonly referred to as "Big Bang", involved the introduction of negotiated commissions on securities transactions, the elimination of the system that had maintained a distinction between brokers and marketmakers, ownership of member firms by outside entities and the transfer of voting rights from individual members to member firms.

         The LSE runs markets for trading securities by providing a market structure, regulating the operation of the markets, supervising the conduct of member firms dealing in the markets, publishing company news and providing trade confirmation and settlement services. The domestic market is based on the competing marketmaker system. The bid and offer prices are distributed digitally via the Exchange's automated price information system, SEAQ (Stock Exchange Automated Quotations), which provides widespread dissemination of the securities prices for the United Kingdom equity market. Throughout the trading day, marketmakers display their bid (buying) and offer (selling) prices and the maximum transaction size to which these prices relate. These prices are firm to other LSE member firms, except that the prices for larger transactions are negotiable.

         Marketmakers in the international equity market display their quotes on SEAQ International. The system operates in a manner similar to the domestic SEAQ, but is divided into 40 separate country sectors, of which 15 are developing markets sectors.

         On October 20, 1997 the LSE launched the new Stock
Exchange Electronic Trading Service, an initiative that will improve efficiency and lower share trading costs, and is expected to attract more volume and thus increase liquidity.

         On July 7, 1998 the LSE and its German counterpart, the Deutsche Borse, unexpectedly announced their intention to form a strategic alliance under which members of one exchange will be members of the other. While the first phase of the proposed alliance began in January 1999, the LSE and the Deutsche Borse still must address numerous issues, including agreement on common regulations and promulgation by their respective governments of a common tax regime for share trading.

         Sector Analysis of the LSE. The LSE's domestic and foreign securities include a broad cross-section of companies involved in many different industries. In 1997, the five largest industry sectors by turnover among domestic securities were banking with 15.2% of the aggregate market value of domestic market securities, pharmaceuticals with 8.7%, oil with 7.5%, telecommunications with 5.4% and retailing with 5.1%. In 1997, the five largest country sectors by market value among listed and SEAQ International quoted securities were France with 15.4% of the aggregate market value of listed and SEAQ International quoted securities, Germany with 11.8%, Japan with 11.2%, Switzerland with 10.0% and The Netherlands with 9.3%.

         Market Growth of the LSE. LSE market value and the trading volume have increased dramatically since the end of 1990. In 1997, 280.3 billion domestic shares and 297.1 billion foreign shares were traded as compared with 155.4 billion and 34.8 billion, respectively in 1991. At the end of 1997, the market value of listed domestic companies and foreign companies increased to 1,251.4 billion Pounds and 2,429.1 billion Pounds from 450.5 billion Pounds and 1,124.1 billion Pounds, respectively, at the end of 1990.

         Market Performance of the LSE. The FT-SE 100 is an index that consists of the 100 largest United Kingdom companies. The FT-SE 100 was introduced by the LSE in cooperation with The Financial Times and the Institute and Faculty of Actuaries in 1984. As measured by the FT-SE 100, the performance of the 100 largest companies reached a record high of 6513.10 on April 13, 1999.

REGULATION OF THE UNITED KINGDOM FINANCIAL SERVICES INDUSTRY

         The principal securities law in the United Kingdom is the Financial Services Act. The Financial Services Act, which became law in November 1986, established a new regulatory system for the conduct of investment businesses in the United Kingdom. Most of the statutory powers under the Act were transferred to the Securities and Investments Board ("SIB"), a designated agency created for this purpose. The SIB was given wide-ranging enforcement powers and was made accountable to Parliament through
the Treasury.   A system of self regulating organizations
("SROs"), which regulate their members, was made accountable to the SIB. There are three SROs covering the financial market, including the Securities and Futures Authority which is responsible for overseeing activities on the Exchange. The other SROs are the Investment Management Regulatory Organization and the Personal Investment Authority. In 1988, it became illegal for any firm to conduct business without authorization from the SRO responsible for overseeing its activities. In addition, Recognized Investment Exchanges ("RIEs"), which include the London Stock Exchange of London, the London International Financial Futures and Options Exchange, the London Commodities Exchange, the International Petroleum Exchange of London, the London Metal Exchange and the London Securities and Derivatives Exchange were made accountable to the SIB. Recognition as an RIE exempts the exchange (but not its members) from obtaining authorization for actions taken in its capacity as an RIE. To become an RIE, an exchange must satisfy the SIB that it meets various prerequisites set out in the Act, including having effective arrangements for monitoring and enforcing compliance with its rules. Recognized Professional Bodies ("RPBs") supervise the conduct of lawyers, actuaries, accountants and some insurance brokers. Together the SROs, RIEs and RPBs provide the framework for protection for investors and integrity of the markets.

         On May 20, 1997 the newly installed Labour government announced a proposed major restructuring of the regulation and supervision of the financial services industry in the United Kingdom. The main feature of the restructuring plan is to transfer regulatory authority over banks from the Bank of England to an expanded SIB, which has been named the Financial Services Authority (FSA). In addition, the plan calls for the merger of the three SROs into the FSA. The transfer of banking supervision from the Bank of England to the FSA was formally implemented on June 1, 1998. The consolidation of the SROs into the FSA, which is more complex and more controversial, will not be implemented before the end of 1999.

         The European Union's Investment Services Directive ("ISD") will, with the various banking directives, provide the framework for a single market in financial services in Europe. Authorized firms will be able to operate on the basis of one authorization throughout Europe. Member states were given until January 1, 1996 to implement the ISD. As of October 1998, all member states, including the United Kingdom, had implemented the ISD, with the exception of Luxembourg, which is in the process of doing so.

         Basic restrictions on insider dealing in securities are contained in the Company Securities Act of 1985. The Financial Services Act provides guidelines for investigations into insider dealing under the Criminal Justice Act of 1993 and penalties for any person who fails to cooperate with such an investigation. In addition, the Financial Services Act introduced new listing and disclosure requirements for companies.

UNITED KINGDOM FOREIGN EXCHANGE AND INVESTMENT CONTROLS

         The United Kingdom has no exchange or investment controls, and funds and capital may be moved freely in and out of the country. Exchange controls were abolished in 1979. As a member of the European Union, the United Kingdom applies the European Union's common external tariff.

_________________________________________________________________

               ADDITIONAL INFORMATION ABOUT JAPAN
_________________________________________________________________

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993.
Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and is maintaining a majority in the House of Representatives as individual members have joined the ruling party. By 1998 the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On
January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. The next general election (House of Representatives) is required by law to occur no later than the end of 2000.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 4.1%, respectively. In 1997, Japan's real GDP growth rate fell to 0.9%. In 1998, Japan's real GDP contracted by 2.8%, marking five consecutive quarters in which Japan experienced a negative real GDP growth rate, resulting in the longest contraction of the economy since the Japanese government began compiling such data in 1955. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995, 0.1% in 1996, 1.7% in 1997 and 0.7% in 1998.
Private consumer demand has slowed due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997. Unemployment is at its highest level since the end of World War II, rising to 4.6% in February 1999, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996.

Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998 the overall trade surplus increased approximately 8% from 1997. Exports decreased to a total of $386 billion, down 6% from 1997, and imports decreased to a total of $276 billion, down 10%
from 1997.   Both imports and exports are expected to continue
their decline in 1999, with the overall trade surplus continuing on its upward course, but at a slower pace. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes. In 1997 and again in 1998, the government announced additional stimulus packages that included increased public works spending and tax cuts. These measures have also been unsuccessful in stimulating Japan's economy. In October 1998, Prime Minister Obuchi instructed his cabinet to prepare another emergency economic stimulus plan calling for even more public spending and further tax cuts. The plan, which was finalized in November 1998 and approved by the legislature in March 1999, will lower personal income taxes by 20% and bring the corporate tax structure more in line with other industralized nations, as well as increase government spending by 5.4% and provide $85.2 billion for new public works program.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws will make $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On
December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. In March 1999, 15 Japanese banks applied for, and are expected to receive, a share of the $64 billion in public funds earmarked for replenishing the capital of Japanese banks. It is unclear whether these laws will achieve their intended effect. In addition to bad domestic loans, Japanese banks also have significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, deregulation of fees on large transactions and allowing banks to sell mutual funds. Other reforms that are scheduled to be implemented include eliminating fixed brokerage commissions on all stock trades (by the end of 1999) and allowing trust bank subsidiaries of brokerage firms to manage pension funds (by
2000). While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which included tax cuts and public spending. As discussed above, there have been several additional programs of public spending and tax cuts.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997 and 1998 were 108.8, 121.0 and 130.99, respectively.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.8% of the share trading volume and for about 98.0% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1998. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of Yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1998. Trading volume and the value of foreign stocks are not included.

           All Exchanges             TOKYO                 OSAKA                NAGOYA
         VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE
         _______    ______     ______     _____      _______    ______     _______    _____

1998     139,757    124,102    123,198     97,392    12,836     20,532     3,367       5,986
1997     130,657    151,445    107,566    108,500    15,407     27,024     6,098      12,758
1996     126,496    136,170    101,170    101,893    20,783     27,280     4,104       5,391
1995     120,149    115,840     92,034     83,564    21,094     24,719     5,060       5,462
1994     105,937    114,622     84,514     87,356    14,904     19,349     4,720       5,780
1993     101,173    106,123     86,935     86,889    10,440     14,635     2,780       3,459
1992      82,563     80,456     66,408     60,110    12,069     15,575     3,300       3,876
1991     107,844    134,160     93,606    110,897    10,998     18,723     2,479       3,586
1990     145,837    231,837    123,099    186,667    17,187     35,813     4,323       7,301
1989     256,296    386,395    222,599    332,617    25,096     41,679     7,263      10,395

Source:  The Tokyo Stock Exchange 1994, 1995, 1996, 1997 and 1998 Fact Books and December 1998
Monthly Statistics Report.

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1998, the TSE accounted for 97.7% of the market value and 88.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 50 (out of 1,897 total companies listed on the TSE) non-Japanese companies at the end of February 1999. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1997, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 15.83% of all domestic stocks listed on the TSE; electric appliances, with 133 companies representing 15.06% of all domestic stocks so listed; and transportation equipment with 61 companies representing 10.99% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were 128,320 million Yen and 98,090 billion Yen, respectively, through the end of 1989, when they were 1,335,810 million Yen and 611,152 billion Yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million Yen and 289,483 billion Yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million Yen, respectively, and 324,357 and 358,392 billion Yen, respectively. In 1995, average daily trading value decreased to 335,598 million Yen and aggregate year-end market value increased to 365,716 billion Yen. In 1996, average daily trading value increased to 412,521 million Yen and aggregate year-end market value decreased to 347,578 billion Yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394,298 million Yen and aggregate year-end market value decreased to 275,181 billion Yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. On April 15, 1999 the TOPIX closed at 1337.93.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the Yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open foreign exchange accounts at banks and any company or individual is permitted to engage in foreign exchange activities without prior government approval.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

_________________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
_________________________________________________________________

Territory and Population

              Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia,

Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario,
Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately
30 million.

Government

              Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

              Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

              Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. The next general election is required by law to occur no later than June 2002. Mr. Chretien may face pressure to step down before then, however, if his popularity, which has been dropping, erodes significantly.

              Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

              The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti liberal won 48 seats. It is unclear whether or not Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. It is expected that Quebec's position within Canada will continue to be a matter of political debate.

Monetary and Banking System

              The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

              Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere.

              The trade sector is an important factor in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. In 1997, however, the trade surplus was reduced as the rate of import growth almost doubled the rate of export growth. The trade surplus continued to shrink in 1998 with exports decreasing by 3.1% and imports increasing by 1.4%.

Economic Information Regarding Canada

              Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

              RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively of gross domestic product ("GDP"). On October 24, 1998 the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. While the government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

              In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets, and, with the exception of Quebec which predicts small deficits until the fiscal year 2000-01, the provinces have achieved their goals. While Ontario and Quebec have not yet balanced their budgets, both have made significant progress and it is anticipated that both provinces will achieve their plans to eliminate their budget deficits by fiscal year 2000-01.

              Canada's real GDP growth rate slipped to 2.6% in 1995 and 1.2% in 1996 from 4.7% in 1994. In 1997 and 1998, real
GDP grew 3.8% and 2.8%, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports.

              During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. On April 15, 1999, the Canadian Dollar was 0.672 against the U.S. Dollar. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998, and to 5.25% on November 18, 1998, following rate cuts by the U.S. Federal Reserve on those dates. On March 11, 1999 the Bank Rate was lowered to 5%, thus reversing the 1% increase implemented on August 27, 1998.

              The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

              CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

              The range of fluctuation in the U.S.
Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

              The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. Dollars for one Canadian Dollar as certified by the Federal Reserve Bank of New York:

                                                Buying Rate in
                                                U.S. Dollars

         1981                                  0.83
         1982                                  0.81
         1983                                  0.81
         1984                                  0.77
         1985                                  0.73
         1986                                  0.72
         1987                                  0.75
         1988                                  0.81
         1989                                  0.84
         1990                                  0.86
         1991                                  0.87
         1992                                  0.83
         1993                                  0.78
         1994                                  0.73
         1995                                  0.73
         1996                                  0.73
         1997                                  0.72
         1998                                  0.67
         1999
           January                             0.66
           February                            0.67
           March                               0.66

Source:  Federal Reserve Statistical Releases.

              INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the core Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1998, and for the first two months of 1999 (annualized).

                                    National Consumer
                                       Price Index
                                    _________________

         1981 . . . . . . . . . . . . . . . 12.4%
         1982 . . . . . . . . . . . . . . . 10.9
         1983 . . . . . . . . . . . . . . .  5.7
         1984 . . . . . . . . . . . . . . .  4.4
         1985 . . . . . . . . . . . . . . .  3.9
         1986 . . . . . . . . . . . . . . .  4.2
         1987 . . . . . . . . . . . . . . .  4.4
         1988 . . . . . . . . . . . . . . .  4.0
         1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.1
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . .  1.6
         1998 . . . . . . . . . . . . . . .  1.2
              1999
           January  . . . . . . . . . . . .  1.0
           February . . . . . . . . . . . .  0.9

Source:  BANK OF CANADA REVIEW Winter 1996-1997; BANK OF CANADA
WEEKLY FINANCIAL STATISTICS.

              CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1981 through 1998, at current and constant prices.

                             Gross Domestic   Change from
             Gross Domestic  Product at       Prior Year at
             Product         Constant 1992  Constant Prices
             _____________   Prices________   _______________

             (millions of Canadian Dollars)        (%)

1981          360,484       551,305         3.0%
1982          379,734       535,113        (2.9)
1983          411,160       549,843         2.8
1984          449,249       581,038         5.7
1985          485,139       612,416         5.4
1986          511,796       628,575         2.6
1987          558,106       654,360         4.1
1988          611,785       686,176         4.9
1989          656,190       703,577         2.5
1990          678,135       705,464         0.3
1991          683,239       692,247        (1.9)
1992          698,544       698,544         0.9
1993          724,960       714,583         2.3
1994          767,506       748,350         4.7
1995          806,778       767,913         2.6
1996          828,987       777,167         1.2
1997          866,252       806,737         3.8
1998          888,390       830,828         2.8

Source:  BANK OF CANADA REVIEW Winter 1998-1999, STATISTICS
CANADA.

YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the yields on 3-month and 6-month
Government of Canada Treasury bills and 5-year and 10-year Canada
Benchmark Bonds from January 1995 through March 1999.

                   Treasury Bills          Benchmark Bonds
1995            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           8.10       8.47         9.18       9.34
February          8.11       8.15         8.46       8.76
March             8.29       8.35         8.23       8.57
April             7.87       7.87         7.93       8.31
May               7.40       7.36         7.41       7.88
June              6.73       6.65         7.33       7.81
July              6.65       6.87         7.79       8.27
August            6.34       6.62         7.58       8.00
September         6.58       6.80         7.54       7.89
October           7.16       7.21         7.54       7.86
November          5.83       5.87         6.74       7.19
December          5.54       5.64         6.64       7.11

                   Treasury Bills          Benchmark Bonds
1996            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           5.12       5.20         6.33       7.01
February          5.21       5.38         6.87       7.53
March             5.02       5.25         7.02       7.64
April             4.78       4.97         7.09       7.76
May               4.68       4.88         7.01       7.72
June              4.70       4.94         7.05       7.77
July              4.39       4.75         6.96       7.62
August            4.02       4.32         6.60       7.34
September         3.86       4.13         6.28       7.16
October           3.17       3.33         5.59       6.47
November          2.73       2.89         5.10       6.05
December          2.85       3.24         5.44       6.37

                   Treasury Bills          Benchmark Bonds
1997            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           2.87       3.21         5.67       6.65
February          2.91       3.17         5.44       6.38
March             3.14       3.45         5.75       6.59
April             3.14       3.55         5.92       6.68
May               2.99       3.39         5.86       6.65
June              2.86       3.19         5.32       6.14
July              3.29       3.62         5.18       5.80
August            3.11       3.68         5.36       6.06
September         2.86       3.49         5.17       5.70
October           3.59       3.82         4.99       5.49
November          3.67       4.11         5.17       5.56
December          3.99       4.56         5.34       5.61

                   Treasury Bills          Benchmark Bonds
1998            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January           4.10       4.42         5.09       5.41
February          4.57       4.84         5.26       5.47
March             4.59       4.70         5.11       5.34
April             4.85       4.97         5.32       5.49
May               4.75       4.97         5.21       5.34
June              4.87       5.04         5.28       5.35
July              4.94       5.13         5.42       5.47
August            4.91       5.25         5.62       5.67
September         4.91       5.03         4.78       4.95
October           4.74       4.79         4.69       5.00
November          4.82       4.93         5.03       5.18
December          4.70       4.76         4.76       4.89

                   Treasury Bills          Benchmark Bonds
1999            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January           4.68       4.76         4.76       4.89
February          4.87       4.97         5.22       5.26
March             4.63       4.73         4.95       5.05

Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") has long been the dominant political party in Mexico, although its dominance has been weakened in recent years. Since 1929 the PRI has won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with

16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on
July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. In the Senate, the PRI retained its overall majority but lost the two-thirds majority important in constitutional amendments. The PRI also failed to win the election for mayor of Mexico City. The PRI was successful, however, in 7 of the 10 state governorship elections held in 1998. The next general elections are required by law to occur in 2000 (congressional and presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996, but further negotiations between the government and the insurgents were unsuccessful.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         On December 22, 1997, a violent incident occurred in the municipality of Chenalho, Chiapas that resulted in the death of 45 civilians, mostly women and children. This incident strengthened the resolve of the Government to negotiate peace in Chiapas and toward that end the Government adopted a new peace plan. The goals of the new peace plan include (a) reinitiating an intense dialogue among the federal and state governments, political parties and insurgent groups, (b) formulating a legal framework that respects Mexico's multicultural heritage and includes the indigenous population in the social and economic development of Mexico, (c) achieving the disarmament of all non-governmental groups, (d) continuing the investigation of the Chenalho incident, and (e) restructuring the Chiapas state police. It is unclear whether the government's new peace plan will achieve its desired effect. On October 4, 1998 there were elections in the State of Chiapas that, unlike recent elections, were without violence and were relatively free of controversy. Nonetheless, negotiations between the government and insurgent groups continue to be stalemated and the conflict is expected to be an electoral issue in the 2000 presidential campaign.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high Government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico began trade negotiations in July 1998 with the European Union for a trade agreement; a second round of talks occurred in January 1999. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the Government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the Government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the Government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $6.6 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.450 billion, respectively, as compared with a deficit of $1.576 billion in 1995. During 1998, Mexico's current account balance registered an estimated deficit of $13.6 billion.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1998, Mexico's international reserves amounted to $30.1 billion. On December 31, 1997, Mexico's international reserves amounted to $28 billion, as compared to $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995, $6.1 billion at December 31, 1994 and
$24.5 billion at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996, 7.0% for 1997 and 4.6% for 1998. The Government has predicted a growth rate of 3% in 1999. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1998.

                    Free Market Rate   Controlled Rate
                    ________________   _______________

                    End of             End of
                    Period    Average  Period        Average
                    ______    ________ _______       _______

1981. . . . . . .      26        24       --           --
1982. . . . . . .     148        57       96            57
1983. . . . . . .     161       150      143           120
1984. . . . . . .     210       185      192           167
1985. . . . . . .     447       310      371           256
1986. . . . . . .     915       637      923           611
1987. . . . . . .   2.209     1.378    2.198         1.366
1988. . . . . . .   2.281     2.273    2.257         2.250
1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --

1994. . . . . . .   5.325     3.222      --            --
1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.598      --            --
1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.901     9.152      --            --

* Through November 10, 1991.

Source:  Banco de Mexico; Federal Reserve Statistical Releases.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, however, inflation rose to 18.6%, well over the Government's target of 12%.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1998.

                                            Annual
                                            Increases in
                                            National Consumer
                                            Price Index
                                            _________________

         1981.............................     28.7%
         1982.............................     98.9
         1983.............................     80.8
         1984.............................     59.2
         1985.............................     63.7
         1986.............................    105.7
         1987.............................    159.2
         1988.............................     51.7
         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1998 at current and constant prices.

                       Gross       Gross              Change
                       Domestic    Domestic           from Prior
                       Product     Product at         Year at
                       at Current  Constant           Constant
                       Prices      1993 Prices(1)     Prices
                       __________  ___________        __________
                       (millions of Argentine Pesos)  (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,294,152           5.2
         1997(2) . .   3,187,441      1,384,825           7.0
         1998(2) . .   3,798,000      N/A                 4.6

(1) Constant peso with purchasing power at December 31, 1993, expressed in pesos.
(2)  Preliminary.

Source: Banco de Mexico; Mexico's National Statistics, Geography and Informatics Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below. The government announced plans in late 1997 to issue medium-term CETES for the first time in 1998.

                   Average CETES and Interest Rates
                  _________________________________

                      28-Day  91-Day
                      CETES   CETES  CPP     TIIP       TIIE
                      _____   _____  _____   _____      _____

1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:
         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:
         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____

1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.8   17.2    20.6       20.6
         July-Dec.    30.7    32.5   25.0    32.9       33.1

(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of
2.8 million square kilometers (1.1 million square miles)
(3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately 34.6 million.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban. During the period 1980-1990, Argentina's population grew at a 1.4% average annual rate. In the 1990-1995 period, Argentina's population grew at a 1.2% average annual rate.

Government

         The current Argentine federal constitution (the "Constitution"), was promulgated on August 24, 1994 and became effective immediately. The Constitution retains the basic principles of the Constitution first established in 1853. The Constitution provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The next election for the Presidency is required by law to occur no later than October 1999. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats which are allocated according to each province's population. Representatives are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). In addition, in 1994 Argentina's two largest political parties entered into an agreement whereby future Supreme Court justices will be selected from a list of nominees mutually agreed upon by both parties.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The two largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 26, 1997 Congressional elections, the PJ held 119 seats and the UCR and others held 138 seats in the Chamber of Deputies.

         Since the 1930's, Argentina's political parties have had difficulty in resolving the inter-group conflicts that arose out of the Great Depression, the deepening social divisions that occurred under the Peron Government and the economic stagnation of the past several decades. As a result, the military intervened in the political process on several occasions and ruled the country for 22 of the past 69 years. Poor economic management by the military and the loss of a brief war with the United Kingdom over the Malvinas (Falkland) Islands led in 1983 to the end of the most recent military government, which had ruled the country since 1976.

         Four military uprisings have occurred since 1983, the most recent in December 1990. The uprisings, which were led by a small group of officers, failed due to a lack of support from the public and the military as a whole.

         Since 1983, Argentina has had two successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The current president, Carlos Menem, won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis.

         President Menem, the leader of the PJ, was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, President Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. President Menem won reelection in May 1995, but his popularity has declined since then as the government has faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. In the October 26, 1997 Congressional elections, the PJ lost 12 seats in the lower house, leaving it with 119 of the 257 seats, far short of its pre-election majority. Although President Menem had planned to seek a third term (which would have required a constitutional amendment), in July 1998 he announced that he would not do so, thus sparing Argentina from political turmoil as it approaches the 1999 elections.

         As President Menem's second term in office approaches its end, Argentina looks ahead to the presidential election in October 1999. As of early April 1999, President Menem's party, the PJ, had not yet nominated a presidential candidate. The PJ's opposition, the UCR and its partner, Alianza por el Trabajo, la Justicia y la Produccion, has formally commenced campaigning for its presidential candidate, Fernando de la Rua.

         Argentina has diplomatic relations with more than 135 countries. It is a charter member of the United Nations and a founding member of the Organization of American States. It is also a member of the IMF and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT).

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Peso. Under the Government's medium-term program with the IMF, the Government has agreed to maintain the present fixed exchange rate of one peso
per dollar.   Due to the ease of convertibility between the peso
and the dollar as a result of the Government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining peso-dollar capital flows.

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 4.4% in 1995, it has increased every year since then: 4.8% in 1996, 8.6% in 1997 and an estimated 4.2% in 1998. The decline in the rate of GDP growth in 1998 was largely a consequence of the Russian default on its financial commitments and the financial instability in Asia and Brazil during the third and fourth quarters, when the GDP grew by 2.9% and an estimated 0.5%, respectively.

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the Government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In late 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. The process of deregulation and liberalization is continuing through the privatization process, the proposed reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina attracting interested investors from Asia, Europe, North America and Latin America.
The Government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the Government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. In July 1997, the postal service was privatized and on February 11, 1998, the Government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

         In January 1999, the Government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited to participate. The only bidder was the Spanish company Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale will be channeled to the Provincial Development Trust Fund. The Government has not decided whether the sale of an additional 5.4% will be similarly made en bloc or whether it will be sold to retail investors on the stock market. The Government will retain one "golden share" granting it veto power over any strategic decisions.

         Also in January 1999, the Government sold the first tranche of 25% in Banco Hipotecario National, the national mortgage bank, which raised $260 million. The proceeds were to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance will be used to capitalize the Regional Infrastructure Trust Fund.
The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range of exchange rates is not necessarily indicative of future rates. Future rates of exchange cannot be predicted.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                            Free Rate

         1990 . . . . . . . . . . . .        .5590
         1991 . . . . . . . . . . . .        .9990
         1992 . . . . . . . . . . . .        .9990
         1993 . . . . . . . . . . . .        .9990
         1994 . . . . . . . . . . . .       1.0
         1995 . . . . . . . . . . . .       1.0
         1996 . . . . . . . . . . . .       1.0
         1997 . . . . . . . . . . . .       1.0
         1998 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of the economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980's and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by former Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the elimination of the fiscal deficit and the achievement of a surplus in the primary balance to provide funds for the government to service its debt and thereby eliminate the need for further borrowings.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately US$2.4 billion to a total of approximately US $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately US $2.8 billion to support the government's medium-term economic reform program for 1998-2000.

         Argentina, like other Latin American countries, has been affected by the recent financial instability in Asia. In October
1998, Argentina negotiated a $4 billion aid package with the

World Bank and the Inter-American Development Bank.    Argentina
also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which would be placed in six monthly installments between October 1998 and March 1999. The Government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. The official estimate of total public-sector borrowing needs for 1999 amounts to $14.5 billion or $17.2 billion if the roll-over of T-bills is included.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation has continued to decrease. In 1997 and 1998, the annual rate of inflation was 0.5% and 0.9%, respectively.

         The international financial crises of 1998 and their impact on the domestic banking sector have prompted the authorities to adopt new measures to prevent a run on bank deposits, as well as to improve the strength and performance of Argentina's banks. In September 1998, the Central Bank increased the amount covered by deposit insurance and extended coverage to large deposits, which had previously been uninsured.

         CONSUMER PRICE INDEX. The following table sets forth for each year indicated the change in Argentine Consumer Prices for the twelve months ended December 31, 1989-98.

                            INFLATION

                                                 Consumer Prices,
                                                 Increase Over
                                                 Previous Period
                                                 ----------------

         1989...................................    4,923.6
         1990...................................    1,343.9
         1991...................................       84.1
         1992...................................       24.8
         1993...................................       10.6
         1994...................................        4.2
         1995(1)................................        3.4
         1996(1)................................        0.2
         1997...................................        0.5
         1998 (Estimate)........................        0.9

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

___________________

Source:  Banco Central de la Republica Argentina; Economist
Intelligence Unit.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1989 through 1998.

                                   Gross              Change
                                   Domestic           from Prior
                       Gross       Product at         Year at
                       Domestic    Constant           Constant
                       Product     1986 Prices        Prices
                       ________    ___________        ___________
                       (millions of Argentine Pesos)  (percent)

         1991           180,898        10,270            8.9
         1992           226,847        11,159            8.7
         1993           257,570        11,832            6.0
         1994           281,600        12,710            7.4
         1995           279,500        12,150           (4.6)
         1996           294,100        12,672            4.3
         1997           327,900        N/A               8.6
         1998           N/A            N/A               4.2

_______________

Source: Banco Central de la Republica Argentina; Ministerio de
Economia, Obras y Servicios Publicos.

1998 data are preliminary.

                             PART C
                        OTHER INFORMATION

ITEM 23. EXHIBITS:

    (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

         (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26 1990 and filed September 28, 1990 - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 29, 1998.

         (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment
              No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

         (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 29, 1998.

         (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23 1994 and filed August 24, 1994 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) with the Securities and Exchange Commission filed on May 1, 1995.

         (6) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on May 1, 1995.

         (7) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to
              Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

         (8) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

         (9) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

         (10) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to
              Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 18, 1997.

         (11) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on January 11, 1999.

         (12) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 6, 1999 and filed January 8, 1999 - Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on January 11, 1999.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (2) to Post-Effective
              Amendment No. 22 of Registrant's Registration
              Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 29, 1998.

    (c)       Not applicable.

    (d) (1) Investment Advisory Agreement between Registrant and Alliance Capital Management L.P. amended as of May 1, 1997 - Incorporated by reference to Exhibit
              (5)(a) to Post-Effective Amendment No. 21 of
              Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

         (2) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.



         (2)  Class B Distribution Services Agreement between the
              Registrant and Alliance Fund Distributors, Inc. -
              Filed herewith.

    (f)       Not applicable.

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on May 1, 1997.

         (2)  Amendment to Custodian Agreement dated June 4, 1996
              - Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 29, 1998.

    (i)  (1)  Opinion of Seward & Kissel LLP - Filed herewith.

         (2) Opinion of Venable, Baetjer and Howard LLP - Filed herewith.

    (j)       Consent of Independent Auditors - Filed herewith.

    (k)       Not applicable.

    (l)       Not applicable.

    (m) Rule 12b-1 Class B Distribution Plan - Filed herewith.

    (n)       Financial Data Schedules - Filed herewith.

    (o)       Rule 18f-3 Plan - Filed herewith.

OTHER EXHIBITS:

              Powers of Attorney of Ms. Block and Messrs. Carifa, Dievler, Dobkin, Foulk, Hester, Michel and Robinson. - Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Commission on November 4, 1998.

ITEM 24.      Persons Controlled by or under Common Control with
              Registrant.

              None.

ITEM 27. Indemnification.

              It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII of the Registrants By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as
              Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

              2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) Directors means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  Corporation includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                   (3)  Expenses include attorneys fees.

                   (4)  Official capacity means the following:

                        (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                        (ii) When used with respect to a person
              other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii) Official capacity does not include
              service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5)  Party includes a person who was, is, or
              is threatened to be made a named defendant or respondent in a proceeding.

                   (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                        (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                        (i)  The act or omission of the director
              was material to the matter giving rise to the proceeding; and

                             1.  Was committed in bad faith; or

                             2.  Was the result of active and
              deliberate dishonesty; or

                        (ii)  The director actually received an
              improper personal benefit in money, property, or services; or

                        (iii)  In the case of any criminal
              proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii)  However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii) The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                        (c)  A director may not be indemnified
              under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                        (d)  Unless limited by the charter:

                             (1)  A director who has been
              successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection
              (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                             (2)  A court of appropriate
              jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                        (ii) If it determines that the director
              is fairly and reasonably entitled to
              indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                        (3)  A court of appropriate jurisdiction
              may be the same court in which the proceeding involving the directors liability took place.

                   (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
              vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the
              board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii) By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)  (1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
              director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                        (ii) A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (2)  The undertaking required by
              subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                        (3)  Payments under this subsection shall
              be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                        (1)  The corporation shall be deemed to
              have requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                        (2)  Excise taxes assessed on a director
              with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                        (3)  Action taken or omitted by the
              director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                        (1)  An officer of the corporation shall
              be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                        (2)  A corporation may indemnify and
              advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                        (3)  A corporation, in addition, may
              indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)  (1)  A corporation may purchase and
              maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                        (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3)  The insurance or similar protection
              may be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

         Article EIGHTH of the Registrants Articles of
Incorporation reads as follows:

         EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrants Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities
         Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         ARTICLE VII, Section 1 through Section 6 of the
Registrants By-laws reads as follows:

         Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The

         Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

         Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the caption Management of the Fund in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.


ITEM 27. Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.

         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary

                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Jamie A. Atkinson           Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Casimir F. Bolanowski       Vice President

Michael E. Brannan          Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Jonathan W. Cangalosi       Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Christopher J. MacDonald    Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

Jeffrey P. Mellas           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Nicole Nolan-Koester        Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Patrick Look                Assistant Vice
                            President and
                            Assistant Treasurer

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Duff C. Ferguson            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Michael Laino               Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

(c) Not Applicable.

ITEM 28. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not Applicable.

ITEM 30. Undertakings.

    (b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrants latest annual report to shareholders upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April, 1999.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

                                  by /s/ John D. Carifa
                                     _____________________
                                     John D. Carifa
                                     Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


    SIGNATURE                   TITLE          DATE

1.  Principal Executive Officer

    by /s/ John D. Carifa       Chairman and    April 30, 1999
       ____________________     President
       John D. Carifa


2.  Principal Financial and
    Accounting Officer

    by /s/ Mark D. Gersten      Treasurer and   April 30, 1999
       _____________________    Chief Financial
       Mark D. Gersten          Officer

3.  All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    by /s/ Edmund P. Bergan, Jr.               April 30, 1999
       ____________________________
       Edmund P. Bergan, Jr.
       (Attorney-in-fact)

                        INDEX TO EXHIBITS


(e)(2)   Class B Distribution Services Agreement
(i)(1)   Opinion of Seward & Kissel LLP
(i)(2)   Opinion of Venable, Baetjer and Howard
(j)      Consent of Independent Auditors
(m)      Rule 12b-1 Class B Distribution Plan
(n)      Financial Data Schedules
(o)      Rule 18f-3 Plan











































                              C-28
00250292.BS7